UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number:

811-05577

The Glenmede Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

1 Lincoln Street, Floor 8

SFC0805

Boston, MA 02111

(Address of Principal Executive Offices)(Zip Code)

Michael P. Malloy, Esq.

Secretary

Faegre Drinker Biddle & Reath LLP

One Logan Square

Suite 2000

Philadelphia, PA 19103-6996

(Name and Address of Agent for Service)

Registrant’s Telephone Number, including Area Code:

1-800-442-8299

Date of Fiscal Year End: October 31

Date of Reporting Period: October 31, 2021

Item 1. Reports to Stockholders.

(a)

The Glenmede Fund, Inc.
The Glenmede Portfolios
Annual Report
October 31, 2021

The performance for the portfolios shown on pages 2 to 22 represents past performance and is not a guarantee of future results. A portfolio’s share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than their original cost.
An investment in a portfolio is neither insured nor guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency or bank.
Unlike actual fund performance, performance of an index does not reflect any expenses or transaction costs. A direct investment in an unmanaged index is not possible.
The reports concerning the portfolios included in this shareholder report may contain certain forwardlooking statements about the factors that may affect the performance of the portfolios in the future. These statements are based on the adviser’s predictions and expectations concerning certain future events and their expected impact on the portfolios, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events and other factors that may influence the future performance of the portfolios. The adviser believes these forwardlooking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

The Glenmede Fund, Inc.
The Glenmede Portfolios

1

The Glenmede Fund, Inc. and the Glenmede Portfolios
President’s Letter
Dear Shareholder:
We are pleased to present the annual report of the Glenmede family of funds for the fiscal year ended October 31, 2021. At the fiscal year end on October 31, 2021, The Glenmede Fund, Inc. and The Glenmede Portfolios (collectively, the “Glenmede Funds”) consisted of 18 Portfolios with total assets of $7.3 billion. During the fiscal year, no new portfolios were launched and one portfolio was closed: The Glenmede Fund, Inc. – Large Cap Value Portfolio.
The fiscal year was marked by improved investor sentiment in response to supportive fiscal/monetary policies, stronger than expected earnings and revenues, business re-openings, and medical advances against COVID-19. The enhanced outlook led to an equity rally during the fiscal year while fixed income markets were relatively flat comparatively.
A strong economic recovery combined with commitments from global central banks that monetary policies will remain accommodative for some time provided the underpinnings for the surge in equities. The COVID-19 vaccine developments and the certification of the U.S. election results provided additional catalysts for the equity rally. The fiscal year ended October 31, 2021 saw all major equity indices rally significantly with the S& P 500® Index1 gaining 42.9%. Small cap stocks, as represented by the Russell 2000® Index1, outpaced their large cap counterparts, rising 50.8%. International markets also rallied with the MSCI EAFE Index1 up 34.2% for the fiscal year.
As the economy continues to recover from the COVID-19 pandemic, the treasury curve steepened as long-term interest rates ascended. The Federal Reserve maintained its accommodative stance with Fed funds at the effective lower range. Inflation expectations grew as the year progressed and pushed long term rates even higher with the U.S. 10 Year treasury at 1.55% by the close of October 2021. The treasury yield curve flattened towards the end of the fiscal year as the market patiently waited for the Federal Reserve to unveil its tapering plan and U.S. 2-year treasury yields rose 23 basis points2 over the month of October. For the fiscal year ended October 31, 2021, the Bloomberg U.S. Aggregate Bond Index1 returned -0.48% and the Bloomberg Municipal 1-10 Year Blend Index1 returned a modest 1.28%. High yield debt performed the best with the Bloomberg High Yield Index1 returning 9.1%.
The Glenmede Quantitative U.S. Total Market Equity Portfolio achieved a five star (★★★★★) Overall Morningstar RatingTM3 among 392 Mid Cap Value Equity Funds for the period ended October 31, 2021 (based on risk adjusted returns). The Glenmede Equity Income Portfolio acheived a four star (★★★★) Overall Morningstar RatingTM3 among 1,146 Large Value Equity Funds for the period ended October 31, 2021 (based on risk adjusted returns). The Glenmede Secured Options Portfolio (Advisor Class) achieved a four star (★★★★) Overall Morningstar RatingTM3 among 88 Option-based Funds for the period ended October 31, 2021 (based on risk adjusted returns). The Glenmede Women in Leadership Equity Portfolio achieved a four star (★★★★) Overall Morningstar RatingTM3 among 1,146 Large Value Equity Funds for the period ended October 31, 2021 (based on risk adjusted returns).
We have included Portfolio Highlights for each individual fund in this report. We welcome any questions about the Glenmede Funds and thank our shareholders for their continued support.
Sincerely,
Kent E. Weaver, Jr.
President
November 23, 2021
2

Past performance is no guarantee of future results.
Mutual fund investing involves risks. Principal loss is possible. Shareholders should consult each Portfolio’s prospectus for a complete listing of risks associated with their Portfolio(s). Certain Portfolios invest in foreign securities which, especially in emerging markets, will involve greater volatility and political, economic and currency risks and differences in accounting methods. The Small Cap Equity Portfolio and Quantitative U.S. Small Cap Equity Portfolio invest in smaller companies, which will involve additional risks such as limited liquidity and greater volatility than larger companies. The Quantitative U.S. Large Cap Value Equity Portfolio may invest in IPOs and the market value of IPO shares could fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading, and limited information about the issuer. Short sales by the Quantitative U.S. Long/Short Equity Portfolio and the Quantitative U.S. Total Market Equity Portfolio involve leverage risk, credit exposure to brokers that execute the short sales and have potentially unlimited losses. Use of derivatives by the Secured Options Portfolio and the Global Secured Options Portfolio may involve greater liquidity, counterparty, credit and pricing risks. The Muni Intermediate Portfolio, High Yield Municipal Portfolio and Short Term Tax Aware Fixed Income Portfolio invest in debt instruments of municipal issuers whose ability to meet their obligations may be affected by political and economic factors in the issuer’s region. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Income from tax-exempt funds may be subject to state and local taxes and a portion of such income may be subject to the federal alternative minimum tax for certain investors. Federal income tax rules will apply to any capital gains distributions. Investments in asset backed and mortgage backed securities by the Core Fixed Income Portfolio include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. The High Yield Municipal Portfolio invests in “Junk Bonds” which are securities rated below investment grade and are high risk investments that have greater credit risk, are less liquid and have more volatile prices than investment grade bonds. The Secured Options Portfolio and the Global Secured Options Portfolio invest in options which have risks of unlimited losses of the underlying holdings due to unanticipated market movements and failure to correctly predict the direction of the securities prices, interest rates and currency exchange rates. Covered call writing may limit the upside of an underlying security. This investment may not be suitable for all investors. The application of the social, governance and/or environmental standards of the Responsible ESG U.S. Equity Portfolio and the women in leadership criteria of the Women in Leadership U.S. Equity Portfolio will affect each Portfolio’s exposure to certain issuers, industries, sectors, regions and countries and may impact the relative performance of these Portfolios, either positively or negatively, depending on whether such investments are in or out of favor. The Equity Income Portfolio invests in dividend paying stocks. Issuers that have paid regular dividends or distributions to shareholders may not continue to do so at the same level or at all in the future. Dividend paying securities can fall out of favor with the market, causing the Portfolio during such periods to underperform funds that do not focus on dividends.
Diversification does not assure a profit or protect against a loss in a declining market.
An investment in a Portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation, any other government agency or bank.
[1]	The indices are defined on pages 23 to 25.
[2]	A basis point equals .01%.
[3]	©2021 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.
The Morningstar Rating™ for funds, or "star rating", is calculated for managed products (including mutual funds, variable annuity and variable life subaccounts, exchange-traded funds, closed-end funds, and separate accounts) with at least a three-year history. Exchange-traded funds and open-end mutual funds are considered a single population for comparative purposes. It is calculated based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a managed product’s monthly excess performance, placing more emphasis on downward variations and rewarding consistent performance. The top 10% of products in each product category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. The Overall Morningstar Rating™ for a managed product is derived from a weighted average of the performance figures associated with its three-, five-, and 10-year (if applicable) Morningstar Rating™ metrics. The weights are: 100% three-year rating for 36-59 months of total returns, 60% five-year rating/40% three-year rating for 60-119 months of total returns, and 50% 10-year rating/30% five-year rating/20% three-year rating for 120 or more months of total returns. While the 10-year overall star rating formula seems to give the most weight to the 10-year period, the most recent three-year period actually has the greatest impact because it is included in all three rating periods.
As of October 31, 2021, the Equity Income Portfolio was rated against the following numbers of U.S.-domiciled Large Value Equity funds over the following time periods: 1,146 funds overall and 1,146 funds in the last three years. With respect to these Large Value Equity funds, the Equity Income Portfolio received an Overall Morningstar Rating™ of ★★★★ stars and a Morningstar Rating™ of ★★★★ stars for the three-year period. As of October 31, 2021, the Secured Options Portfolio (Advisor Class and Institutional Class) was rated against the following numbers of Option-based funds over the following time periods: 88 funds overall, 88 funds in the last three years, 62 funds in the last five years and 11 funds in the last ten years. With respect to these Option-based
3

funds, the Secured Options Portfolio (Advisor Class) received an Overall Morningstar Rating™ of ★★★★ stars and a Morningstar Rating™ of ★★★ stars, ★★★ stars and ★★★★★ stars for the three-, five- and ten year periods, respectively. With respect to these Option-based funds, the Secured Options Portfolio (Institutional Class) received an Overall Morningstar Rating™ of ★★★ stars and a Morningstar Rating™ of ★★★ stars, ★★★ stars and ★★★★★ stars for the three-, five- and ten year periods, respectively. As of October 31, 2021, the Quantitative U.S. Total Market Equity Portfolio was rated against the following numbers of U.S.- domiciled Mid-Cap Value funds over the following time periods: 392 funds overall, 392 funds in the last three years, 350 funds in the last five years and 254 funds in the last ten years. With respect to these Mid-Cap Value funds, the Quantitative U.S. Total Market Equity Portfolio received an Overall Morningstar Rating™ of ★★★★★ stars and a Morningstar Rating™ of ★★★★ stars, ★★★★★ stars and ★★★★★ stars for the three-, five- and ten-year periods, respectively. As of October 31, 2021, the Women in Leadership Equity Portfolio was rated against the following numbers of U.S.- domiciled Large Value funds over the following time periods: 1,146 funds overall, 1,146 funds in the last three years and 1,027 funds in the last five years. With respect to these Large Value funds, the Women in Leadership Equity Portfolio received an Overall Morningstar Rating™ of ★★★★ stars and a Morningstar Rating™ of ★★★★ stars and ★★★★ stars for the three- and five year periods, respectively. Past performance is no guarantee of future results. Ratings for other share classes may differ.
This material must be preceded or accompanied by a current prospectus.
The Glenmede Fund, Inc. and The Glenmede Portfolios are distributed by Quasar Distributors, LLC. 12/21.
Bond ratings are grades given to bonds that indicate their credit quality as determined by a private independent rating service such as S&P Global Ratings. The firm evaluates a bond issuer’s financial strength, or its ability to pay a bond’s principal and interest in a timely fashion. Ratings are expressed as letters ranging from ’AAA’, which is the highest grade, to ’D’, which is the lowest grade. In limited situations when the rating agency has not issued a formal rating, the rating agency will classify the security as non-rated.
A Portfolio’s holdings and allocations are subject to change and are not recommendations to buy or sell any security. Current and future portfolio holdings are subject to risk. Please refer to a Portfolio’s Schedule of Portfolio Investments contained in this report for a full listing of portfolio holdings.
4

The Glenmede Fund, Inc.

Quantitative U.S. Large Cap Core Equity Portfolio
PORTFOLIO HIGHLIGHTS
October 31, 2021
Average Annual Total Return
		Return After Taxes on
Quantitative U.S. Large Cap Core Equity Portfolio – Advisor Class	Return Before Taxes	Distributions	Distributions and Sales of Fund Shares	Russell 1000® Index	Morningstar Large Blend Average
Year ended 10/31/21	43.77%	40.82%	27.11%	43.51%	41.27%
Five Years ended 10/31/21	14.71%	13.11%	11.41%	19.16%	16.60%
Ten Years ended 10/31/21	14.69%	13.60%	12.08%	16.30%	13.92%
Inception (02/27/04) through 10/31/21[1]	10.22%	9.52%	8.60%	10.62%	8.90%
Quantitative U.S. Large Cap Core Equity Portfolio – Institutional Class
Year ended 10/31/21	44.10%	41.04%	27.31%	43.51%	41.27%
Five Years Ended 10/31/21	14.94%	13.28%	11.58%	19.16%	16.60%
Inception (12/30/15) through 10/31/21[2]	13.18%	11.74%	10.25%	17.15%	14.83%
For the fiscal year ended October 31, 2021, the Portfolio’s Advisor Class outperformed the Russell 1000® Index by 0.26% and the Morningstar Large Blend Average by 2.50%, respectively. The Portfolio was positively impacted from its relatively lower average market capitalization versus the Russell 1000® Index as the average stock (50.4%) outperformed the Index by about 6.9%. However, the Portfolio’s relative performance was negatively impacted from underexposure to Alphabet (GOOG 82.9%) and no exposure to Tesla (TSLA 187%). The Portfolio’s performance had net positive contributions from multifactor stock ranking models, including biases towards stocks with lower valuations, as the Russell 1000® Value Index outperformed the Russell 1000® Growth Index by about 0.5%. The Portfolio had positive relative stock performance in four of eleven sectors. The most favorable contributions from stock selection came in the information technology and consumer discretionary sectors. The most negative contributions from stock selection were in the communication services and materials. The Portfolio’s gross annual operating expense ratios, as stated in the February 28, 2021 Prospectuses, are 0.87% and 0.67% for the Advisor and Institutional Class shares, respectively. These ratios can fluctuate and may differ from the expense ratios disclosed in the Financial Highlights section of this report.
Hypothetical Illustration of $10,000 Invested in
Quantitative U.S. Large Cap Core Equity Portfolio - Advisor Class vs.
Russell 1000® Index and
Morningstar Large Blend Average
10/31/11 through 10/31/21
*	Assumes the reinvestment of all dividends and distributions.
Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the total return shown. Please call the Fund at 1-800-442-8299 to obtain the most recent month-end returns. Returns, other than after-tax returns, do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, do not reflect the impact of state and local taxes and are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. Performance of the Institutional Class will vary from the Advisor Class due to differences in fees.

[1] Returns are for the period beginning March 1, 2004 for Morningstar Large Blend Average.
[2] Returns are for the period beginning January 1, 2016 for Morningstar Large Blend Average.
The indices and certain terms are defined on pages 23 to 25.
5

The Glenmede Fund, Inc.

Quantitative U.S. Large Cap Growth Equity Portfolio
PORTFOLIO HIGHLIGHTS
October 31, 2021
Average Annual Total Return
		Return After Taxes on
Quantitative U.S. Large Cap Growth Equity Portfolio – Advisor Class	Return Before Taxes	Distributions	Distributions and Sales of Fund Shares	Russell 1000® Growth Index	Morningstar Large Growth Average
Year ended 10/31/21	46.17%	41.57%	29.23%	43.21%	39.55%
Five Years ended 10/31/21	20.97%	18.49%	16.33%	25.49%	22.35%
Ten Years ended 10/31/21	17.85%	16.37%	14.74%	19.42%	16.89%
Inception (02/27/04) through 10/31/21[1]	12.17%	11.30%	10.32%	12.44%	10.61%
Quantitative U.S. Large Cap Growth Equity Portfolio – Institutional Class
Year ended 10/31/21	46.47%	41.75%	29.40%	43.21%	39.55%
Five Years Ended 10/31/21	21.21%	18.66%	16.50%	25.49%	22.35%
Inception (11/05/15) through 10/31/21[2]	17.53%	15.43%	13.67%	21.14%	18.44%
For the fiscal year ended October 31, 2021, the Portfolio’s Advisor Class outperformed the Russell 1000® Growth Index by 2.96% and the Morningstar Large Growth Average by 6.62%, respectively. The Portfolio was positively impacted from relative underexposure to megacap companies such as Apple (AAPL, 38.5%) and Amazon (AMZN, 11.1%). However, the Portfolio’s relative performance was negatively impacted from underexposure to Alphabet (GOOG 82.9%) and no exposure to Tesla (TSLA 187%). The Portfolio’s performance had mixed contributions from multifactor stock ranking models, including biases towards stocks with lower valuations, better fundamentals and more positive earnings trends. The Portfolio benefitted from downside risk screens, avoiding stocks ranked poorly in multifactor sell models and negative earnings surprise signals. The Portfolio had positive relative stock performance in two of nine sectors. The most favorable contributions from stock selection came in the information technology and materials sectors. The most negative contributions from stock selection were in the communication services and health care sectors. The Portfolio’s gross annual operating expense ratios, as stated in the February 28, 2021 Prospectuses, are 0.88% and 0.68% for the Advisor and Institutional Class shares, respectively. These ratios can fluctuate and may differ from the expense ratios disclosed in the Financial Highlights section of this report.
Hypothetical Illustration of $10,000 Invested in
Quantitative U.S. Large Cap Growth Equity Portfolio-Advisor Class vs.
Russell 1000® Growth Index and Morningstar Large Growth Average
10/31/11 through 10/31/21
*	Assumes the reinvestment of all dividends and distributions.
Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the total return shown. Please call the Fund at 1-800-442-8299 to obtain the most recent month-end returns. Returns, other than after-tax returns, do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, do not reflect the impact of state and local taxes and are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. Performance of the Institutional Class will vary from the Advisor Class due to differences in fees.

[1] Returns are for the period beginning March 1, 2004 for Morningstar Large Growth Average.
[2] Returns are for the period beginning December 1, 2015 for Morningstar Large Growth Average.
The indices and certain terms are defined on pages 23 to 25.
6

The Glenmede Fund, Inc.

Quantitative U.S. Large Cap Value Equity Portfolio
PORTFOLIO HIGHLIGHTS
October 31, 2021
Average Annual Total Return
		Return After Taxes on
Quantitative U.S. Large Cap Value Equity Portfolio	Return Before Taxes	Distributions	Distributions and Sales of Fund Shares	Russell 1000® Value Index	Morningstar Large Value Average
Year ended 10/31/21	46.66%	45.89%	27.67%	43.76%	43.70%
Inception (11/13/17) through 10/31/21[1]	8.93%	8.40%	6.84%	11.18%	10.01%
For the fiscal year ended October 31, 2021, the Portfolio outperformed the Russell 1000® Value Index by 2.90% and the Morningstar Large Value Average by 2.96%, respectively. In the past year, the Portfolio’s performance had net positive contributions from multifactor ranking models, including biases towards stocks with lower valuations. Stocks in the Russell 1000® Value Index with lower valuations (Price/Earnings<20) had a total return of 56.0%. The Portfolio benefitted from leading industry group indicators, including relative overweightings in financials and underweightings in health care stocks. The Portfolio had positive relative stock performance in six of eleven sectors. The most favorable contributions from stock selection came in the information technology and communication services sectors. The most negative contributions from stock selection were in the materials and energy sectors. The Portfolio’s gross annual operating expense ratio, as stated in the February 28, 2021 Prospectus, is 2.66%. This ratio can fluctuate and may differ from the expense ratio disclosed in the Financial Highlights section of this report.
Hypothetical Illustration of $10,000 Invested in
Quantitative U.S. Large Cap Value Equity Portfolio vs.
Russell 1000® Value Index and
Morningstar Large Value Average
11/13/17 through 10/31/21
*	Assumes the reinvestment of all dividends and distributions.
Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance quoted reflects fee waivers and/or expense reimbursements in effect and would have been lower in their absence. Current performance may be higher or lower than the total return shown. Please call the Fund at 1-800-442-8299 to obtain the most recent month-end returns. Returns, other than after-tax returns, do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, do not reflect the impact of state and local taxes and are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown.

[1] Returns are for the period beginning December 1, 2017 for Morningstar Large Value Average.
The indices and certain terms are defined on pages 23 to 25.
7

The Glenmede Fund, Inc.

Quantitative U.S. Small Cap Equity Portfolio
PORTFOLIO HIGHLIGHTS
October 31, 2021
Average Annual Total Return
		Return After Taxes on
Quantitative U.S. Small Cap Equity Portfolio	Return Before Taxes	Distributions	Distributions and Sales of Fund Shares	Russell 2000® Index	Morningstar Small Blend Average
Year ended 10/31/21	58.45%	58.14%	34.62%	50.80%	54.25%
Inception (11/13/17) through 10/31/21[1]	11.55%	11.36%	9.05%	13.27%	10.09%
For the fiscal year ended October 31, 2021, the Portfolio outperformed the Russell 2000® Index by 7.65% and the Morningstar Small Blend Average by 4.20%, respectively. In the past year, the Portfolio’s performance had net positive contributions from multifactor ranking models, including biases towards stocks with lower valuations. Stocks in the Russell 2000® Index with lower valuations (Price/Earnings<20) had a total return of 64.9%. The Portfolio benefitted from leading industry group indicators, including relative overweightings in financials/communication services and underweightings in health care/utilities stocks. The Portfolio had positive relative stock performance in seven of eleven sectors. The most favorable contributions from stock selection came in the health care and financials sectors. The most negative contributions from stock selection were in the energy and communication services sectors. The Portfolio’s gross annual operating expense ratio, as stated in the February 28, 2021 Prospectus, is 4.63%. This ratio can fluctuate and may differ from the expense ratio disclosed in the Financial Highlights section of this report.
Hypothetical Illustration of $10,000 Invested in
Quantitative U.S. Small Cap Equity Portfolio vs.
Russell 2000® Index and
Morningstar Small Blend Average
11/13/17 through 10/31/21
*	Assumes the reinvestment of all dividends and distributions.
Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance quoted reflects fee waivers and/or expense reimbursements in effect and would have been lower in their absence. Current performance may be higher or lower than the total return shown. Please call the Fund at 1-800-442-8299 to obtain the most recent month-end returns. Returns, other than after-tax returns, do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, do not reflect the impact of state and local taxes and are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown.

[1] Returns are for the period beginning December 1, 2017 for Morningstar Small Blend Average.
The indices and certain terms are defined on pages 23 to 25.
8

The Glenmede Fund, Inc.

Quantitative International Equity Portfolio
PORTFOLIO HIGHLIGHTS
October 31, 2021
Average Annual Total Return
		Return After Taxes on
Quantitative International Equity Portfolio	Return Before Taxes	Distributions	Distributions and Sales of Fund Shares	MSCI World ex-USA Index	Morningstar Foreign Large Value Average
Year ended 10/31/21	31.96%	30.73%	18.90%	35.59%	36.44%
Five Years ended 10/31/21	6.57%	6.10%	5.20%	9.95%	6.92%
Ten Years ended 10/31/21	4.75%	4.38%	3.84%	7.19%	5.60%
Inception (11/17/88) through 10/31/21[1]	6.49%	5.32%	5.23%	5.19%	6.31%
For the fiscal year ended October 31, 2021, the Portfolio underperformed the MSCI World excluding the United States Index (“MSCI World ex-USA Index”) by 3.63%. In the past year, the Portfolio was negatively impacted from its relatively lower average market capitalization versus the MSCI World ex-USA Index as the average stock (32.1%, equal-weighted) underperformed the Index by about 4.1%. The Portfolio’s performance had mixed contributions from multifactor stock ranking models, including biases towards stocks with lower valuations, better fundamentals and more positive earnings trends. Leading industry group indicators had minor effects on performance, including relative overweightings of financials/communication services/materials and underweightings of consumer discretionary/industrials/health care stocks. The Portfolio had positive relative stock performance in four of eleven sectors. The most favorable contributions from stock selection came in the consumer discretionary and utilities sectors. The most negative contributions from stock selection were in the energy and information technology sectors. The Portfolio’s gross annual operating expense ratio, as stated in the February 28, 2021 Prospectus, is 1.15%. This ratio can fluctuate and may differ from the expense ratio disclosed in the Financial Highlights section of this report.
Hypothetical Illustration of $10,000 Invested in
Quantitative International Equity Portfolio vs.
MSCI World ex-USA Index and
Morningstar Foreign Large Value Average
10/31/11 through 10/31/21
*	Assumes the reinvestment of all dividends and distributions.
Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance quoted above reflects fee waivers in effect during certain periods and would have been lower in their absence. Current performance may be higher or lower than the total return shown. Please call the Fund at 1-800-442-8299 to obtain the most recent month-end returns. Returns other than after tax returns, do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, do not reflect the impact of state and local taxes and are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown.

[1] Returns are for the period beginning December 1, 1988 for Morningstar Foreign Large Value Average.
The indices and certain terms are defined on pages 23 to 25.
9

The Glenmede Fund, Inc.

Responsible ESG U.S. Equity Portfolio
PORTFOLIO HIGHLIGHTS
October 31, 2021
Average Annual Total Return
		Return After Taxes on
Responsible ESG U.S. Equity Portfolio		Distributions	Distributions and Sales of Fund Shares	Russell 1000® Index	Morningstar Large Blend Average
Year ended 10/31/21	46.31%	45.92%	27.44%	43.51%	41.27%
Five Years ended 10/31/21	15.91%	15.39%	12.70%	19.16%	16.60%
Inception (12/22/15) through 10/31/21[1]	15.07%	14.62%	12.14%	17.33%	14.83%
For the fiscal year ended October 31, 2021, the Portfolio outperformed the Russell 1000® Index by 2.80% and the Morningstar Large Blend Average by 5.04%, respectively. The Portfolio selects stocks based on a combination of multi-factor models and ESG ratings (environmental, socially responsible and governance). The Portfolio was positively impacted from its relatively lower average market capitalization versus the Russell 1000® Index as the average stock (50.4%) outperformed the Index by about 6.9%. However, the Portfolio’s relative performance was negatively impacted from no exposure to Tesla (TSLA 187%). The Portfolio’s performance had net positive contributions from multifactor stock ranking models, including biases towards stocks with lower valuations. In addition, the Portfolio benefitted from exposure to companies with more favorable ESG ratings. The Portfolio had positive relative stock performance in five of eleven sectors. The most favorable contributions from stock selection came in the information technology and financial sectors. The most negative contributions from stock selection were in the health care and communication services sectors. The Portfolio’s gross annual operating expense ratio, as stated in the February 28, 2021 Prospectus, is 1.05%. This ratio can fluctuate and may differ from the expense ratio disclosed in the Financial Highlights section of this report.
Hypothetical Illustration of $10,000 Invested in
Responsible ESG U.S. Equity Portfolio vs.
Russell 1000® Index and
Morningstar Large Blend Average
12/22/15 through 10/31/21
*	Assumes the reinvestment of all dividends and distributions.
Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance quoted reflects fee waivers and/or expense reimbursements in effect and would have been lower in their absence. Current performance may be higher or lower than the total return shown. Please call the Fund at 1-800-442-8299 to obtain the most recent month-end returns. Returns, other than after-tax returns, do not reflect taxes that a shareholder may pay on fund distributions or redemption of fund shares. After tax returns are calculated using the historical highest individual federal marginal income tax rates, do not reflect the impact of state and local taxes and are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown.

[1] Returns are for the period beginning January 1, 2016 for Morningstar Large Blend Average.
The indices and certain terms are defined on pages 23 to 25.
10

The Glenmede Fund, Inc.

Women in Leadership U.S. Equity Portfolio
PORTFOLIO HIGHLIGHTS
October 31, 2021
Average Annual Total Return
		Return After Taxes on
Women in Leadership U.S. Equity Portfolio		Distributions	Distributions and Sales of Fund Shares	Russell 1000® Index	Morningstar Large Value Average
Year ended 10/31/21	43.94%	43.41%	26.04%	43.51%	43.70%
Five Years ended 10/31/21	14.67%	14.15%	11.66%	19.16%	12.38%
Inception (12/22/15) through 10/31/21[1]	13.82%	13.32%	11.05%	17.33%	11.67%
For the fiscal year ended October 31, 2021, the Portfolio outperformed the Russell 1000® Index by 0.43% and the Morningstar Large Value Average by 0.24%, respectively. The Portfolio selects stocks based on companies that meet specific women in leadership criteria by the inclusion of women in significant roles, including, but not limited to, a chairwoman, a female chief executive officer, female board members or women in management positions and gender diversity metrics. The Portfolio was positively impacted from its relatively lower average market capitalization versus the Russell 1000® Index as the average stock (50.4%) outperformed the Index by about 6.9%. However, the Portfolio’s relative performance was negatively impacted from no exposure to Tesla (TSLA 187%). The Portfolio’s performance had net positive contributions from multifactor stock ranking models, including biases towards stocks with lower valuations, as the Russell 1000® Value Index outperformed the Russell 1000® Growth Index by about 0.5%. The Portfolio had positive relative stock performance in four of eleven sectors. The most favorable contributions from stock selection came in the information technology and health care sectors. The most negative contributions from stock selection were in the industrials and communication services sectors. The Portfolio’s gross annual operating expense ratio, as stated in the February 28, 2021 Prospectus, is 1.08%. This ratio can fluctuate and may differ from expense ratio disclosed in Financial Highlights section of this report.
Hypothetical Illustration of $10,000 Invested in
Women in Leadership U.S. Equity Portfolio vs.
Russell 1000® Index and
Morningstar Large Value Average
12/22/15 through 10/31/21
*	Assumes the reinvestment of all dividends and distributions.
Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance quoted reflects fee waivers and/or expense reimbursements in effect and would have been lower in their absence. Current performance may be higher or lower than the total return shown. Please call the Fund at 1-800-442-8299 to obtain the most recent month-end returns. Returns, other than after-tax returns, do not reflect taxes that a shareholder may pay on fund distributions or redemption of fund shares. After tax returns are calculated using the historical highest individual federal marginal income tax rates, do not reflect the impact of state and local taxes and are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown.

[1] Returns are for the period beginning January 1, 2016 for Morningstar Large Value Average.
The indices and certain terms are defined on pages 23 to 25.
11

The Glenmede Fund, Inc.

Quantitative U.S. Long/Short Equity Portfolio
PORTFOLIO HIGHLIGHTS
October 31, 2021
Average Annual Total Return
		Return After Taxes on
Quantitative U.S. Long/Short Equity Portfolio – Advisor Class		Distributions	Distributions and Sales of Fund Shares	Russell 3000® Index	Bloomberg U.S Treasury Bellwether 3-Month Index	Blended Index	Morningstar Long/Short Average
Year ended 10/31/21	17.01%	17.01%	10.07%	43.90%	0.05%	11.91%	21.16%
Five Years ended 10/31/21	2.77%	2.72%	2.13%	18.91%	1.16%	6.47%	6.76%
Ten Years ended 10/31/21	3.91%	3.88%	3.09%	16.10%	0.64%	5.24%	4.98%
Inception (09/29/06) through 10/31/21[1]	2.07%	1.99%	1.61%	10.83%	1.02%	4.12%	3.14%
Quantitative U.S. Long/Short Equity Portfolio – Institutional Class
Year ended 10/31/21	17.25%	17.25%	10.21%	43.90%	0.05%	11.91%	21.16%
Inception (09/13/19) through 10/31/21[2]	3.97%	3.92%	3.04%	24.90%	0.60%	7.72%	9.64%
For the fiscal year ended October 31, 2021, the Portfolio’s Advisor Class underperformed the Russell 3000® Index by 26.89% and outperformed the Bloomberg U.S. Treasury Bellwether 3-Month Index by 16.96%, respectively. The Portfolio outperformed a blended benchmark mix of 70% Bloomberg U.S. Treasury Bellwether 3 Month Index and 30% Russell 3000® Index by 5.10%. Over the past year, the average net equity exposure (long minus short equity position weights) for the Portfolio was about 34%. The Portfolio’s performance had favorable contributions from multifactor stock ranking models, including biases towards stocks with lower valuations and attractive fundamentals. The Portfolio’s long positions had positive relative stock performance in eight of eleven sectors. The most favorable contributions from stock selection came in the information technology and industrials sectors. The most negative contributions from stock selection were in the communication services and real estate sectors. The Portfolio’s long stock positions (51.7% return) outperformed the short positions (40.0% return) by about 11.7%. The Portfolio’s gross annual operating expense ratios, as stated in the February 28, 2021 Prospectuses, are 2.99%. and 2.59% for the Advisor and Institutional Class shares, respectively These ratios can fluctuate and may differ from the expense ratios disclosed in the Financial Highlights section of this report.
Hypothetical Illustration of $10,000 Invested in
Quantitative U.S. Long/Short Equity Portfolio-Advisor Class vs.
Russell 3000® Index, Bloomberg U.S. Treasury Bellwether 3-Month Index,
Blended Index and Morningstar Long/Short Average
10/31/11 through 10/31/21
*	Assumes the reinvestment of all dividends and distributions.
Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance quoted reflects fee waivers and/or expense reimbursements in effect and would have been lower in their absence. Current performance may be higher or lower than the total return shown. Please call the Fund at 1-800-442-8299 to obtain the most recent month-end returns. Returns, other than after-tax returns, do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. After tax returns are calculated using the historical highest individual federal marginal income tax rates, do not reflect the impact of state and local taxes and are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. Performance of the Institutional Class will vary from the Advisor Class due to differences in fees.

[1] Returns are for the period beginning October 1, 2006 for Morningstar Long/Short Average.
[2] Returns are for the period beginning October 1, 2019 for Morningstar Long/Short Average.
The indices and certain terms are defined on pages 23 to 25.
12

The Glenmede Fund, Inc.

Quantitative U.S. Total Market Equity Portfolio
PORTFOLIO HIGHLIGHTS
October 31, 2021
Average Annual Total Return
		Return After Taxes on
Quantitative U.S. Total Market Equity Portfolio		Distributions	Distributions and Sales of Fund Shares	Russell 3000® Index	Morningstar Mid-Cap Value Average
Year ended 10/31/21	66.37%	62.26%	40.74%	43.90%	51.37%
Five Years ended 10/31/21	16.01%	14.43%	12.43%	18.91%	11.66%
Ten Years ended 10/31/21	14.06%	13.06%	11.51%	16.10%	11.77%
Inception (12/21/06) through 10/31/21[1]	8.59%	7.93%	6.99%	10.50%	7.79%
For the fiscal year ended October 31, 2021, the Portfolio outperformed the Russell 3000® Index by 22.47% and the Morningstar Mid-Cap Value Average by 15.00%, respectively. In the past year, the Portfolio was positively impacted from its relatively lower average market capitalization versus the Russell 3000® Index as the average stock (57.1% return, equal-weighted) outperformed the Index by about 13.2%. The Portfolio’s performance had favorable contributions from multifactor stock ranking models, including biases towards stocks with lower valuations and attractive fundamentals. The Portfolio’s long positions had positive relative stock performance in nine of eleven sectors. The most favorable contributions from stock selection came in the consumer discretionary and information technology sectors. Negative contributions from stock selection were in the financials and communication services sectors. The Portfolio’s long stock positions (61.9% return) outperformed the short positions (37.0% return) by about 24.9%. The Portfolio’s gross annual operating expense ratio, as stated in the February 28, 2021 Prospectus, is 2.57%. This ratio can fluctuate and may differ from the expense ratio disclosed in the Financial Highlights section of this report.
Hypothetical Illustration of $10,000 Invested in
Quantitative U.S. Total Market Equity Portfolio vs.
Russell 3000® Index and
Morningstar Mid-Cap Value Average
10/31/11 through 10/31/21
*	Assumes the reinvestment of all dividends and distributions.
Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance quoted reflects fee waivers and/or expense reimbursements in effect and would have been lower in their absence. Current performance may be higher or lower than the total return shown. Please call the Fund at 1-800-442-8299 to obtain the most recent month-end returns. Returns, other than after-tax returns, do not reflect taxes that a shareholder may pay on fund distributions or redemption of fund shares. After tax returns are calculated using the historical highest individual federal marginal income tax rates, do not reflect the impact of state and local taxes and are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown.

[1] Returns are for the period beginning January 1, 2007 for Morningstar Mid-Cap Value Average.
The indices and certain terms are defined on pages 23 to 25.
13

The Glenmede Fund, Inc.

Strategic Equity Portfolio
PORTFOLIO HIGHLIGHTS
October 31, 2021
Average Annual Total Return
		Return After Taxes on
Strategic Equity Portfolio	Return Before Taxes	Distributions	Distributions and Sales of Fund Shares	S&P 500® Index	Dow Jones Industrial Average	Morningstar Large Blend Average
Year ended 10/31/21	42.57%	40.59%	26.03%	42.91%	37.73%	41.27%
Five Years ended 10/31/21	16.97%	15.58%	13.31%	18.93%	17.21%	16.60%
Ten Years ended 10/31/21	14.55%	12.88%	11.57%	16.21%	14.32%	13.92%
Inception (07/20/89) through 10/31/21[1]	9.61%	8.23%	7.79%	10.76%	11.16%	9.11%
For the fiscal year ended October 31, 2021, the Strategic Equity Portfolio returned 42.57%. The S&P 500® Index returned 42.91% for the same period. The first half of the fiscal year saw the Portfolio perform well versus the Index as more Portfolio holdings generated strong returns, partially reversing the trend from the prior year when returns for the Index were supported by strong outperformance by a relatively narrow group of mega-capitalization companies. But this was offset over the second half of the year as some of the prior leaders again outperformed, along with a small handful of stocks that the Portfolio generally avoids due to our view that their valuations have already been stretched. In total, the Portfolio’s strong absolute returns were relatively in-line with the Index for the year. The Portfolio seeks to generate outperformance over time by investing in those companies with strong profitability whose shares are trading at reasonable valuations relative to business fundamentals. The Portfolio’s gross annual operating expense ratio, as stated in the February 28, 2021 Prospectus, is 0.86%. This ratio can fluctuate and may differ from the expense ratio disclosed in the Financial Highlights section of this report.
Hypothetical Illustration of $10,000 Invested in
Strategic Equity Portfolio vs.
S&P 500® Index, Dow Jones Industrial Average and
Morningstar Large Blend Average
10/31/11 through 10/31/21
*	Assumes the reinvestment of all dividends and distributions.
Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the total return shown. Please call the Fund at 1-800-442-8299 to obtain the most recent month-end returns. Returns, other than after-tax returns, do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. Aftertax returns are calculated using the historical highest individual federal marginal income tax rates, do not reflect the impact of state and local taxes and are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown.

[1] Returns are for the period beginning August 1, 1989 for Morningstar Large Blend Average.
The indices and certain terms are defined on pages 23 to 25.
14

The Glenmede Fund, Inc.

Small Cap Equity Portfolio
PORTFOLIO HIGHLIGHTS
October 31, 2021
Average Annual Total Return
Small Cap Equity Portfolio – Advisor Class		Russell 2000® Index	Russell 2000® Value Index	S&P 500® Index	Morningstar Small Blend Average
Year ended 10/31/21	59.75%	50.80%	64.30%	42.91%	54.25%
Five Years ended 10/31/21	14.23%	15.52%	12.61%	18.93%	13.33%
Ten Years ended 10/31/21	12.98%	13.50%	12.12%	16.21%	11.93%
Inception (03/01/91) through 10/31/21[1]	10.97%	10.58%	11.44%	10.83%	10.52%
Small Cap Equity Portfolio – Institutional Class
Year ended 10/31/21	60.04%	50.80%	64.30%	42.91%	54.25%
Five Years ended 10/31/21	14.47%	15.52%	12.61%	18.93%	13.33%
Ten Years ended 10/31/21	13.20%	13.50%	12.12%	16.21%	11.93%
Inception (01/02/98) through 10/31/21[2]	9.05%	8.62%	8.78%	8.77%	8.80%
For the fiscal year ended October 31, 2021, the Small Cap Equity Portfolio Advisor Class returned 59.75% and the Institutional Class returned 60.04%, compared to the Russell 2000® Index return of 50.80% and the Morningstar Small Blend Average return of 54.25%. The healthcare sector accounted for the largest share of the outperformance, followed by the financials and communication services sectors. The consumer discretionary sector was the worst performing sector on a relative basis. The Portfolio’s gross annual operating expense ratios, as stated in the February 28, 2021 Prospectuses are 0.94% and 0.74% for the Advisor and Institutional Class shares, respectively. These ratios can fluctuate and may differ from the expense ratios disclosed in the Financial Highlights section of this report.
Hypothetical Illustration of $10,000 Invested in
Small Cap Equity Portfolio-Advisor Class vs.
S&P 500® Index,
Russell 2000® Index,
Russell 2000® Value Index and
Morningstar Small Blend Average
10/31/11 through 10/31/21
*	Assumes the reinvestment of all dividends and distributions.
Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the total return shown. Please call the Fund at 1-800-442-8299 to obtain the most recent month-end returns. Returns shown do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Performance shown of the Institutional Class will vary from the Advisor Class due to differences in fees.

[1] Returns are for the period beginning April 1, 1991 for Morningstar Small Blend Average.
[2] Returns are for the period beginning February 1, 1998 for Morningstar Small Blend Average.
The indices and certain terms are defined on pages 23 to 25.
15

The Glenmede Fund, Inc.

Equity Income Portfolio
PORTFOLIO HIGHLIGHTS
October 31, 2021
Average Annual Total Return
Equity Income Portfolio		S&P 500® Index	Russell 1000® Value Index	Morningstar Large Value Average
Year ended 10/31/21	36.12%	42.91%	43.76%	43.70%
Inception (12/21/16) through 10/31/21[1]	12.68%	17.88%	10.70%	11.07%
For the fiscal year ended October 31, 2021, the Equity Income Portfolio returned 36.12% versus 42.91% for the S&P 500® Index and 43.76% for the Russell 1000® Value Index (the “Value Index”). The Portfolio’s underperformance versus the Value Index was concentrated in the first half of the year as the market recovery allowed more cyclical companies to recapture more of their prior year underperformance. As performance versus the Value Index improved in the second half of the year, relative performance versus the S&P 500® Index lagged given that benchmark being more driven by lower yielding, higher valuation stocks that the Portfolio avoids. The Portfolio seeks to drive attractive total returns over time from a combination of current and future dividends along with price appreciation in its holdings. The Portfolio’s gross annual operating expense ratio, as stated in the February 28, 2021 Prospectus, is 1.04%. This ratio can fluctuate and may differ from the expense ratio disclosed in the Financial Highlights section of this report.
Hypothetical Illustration of $10,000 Invested in
Equity Income Portfolio vs.
S&P 500® Index,
Russell 1000® Value Index and
Morningstar Large Value Average
12/21/16 through 10/31/21
*	Assumes the reinvestment of all dividends and distributions.
Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance quoted reflects fee waivers and/or expense reimbursements in effect and would have been lower in their absence. Current performance may be higher or lower than the total return shown. Please call the Fund at 1-800-442-8299 to obtain the most recent month-end returns. Returns shown do not reflect taxes that a shareholder may pay on fund distributions or redemption of fund shares.

[1] Returns are for the period beginning January 1, 2017 for Morningstar Large Value Average.
The indices and certain terms are defined on pages 23 to 25.
16

The Glenmede Fund, Inc.

Secured Options Portfolio
PORTFOLIO HIGHLIGHTS
October 31, 2021
Average Annual Total Return
Secured Options Portfolio – Advisor Class		CBOE S&P 500® PutWrite Index	S&P 500® Index
Year ended 10/31/21	27.08%	32.34%	42.91%
Five Years ended 10/31/21	8.01%	8.04%	18.93%
Ten year ended 10/31/21	8.37%	8.34%	16.21%
Inception (06/30/10) through 10/31/21	9.43%	8.99%	16.43%
Secured Options Portfolio – Institutional Class
Year ended 10/31/21	27.36%	32.34%	42.91%
Inception (11/09/16) through 10/31/21	7.99%	7.80%	18.59%
For the fiscal year ended October 31, 2021, the Secured Options Portfolio invested in cash-secured put options on the S&P 500® Index in an effort to reduce equity volatility, obtain option premiums and provide more stable returns. For this period, the Portfolio’s Advisor Class experienced a total return of 27.08% while its benchmark, the CBOE S&P 500® PutWrite Index, had a return of 32.34%. The Portfolio’s underperformance was driven primarily by the Portfolio’s active strike selection process, which seeks to identify the more advantageously priced options that expire in less than 3-months. The more defensive and wider strike selection under-performed this year as the S&P 500® Index saw five months of mean price reversion between expirations. These conditions created a more favorable environment for tighter strike selection and an outlier to what the market typically experiences over an average of two months. The Portfolio’s use of cash-secured puts, which outperformed covered calls added to performance. Generally speaking, cash or cash-like instruments are pledged to fully collateralize cash-secured written put options. In lieu of cash secured put options, the Portfolio may also pledge long equities to fully collateralize covered call options. The Portfolio’s gross annual operating expense ratios, as stated in the February 28, 2021 Prospectuses, are 0.88% and 0.68% for the Advisor and Institutional Classes, respectively. These ratios can fluctuate and may differ from the expense ratios disclosed in the Financial Highlights section, of this report.
Hypothetical Illustration of $10,000 Invested in
Secured Options Portfolio - Advisor Class vs.
CBOE S&P 500® PutWrite Index
and S&P 500® Index
10/31/11 through 10/31/21
*	Assumes the reinvestment of all dividends and distributions.
Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the total return shown. Please call the Fund at 1-800-442-8299 to obtain the most recent month-end returns. Returns shown do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Performance shown of the Institutional Class will vary from the Advisor Class due to differences in fees.

The indices and certain terms are defined on pages 23 to 25.
17

The Glenmede Fund, Inc.

Global Secured Options Portfolio
PORTFOLIO HIGHLIGHTS
October 31, 2021
Average Annual Total Return
Global Secured Options Portfolio		MSCI All Country World Index	Blended PutWrite Index[1]
Year ended 10/31/21	21.59%	37.28%	26.65%
Five Years ended 10/31/21	7.53%	14.72%	4.54%
Inception (09/28/12) through 10/31/21	5.27%	11.37%	4.43%
For the fiscal year ended October 31, 2021, the Global Secured Options Portfolio invested in cash-secured put options on the S&P 500® Index, Russell 2000® Index, iShares MSCI EAFE ETF (EFA) and iShares MSCI Emerging Market ETF (EEM) in an effort to reduce equity volatility, obtain option premiums and provide more stable returns. For this period, the Portfolio had a total return of 21.59% while its benchmark, the MSCI All Country World (ACWI) Index, returned 37.28% and our Blended CBOE® PutWrite Index (“Blended PutWrite Index”) returned 26.65%. Our Blended PutWrite Index is comprised of 40% CBOE S&P 500® PutWrite T-W (PWT) Index, 10% CBOE Russell 2000® PutWrite (PUTR) Index, 40% CBOE MSCI EAFE PutWrite (PXEA) Index and 10% CBOE MSCI Emerging Markets PutWrite (PXEF) Index. The Portfolio’s underperformance relative to the Blended PutWrite Index was driven primarily by the Portfolio’s option selection process that seeks to identify the most advantageously priced put options that expire in less than 3-months. The more defensive and wider strike selection under-performed this year, primarily driven by the upside performance in the CBOE Russell 2000® PutWrite (PUTR) Index and CBOE MSCI EAFE PutWrite (PXEA) Index. Additionally, the mean reversion experienced in the S&P 500® Index, which is a more favorable environment for tighter strike selection and an outlier to what the market typically experiences, also contributed to the underperformance. The Portfolio’s underperformance relative to the MSCI All Country World Index was primarily driven by our lower exposure to equities during the global equity rally. Generally speaking, cash or cash-like instruments are pledged to fully collateralize cash-secured written put options. In lieu of cash secured put options, the Portfolio may also pledge long equities to fully collateralize covered call options. The Portfolio’s gross annual operating expense ratio, as stated in the February 28, 2021 Prospectus, is 2.16%. This ratio can fluctuate and may differ from the expense ratio disclosed in the Financial Highlights section of this report.
Hypothetical Illustration of $10,000 Invested in
Global Secured Options Portfolio vs.
MSCI All Country World Index
and Blended PutWrite Index
09/28/12 through 10/31/21
*	Assumes the reinvestment of all dividends and distributions.
Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance quoted above reflects expense reimbursements in effect during certain periods and would have been lower in their absence. The total return was affected by a deficiency dividend paid during the period. If the deficiency dividend was not paid total return would have been lower. Current performance may be higher or lower than the total return shown. Please call the Fund at 1-800-442-8299 to obtain the most recent month-end returns. Returns shown do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.

[1] The Portfolio has added a secondary options blended benchmark because the Investment Advisor believes that, given the Portfolio’s investment strategy, having a blended CBOE PutWrite Index for comparative purposes provides appropriate context when assessing the Portfolio’s performance.
The indices and certain terms are defined on pages 23 to 25.
18

The Glenmede Fund, Inc.

Core Fixed Income Portfolio
PORTFOLIO HIGHLIGHTS
October 31, 2021
Average Annual Total Return
Core Fixed Income Portfolio		Bloomberg U.S. Aggregate Bond Index	Morningstar Intermediate - Core Bond Average
Year ended 10/31/21	-1.91%	-0.48%	0.00%
Five Years ended 10/31/21	2.44%	3.10%	3.04%
Ten Years ended 10/31/21	2.38%	3.00%	3.11%
Inception (11/17/88) through 10/31/21[1]	5.50%	5.99%	5.42%
The Core Fixed Income Portfolio returned -1.91% for the year ended October 31, 2021. The benchmark, the Bloomberg U. S. Aggregate Bond Index, returned -0.48% for the year and the Portfolio’s peer group, the Morningstar Intermediate – Core Bond Average, returned 0.00% for the year. The Portfolio’s underperformance versus the Bloomberg U.S. Aggregate Bond Index can be attributed to the Portfolio’s bias towards higher credit quality, and less corporate exposure to the long end of the curve. The Portfolio’s long corporate bonds returned 4.55% for the year versus the Portfolio’s intermediate corporate bonds, which returned 0.71%. The Index also holds over 14% of the lower tier BBB sector which returned 3.53% for the year, while the Portfolio holds none. The Portfolio’s performance versus its peer group can also be attributed to the Portfolio’s high credit quality bias, yield curve positioning, and low risk themes.
The Portfolio seeks to add value by monitoring yield curve exposure while utilizing sector and security selection. Diversification, liquidity, and low risk themes dominate the Portfolio’s investment discipline. The Portfolio’s gross annual operating expense ratio, as stated in the February 28, 2021 prospectus, is 0.54%. This ratio can fluctuate and may differ from the expense ratio disclosed in the Financial Highlights section of this report.
Hypothetical Illustration of $10,000 Invested in
Core Fixed Income Portfolio vs.
Bloomberg U.S. Aggregate Bond Index and
Morningstar Intermediate-Core Bond Average
10/31/11 through 10/31/21
*	Assumes the reinvestment of all dividends and distributions.
Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the total return shown. Please call the Fund at 1-800-442-8299 to obtain the most recent month-end returns. Returns shown do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares.

[1] Returns are for the period beginning December 1, 1988 for Morningstar Intermediate - Core Bond Average.
The indices and certain terms are defined on pages 23 to 25.
19

The Glenmede Fund, Inc.

Short Term Tax Aware Fixed Income Portfolio
PORTFOLIO HIGHLIGHTS
October 31, 2021
Average Annual Total Return
		Return After Taxes on
Short Term Tax Aware Fixed Income Portfolio	Return Before Taxes	Distributions	Distributions and Sales of Fund Shares	BofA Merrill Lynch 1-3 Year U.S. Municipal Securities Index	Morningstar Short-Term Bond Average
Year ended 10/31/21	0.15%	-0.09%	0.20%	0.60%	1.25%
Five Years Ended 10/31/21	1.16%	1.03%	0.98%	1.51%	2.11%
Inception (06/29/16) through 10/31/21[1]	1.08%	0.95%	0.91%	1.38%	2.06%
For the fiscal year ended October 31, 2021, the Short Term Tax Aware Fixed Income Portfolio returned 0.15%. Its benchmark, the BofA Merrill Lynch 1-3 year U.S. Municipal Securities Index returned 0.60% and the Portfolio’s peer group, the Morningstar Short-Term Bond Average, returned 1.25%. The Portfolio benefitted from both duration positioning and ratings distribution, but felt some performance drag from sector/security selection. The tactical exposure to taxable securities, both corporate and municipal, was a positive contributor to relative performance. This tactical exposure was relatively steady through the period, ending the fiscal year at 23% as taxable municipal relative value remained attractive.
The Portfolio seeks to add value through active credit-quality and taxable exposure, as well as sector and security selection. Diversification, liquidity, and measured risk taking are the focus of the Portfolio’s investment discipline. The Portfolio’s gross annual operating expense ratio, as stated in the February 28, 2021 prospectus, is 0.54%. This rate can fluctuate and may differ from the expense ratio disclosed in the Financial Highlights in this report.
Hypothetical Illustration of $10,000 Invested in
Short Term Tax Aware Fixed Income Portfolio vs.
BofA Merrill Lynch 1-3 Year U.S. Municipal Securities Index and
Morningstar Short-Term Bond Average
06/29/16 through 10/31/21
*	Assumes the reinvestment of all dividends and distributions.
Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance quoted reflects fee waivers and/or expense reimbursements in effect and would have been lower in their absence. Current performance may be higher or lower than the total return shown. Please call the Fund at 1-800-442-8299 to obtain the most recent month-end returns. Returns, other than after-tax returns, do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, do not reflect the impact of state and local taxes and are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown.

[1] Returns are for the period beginning July 1, 2016 for Morningstar Short-Term Bond Average.
The indices and certain terms are defined on pages 23 to 25.
20

The Glenmede Fund, Inc.

High Yield Municipal Portfolio
PORTFOLIO HIGHLIGHTS
October 31, 2021
Average Annual Total Return
High Yield Municipal Portfolio		Bloomberg Muni High Yield 5% Tobacco Cap 2% Issuer Cap Index	Bloomberg Muni BBB Index	Bloomberg Municipal Bond Index	Morningstar High Yield Muni Average
Year ended 10/31/21	6.68%	10.55%	7.40%	2.64%	8.09%
Five Years ended 10/31/21	4.26%	5.57%	5.01%	3.41%	4.34%
Inception (12/22/15) through 10/31/21[1]	4.59%	5.93%	4.93%	3.43%	4.58%
The High Yield Municipal Portfolio (the “Portfolio”) trailed the Bloomberg Municipal High Yield 5% Tobacco Cap, 2% Issuer Cap Index, for the trailing 12 months through October 31, 2021. The Portfolio returned 6.68% while the Bloomberg Muni High Yield 5% Tobacco Cap 2% Issuer Cap Index returned 10.55%. With municipal rates moving higher over the year, the Portfolio’s shorter duration position contributed 0.31% to relative return. The sector and security selection were both negative contributors to the Portfolio’s relative return. The Portfolio maintained a bias to higher credit quality with spread valuations at expensive levels in anticipation of increased market volatility. Concerns about inflation and rising interest rates impacted the municipal markets, causing valuations to become more expensive until September 2021. As markets started to weaken the Portfolio started to selectively add risk at more attractive valuations. The Portfolio’s gross annual operating expense ratio, as stated in the February 28, 2021 prospectus, is 1.02%. This ratio can fluctuate and may differ from the expense ratio disclosed in the Financial Highlights section of this report.
Hypothetical Illustration of $10,000 Invested in
High Yield Municipal Portfolio vs.
Bloomberg Muni High Yield 5% Tobacco Cap 2% Issuer Cap Index,
Bloomberg Muni BBB Index,
Bloomberg Municipal Bond Index and
Morningstar High Yield Muni Average
12/22/15 through 10/31/21
*	Assumes the reinvestment of all dividends and distributions.
Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance quoted reflects fee waivers and/or expense reimbursements in effect during certain periods and would have been lower in their absence. Current performance may be higher or lower than the total return shown. Please call the Fund at 1-800-442-8299 to obtain the most recent month-end returns. Returns shown do not reflect taxes that a shareholder may pay on fund distributions or redemption of fund shares.

[1] Returns are for the period beginning January 1, 2016 for Morningstar High Yield Muni Average.
The indices and certain terms are defined on pages 23 to 25.
21

The Glenmede Portfolios

Muni Intermediate Portfolio
PORTFOLIO HIGHLIGHTS
October 31, 2021
Average Annual Total Return
Muni Intermediate Portfolio		Bloomberg Municipal 1-10 Year Blend Index	Morningstar Muni National Intermediate Average
Year ended 10/31/21	0.60%	1.28%	3.07%
Five Years ended 10/31/21	2.32%	2.57%	2.85%
Ten Years ended 10/31/21	2.27%	2.74%	3.11%
Inception (06/05/92) through 10/31/21[1]	3.83%	4.20%	4.17%
For the fiscal year ended October 31, 2021, the Muni Intermediate Portfolio returned 0.60%. Its benchmark, the Bloomberg Municipal 1-10 Year Blend Index, returned 1.28% and the Portfolio’s peer group, the Morningstar Muni National Intermediate Average, returned 3.07% for the year. The Portfolio’s underperformance versus its benchmark was a function of the market’s insatiable demand for lower credit quality bonds in contrast to the Portfolio’s high credit quality mandate. The Portfolio was able to recover some of the performance drag through beneficial curve positioning and security selection.
The Portfolio seeks to add value through active yield curve and credit-quality exposure, as well as sector and security selection. Diversification, liquidity, and measured risk taking are the focus of the Portfolio’s investment discipline. The Portfolio’s gross annual operating expense ratio, as stated in the February 28, 2021 prospectus, is 0.25%. This rate can fluctuate and may differ from the expense ratio disclosed in the Financial Highlights in this report.
Hypothetical Illustration of $10,000 Invested in
Muni Intermediate Portfolio vs.
Bloomberg Municipal 1-10 Year Blend Index and
Morningstar Muni National Intermediate Average
10/31/11 through 10/31/21
*	Index commenced 6/30/93. Thus Portfolio inception comparisons are not provided.
**	Assumes the reinvestment of all dividends and distributions.
Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the total return shown. Please call the Fund at 1-800-442-8299 to obtain the most recent month-end returns. Returns shown do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares.

[1] Returns are for the periods beginning July 1, 1992 for Bloomberg Municipal 1-10 Year Blend Index and July 1, 1992 for Morningstar Muni National Intermediate Average.
The indices and certain terms are defined on pages 23 to 25.
22

THE GLENMEDE FUND, INC.
THE GLENMEDE PORTFOLIOS

Glossary of Indices & Terms
Indices — It is not possible to invest directly in an index.
The Blended Index is comprised of two benchmarks, weighted 70% Bloomberg U.S. Treasury Bellwether 3-Month Index and 30% Russell 3000® Index.
The Bloomberg U.S. Treasury Bellwether 3-Month Index is a market value-weighted index of investment-grade fixed-rate public obligations of the U.S. Treasury with maturities of 3 months, excluding zero coupon strips.
The Bloomberg Municipal 1-10 Year Blend Index is a composite index made up of several different broad sub-indices: the Bloomberg Municipal 1-Year Index; the Bloomberg Municipal 3-Year Index; the Bloomberg Municipal 5-Year Index; the Bloomberg Municipal 7-Year Index and the Bloomberg Municipal 10-Year Index. The total of all these indices represents all maturities between 1-10 Years.
The Bloomberg U.S. Aggregate Bond Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. Indexes are rebalanced by market capitalization each month.
The Bloomberg Muni BBB Index is a sub-index of the Bloomberg U.S. Municipal Index that includes only bonds rated BBB on the day the Index resets. The rating is established using the middle rating of Moody’s Investor Services, Inc. (“Moody’s”), S&P Global Ratings (“S&P”) and Fitch Ratings, Inc.
The Bloomberg Muni High Yield 5% Tobacco 2% Issuer Cap Index is an issuer constrained sub-index of the Bloomberg U.S. Municipal High Yield Index that caps issuer exposure to 2% and tobacco stocks to 5%.
The Bloomberg Municipal Bond Index is an unmanaged index of municipal bonds with maturities greater than two years.
The Bloomberg High Yield Index measures the USD-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch and S&P is Ba1/BB+/BB+ or below. Bonds from issuers with an emerging markets country of risk, based on the indices’ EM country definition, are excluded.
The BofA Merrill Lynch 1-3 Year U.S. Municipal Securities Index is a subset of The BofA Merrill Lynch US Municipal Securities Index including all securities with a remaining term to final maturity less than 3 years.
The CBOE S&P 500® PutWrite Index is a benchmark index that measures the performance of a hypothetical portfolio that sells S&P 500® Index (SPX) put options against collateralized cash reserves held in a money market account.
The MSCI All Country World Index is a market capitalization weighted index designed to provide a broad measure of equity-market performance throughout the world. The MSCI All Country World Index is comprised of stocks from both developed and emerging markets.
The MSCI EAFE Index is an unmanaged capitalization weighted composite portfolio consisting of equity total returns of countries in Australia, New Zealand, Europe and the Far East.
The MSCI World ex-USA Index captures large and mid cap representation across 22 of 23 Developed Markets countries--excluding the United States. With 982 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.
The Russell 1000® Index is an unmanaged market capitalization weighted total return index which is comprised of the 1,000 largest companies in the Russell 3000® Index.
The Russell 1000® Growth Index is an unmanaged capitalization weighted total return index which is comprised of securities in the Russell 1000® Index with greater than average growth orientation.
The Russell 1000® Value Index is an unmanaged capitalization weighted total return index which is comprised of those securities in the Russell 1000® Index with a less than average growth orientation.
The Russell 2000® Index is an unmanaged market capitalization weighted total return index which measures the performance of the 2,000 smallest companies in the Russell 3000® Index.
The Russell 2000® Value Index is an index measuring the performance of approximately 2,000 small-cap companies in the Russell 3000® Index, which is made up of 3,000 of the biggest U.S. stocks. The Russell 2000® Value Index serves as a benchmark for small-cap stocks in the United States.
The Russell 3000® Index is an unmanaged capitalization weighted total return index which is comprised of the 3,000 largest U.S. companies based on total market capitalization. The Index re-balances annually.
The S&P 500® Index is a market capitalization weighted index comprised of 500 widely held common stocks.
Morningstar Foreign Large Value Average funds invest mainly in a variety of big international stocks. Most of these funds divide their assets among a dozen or more developed markets, including Japan, Britain, France, and Germany. The blend style is assigned to funds where neither growth nor value characteristics predominate.
23

THE GLENMEDE FUND, INC.
THE GLENMEDE PORTFOLIOS

Glossary of Indices & Terms — (Continued)
Morningstar High Yield Muni Average funds invest at least 50% of assets in high-income municipal securities that are not rated or that are rated by a major agency such as S&P or Moody’s at the level of BBB (considered speculative in the municipal industry) and below.
Morningstar Intermediate-Core Bond Average contains bond funds that have average durations of greater than 3.5 years and less than 6 years. Most of the funds rotate among a variety of sectors in the bond market, based upon that which appears to offer better values.
Morningstar Large Blend Average funds are fairly representative of the overall U.S. Stock market in size, growth rates, and price. The blend style is assigned to funds where neither growth nor value characteristics predominate. These funds tend to invest across the spectrum of U.S. industries, and owing to their broad exposure, the funds returns are often similar to those of the S&P 500 Index.
Morningstar Large Growth Average funds invest in big U.S. companies that are projected to grow faster than other large-cap stocks. This classification consists of stocks in the top 70% of the capitalization of the U.S. equity market defined as large-cap. Growth is defined based on fast growth (high growth rates for earnings, sales, book value, and cash flow) and high valuations (high price ratios and low dividend yields). Most of these funds focus on companies in rapidly expanding industries.
Morningstar Large Value Average funds focus on big companies that are less expensive or growing more slowly than other large-cap stocks. These funds often feature investments in energy, financial, or manufacturing sectors.
Morningstar Long/Short Average funds aim to deliberately exploit market movements through the use of a variety of derivative instruments. These can include (but are not limited to) futures, options, swaps, short sells along with physical positions.
Morningstar Mid-Cap Value Average funds invest primarily in mid-cap U.S. stocks that are value-oriented. Midcap stocks collectively represent 20% of the total capitalization of the U.S. equity market (large-cap stocks represent the top 70%). The mid-cap range for market capitalization typically falls between $1-$8 billion. Value is defined based on low valuations (low price ratios and high dividend yields) and slow growth (low growth rates for earnings, sales, book value, and cash flow).
Morningstar Muni National Short Average invests in bonds with an average duration of less than 4.5 years issued by state and local governments to fund projects. Such bonds are free from federal taxes and from state taxes in the issuing state.
Morningstar Short-Term Bond Average funds invest primarily in corporate and other investment-grade U.S. fixed-income issues and have durations of one to 3.5 years (or, if duration is unavailable, average effective maturities of one to four years).
Morningstar Small Blend Average funds favor firms at the smaller end of the market-capitalization range, and are flexible in the types of small caps they buy. Some aim to own an array of value and growth stocks while others employ a discipline that leads to holdings with valuations and growth rates close to the small-cap averages.
The Morningstar Muni National Intermediate Average funds have an average duration of more than 4.5 years but less than seven years, or average maturity of more than five years but less than 12 years.
The Dow Jones Industrial Average (DJIA) is a price-weighted index that tracks 30 large, publicly-owned companies trading on the New York Stock Exchange and the NASDAQ.
The CBOE Russell 2000® PutWrite Index is designed to track the performance of a hypothetical strategy that sells a monthly at-the-money (ATM) Russell 2000® Index put option. The written Russell 2000® put option is collateralized by a money market account invested in one-month Treasury bills.
The Blended PutWrite Index is a weighted benchmark comprised of four indices: 40% CBOE S&P 500® PutWrite T-W (PWT) Index, 10% CBOE Russell 2000® PutWrite (PUTR) Index, 40% CBOE MSCI EAFE PutWrite Index (PXEA) and 10% CBOE MSCI Emerging Markets PutWrite (PXEF) Index.
Terms
Cash flow:    measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.
Duration:    is a commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity. Securities with a longer duration generally have more volatile prices than securities of comparable quality with a shorter duration.
Market Capitalization:    is the market price of an entire company, calculated by multiplying the number of shares outstanding by the price per share.
Total return:    consists of price appreciation/depreciation and income as a percentage of the original investment.
24

THE GLENMEDE FUND, INC.
THE GLENMEDE PORTFOLIOS

Glossary of Indices & Terms — (Concluded)
Dividend Yield:    The dividend yield or dividend-price ratio of a share is the dividend per share, divided by the price per share. It is also a company’s total annual dividend payments divided by its market capitalization, assuming the number of shares is constant.
Yield Curve: A yield curve is a line that plots yields (interest rates) of bonds having equal credit quality but differing maturity dates. The slope of the yield curve gives an idea of future interest rate changes and economic activity. There are three main types of yield curve shapes: normal (upward sloping curve), inverted (downward sloping curve) and flat.
Price-to-earnings ratio (P/E ratio):    is the ratio for valuing a company that measures its current share price relative to its per-share earnings (EPS).
Credit spread:    is the difference in yield between a U.S. Treasury bond and another debt security of the same maturity but different credit quality.
25

The Glenmede Fund, Inc.

Shareholder Expenses (Unaudited)
As a shareholder of a Glenmede Portfolio, you incur ongoing costs, including management fees and, for certain classes, shareholder servicing fees and other portfolio expenses. The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Glenmede Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.
Unless otherwise noted, the examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2021 to October 31, 2021.
Actual Expenses
The first line under each Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Portfolio under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line under each Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on each Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
	Beginning Account Value (May 1, 2021)	Ending Account Value (October 31, 2021)	Annualized Expense Ratio	Expenses Paid During Period* (May 1, 2021 to October 31, 2021)
Quantitative U.S. Large Cap Core Equity Portfolio – Advisor
Actual	$1,000.00	$1,064.80	0.83%	$ 4.32
Hypothetical (5% return less expenses)	1,000.00	1,021.00	0.83	4.23
Quantitative U.S. Large Cap Core Equity Portfolio – Institutional
Actual	1,000.00	1,066.20	0.62	3.23
Hypothetical (5% return less expenses)	1,000.00	1,022.10	0.62	3.16
Quantitative U.S. Large Cap Growth Equity Portfolio – Advisor
Actual	1,000.00	1,139.80	0.83	4.48
Hypothetical (5% return less expenses)	1,000.00	1,021.00	0.83	4.23
Quantitative U.S. Large Cap Growth Equity Portfolio – Institutional
Actual	1,000.00	1,140.70	0.63	3.40
Hypothetical (5% return less expenses)	1,000.00	1,022.00	0.63	3.21
Quantitative U.S. Large Cap Value Equity Portfolio
Actual	1,000.00	1,049.80	0.85	4.39
Hypothetical (5% return less expenses)	1,000.00	1,020.90	0.85	4.33
Quantitative U.S. Small Cap Equity Portfolio
Actual	1,000.00	1,043.40	0.85	4.38
Hypothetical (5% return less expenses)	1,000.00	1,020.90	0.85	4.33
Quantitative International Equity Portfolio
Actual	1,000.00	1,031.60	1.00	5.12
Hypothetical (5% return less expenses)	1,000.00	1,020.20	1.00	5.09
Responsible ESG U.S. Equity Portfolio
Actual	1,000.00	1,067.20	0.85	4.43
Hypothetical (5% return less expenses)	1,000.00	1,020.90	0.85	4.33
Women in Leadership U.S. Equity Portfolio
Actual	1,000.00	1,046.80	0.85	4.39
Hypothetical (5% return less expenses)	1,000.00	1,020.90	0.85	4.33
Quantitative U.S. Long/Short Equity Portfolio – Advisor
Actual	1,000.00	1,041.90	2.43	12.51
Hypothetical (5% return less expenses)	1,000.00	1,013.00	2.43	12.33
Quantitative U.S. Long/Short Equity Portfolio – Institutional
Actual	1,000.00	1,043.40	3.63	18.70
Hypothetical (5% return less expenses)	1,000.00	1,006.90	3.63	18.36
26

The Glenmede Fund, Inc.

Shareholder Expenses (Unaudited) — (Concluded)
	Beginning Account Value (May 1, 2021)	Ending Account Value (October 31, 2021)	Annualized Expense Ratio	Expenses Paid During Period* (May 1, 2021 to October 31, 2021)
Quantitative U.S. Total Market Equity Portfolio
Actual	$1,000.00	$1,125.40	1.82%	$ 9.75
Hypothetical (5% return less expenses)	1,000.00	1,016.00	1.82	9.25
Strategic Equity Portfolio
Actual	1,000.00	1,077.40	0.84	4.40
Hypothetical (5% return less expenses)	1,000.00	1,021.00	0.84	4.28
Small Cap Equity Portfolio – Advisor
Actual	1,000.00	1,040.00	0.89	4.58
Hypothetical (5% return less expenses)	1,000.00	1,020.70	0.89	4.53
Small Cap Equity Portfolio – Institutional
Actual	1,000.00	1,041.20	0.69	3.55
Hypothetical (5% return less expenses)	1,000.00	1,021.70	0.69	3.52
Equity Income Portfolio
Actual	1,000.00	1,066.80	0.85	4.43
Hypothetical (5% return less expenses)	1,000.00	1,020.90	0.85	4.33
Secured Options Portfolio – Advisor
Actual	1,000.00	1,076.20	0.84	4.40
Hypothetical (5% return less expenses)	1,000.00	1,021.00	0.84	4.28
Secured Options Portfolio – Institutional
Actual	1,000.00	1,076.90	0.64	3.35
Hypothetical (5% return less expenses)	1,000.00	1,022.00	0.64	3.26
Global Secured Options Portfolio
Actual	1,000.00	1,062.10	1.00	5.20
Hypothetical (5% return less expenses)	1,000.00	1,020.20	1.00	5.09
Core Fixed Income Portfolio
Actual	1,000.00	1,004.80	0.54	2.73
Hypothetical (5% return less expenses)	1,000.00	1,022.50	0.54	2.75
Short Term Tax Aware Fixed Income Portfolio
Actual	1,000.00	997.30	0.55	2.77
Hypothetical (5% return less expenses)	1,000.00	1,022.40	0.55	2.80
High Yield Municipal Portfolio
Actual	1,000.00	1,012.10	1.00	5.07
Hypothetical (5% return less expenses)	1,000.00	1,020.20	1.00	5.09

*	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), which is net of fee waivers, and include dividends on securities sold short, interest expense and expense reimbursements, if any, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the calendar year (365 days).
27

The Glenmede Portfolios

Shareholder Expenses (Unaudited)
As a shareholder of the Glenmede Muni Intermediate Portfolio, you incur ongoing costs, including shareholder servicing fees and other portfolio expenses. The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Glenmede Muni Intermediate Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2021 to October 31, 2021.
Actual Expenses
The first line under the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for the Portfolio under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line under the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Glenmede Muni Intermediate Portfolio, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. Therefore, the second line under the Portfolio in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.
	Beginning Account Value (May 1, 2021)	Ending Account Value (October 31, 2021)	Annualized Expense Ratio	Expenses Paid During Period* (May 1, 2021 to October 31, 2021)
Muni Intermediate Portfolio
Actual	$1,000.00	$ 997.00	0.24%	$1.21
Hypothetical (5% return less expenses)	1,000.00	1,024.00	0.24	1.22

*	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the calendar year (365 days).
28

The Glenmede Fund, Inc.

Statements Of Assets And Liabilities
October 31, 2021
	Quantitative U.S. Large Cap Core Equity Portfolio	Quantitative U.S. Large Cap Growth Equity Portfolio	Quantitative U.S. Large Cap Value Equity Portfolio
Assets:
Investments at value[1], 2	$ 1,414,320,857	$ 2,326,308,398	$ 2,526,837
Repurchase agreements at value[1]	6,710,130	7,549,716	10,906
Receivable from Advisor	—	—	4,179
Receivable for fund shares sold	214,650	489,204	—
Dividends receivable	1,204,025	976,951	3,441
Prepaid expenses	7,785	14,498	9
Total assets	1,422,457,447	2,335,338,767	2,545,372
Liabilities:
Obligation to return securities lending collateral	—	—	50,738
Line of credit interest payable	—	40	—
Payable for fund shares redeemed	466,047	987,519	—
Payable for Management fees	652,138	1,055,643	1,158
Payable for Directors’ fees	41,318	68,378	66
Payable for Shareholder Servicing fees	209,636	288,927	421
Accrued expenses	187,590	313,254	5,854
Total liabilities	1,556,729	2,713,761	58,237
Net Assets	$1,420,900,718	$2,332,625,006	$ 2,487,135
Net Assets consist of:
Par value ($0.001 of shares outstanding)	$ 43,094	$ 57,398	$ 191
Paid-in capital in excess of par value	727,151,339	925,856,963	1,926,750
Total distributable earnings	693,706,285	1,406,710,645	560,194
Total Net Assets	$1,420,900,718	$2,332,625,006	$ 2,487,135
Shares Outstanding[3]	43,093,888	57,398,169	190,542
Net Asset Value Per Share	$ —	$ —	$ 13.05
Advisor Class — based on net assets of $1,255,794,979 and $1,751,369,998, respectively and shares outstanding of 38,087,167 and 43,096,767, respectively	32.97	40.64	—
Institutional Class — based on net assets of $165,105,739 and $581,255,008, respectively and shares outstanding of 5,006,721 and 14,301,402, respectively	32.98	40.64	—
[1] Investments at cost	$ 887,553,095	$ 1,326,137,424	$ 1,970,265
[2] Market value of securities on loan	$ —	$ —	$ 48,428
[3] Authorized shares	—	—	80,000,000
Authorized shares - Advisor Class	155,000,000	240,000,000	—
Authorized shares - Institutional Class	155,000,000	140,000,000	—
See Notes to Financial Statements.
29

The Glenmede Fund, Inc.

Statements Of Assets And Liabilities — (Continued)
October 31, 2021
	Quantitative U.S. Small Cap Equity Portfolio	Quantitative International Equity Portfolio	Responsible ESG U.S. Equity Portfolio
Assets:
Investments at value[1], 2	$ 1,572,530	$ 42,924,273	$ 32,601,825
Repurchase agreements at value[1]	12,420	123,409	252,633
Receivable from Advisor	4,264	7,112	2,260
Receivable for securities sold	—	14,498	—
Receivable for fund shares sold	—	—	3,000
Dividends receivable	397	113,379	32,349
Securities lending income receivable	—	14,585	3
Foreign tax reclaims receivable	—	708,635	—
Prepaid expenses	5	491	121
Total assets	1,589,616	43,906,382	32,892,191
Liabilities:
Obligation to return securities lending collateral	26,965	2,786,439	—
Payable for Management fees	730	26,219	14,988
Payable for Directors’ fees	42	1,785	882
Payable for Shareholder Servicing fees	265	8,740	5,450
Accrued expenses	6,060	14,067	9,509
Total liabilities	34,062	2,837,250	30,829
Net Assets	$ 1,555,554	$ 41,069,132	$32,861,362
Net Assets consist of:
Par value ($0.001 of shares outstanding)	$ 103	$ 2,642	$ 1,587
Paid-in capital in excess of par value	1,017,276	37,360,823	19,706,315
Total distributable earnings	538,175	3,705,667	13,153,460
Total Net Assets	$ 1,555,554	$ 41,069,132	$32,861,362
Shares Outstanding[3]	103,392	2,642,445	1,587,102
Net Asset Value Per Share	$ 15.05	$ 15.54	$ 20.71
[1] Investments at cost	$ 1,184,945	$ 38,775,864	$ 22,508,755
[2] Market value of securities on loan	$ 26,296	$ 5,579,376	$ —
[3] Authorized shares	80,000,000	120,000,000	80,000,000
See Notes to Financial Statements.
30

The Glenmede Fund, Inc.

Statements Of Assets And Liabilities — (Continued)
October 31, 2021
	Women in Leadership U.S. Equity Portfolio	Quantitative U.S. Long/Short Equity Portfolio	Quantitative U.S. Total Market Equity Portfolio
Assets:
Investments at value[1], 2	$ 28,295,776	$ 62,483,096	$ 46,280,096
Repurchase agreements at value[1]	282,217	132,067	187,604
Receivable from Advisor	2,192	—	—
Receivable for securities sold	—	396,945	—
Receivable for fund shares sold	143	5,500	4,558
Dividends receivable	36,109	32,272	14,396
Securities lending income receivable	14	142	107
Cash collateral on deposit at broker (Note 1)	—	44,748,443	—
Prepaid expenses	115	726	192
Total assets	28,616,566	107,799,191	46,486,953
Liabilities:
Payable for securities purchased	87,339	847,675	—
Obligation to return securities lending collateral	614,846	687,600	316,958
Payable for fund shares redeemed	—	10,225	2,458
Dividend payable on securities sold short	—	16,885	3,184
Payable for securities sold short, at value[3]	—	42,871,983	10,141,755
Payable for Management fees	12,880	72,026	35,858
Payable for Directors’ fees	823	2,826	1,023
Payable for Shareholder Servicing fees	4,684	9,690	5,966
Accrued expenses	9,126	22,963	19,163
Total liabilities	729,698	44,541,873	10,526,365
Net Assets	$27,886,868	$ 63,257,318	$ 35,960,588
Net Assets consist of:
Par value ($0.001 of shares outstanding)	$ 1,447	$ 4,889	$ 1,570
Paid-in capital in excess of par value	16,611,659	46,248,017	11,167,467
Total distributable earnings	11,273,762	17,004,412	24,791,551
Total Net Assets	$27,886,868	$ 63,257,318	$ 35,960,588
Shares Outstanding[4]	1,446,838	4,889,236	1,570,075
Net Asset Value Per Share	$ 19.27	$ —	$ 22.90
Advisor Class — based on net assets of $56,002,125 and shares outstanding of 4,330,061	—	12.93	—
Institutional Class — based on net assets of $7,255,193 and shares outstanding of 559,175	—	12.97	—
[1] Investments at cost	$ 21,788,459	$ 43,267,303	$ 27,429,216
[2] Market value of securities on loan	$ 586,853	$ 1,902,793	$ 1,352,293
[3] Proceeds from securities sold short	$ —	$ 42,779,692	$ 10,314,567
[4] Authorized shares	80,000,000	—	120,000,000
Authorized shares - Advisor Class	—	120,000,000	—
Authorized shares - Institutional Class	—	120,000,000	—
See Notes to Financial Statements.
31

The Glenmede Fund, Inc.

Statements Of Assets And Liabilities — (Continued)
October 31, 2021
	Strategic Equity Portfolio	Small Cap Equity Portfolio	Equity Income Portfolio
Assets:
Investments at value[1], 2	$ 266,978,553	$ 1,504,944,549	$ 22,175,459
Repurchase agreements at value[1]	1,720,703	19,490,176	120,692
Receivable from Advisor	—	—	1,445
Receivable for fund shares sold	—	1,115,869	—
Dividends receivable	196,538	43,597	22,655
Securities lending income receivable	—	4,872	—
Prepaid expenses	1,244	7,652	108
Total assets	268,897,038	1,525,606,715	22,320,359
Liabilities:
Obligation to return securities lending collateral	—	48,882,501	—
Payable for fund shares redeemed	30,795	795,735	—
Payable for Management fees	123,344	685,041	10,287
Payable for Directors’ fees	7,696	42,434	637
Payable for Shareholder Servicing fees	44,852	151,879	3,741
Accrued expenses	42,562	206,423	9,580
Total liabilities	249,249	50,764,013	24,245
Net Assets	$268,647,789	$1,474,842,702	$22,296,114
Net Assets consist of:
Par value ($0.001 of shares outstanding)	$ 7,554	$ 38,349	$ 1,400
Paid-in capital in excess of par value	93,242,915	949,333,656	14,227,171
Total distributable earnings	175,397,320	525,470,697	8,067,543
Total Net Assets	$268,647,789	$1,474,842,702	$22,296,114
Shares Outstanding[3]	7,554,302	38,349,117	1,400,488
Net Asset Value Per Share	$ 35.56	$ —	$ 15.92
Advisor Class — based on net assets of $530,400,747 and shares outstanding of 14,311,323	—	37.06	—
Institutional Class — based on net assets of $944,441,955 and shares outstanding of 24,037,794	—	39.29	—
[1] Investments at cost	$ 119,499,832	$ 1,031,247,755	$ 15,106,144
[2] Market value of securities on loan	$ —	$ 79,395,062	$ —
[3] Authorized shares	150,000,000	—	80,000,000
Authorized shares - Advisor Class	—	180,000,000	—
Authorized shares - Institutional Class	—	135,000,000	—
See Notes to Financial Statements.
32

The Glenmede Fund, Inc.

Statements Of Assets And Liabilities — (Continued)
October 31, 2021
	Secured Options Portfolio	Global Secured Options Portfolio	Core Fixed Income Portfolio
Assets:
Investments at value[1], 2	$ 1,141,641,965	$ 44,082,995	$ 447,332,136
Repurchase agreements at value[1]	7,484,965	854,352	10,070,273
Receivable from Advisor	—	1,823	—
Receivable for fund shares sold	64,379	10,004	10,515
Interest receivable	—	—	2,379,701
Securities lending income receivable	—	—	2,004
Cash collateral on deposit at broker (Note 1)	8,581,321	947,986	—
Foreign tax reclaims receivable	—	33,504	—
Prepaid expenses	2,657	41	2,384
Total assets	1,157,775,287	45,930,705	459,797,013
Liabilities:
Due to custodian	—	—	5,298,943
Payable for securities purchased	—	—	2,075,499
Obligation to return securities lending collateral	—	—	27,537,200
Payable for fund shares redeemed	185,425	—	133,759
Options written, at value[3]	725,913,525	28,758,928	—
Payable for Management fees	199,068	7,862	125,941
Payable for Directors’ fees	12,668	392	13,096
Payable for Shareholder Servicing fees	15,125	2,859	35,983
Accrued expenses	61,992	8,491	64,686
Total liabilities	726,387,803	28,778,532	35,285,107
Net Assets	$ 431,387,484	$ 17,152,173	$424,511,906
Net Assets consist of:
Par value ($0.001 of shares outstanding)	$ 28,843	$ 3,038	$ 38,221
Paid-in capital in excess of par value	363,977,453	21,417,815	413,407,347
Total distributable earnings	67,381,188	(4,268,680)	11,066,338
Total Net Assets	$ 431,387,484	$ 17,152,173	$424,511,906
Shares Outstanding[4]	28,843,315	3,038,478	38,220,597
Net Asset Value Per Share	$ —	$ 5.64	$ 11.11
Advisor Class — based on net assets of $90,142,523 and shares outstanding of 6,077,007	14.83	—	—
Institutional Class — based on net assets of $341,244,961 and shares outstanding of 22,766,308	14.99	—	—
[1] Investments at cost	$ 1,084,840,612	$ 43,004,267	$ 447,347,100
[2] Market value of securities on loan	$ —	$ —	$ 26,984,406
[3] Premiums received from options written	$ 679,740,011	$ 27,007,963	$ —
[4] Authorized shares	—	120,000,000	160,000,000
Authorized shares - Advisor Class	160,000,000	—	—
Authorized shares - Institutional Class	160,000,000	—	—
See Notes to Financial Statements.
33

The Glenmede Fund, Inc.

Statements Of Assets And Liabilities — (Concluded)
October 31, 2021
	Short Term Tax Aware Fixed Income Portfolio	High Yield Municipal Portfolio
Assets:
Investments at value[1]	$ 54,145,187	$ 278,017,756
Repurchase agreements at value[1]	3,841,170	—
Cash	—	2,673,740
Receivable from Advisor	2,400	—
Receivable for securities sold	—	286,419
Receivable for fund shares sold	—	188,600
Interest receivable	531,942	3,316,987
Prepaid expenses	289	1,178
Total assets	58,520,988	284,484,680
Liabilities:
Payable for securities purchased	200,187	—
Payable for when-issued securities purchased	1,998,438	1,584,260
Payable for fund shares redeemed	—	118,407
Payable for Management fees	16,318	158,292
Payable for Directors’ fees	1,598	8,052
Payable for Shareholder Servicing fees	4,662	59,905
Accrued expenses	15,695	44,168
Total liabilities	2,236,898	1,973,084
Net Assets	$56,284,090	$282,511,596
Net Assets consist of:
Par value ($0.001 of shares outstanding)	$ 5,576	$ 25,465
Paid-in capital in excess of par value	56,025,361	264,885,054
Total distributable earnings	253,153	17,601,077
Total Net Assets	$56,284,090	$282,511,596
Shares Outstanding[2]	5,576,065	25,464,713
Net Asset Value Per Share	$ 10.09	$ 11.09
[1] Investments at cost	$ 57,581,503	$ 263,092,020
[2] Authorized shares	80,000,000	80,000,000
See Notes to Financial Statements.
34

The Glenmede Fund, Inc.

Statements Of Operations
For the Year Ended October 31, 2021
	Quantitative U.S. Large Cap Core Equity Portfolio	Quantitative U.S. Large Cap Growth Equity Portfolio	Quantitative U.S. Large Cap Value Equity Portfolio
Investment income:
Dividends	$ 22,039,972	$ 22,592,978	$ 51,386
Income from security lending	39	16	6
Total investment income	22,040,011	22,592,994	51,392
Expenses:
Management fees	7,588,526	12,444,966	12,153
Administration, transfer agent and custody fees	591,619	960,431	28,572
Professional fees	233,913	387,933	362
Shareholder report expenses	98,940	263,876	852
Shareholder servicing fees	—	—	4,419
Shareholder servicing fees (Advisor Class)	2,442,956	3,438,919	—
Directors’ fees and expenses	162,684	273,262	272
Interest expense	3,142	20,328	—
Registration and filing fees	46,119	74,326	4,992
Other expenses	193,840	325,688	2,531
Total expenses	11,361,739	18,189,729	54,153
Less expenses waived/reimbursed	—	—	(35,371)
Net expenses	11,361,739	18,189,729	18,782
Net investment income	10,678,272	4,403,265	32,610
Realized and unrealized gain:
Net realized gain on:
Investment transactions	174,197,674	472,680,948	192,898
Net change in unrealized gain of:
Investments	303,612,374	383,735,184	531,814
Net realized and unrealized gain	477,810,048	856,416,132	724,712
Net increase in net assets resulting from operations	$488,488,320	$860,819,397	$757,322
See Notes to Financial Statements.
35

The Glenmede Fund, Inc.

Statements Of Operations — (Continued)
For the Year Ended October 31, 2021
	Quantitative U.S. Small Cap Equity Portfolio	Quantitative International Equity Portfolio	Responsible ESG U.S. Equity Portfolio
Investment income:
Dividends[1]	$ 19,579	$ 1,547,985	$ 470,050
Income from security lending	90	162,297	3
Total investment income	19,669	1,710,282	470,053
Expenses:
Management fees	7,827	376,729	162,791
Administration, transfer agent and custody fees	29,744	42,993	50,814
Professional fees	238	8,776	5,010
Shareholder report expenses	831	2,083	2,474
Shareholder servicing fees	2,846	125,576	59,197
Directors’ fees and expenses	178	5,601	3,606
Interest expense	—	726	—
Registration and filing fees	4,988	21,797	20,484
Other expenses	2,485	11,325	5,377
Total expenses	49,137	595,606	309,753
Less expenses waived/reimbursed	(37,040)	(92,575)	(58,167)
Net expenses	12,097	503,031	251,586
Net investment income	7,572	1,207,251	218,467
Realized and unrealized gain (loss):
Net realized gain on:
Investment transactions	213,765	11,341,780	3,795,554
Foreign currency transactions	—	6,448	—
Net realized gain	213,765	11,348,228	3,795,554
Net change in unrealized gain (loss) of:
Investments	351,970	2,809,057	6,354,818
Foreign currency translation	—	(578)	—
Net change in unrealized gain	351,970	2,808,479	6,354,818
Net realized and unrealized gain	565,735	14,156,707	10,150,372
Net increase in net assets resulting from operations	$573,307	$15,363,958	$10,368,839

[1]	The Quantitative U.S. Small Cap Equity Portfolio and the Quantitative International Equity Portfolio had foreign dividend withholding taxes of $58 and $170,471, respectively.
See Notes to Financial Statements.
36

The Glenmede Fund, Inc.

Statements Of Operations — (Continued)
For the Year Ended October 31, 2021
	Women in Leadership U.S. Equity Portfolio	Quantitative U.S. Long/Short Equity Portfolio	Quantitative U.S. Total Market Equity Portfolio
Investment income:
Dividends	$ 511,315	$ 1,360,260	$ 676,666
Income from security lending	210	5,380	1,258
Total investment income	511,525	1,365,640	677,924
Expenses:
Management fees	151,033	929,454	410,408
Administration, transfer agent and custody fees	42,178	77,759	50,488
Professional fees	4,724	14,007	5,690
Shareholder report expenses	2,679	10,615	3,459
Shareholder servicing fees	54,921	—	68,401
Shareholder servicing fees (Advisor Class)	—	151,428	—
Dividends on securities sold short	—	721,779	117,667
Directors’ fees and expenses	3,438	9,201	3,957
Interest expense	363	1,086	120
Short position flex fees	—	276,636	81,087
Registration and filing fees	20,473	27,922	12,470
Other expenses	5,777	27,099	9,284
Total expenses	285,586	2,246,986	763,031
Less expenses waived/reimbursed	(51,809)	(282,785)	(136,648)
Net expenses	233,777	1,964,201	626,383
Net investment income (loss)	277,748	(598,561)	51,541
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	5,272,363	29,703,100	8,396,277
Securities sold short	—	(16,308,336)	(1,956,213)
Net realized gain	5,272,363	13,394,764	6,440,064
Net change in unrealized gain (loss) of:
Investments	3,874,619	4,352,912	11,392,586
Securities sold short	—	(3,831,449)	(1,027,369)
Net change in unrealized gain	3,874,619	521,463	10,365,217
Net realized and unrealized gain	9,146,982	13,916,227	16,805,281
Net increase in net assets resulting from operations	$9,424,730	$ 13,317,666	$16,856,822
See Notes to Financial Statements.
37

The Glenmede Fund, Inc.

Statements Of Operations — (Continued)
For the Year Ended October 31, 2021
	Strategic Equity Portfolio	Small Cap Equity Portfolio	Equity Income Portfolio
Investment income:
Dividends	$ 3,166,904	$ 13,250,928	$ 507,899
Income from security lending	—	35,934	7
Total investment income	3,166,904	13,286,862	507,906
Expenses:
Management fees	1,414,612	7,816,936	117,153
Administration, transfer agent and custody fees	122,097	753,447	56,706
Professional fees	42,867	240,525	3,642
Shareholder report expenses	6,826	277,188	2,532
Shareholder servicing fees	514,404	—	42,601
Shareholder servicing fees (Advisor Class)	—	1,294,720	—
Shareholder servicing fees (Institutional Class)	—	451,687	—
Directors’ fees and expenses	31,506	168,854	2,642
Interest expense	—	1,933	—
Registration and filing fees	23,324	44,851	3,599
Other expenses	33,781	194,315	5,749
Total expenses	2,189,417	11,244,456	234,624
Less expenses waived/reimbursed	—	—	(53,569)
Net expenses	2,189,417	11,244,456	181,055
Net investment income	977,487	2,042,406	326,851
Realized and unrealized gain:
Net realized gain on:
Investment transactions	28,403,863	279,610,445	1,138,498
Net change in unrealized gain of:
Investments	58,754,619	380,298,133	4,859,788
Net realized and unrealized gain	87,158,482	659,908,578	5,998,286
Net increase in net assets resulting from operations	$88,135,969	$661,950,984	$6,325,137
See Notes to Financial Statements.
38

The Glenmede Fund, Inc.

Statements Of Operations — (Continued)
For the Year Ended October 31, 2021
	Secured Options Portfolio	Global Secured Options Portfolio	Core Fixed Income Portfolio
Investment income:
Dividends	$ 283,726	$ 2,659	$ —
Interest	87,154	2,352	7,743,880
Income from security lending	—	—	10,290
Total investment income	370,880	5,011	7,754,170
Expenses:
Management fees	2,302,449	73,346	1,503,289
Administration, transfer agent and custody fees	199,327	40,692	185,936
Professional fees	72,602	2,067	73,538
Shareholder report expenses	27,947	869	10,658
Shareholder servicing fees	—	26,671	429,511
Shareholder servicing fees (Advisor Class)	186,347	—	—
Directors’ fees and expenses	50,675	1,632	53,330
Registration and filing fees	47,772	19,606	9,326
Other expenses	63,802	8,310	50,799
Total expenses	2,950,921	173,193	2,316,387
Less expenses waived/reimbursed	—	(39,838)	—
Net expenses	2,950,921	133,355	2,316,387
Net investment income (loss)	(2,580,041)	(128,344)	5,437,783
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	—	17,310	2,358,755
Written options	(222,593,355)	(5,263,761)	—
Purchased options	305,688,495	7,368,696	—
Net realized gain	83,095,140	2,122,245	2,358,755
Net change in unrealized gain (loss) of:
Investments	6,590,096	15,767	(16,338,405)
Written options	(51,954,232)	(1,734,507)	—
Purchased options	68,158,398	2,129,858	—
Net change in unrealized gain (loss)	22,794,262	411,118	(16,338,405)
Net realized and unrealized gain (loss)	105,889,402	2,533,363	(13,979,650)
Net increase (decrease) in net assets resulting from operations	$ 103,309,361	$ 2,405,019	$ (8,541,867)
See Notes to Financial Statements.
39

The Glenmede Fund, Inc.

Statements Of Operations — (Concluded)
For the Year Ended October 31, 2021
	Short Term Tax Aware Fixed Income Portfolio	High Yield Municipal Portfolio
Investment income:
Dividends	$ 31,279	$ —
Interest	672,765	9,165,157
Income from security lending	44	—
Total investment income	704,088	9,165,157
Expenses:
Management fees	186,994	1,750,547
Administration, transfer agent and custody fees	71,005	165,225
Professional fees	9,163	47,034
Shareholder report expenses	2,222	10,013
Shareholder servicing fees	53,427	673,287
Directors’ fees and expenses	6,633	33,359
Interest expense	81	—
Registration and filing fees	4,606	5,662
Other expenses	8,293	31,430
Total expenses	342,424	2,716,557
Less expenses waived/reimbursed	(48,494)	(23,408)
Net expenses	293,930	2,693,149
Net investment income	410,158	6,472,008
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	(30,408)	2,179,563
Net change in unrealized gain (loss) of:
Investments	(277,478)	7,807,991
Net realized and unrealized gain (loss)	(307,886)	9,987,554
Net increase in net assets resulting from operations	$ 102,272	$16,459,562
See Notes to Financial Statements.
40

The Glenmede Fund, Inc.

Statements Of Changes In Net Assets
For the Year Ended October 31, 2021
	Quantitative U.S. Large Cap Core Equity Portfolio	Quantitative U.S. Large Cap Growth Equity Portfolio	Quantitative U.S. Large Cap Value Equity Portfolio
Increase (decrease) in net assets
Operations:
Net investment income	$ 10,678,272	$ 4,403,265	$ 32,610
Net realized gain on:
Investment transactions	174,197,674	472,680,948	192,898
Net change in unrealized gain of:
Investments	303,612,374	383,735,184	531,814
Net increase in net assets resulting from operations	488,488,320	860,819,397	757,322
Distributions from earnings	—	—	(32,775)
Distributions from earnings: Advisor Class	(97,666,788)	(235,473,637)	—
Distributions from earnings: Institutional Class	(13,261,819)	(80,080,381)	—
Net increase (decrease) in net assets from capital share transactions (See note 5)	(195,841,253)	(415,858,062)	175,088
Net increase in net assets	181,718,460	129,407,317	899,635
NET ASSETS:
Beginning of year	1,239,182,258	2,203,217,689	1,587,500
End of year	$1,420,900,718	$2,332,625,006	$2,487,135

For the Year Ended October 31, 2020
	Quantitative U.S. Large Cap Core Equity Portfolio	Quantitative U.S. Large Cap Growth Equity Portfolio	Quantitative U.S. Large Cap Value Equity Portfolio
Increase (decrease) in net assets
Operations:
Net investment income	$ 20,133,174	$ 14,103,182	$ 40,774
Net realized gain (loss) on:
Investment transactions	128,888,690	438,705,478	(130,329)
Net change in unrealized loss of:
Investments	(284,112,813)	(215,973,181)	(117,380)
Net increase (decrease) in net assets resulting from operations	(135,090,949)	236,835,479	(206,935)
Distributions from earnings	—	—	(40,984)
Distributions from earnings: Advisor Class	(84,490,082)	(286,480,973)	—
Distributions from earnings: Institutional Class	(32,621,110)	(164,957,341)	—
Net increase (decrease) in net assets from capital share transactions (See note 5)	(857,128,116)	(1,070,901,369)	(204,252)
Net increase (decrease) in net assets	(1,109,330,257)	(1,285,504,204)	(452,171)
NET ASSETS:
Beginning of year	2,348,512,515	3,488,721,893	2,039,671
End of year	$ 1,239,182,258	$ 2,203,217,689	$1,587,500
See Notes to Financial Statements.
41

The Glenmede Fund, Inc.

Statements Of Changes In Net Assets — (Continued)
For the Year Ended October 31, 2021
	Quantitative U.S. Small Cap Equity Portfolio	Quantitative International Equity Portfolio	Responsible ESG U.S. Equity Portfolio
Increase (decrease) in net assets
Operations:
Net investment income	$ 7,572	$ 1,207,251	$ 218,467
Net realized gain on:
Investment transactions	213,765	11,341,780	3,795,554
Foreign currency transactions	—	6,448	—
Net change in unrealized gain (loss) of:
Investments	351,970	2,809,057	6,354,818
Foreign currency translations	—	(578)	—
Net increase in net assets resulting from operations	573,307	15,363,958	10,368,839
Distributions from earnings	(7,665)	(1,099,884)	(218,408)
Net increase (decrease) in net assets from capital share transactions (See note 5)	7,588	(26,497,058)	369,382
Net increase (decrease) in net assets	573,230	(12,232,984)	10,519,813
NET ASSETS:
Beginning of year	982,324	53,302,116	22,341,549
End of year	$1,555,554	$ 41,069,132	$32,861,362

For the Year Ended October 31, 2020
	Quantitative U.S. Small Cap Equity Portfolio	Quantitative International Equity Portfolio	Responsible ESG U.S. Equity Portfolio
Increase (decrease) in net assets
Operations:
Net investment income	$ 6,417	$ 2,450,540	$ 235,779
Net realized gain (loss) on:
Investment transactions	(33,182)	(6,604,538)	(764,383)
Foreign currency transactions	—	2,026	—
Net change in unrealized gain (loss) of:
Investments	(51,687)	(17,865,705)	776,392
Foreign currency translations	—	(160)	—
Net increase (decrease) in net assets resulting from operations	(78,452)	(22,017,837)	247,788
Distributions from earnings	(7,684)	(2,704,110)	(330,040)
Return of capital distribution	—	(220,626)	—
Net increase (decrease) in net assets from capital share transactions (See note 5)	7,605	(127,384,779)	(807,417)
Net increase (decrease) in net assets	(78,531)	(152,327,352)	(889,669)
NET ASSETS:
Beginning of year	1,060,855	205,629,468	23,231,218
End of year	$ 982,324	$ 53,302,116	$22,341,549
See Notes to Financial Statements.
42

The Glenmede Fund, Inc.

Statements Of Changes In Net Assets — (Continued)
For the Year Ended October 31, 2021
	Women in Leadership U.S. Equity Portfolio	Quantitative U.S. Long/Short Equity Portfolio	Quantitative U.S. Total Market Equity Portfolio
Increase (decrease) in net assets
Operations:
Net investment income (loss)	$ 277,748	$ (598,561)	$ 51,541
Net realized gain (loss) on:
Investment transactions	5,272,363	29,703,100	8,396,277
Securities sold short	—	(16,308,336)	(1,956,213)
Net change in unrealized gain (loss) of:
Investments	3,874,619	4,352,912	11,392,586
Securities sold short	—	(3,831,449)	(1,027,369)
Net increase in net assets resulting from operations	9,424,730	13,317,666	16,856,822
Distributions from earnings	(275,552)	—	(3,468,836)
Net increase (decrease) in net assets from capital share transactions (See note 5)	(2,940,670)	(47,073,424)	(5,874,024)
Net increase (decrease) in net assets	6,208,508	(33,755,758)	7,513,962
NET ASSETS:
Beginning of year	21,678,360	97,013,076	28,446,626
End of year	$27,886,868	$ 63,257,318	$35,960,588

For the Year Ended October 31, 2020
	Women in Leadership U.S. Equity Portfolio	Quantitative U.S. Long/Short Equity Portfolio	Quantitative U.S. Total Market Equity Portfolio
Increase (decrease) in net assets
Operations:
Net investment income (loss)	$ 254,469	$ (995,894)	$ 196,877
Net realized gain (loss) on:
Investment transactions	(262,148)	8,573,186	5,250,232
Securities sold short	—	(10,839,706)	(221,202)
Net change in unrealized gain (loss) of:
Investments	(262,719)	(27,167,241)	(12,627,092)
Securities sold short	—	11,205,471	346,934
Net increase (decrease) in net assets resulting from operations	(270,398)	(19,224,184)	(7,054,251)
Distributions from earnings	(239,220)	—	(3,629,802)
Return of capital distribution: Advisor Class	—	(182,275)	—
Return of capital distribution: Institutional Class	—	(20)	—
Net increase (decrease) in net assets from capital share transactions (See note 5)	1,141,189	(130,805,198)	(28,792,688)
Net increase (decrease) in net assets	631,571	(150,211,677)	(39,476,741)
NET ASSETS:
Beginning of year	21,046,789	247,224,753	67,923,367
End of year	$21,678,360	$ 97,013,076	$ 28,446,626
See Notes to Financial Statements.
43

The Glenmede Fund, Inc.

Statements Of Changes In Net Assets — (Continued)
For the Year Ended October 31, 2021
	Strategic Equity Portfolio	Small Cap Equity Portfolio	Equity Income Portfolio
Increase (decrease) in net assets
Operations:
Net investment income	$ 977,487	$ 2,042,406	$ 326,851
Net realized gain on:
Investment transactions	28,403,863	279,610,445	1,138,498
Net change in unrealized gain of:
Investments	58,754,619	380,298,133	4,859,788
Net increase in net assets resulting from operations	88,135,969	661,950,984	6,325,137
Distributions from earnings	(13,949,594)	—	(333,966)
Distributions from earnings: Advisor Class	—	(675,464)	—
Distributions from earnings: Institutional Class	—	(2,355,570)	—
Net increase (decrease) in net assets from capital share transactions (See note 5)	(24,985,150)	(423,401,927)	(2,254,877)
Net increase in net assets	49,201,225	235,518,023	3,736,294
NET ASSETS:
Beginning of year	219,446,564	1,239,324,679	18,559,820
End of year	$268,647,789	$1,474,842,702	$22,296,114

For the Year Ended October 31, 2020
	Strategic Equity Portfolio	Small Cap Equity Portfolio	Equity Income Portfolio
Increase (decrease) in net assets
Operations:
Net investment income	$ 1,974,998	$ 3,649,510	$ 474,154
Net realized gain (loss) on:
Investment transactions	14,495,061	(112,418,584)	205,837
Net change in unrealized gain (loss) of:
Investments	(21,934,091)	34,905,724	(1,105,315)
Net increase (decrease) in net assets resulting from operations	(5,464,032)	(73,863,350)	(425,324)
Distributions from earnings	(7,249,473)	—	(478,143)
Distributions from earnings: Advisor Class	—	(1,061,071)	—
Distributions from earnings: Institutional Class	—	(3,950,793)	—
Return of capital distribution: Advisor Class	—	(54,112)	—
Return of capital distribution: Institutional Class	—	(201,481)	—
Net increase (decrease) in net assets from capital share transactions (See note 5)	(36,873,429)	(723,050,337)	(4,437,015)
Net increase (decrease) in net assets	(49,586,934)	(802,181,144)	(5,340,482)
NET ASSETS:
Beginning of year	269,033,498	2,041,505,823	23,900,302
End of year	$219,446,564	$1,239,324,679	$18,559,820
See Notes to Financial Statements.
44

The Glenmede Fund, Inc.

Statements Of Changes In Net Assets — (Continued)
For the Year Ended October 31, 2021
	Secured Options Portfolio	Global Secured Options Portfolio	Core Fixed Income Portfolio
Increase (decrease) in net assets
Operations:
Net investment income (loss)	$ (2,580,041)	$ (128,344)	$ 5,437,783
Net realized gain (loss) on:
Investment transactions	—	17,310	2,358,755
Options written	(222,593,355)	(5,263,761)	—
Purchased options	305,688,495	7,368,696	—
Net change in unrealized gain (loss) of:
Investments	6,590,096	15,767	(16,338,405)
Options written	(51,954,232)	(1,734,507)	—
Purchased options	68,158,398	2,129,858	—
Net increase (decrease) in net assets resulting from operations	103,309,361	2,405,019	(8,541,867)
Distributions from earnings	—	(425,289)	(14,413,019)
Net increase (decrease) in net assets from capital share transactions (See note 5)	(122,296,786)	5,524,771	10,492,270
Net increase (decrease) in net assets	(18,987,425)	7,504,501	(12,462,616)
NET ASSETS:
Beginning of year	450,374,909	9,647,672	436,974,522
End of year	$ 431,387,484	$17,152,173	$424,511,906

For the Year Ended October 31, 2020
	Secured Options Portfolio	Global Secured Options Portfolio	Core Fixed Income Portfolio
Increase (decrease) in net assets
Operations:
Net investment income (loss)	$ (2,650,478)	$ (51,009)	$ 8,424,927
Net realized gain (loss) on:
Investment transactions	3,281	(248,440)	12,432,548
Options written	(33,912,772)	2,359,005	—
Purchased options	19,802,905	(1,340,973)	—
Net change in unrealized gain (loss) of:
Investments	1,134,553	28,350	6,354,560
Options Written	17,907,154	(29,511)	—
Purchased options	(40,988,616)	(241,104)	—
Net increase (decrease) in net assets resulting from operations	(38,703,973)	476,318	27,212,035
Distributions from earnings	—	(1,977)	(10,373,594)
Distributions from earnings: Advisor Class	(18,937,857)	—	—
Distributions from earnings: Institutional Class	(29,130,823)	—	—
Net increase (decrease) in net assets from capital share transactions (See note 5)	(141,159,161)	7,953,777	(85,466,807)
Net increase (decrease) in net assets	(227,931,814)	8,428,118	(68,628,366)
NET ASSETS:
Beginning of year	678,306,723	1,219,554	505,602,888
End of year	$ 450,374,909	$ 9,647,672	$436,974,522
See Notes to Financial Statements.
45

The Glenmede Fund, Inc.

Statements Of Changes In Net Assets — (Concluded)
For the Year Ended October 31, 2021
	Short Term Tax Aware Fixed Income Portfolio	High Yield Municipal Portfolio
Increase (decrease) in net assets
Operations:
Net investment income	$ 410,158	$ 6,472,008
Net realized gain (loss) on:
Investment transactions	(30,408)	2,179,563
Net change in unrealized gain (loss) of:
Investments	(277,478)	7,807,991
Net increase in net assets resulting from operations	102,272	16,459,562
Distributions from earnings	(450,263)	(6,432,972)
Net increase in net assets from capital share transactions (See note 5)	3,107,433	39,702,451
Net increase in net assets	2,759,442	49,729,041
NET ASSETS:
Beginning of year	53,524,648	232,782,555
End of year	$56,284,090	$282,511,596

For the Year Ended October 31, 2020
	Short Term Tax Aware Fixed Income Portfolio	High Yield Municipal Portfolio
Increase (decrease) in net assets
Operations:
Net investment income	$ 589,313	$ 6,221,073
Net realized gain (loss) on:
Investment transactions	(27,703)	112,362
Net change in unrealized gain (loss) of:
Investments	377,357	(3,856,588)
Net increase in net assets resulting from operations	938,967	2,476,847
Distributions from earnings	(571,442)	(6,194,949)
Net increase in net assets from capital share transactions (See note 5)	2,218,210	21,081,964
Net increase in net assets	2,585,735	17,363,862
NET ASSETS:
Beginning of year	50,938,913	215,418,693
End of year	$53,524,648	$232,782,555
See Notes to Financial Statements.
46

The Glenmede Fund, Inc.

Statement Of Cash Flows
For the Year Ended October 31, 2021
Quantitative U.S. Long/Short Equity Portfolio
Cash flows from operating activities
Adjustments to reconcile net increase in net assets from operations to net cash provided by (used in) operating activities
Net increase in net assets resulting from operations	$ 13,317,666
Investments purchased	(31,336,973)
Investments sold	96,559,436
Purchases to cover securities sold short	(112,987,727)
Securities sold short	69,063,441
(Purchase)/Sale of short term investments, net	3,888,747
Decrease in Cash collateral on deposit at broker	23,761,960
Decrease in Securities lending income receivable	113
Decrease in Dividends receivable	86,443
Decrease in Prepaid expenses	223
Decrease in Obligation to return securities lending collateral	(985,945)
Decrease in Dividends payable for securities sold short	(32,408)
Decrease in Payable for Management fees	(24,406)
Decrease in Payable for Directors’ fees	(1,345)
Decrease in Payable for Shareholder Servicing fees	(7,799)
Decrease in Accrued expenses	(57,822)
Net realized gain from investments	(29,703,100)
Net realized loss from securities sold short	16,308,336
Net change in unrealized gain on investments	(4,352,912)
Net change in unrealized loss on securities sold short	3,831,449
Net cash provided by (used in) operating activities	47,327,377
Cash flows from financing activities
Proceeds from shares sold	9,953,999
Payments on shares redeemed	(57,281,376)
Net cash provided by (used in) financing activities	(47,327,377)
Net increase (decrease) in cash	—
Cash at beginning of period	—
Cash at end of period	$ —

Supplemental disclosure of cash flow information
Cash paid for interest was $276,636.
The Portfolio did not pay any prime broker fees during the year ended October 31, 2021.
See Notes to Financial Statements.
47

The Glenmede Fund, Inc.

Statement Of Cash Flows — (Concluded)
For the Year Ended October 31, 2021
Quantitative U.S. Total Market Equity Portfolio
Cash flows from operating activities
Adjustments to reconcile net increase in net assets from operations to net cash provided by (used in) operating activities
Net increase in net assets resulting from operations	$ 16,856,822
Investments purchased	(16,378,105)
Investments sold	27,769,747
Purchases to cover securities sold short	(21,247,985)
Securities sold short	19,345,543
(Purchase)/Sale of short term investments, net	(170,734)
Increase in Securities lending income receivable	(21)
Decrease in Dividends receivable	6,582
Decrease in Prepaid expenses	54
Increase in Obligation to return securities lending collateral	7,490
Decrease in Dividends payable for securities sold short	(3,135)
Increase in Payable for Management fees	5,852
Decrease in Payable for Directors’ fees	(66)
Increase in Payable for Shareholder Servicing fees	689
Decrease in Accrued expenses	(8,879)
Net realized gain from investments	(8,396,277)
Net realized loss from securities sold short	1,956,213
Net change in unrealized gain on investments	(11,392,586)
Net change in unrealized loss on securities sold short	1,027,369
Net cash provided by (used in) operating activities	9,378,573
Cash flows from financing activities
Proceeds from shares sold	3,134,313
Payments on shares redeemed	(12,344,960)
Cash distributions paid	(166,304)
Net cash provided by (used in) financing activities	(9,376,951)
Net increase (decrease) in cash	1,622
Cash at beginning of period	(1,622)
Cash at end of period	$ —

Supplemental disclosure of cash flow information
Cash paid for interest was $81,087.
Non-cash financing activities not included herein consist of a reinvestment of dividends of $3,302,532.
The Portfolio did not pay any prime broker fees during the year ended October 31, 2021.
See Notes to Financial Statements.
48

The Glenmede Fund, Inc.

Financial Highlights
For a share outstanding throughout each year
	Quantitative U.S. Large Cap Core Equity Portfolio Advisor Shares
	For The Year Ended October 31,
	2021 [1]	2020 [1]	2019 [1]	2018 [1]	2017
Net asset value, beginning of year	$ 24.99	$ 26.89	$ 27.88	$ 28.08	$ 22.36
Income from investment operations:
Net investment income	0.23	0.29	0.35	0.29	0.23
Net realized and unrealized gain (loss) on investments	10.15	(0.73)	1.18	0.95	5.72
Total from investment operations	10.38	(0.44)	1.53	1.24	5.95
Distributions to shareholders from:
Net investment income	(0.24)	(0.29)	(0.35)	(0.28)	(0.23)
Net realized capital gains	(2.16)	(1.17)	(2.17)	(1.16)	—
Total distributions	(2.40)	(1.46)	(2.52)	(1.44)	(0.23)
Net asset value, end of year	$ 32.97	$ 24.99	$ 26.89	$ 27.88	$ 28.08
Total return	43.77%	(1.90)%	6.42%	4.42%	26.74%
Ratios to average net assets/ Supplemental data:
Net assets, at end of year (in 000s)	$1,255,795	$1,066,153	$1,674,687	$2,075,264	$2,124,803
Ratio of operating expenses to average net assets	0.85% [2]	0.87%	0.86%	0.85%	0.86%
Ratio of net investment income to average net assets	0.75%	1.15%	1.32%	1.02%	0.94%
Portfolio turnover rate[3]	41%	66%	80%	71%	62%

[1]	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
[2]	The ratio of operating expenses excluding interest expense was 0.85% for the year ended October 31, 2021.
[3]	Portfolio turnover is calculated at the fund level.

	Quantitative U.S. Large Cap Core Equity Portfolio Institutional Shares
	For The Year Ended October 31,
	2021 [1]	2020 [1]	2019 [1]	2018	2017
Net asset value, beginning of year	$ 24.99	$ 26.91	$ 27.89	$ 28.09	$ 22.37
Income from investment operations:
Net investment income	0.29	0.34	0.40	0.34	0.27
Net realized and unrealized gain (loss) on investments	10.16	(0.75)	1.20	0.95	5.73
Total from investment operations	10.45	(0.41)	1.60	1.29	6.00
Distributions to shareholders from:
Net investment income	(0.30)	(0.34)	(0.41)	(0.33)	(0.28)
Net realized capital gains	(2.16)	(1.17)	(2.17)	(1.16)	—
Total distributions	(2.46)	(1.51)	(2.58)	(1.49)	(0.28)
Net asset value, end of year	$ 32.98	$ 24.99	$ 26.91	$ 27.89	$ 28.09
Total return	44.10%	(1.75)%	6.68%	4.61%	26.96%
Ratios to average net assets/ Supplemental data:
Net assets, at end of year (in 000s)	$165,106	$173,029	$673,825	$767,117	$549,352
Ratio of operating expenses to average net assets	0.65% [2]	0.67%	0.66%	0.65%	0.66%
Ratio of net investment income to average net assets	0.96%	1.32%	1.52%	1.22%	1.12%
Portfolio turnover rate[3]	41%	66%	80%	71%	62%

[1]	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
[2]	The ratio of operating expenses excluding interest expense was 0.65% for the year ended October 31, 2021.
[3]	Portfolio turnover is calculated at the fund level.

See Notes to Financial Statements.
49

The Glenmede Fund, Inc.

Financial Highlights — (Continued)
For a share outstanding throughout each year
	Quantitative U.S. Large Cap Growth Equity Portfolio Advisor Shares
	For The Year Ended October 31,
	2021 [1]	2020 [1]	2019 [1]	2018	2017
Net asset value, beginning of year	$ 32.02	$ 33.08	$ 32.52	$ 31.54	$ 24.76
Income from investment operations:
Net investment income	0.05	0.12	0.16	0.16	0.16
Net realized and unrealized gain on investments	13.33	3.19	4.86	1.58	6.77
Total from investment operations	13.38	3.31	5.02	1.74	6.93
Distributions to shareholders from:
Net investment income	(0.05)	(0.14)	(0.15)	(0.17)	(0.15)
Net realized capital gains	(4.71)	(4.23)	(4.31)	(0.59)	—
Total distributions	(4.76)	(4.37)	(4.46)	(0.76)	(0.15)
Net asset value, end of year	$ 40.64	$ 32.02	$ 33.08	$ 32.52	$ 31.54
Total return	46.17%	10.68%	18.50%	5.53%	28.05%
Ratios to average net assets/ Supplemental data:
Net assets, at end of year (in 000s)	$1,751,370	$1,659,543	$2,237,727	$2,660,858	$3,076,616
Ratio of operating expenses to average net assets	0.85% [2]	0.88%	0.86%	0.85%	0.86%
Ratio of net investment income to average net assets	0.15%	0.40%	0.53%	0.44%	0.56%
Portfolio turnover rate[3]	49%	69%	80%	63%	69%

[1]	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
[2]	The ratio of operating expenses excluding interest expense was 0.85% for the year ended October 31, 2021.
[3]	Portfolio turnover is calculated at the fund level.

	Quantitative U.S. Large Cap Growth Equity Portfolio Institutional Shares
	For The Year Ended October 31,
	2021 [1]	2020 [1]	2019 [1]	2018	2017
Net asset value, beginning of year	$ 32.02	$ 33.09	$ 32.53	$ 31.55	$ 24.77
Income from investment operations:
Net investment income	0.12	0.19	0.21	0.21	0.18
Net realized and unrealized gain on investments	13.34	3.18	4.88	1.59	6.80
Total from investment operations	13.46	3.37	5.09	1.80	6.98
Distributions to shareholders from:
Net investment income	(0.13)	(0.21)	(0.22)	(0.23)	(0.20)
Net realized capital gains	(4.71)	(4.23)	(4.31)	(0.59)	—
Total distributions	(4.84)	(4.44)	(4.53)	(0.82)	(0.20)
Net asset value, end of year	$ 40.64	$ 32.02	$ 33.09	$ 32.53	$ 31.55
Total return	46.47%	10.89%	18.74%	5.74%	28.28%
Ratios to average net assets/ Supplemental data:
Net assets, at end of year (in 000s)	$581,255	$543,675	$1,250,995	$746,030	$860,416
Ratio of operating expenses to average net assets	0.65% [2]	0.68%	0.66%	0.65%	0.66%
Ratio of net investment income to average net assets	0.34%	0.62%	0.69%	0.64%	0.66%
Portfolio turnover rate[3]	49%	69%	80%	63%	69%

[1]	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
[2]	The ratio of operating expenses excluding interest expense was 0.65% for the year ended October 31, 2021.
[3]	Portfolio turnover is calculated at the fund level.

See Notes to Financial Statements.
50

The Glenmede Fund, Inc.

Financial Highlights — (Continued)
For a share outstanding throughout each year
	Quantitative U.S. Large Cap Value Equity Portfolio
	For The Year Ended October 31,			For the Period November 13, 2017[1] through October 31, 2018
	2021 [2]	2020 [2]	2019 [2]
Net asset value, beginning of year	$ 9.03	$ 10.29	$ 9.82	$10.00
Income from investment operations:
Net investment income	0.18	0.20	0.21	0.14
Net realized and unrealized gain (loss) on investments	4.02	(1.26)	0.49	(0.20)
Total from investment operations	4.20	(1.06)	0.70	(0.06)
Distributions to shareholders from:
Net investment income	(0.18)	(0.20)	(0.23)	(0.12)
Total distributions	(0.18)	(0.20)	(0.23)	(0.12)
Net asset value, end of year	$13.05	$ 9.03	$10.29	$ 9.82
Total return[3]	46.66%	(10.19)%	7.33%	(0.69)% [4]
Ratios to average net assets/ Supplemental data:
Net assets, at end of year (in 000s)	$2,487	$ 1,588	$2,040	$1,092
Ratio of operating expenses before waiver/reimbursement to average net assets	2.45%	2.66%	3.20%	6.52% [5]
Ratio of operating expenses after waiver/reimbursement to average net assets	0.85%	0.85%	0.89%	1.00% [5]
Ratio of net investment income to average net assets	1.48%	2.15%	2.08%	1.36% [5]
Portfolio turnover rate	68%	95%	77%	61% [6]

[1]	Commencement of operations.
[2]	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
[3]	The Total Return reflects fee waivers and/or expense reimbursements in effect and would have been lower in their absence.
[4]	Total return calculation is not annualized.
[5]	Annualized.
[6]	Calculations represent portfolio turnover for the Portfolio for the period of November 13, 2017 through October 31, 2018.

See Notes to Financial Statements.
51

The Glenmede Fund, Inc.

Financial Highlights — (Continued)
For a share outstanding throughout each year
	Quantitative U.S. Small Cap Equity Portfolio
	For The Year Ended October 31,			For the Period November 13, 2017[1] through October 31, 2018
	2021 [2]	2020 [2]	2019 [2]
Net asset value, beginning of year	$ 9.55	$10.39	$10.25	$10.00
Income from investment operations:
Net investment income	0.07	0.06	0.05	0.05
Net realized and unrealized gain (loss) on investments	5.50	(0.82)	0.17	0.24
Total from investment operations	5.57	(0.76)	0.22	0.29
Distributions to shareholders from:
Net investment income	(0.07)	(0.08)	(0.08)	(0.04)
Total distributions	(0.07)	(0.08)	(0.08)	(0.04)
Net asset value, end of year	$15.05	$ 9.55	$10.39	$10.25
Total return[3]	58.45%	(7.37)%	2.19%	2.85% [4]
Ratios to average net assets/ Supplemental data:
Net assets, at end of year (in 000s)	$1,556	$ 982	$1,061	$1,074
Ratio of operating expenses before waiver/reimbursement to average net assets	3.45%	4.63%	4.12%	6.48% [5]
Ratio of operating expenses after waiver/reimbursement to average net assets	0.85%	0.85%	0.90%	1.00% [5]
Ratio of net investment income to average net assets	0.53%	0.65%	0.53%	0.44% [5]
Portfolio turnover rate	84%	101%	133%	80% [6]

[1]	Commencement of operations.
[2]	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
[3]	The Total Return reflects fee waivers and/or expense reimbursements in effect and would have been lower in their absence.
[4]	Total return calculation is not annualized.
[5]	Annualized.
[6]	Calculations represent portfolio turnover for the Portfolio for the period of November 13, 2017 through October 31, 2018.

See Notes to Financial Statements.
52

The Glenmede Fund, Inc.

Financial Highlights — (Continued)
For a share outstanding throughout each year
	Quantitative International Equity Portfolio
	For The Year Ended October 31,
	2021 [1]	2020 [1]	2019 [1]	2018	2017 [1]
Net asset value, beginning of year	$ 12.05	$ 13.97	$ 13.26	$ 15.16	$ 12.76
Income from investment operations:
Net investment income	0.36	0.26	0.39	0.29	0.25
Net realized and unrealized gain (loss) on investments	3.48	(1.79)	0.73	(1.90)	2.41
Total from investment operations	3.84	(1.53)	1.12	(1.61)	2.66
Distributions to shareholders from:
Net investment income	(0.35)	(0.37)	(0.41)	(0.29)	(0.26)
Net return of capital	—	(0.02)	—	—	—
Total distributions	(0.35)	(0.39)	(0.41)	(0.29)	(0.26)
Net asset value, end of year	$ 15.54	$ 12.05	$ 13.97	$ 13.26	$ 15.16
Total return[2]	31.96%	(11.10)%	8.60%	(10.80)%	20.96%
Ratios to average net assets/ Supplemental data:
Net assets, at end of year (in 000s)	$41,069	$53,302	$205,629	$387,188	$461,686
Ratio of operating expenses before waiver/reimbursement to average net assets	1.19%	1.15%	1.10%	1.07%	1.06%
Ratio of operating expenses after waiver/reimbursement to average net assets	1.00% [3]	1.00%	1.00%	1.00%	1.00%
Ratio of net investment income to average net assets	2.40%	1.99%	2.90%	1.90%	1.82%
Portfolio turnover rate	79%	76%	93%	78%	75%

[1]	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
[2]	The Total Return reflects fee waivers and/or expense reimbursements in effect and would have been lower in their absence.
[3]	The ratio of operating expenses after waiver/reimbursement excluding interest expense was 1.00% for the year ended October 31, 2021.

	Responsible ESG U.S. Equity Portfolio
	For The Year Ended October 31,
	2021 [1]	2020 [1]	2019 [1]	2018	2017
Net asset value, beginning of year	$ 14.26	$ 14.34	$ 14.12	$ 13.61	$ 10.84
Income from investment operations:
Net investment income	0.14	0.15	0.16	0.11	0.09
Net realized and unrealized gain (loss) on investments	6.45	(0.02)	0.74	0.57	2.77
Total from investment operations	6.59	0.13	0.90	0.68	2.86
Distributions to shareholders from:
Net investment income	(0.14)	(0.15)	(0.17)	(0.11)	(0.09)
Net realized capital gains	—	(0.06)	(0.51)	(0.06)	—
Total distributions	(0.14)	(0.21)	(0.68)	(0.17)	(0.09)
Net asset value, end of year	$ 20.71	$ 14.26	$ 14.34	$ 14.12	$ 13.61
Total return[2]	46.31%	0.87%	6.78%	5.01%	26.42%
Ratios to average net assets/ Supplemental data:
Net assets, at end of year (in 000s)	$32,861	$22,342	$23,231	$21,746	$13,589
Ratio of operating expenses before waiver/reimbursement to average net assets	1.05%	1.05%	1.07%	1.09%	1.23%
Ratio of operating expenses after waiver/reimbursement to average net assets	0.85%	0.85%	0.90%	1.00%	1.00%
Ratio of net investment income to average net assets	0.74%	1.02%	1.17%	0.87%	0.75%
Portfolio turnover rate	74%	88%	102%	61%	54%

[1]	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
[2]	The Total Return reflects fee waivers and/or expense reimbursements in effect and would have been lower in their absence.

See Notes to Financial Statements.
53

The Glenmede Fund, Inc.

Financial Highlights — (Continued)
For a share outstanding throughout each year
	Women in Leadership U.S. Equity Portfolio
	For The Year Ended October 31,
	2021 [1]	2020 [1]	2019 [1]	2018 [1]	2017
Net asset value, beginning of year	$ 13.52	$ 13.98	$ 13.34	$ 13.10	$ 10.65
Income from investment operations:
Net investment income	0.18	0.16	0.15	0.12	0.11
Net realized and unrealized gain (loss) on investments	5.75	(0.47)	1.08	0.32	2.45
Total from investment operations	5.93	(0.31)	1.23	0.44	2.56
Distributions to shareholders from:
Net investment income	(0.18)	(0.15)	(0.15)	(0.11)	(0.11)
Net realized capital gains	—	—	(0.44)	(0.09)	—
Total distributions	(0.18)	(0.15)	(0.59)	(0.20)	(0.11)
Net asset value, end of year	$ 19.27	$ 13.52	$ 13.98	$ 13.34	$ 13.10
Total return[2]	43.94%	(2.15)%	9.75%	3.36%	24.11%
Ratios to average net assets/ Supplemental data:
Net assets, at end of year (in 000s)	$27,887	$21,678	$21,047	$18,974	$11,853
Ratio of operating expenses before waiver/reimbursement to average net assets	1.04%	1.08%	1.11%	1.11%	1.28%
Ratio of operating expenses after waiver/reimbursement to average net assets	0.85% [3]	0.85%	0.90%	1.00%	1.00%
Ratio of net investment income to average net assets	1.01%	1.19%	1.14%	0.88%	0.88%
Portfolio turnover rate	81%	105%	89%	81%	70%

[1]	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
[2]	The Total Return reflects fee waivers and/or expense reimbursements in effect and would have been lower in their absence.
[3]	The ratio of operating expenses after waiver/reimbursement excluding interest expense was 0.85% for the year ended October 31, 2021.

See Notes to Financial Statements.
54

The Glenmede Fund, Inc.

Financial Highlights — (Continued)
For a share outstanding throughout each year
	Quantitative U.S. Long/Short Equity Portfolio Advisor Shares
	For The Year Ended October 31,
	2021 [1]	2020 [1]	2019 [1]	2018 [1]	2017 [1]
Net asset value, beginning of year	$ 11.05	$ 11.90	$ 12.55	$ 12.86	$ 11.39
Income from investment operations:
Net investment income (loss)	(0.10)	(0.07)	0.11	0.03	(0.05)
Net realized and unrealized gain (loss) on investments	1.98	(0.77)	(0.65)	(0.34)	1.52
Total from investment operations	1.88	(0.84)	(0.54)	(0.31)	1.47
Distributions to shareholders from:
Net investment income	—	—	(0.11)	—	—
Net return of capital	—	(0.01)	—	—	—
Total distributions	—	(0.01)	(0.11)	—	—
Net asset value, end of year	$ 12.93	$ 11.05	$ 11.90	$ 12.55	$ 12.86
Total return[2]	17.01%	(7.07)%	(4.33)%	(2.41)%	12.91%
Ratios to average net assets/ Supplemental data:
Net assets, at end of year (in 000s)	$56,002	$96,702	$247,209	$333,806	$300,784
Ratio of operating expenses before waiver/reimbursement to average net assets	2.88%	2.99%	2.78%	2.61%	2.77%
Ratio of operating expenses after waiver/reimbursement to average net assets[3]	2.51%	2.63%	2.43%	2.26%	2.42%
Ratio of net investment income (loss) to average net assets	(0.78)%	(0.59)%	0.91%	0.24%	(0.43)%
Portfolio turnover rate[4,5]	115%	133%	108%	84%	65%

[1]	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
[2]	The Total Return reflects fee waivers and/or expense reimbursements in effect and would have been lower in their absence.
[3]	The ratio of operating expenses after waiver/reimbursement excluding interest expense, dividends on securities sold short and flex fees was 1.25%, 1.25%, 1.21%, 1.15% and 1.15% for the years ended October 31, 2021, 2020, 2019, 2018 and 2017, respectively.
[4]	Portfolio turnover is calculated at the fund level.
[5]	The calculation of the portfolio turnover rate reflects the absolute value of the long and short positions.

See Notes to Financial Statements.
55

The Glenmede Fund, Inc.

Financial Highlights — (Continued)
For a share outstanding throughout each year
	Quantitative U.S. Long/Short Equity Portfolio Institutional Shares
	For The Year Ended October 31,		For the Period September 13, 2019[1] through October 31, 2019[2]
	2021 [2]	2020 [2]
Net asset value, beginning of year	$11.07	$11.89	$12.00
Income from investment operations:
Net investment income (loss)	(0.03)	(0.10)	0.01
Net realized and unrealized gain (loss) on investments	1.93	(0.71)	(0.08)
Total from investment operations	1.90	(0.81)	(0.07)
Distributions to shareholders from:
Net investment income	—	—	(0.04)
Net return of capital	—	(0.01)	—
Total distributions	—	(0.01)	(0.04)
Net asset value, end of year	$12.97	$11.07	$11.89
Total return[3]	17.16% [4]	(6.78)%	(0.62)% [5]
Ratios to average net assets/ Supplemental data:
Net assets, at end of year (in 000s)	$7,255	$ 311	$ 16
Ratio of operating expenses before waiver/reimbursement to average net assets	3.88%	2.59%	2.36% [6]
Ratio of operating expenses after waiver/reimbursement to average net assets[7]	3.52%	2.23%	2.01% [6]
Ratio of net investment income (loss) to average net assets	(0.27)%	(0.89)%	0.36% [6]
Portfolio turnover rate[8,9]	115%	133%	108%

[1]	Shareholder activity commenced on September 13, 2019.
[2]	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
[3]	The Total Return reflects fee waivers and/or expense reimbursements in effect and would have been lower in their absence.
[4]	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions as shown in the management discussion and analysis and as otherwise reported to shareholders.
[5]	Total return calculation is not annualized.
[6]	Annualized.
[7]	The ratio of operating expenses after waiver/reimbursement excluding interest expense, dividends on securities sold short and flex fees was 1.05% and 1.05% for the years ended October 31, 2021 and October 31, 2020, respectively and 1.01% for the period ended October 31, 2019.
[8]	Portfolio turnover is calculated at the fund level.
[9]	The calculation of the portfolio turnover rate reflects the absolute value of the long and short positions.

See Notes to Financial Statements.
56

The Glenmede Fund, Inc.

Financial Highlights — (Continued)
For a share outstanding throughout each year
	Quantitative U.S. Total Market Equity Portfolio
	For The Year Ended October 31,
	2021 [1]	2020 [1]	2019 [1]	2018	2017
Net asset value, beginning of year	$ 15.34	$ 17.88	$ 18.85	$ 18.88	$ 14.65
Income from investment operations:
Net investment income	0.03	0.07	0.11	0.07	0.04
Net realized and unrealized gain (loss) on investments	9.45	(1.52)	0.49	0.51	4.23
Total from investment operations	9.48	(1.45)	0.60	0.58	4.27
Distributions to shareholders from:
Net investment income	(0.03)	(0.11)	(0.11)	(0.06)	(0.04)
Net realized capital gains	(1.89)	(0.98)	(1.46)	(0.55)	—
Total distributions	(1.92)	(1.09)	(1.57)	(0.61)	(0.04)
Net asset value, end of year	$ 22.90	$ 15.34	$ 17.88	$ 18.85	$ 18.88
Total return[2]	66.37%	(8.82)%	4.11%	3.01%	29.18%
Ratios to average net assets/ Supplemental data:
Net assets, at end of year (in 000s)	$35,961	$28,447	$67,923	$90,610	$74,267
Ratio of operating expenses before waiver/reimbursement to average net assets	2.23%	2.56%	2.48%	2.31%	2.40%
Ratio of operating expenses after waiver/reimbursement to average net assets[3]	1.83%	2.06%	2.07%	1.96%	2.05%
Ratio of net investment income to average net assets	0.15%	0.45%	0.60%	0.37%	0.24%
Portfolio turnover rate[4]	71%	98%	92%	82%	70%

[1]	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
[2]	The Total Return reflects fee waivers and/or expense reimbursements in effect and would have been lower in their absence.
[3]	The ratio of operating expenses after waiver/reimbursement excluding interest expense, dividends on securities sold short and flex fees was 1.25%, 1.25%, 1.25%, 1.25% and 1.23% for the years ended October 31, 2021, 2020, 2019, 2018 and 2017, respectively.
[4]	The calculation of the portfolio turnover rate reflects the absolute value of the long and short positions.
See Notes to Financial Statements.
57

The Glenmede Fund, Inc.

Financial Highlights — (Continued)
For a share outstanding throughout each year
	Strategic Equity Portfolio
	For The Year Ended October 31,
	2021 [1]	2020 [1]	2019 [1]	2018	2017
Net asset value, beginning of year	$ 26.43	$ 27.22	$ 24.30	$ 24.90	$ 20.94
Income from investment operations:
Net investment income	0.12	0.21	0.23	0.20	0.19
Net realized and unrealized gain (loss) on investments	10.73	(0.25)	3.22	1.07	5.35
Total from investment operations	10.85	(0.04)	3.45	1.27	5.54
Distributions to shareholders from:
Net investment income	(0.13)	(0.22)	(0.23)	(0.20)	(0.19)
Net realized capital gains	(1.59)	(0.53)	(0.30)	(1.67)	(1.39)
Total distributions	(1.72)	(0.75)	(0.53)	(1.87)	(1.58)
Net asset value, end of year	$ 35.56	$ 26.43	$ 27.22	$ 24.30	$ 24.90
Total return	42.57%	(0.18)%	14.51%	5.14%	27.83%
Ratios to average net assets/ Supplemental data:
Net assets, at end of year (in 000s)	$268,648	$219,447	$269,033	$226,032	$209,339
Ratio of operating expenses to average net assets	0.85%	0.86%	0.84%	0.83%	0.82%
Ratio of net investment income to average net assets	0.38%	0.79%	0.89%	0.79%	0.84%
Portfolio turnover rate	14%	19%	19%	6%	15%

[1]	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.

	Small Cap Equity Portfolio Advisor Shares
	For The Year Ended October 31,
	2021 [1]	2020 [1]	2019 [1]	2018	2017
Net asset value, beginning of year	$ 23.23	$ 23.66	$ 28.82	$ 32.13	$ 25.61
Income from investment operations:
Net investment income (loss)	—	0.02	0.05	0.02	(0.01)
Net realized and unrealized gain (loss) on investments	13.87	(0.41)	(1.04)	(0.10)	7.07
Total from investment operations	13.87	(0.39)	(0.99)	(0.08)	7.06
Distributions to shareholders from:
Net investment income	(0.04)	(0.04)	(0.07)	(0.02)	(0.02)
Net realized capital gains	—	—	(4.09)	(3.21)	(0.52)
Net return of capital	—	(0.00) [2]	(0.01)	—	—
Total distributions	(0.04)	(0.04)	(4.17)	(3.23)	(0.54)
Net asset value, end of year	$ 37.06	$ 23.23	$ 23.66	$ 28.82	$ 32.13
Total return	59.75%	(1.63)%	(2.61)%	(0.58)%	27.84%
Ratios to average net assets/ Supplemental data:
Net assets, at end of year (in 000s)	$530,401	$403,309	$761,813	$1,390,136	$1,574,979
Ratio of operating expenses to average net assets	0.92% [3]	0.94%	0.93%	0.90%	0.90%
Ratio of net investment income (loss) to average net assets	0.01%	0.11%	0.21%	0.07%	(0.04)%
Portfolio turnover rate[4]	41%	36%	54%	44%	63%

[1]	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
[2]	Amount rounds to less than $0.01 per share.
[3]	The ratio of operating expenses excluding interest expense was 0.92% for the year ended October 31, 2021.
[4]	Portfolio turnover is calculated at the fund level.

See Notes to Financial Statements.
58

The Glenmede Fund, Inc.

Financial Highlights — (Continued)
For a share outstanding throughout each year
	Small Cap Equity Portfolio Institutional Shares
	For The Year Ended October 31,
	2021 [1]	2020 [1]	2019 [1]	2018	2017
Net asset value, beginning of year	$ 24.61	$ 25.07	$ 30.25	$ 33.54	$ 26.67
Income from investment operations:
Net investment income	0.08	0.07	0.10	0.09	0.05
Net realized and unrealized gain (loss) on investments	14.68	(0.44)	(1.06)	(0.10)	7.37
Total from investment operations	14.76	(0.37)	(0.96)	(0.01)	7.42
Distributions to shareholders from:
Net investment income	(0.08)	(0.09)	(0.12)	(0.07)	(0.03)
Net realized capital gains	—	—	(4.09)	(3.21)	(0.52)
Net return of capital	—	(0.00) [2]	(0.01)	—	—
Total distributions	(0.08)	(0.09)	(4.22)	(3.28)	(0.55)
Net asset value, end of year	$ 39.29	$ 24.61	$ 25.07	$ 30.25	$ 33.54
Total return	60.04%	(1.44)%	(2.38)%	(0.36)%	28.10%
Ratios to average net assets/ Supplemental data:
Net assets, at end of year (in 000s)	$944,442	$836,015	$1,279,693	$2,131,461	$1,879,657
Ratio of operating expenses to average net assets	0.72% [3]	0.74%	0.73%	0.70%	0.70%
Ratio of net investment income to average net assets	0.22%	0.29%	0.39%	0.27%	0.16%
Portfolio turnover rate[4]	41%	36%	54%	44%	63%

[1]	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
[2]	Amount rounds to less than $0.01 per share.
[3]	The ratio of operating expenses excluding interest expense was 0.72% for the year ended October 31, 2021.
[4]	Portfolio turnover is calculated at the fund level.

See Notes to Financial Statements.
59

The Glenmede Fund, Inc.

Financial Highlights — (Continued)
For a share outstanding throughout each year
	Equity Income Portfolio
	For The Year Ended October 31,				For the Period December 21, 2016[1] through October 31, 2017[2]
	2021 [2]	2020 [2]	2019 [2]	2018
Net asset value, beginning of year	$ 11.88	$ 12.22	$ 11.15	$ 11.06	$ 10.00
Income from investment operations:
Net investment income	0.22	0.26	0.25	0.22	0.16
Net realized and unrealized gain (loss) on investments	4.05	(0.32)	1.33	0.09	1.01
Total from investment operations	4.27	(0.06)	1.58	0.31	1.17
Distributions to shareholders from:
Net investment income	(0.23)	(0.28)	(0.25)	(0.22)	(0.11)
Net realized capital gains	—	—	(0.26)	(0.00) [3]	—
Total distributions	(0.23)	(0.28)	(0.51)	(0.22)	(0.11)
Net asset value, end of year	$ 15.92	$ 11.88	$ 12.22	$ 11.15	$ 11.06
Total return[4]	36.12%	(0.38)%	14.69%	2.79%	11.77% [5]
Ratios to average net assets/ Supplemental data:
Net assets, at end of year (in 000s)	$22,296	$18,560	$23,900	$18,536	$12,970
Ratio of operating expenses before waiver/reimbursement to average net assets	1.10%	1.04% [6]	1.01%	1.11%	2.08% [7]
Ratio of operating expenses after waiver/reimbursement to average net assets	0.85%	0.85% [6]	0.85%	0.85%	0.85% [7]
Ratio of net investment income to average net assets	1.53%	2.21% [6]	2.19%	2.02%	1.82% [7]
Portfolio turnover rate	27%	63%	39%	29%	14% [8]

[1]	Commencement of operations.
[2]	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
[3]	Amount rounds to less than $0.01 per share.
[4]	The Total Return reflects fee waivers and/or expense reimbursements in effect and would have been lower in their absence.
[5]	Total return calculation is not annualized.
[6]	This ratio does not include the expenses for any exchange-traded funds held in the Portfolio.
[7]	Annualized.
[8]	Calculations represent portfolio turnover for the Portfolio for the period of December 21, 2016 through October 31, 2017.

See Notes to Financial Statements.
60

The Glenmede Fund, Inc.

Financial Highlights — (Continued)
For a share outstanding throughout each year
	Secured Options Portfolio Advisor Shares
	For The Year Ended October 31,
	2021 [1]	2020 [1]	2019 [1]	2018	2017 [1]
Net asset value, beginning of year	$ 11.67	$ 13.01	$ 12.30	$ 12.75	$ 12.45
Income from investment operations:
Net investment income (loss)	(0.11)	(0.07)	(0.04)	(0.06)	(0.08)
Net realized and unrealized gain (loss) on investments	3.27	(0.34)	1.04	0.40	0.99
Total from investment operations	3.16	(0.41)	1.00	0.34	0.91
Distributions to shareholders from:
Net realized capital gains	—	(0.93)	(0.29)	(0.79)	(0.61)
Total distributions	—	(0.93)	(0.29)	(0.79)	(0.61)
Net asset value, end of year	$ 14.83	$ 11.67	$ 13.01	$ 12.30	$ 12.75
Total return	27.08%	(3.50)%	8.43%	2.81%	7.53%
Ratios to average net assets/ Supplemental data:
Net assets, at end of year (in 000s)	$90,143	$95,701	$268,478	$445,946	$446,859
Ratio of operating expenses to average net assets[2]	0.86%	0.88%	0.87% [3]	0.84%	0.85%
Ratio of net investment income (loss) to average net assets[2]	(0.77)%	(0.59)%	(0.34)%	(0.50)%	(0.68)%
Portfolio turnover rate[4,5]	—%	—%	—%	—%	—%

[1]	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
[2]	This ratio does not include the expenses for any exchange-traded funds held in the Portfolio.
[3]	The ratio of operating expenses excluding interest expense was 0.86% for the year ended October 31, 2019.
[4]	Portfolio turnover is calculated at the fund level.
[5]	All trading activity in the Portfolio during the year was short term and is excluded for portfolio turnover calculations resulting in zero portfolio turnover percentage.

See Notes to Financial Statements.
61

The Glenmede Fund, Inc.

Financial Highlights — (Continued)
For a share outstanding throughout each year
	Secured Options Portfolio Institutional Shares
	For The Year Ended October 31,				For the Period November 9, 2016[1] through October 31, 2017[2]
	2021 [2]	2020 [2]	2019 [2]	2018 [2]
Net asset value, beginning of year	$ 11.77	$ 13.09	$ 12.34	$ 12.77	$ 12.61
Income from investment operations:
Net investment income (loss)	(0.08)	(0.05)	(0.02)	(0.04)	(0.06)
Net realized and unrealized gain (loss) on investments	3.30	(0.34)	1.06	0.40	0.83
Total from investment operations	3.22	(0.39)	1.04	0.36	0.77
Distributions to shareholders from:
Net realized capital gains	—	(0.93)	(0.29)	(0.79)	(0.61)
Total distributions	—	(0.93)	(0.29)	(0.79)	(0.61)
Net asset value, end of year	$ 14.99	$ 11.77	$ 13.09	$ 12.34	$ 12.77
Total return	27.36%	(3.31)%	8.73%	2.97%	6.34% [3]
Ratios to average net assets/ Supplemental data:
Net assets, at end of year (in 000s)	$341,245	$354,674	$409,829	$396,523	$365,523
Ratio of operating expenses to average net assets[4]	0.66%	0.68%	0.67% [5]	0.64%	0.65% [6]
Ratio of net investment income (loss) to average net assets[4]	(0.57)%	(0.44)%	(0.14)%	(0.30)%	(0.45)% [6]
Portfolio turnover rate[7,8]	—%	—%	—%	—%	—%

[1]	Class commenced operations on November 9, 2016.
[2]	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
[3]	Total return calculation is not annualized.
[4]	This ratio does not include the expenses for any exchange-traded funds held in the Portfolio.
[5]	The ratio of operating expenses excluding interest expense was 0.66% for the year ended October 31, 2019.
[6]	Annualized.
[7]	Portfolio turnover is calculated at the fund level.
[8]	All trading activity in the Portfolio during the year was short term and is excluded for portfolio turnover calculations resulting in zero portfolio turnover percentage.

See Notes to Financial Statements.
62

The Glenmede Fund, Inc.

Financial Highlights — (Continued)
For a share outstanding throughout each year
	Global Secured Options Portfolio
	For The Year Ended October 31,
	2021 [1]	2020 [1,2]	2019 [1,2]	2018 [1,2]	2017 [1,2]
Net asset value, beginning of year	$ 4.84	$ 4.90	$104.10	$105.80	$ 96.00
Income from investment operations:
Net investment income (loss)	(0.05)	(0.04)	0.02	0.10	0.60
Net realized and unrealized gain (loss) on investments	1.07	(0.02)	(5.71)	(0.90)	9.90
Total from investment operations	1.02	(0.06)	(5.69)	(0.80)	10.50
Distributions to shareholders from:
Net investment income	—	(0.00) [3]	(0.01)	(0.90)	(0.70)
Net realized capital gains	(0.22)	—	(93.50)	—	—
Total distributions	(0.22)	(0.00) [3]	(93.51)	(0.90)	(0.70)
Net asset value, end of year	$ 5.64	$ 4.84	$ 4.90	$104.10	$105.80
Total return	21.59% [4]	(1.07)% [4]	8.56% [4]	(0.76)%	10.94%
Ratios to average net assets/ Supplemental data:
Net assets, at end of year (in 000s)	$17,152	$9,648	$ 1,220	$ 2,510	$10,642
Ratio of operating expenses to average net assets[5]	—%	—%	—%	1.17% [6]	1.13%
Ratio of operating expenses before waiver/reimbursement to average net assets[5]	1.30%	2.13%	9.76%	—%	—%
Ratio of operating expenses after waiver/reimbursement to average net assets[5]	1.00%	1.00%	1.63% [6]	—%	—%
Ratio of net investment income to average net assets[5]	(0.96)%	(0.83)%	0.32%	0.08%	0.58%
Portfolio turnover rate	—% [7]	995%	685%	224%	9%

[1]	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
[2]	The Board authorized a 1-for-10 reverse share split for the Global Secured Options Portfolio effective after the close of trading on March 16, 2020. The impact of the reverse share split was to decrease the number of shares outstanding by a factor of ten, while increasing the NAV of shares outstanding by a factor of ten, resulting in no effect to the net assets of the Portfolio. The financial statements for the Portfolio have been adjusted to reflect the reverse share split.
[3]	Amount rounds to less than $0.01 per share.
[4]	The Total Return reflects fee waivers and/or expense reimbursements in effect and would have been lower in their absence.
[5]	This ratio does not include the expenses for any exchange-traded funds held in the Portfolio.
[6]	The ratio of operating expenses after waiver/reimbursement excluding dividends on securities sold short and interest expense was 1.62% for the year ended October 31, 2019 and 1.11% for the year ended October 31, 2018.
[7]	All trading activity in the Portfolio during the year was short term and is excluded for portfolio turnover calculations resulting in zero portfolio turnover percentage.

See Notes to Financial Statements.
63

The Glenmede Fund, Inc.

Financial Highlights — (Continued)
For a share outstanding throughout each year
	Core Fixed Income Portfolio
	For The Year Ended October 31,
	2021 [1]	2020 [1]	2019 [1]	2018	2017
Net asset value, beginning of year	$ 11.71	$ 11.31	$ 10.49	$ 11.04	$ 11.26
Income from investment operations:
Net investment income	0.14	0.21	0.25	0.25	0.21
Net realized and unrealized gain (loss) on investments	(0.36)	0.44	0.83	(0.50)	(0.13)
Total from investment operations	(0.22)	0.65	1.08	(0.25)	0.08
Distributions to shareholders from:
Net investment income	(0.20)	(0.25)	(0.26)	(0.26)	(0.22)
Net realized capital gains	(0.18)	—	—	(0.04)	(0.08)
Total distributions	(0.38)	(0.25)	(0.26)	(0.30)	(0.30)
Net asset value, end of year	$ 11.11	$ 11.71	$ 11.31	$ 10.49	$ 11.04
Total return	(1.91)%	5.82%	10.46%	(2.32)%	0.75%
Ratios to average net assets/ Supplemental data:
Net assets, at end of year (in 000s)	$424,512	$436,975	$505,603	$485,201	$488,548
Ratio of operating expenses to average net assets	0.54%	0.54%	0.53%	0.52%	0.52%
Ratio of net investment income to average net assets	1.27%	1.78%	2.30%	2.24%	1.90%
Portfolio turnover rate	24%	52%	36%	29%	46%

[1]	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.

	Short Term Tax Aware Fixed Income Portfolio
	For The Year Ended October 31,
	2021 [1]	2020 [1]	2019 [1]	2018	2017 [1]
Net asset value, beginning of year	$ 10.16	$ 10.07	$ 9.90	$ 9.98	$ 9.99
Income from investment operations:
Net investment income	0.08	0.11	0.13	0.09	0.07
Net realized and unrealized gain (loss) on investments	(0.06)	0.09	0.17	(0.08)	(0.01)
Total from investment operations	0.02	0.20	0.30	0.01	0.06
Distributions to shareholders from:
Net investment income	(0.09)	(0.11)	(0.13)	(0.09)	(0.07)
Total distributions	(0.09)	(0.11)	(0.13)	(0.09)	(0.07)
Net asset value, end of year	$ 10.09	$ 10.16	$ 10.07	$ 9.90	$ 9.98
Total return[2]	0.15%	1.96%	3.03%	0.10%	0.57%
Ratios to average net assets/ Supplemental data:
Net assets, at end of year (in 000s)	$56,284	$53,525	$50,939	$26,294	$33,900
Ratio of operating expenses before waiver/reimbursement to average net assets[3]	0.64%	0.63%	0.66%	0.61%	0.69%
Ratio of operating expenses after waiver/reimbursement to average net assets[3]	0.55% [4]	0.55%	0.55%	0.55%	0.55%
Ratio of net investment income to average net assets[3]	0.77%	1.08%	1.33%	0.92%	0.69%
Portfolio turnover rate	25%	59%	25%	19%	31%

[1]	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
[2]	The Total Return reflects fee waivers and/or expense reimbursements in effect and would have been lower in their absence.
[3]	This ratio does not include the expenses for any exchange-traded funds and registered investment companies held in the Portfolio.
[4]	The ratio of operating expenses after waiver/reimbursement excluding interest expense was 0.55% for the year ended October 31, 2021.

See Notes to Financial Statements.
64

The Glenmede Fund, Inc.

Financial Highlights — (Concluded)
For a share outstanding throughout each year
	High Yield Municipal Portfolio
	For The Year Ended October 31,
	2021 [1]	2020 [1]	2019 [1]	2018	2017
Net asset value, beginning of year	$ 10.65	$ 10.84	$ 10.16	$ 10.35	$ 10.39
Income from investment operations:
Net investment income	0.27	0.30	0.31	0.30	0.30
Net realized and unrealized gain (loss) on investments	0.44	(0.19)	0.68	(0.19)	(0.01)
Total from investment operations	0.71	0.11	0.99	0.11	0.29
Distributions to shareholders from:
Net investment income	(0.27)	(0.30)	(0.31)	(0.30)	(0.29)
Net realized capital gains	(0.00) [2]	—	—	—	(0.04)
Total distributions	(0.27)	(0.30)	(0.31)	(0.30)	(0.33)
Net asset value, end of year	$ 11.09	$ 10.65	$ 10.84	$ 10.16	$ 10.35
Total return	6.68% [3]	1.09% [3]	9.90% [3]	1.04%	2.89%
Ratios to average net assets/ Supplemental data:
Net assets, at end of year (in 000s)	$282,512	$232,783	$215,419	$192,319	$170,440
Ratio of operating expenses to average net assets	—%	—%	—%	0.99%	1.00%
Ratio of operating expenses before waiver/reimbursement to average net assets	1.01%	1.02%	1.00%	—%	—%
Ratio of operating expenses after waiver/reimbursement to average net assets	1.00%	1.00%	1.00%	—%	—%
Ratio of net investment income to average net assets	2.40%	2.85%	2.95%	2.90%	2.92%
Portfolio turnover rate	19%	28%	27%	44%	43%

[1]	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
[2]	Amount rounds to less than $0.01 per share.
[3]	The Total Return reflects fee waivers and/or expense reimbursements in effect and would have been lower in their absence.
See Notes to Financial Statements.
65

THE GLENMEDE FUND, INC.

Quantitative U.S. Large Cap Core Equity Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS
October 31, 2021
Shares		Value
COMMON STOCKS* — 99.5%
	Auto Components — 0.7%
220,826	BorgWarner, Inc.	$ 9,952,628
	Automobiles — 1.2%
312,910	General Motors Co.[1]	17,031,691
	Banks — 5.7%
121,267	Citigroup, Inc.	8,386,826
405,336	Citizens Financial Group, Inc.	19,204,820
453,342	First Horizon Corp.	7,693,214
509,342	KeyCorp	11,852,388
990,292	Regions Financial Corp.	23,450,115
166,242	US Bancorp	10,036,029
		80,623,392
	Beverages — 1.0%
166,223	Monster Beverage Corp.[1]	14,128,955
	Biotechnology — 1.5%
101,986	Amgen, Inc.	21,108,042
	Building Products — 2.2%
311,801	Carrier Global Corp.	16,285,366
154,258	Fortune Brands Home & Security, Inc.	15,641,761
		31,927,127
	Capital Markets — 3.8%
365,013	Bank of New York Mellon Corp. (The)	21,608,769
174,272	Janus Henderson Group PLC	8,103,648
115,014	Raymond James Financial, Inc.	11,339,230
139,063	State Street Corp.	13,704,659
		54,756,306
	Chemicals — 0.8%
207,140	Dow, Inc.	11,593,626
	Communications Equipment — 4.0%
29,957	Arista Networks, Inc.[1]	12,273,083
195,921	Ciena Corp.[1]	10,636,551
240,792	Cisco Systems, Inc.	13,477,128
94,849	F5 Networks, Inc.[1]	20,027,367
		56,414,129
	Construction & Engineering — 1.5%
178,065	Quanta Services, Inc.	21,595,723
	Consumer Finance — 2.4%
44,211	Capital One Financial Corp.	6,677,187
556,198	SLM Corp.	10,206,233
365,043	Synchrony Financial	16,956,248
		33,839,668
	Containers & Packaging — 1.2%
351,692	International Paper Co.	17,468,542
	Diversified Telecommunication Services — 1.8%
493,046	AT&T, Inc.	12,454,342
236,650	Verizon Communications, Inc.	12,540,083
		24,994,425
	Electric Utilities — 0.5%
82,578	American Electric Power Co., Inc.	6,995,182
See Notes to Financial Statements.
66

THE GLENMEDE FUND, INC.

Quantitative U.S. Large Cap Core Equity Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2021
Shares		Value
COMMON STOCKS* — (Continued)
	Electrical Equipment — 0.5%
51,285	AMETEK, Inc.	$ 6,790,134
	Energy Equipment & Services — 1.5%
830,302	Baker Hughes Co., Class A	20,823,974
	Entertainment — 2.9%
251,356	Activision Blizzard, Inc.	19,653,526
96,174	Electronic Arts, Inc.	13,488,403
41,997	Take-Two Interactive Software, Inc.[1]	7,601,457
		40,743,386
	Equity Real Estate Investment Trusts — 3.8%
47,472	American Tower Corp.	13,385,680
58,237	Crown Castle International Corp.	10,500,131
37,490	Extra Space Storage, Inc.	7,399,401
155,978	Prologis, Inc.	22,610,571
		53,895,783
	Food & Staples Retailing — 1.4%
514,303	Kroger Co. (The)	20,582,406
	Food Products — 2.5%
217,599	General Mills, Inc.	13,447,618
233,066	Mondelez International, Inc. - Class A	14,156,429
92,597	Tyson Foods, Inc. - Class A	7,404,982
		35,009,029
	Health Care Providers & Services — 4.5%
36,757	Anthem, Inc.	15,994,074
63,439	Cigna Corp.	13,551,205
107,690	CVS Health Corp.	9,614,563
174,729	DaVita, Inc.[1]	18,039,022
35,672	McKesson Corp.	7,415,495
		64,614,359
	Household Durables — 2.3%
219,173	Lennar Corp. - Class A	21,901,958
53,783	Whirlpool Corp.	11,339,070
		33,241,028
	Household Products — 0.7%
117,483	Church & Dwight Co., Inc.	10,263,315
	Independent Power & Renewable Electricity Producer — 1.6%
899,506	AES Corp. (The)	22,604,586
	Insurance — 2.3%
249,961	Aflac, Inc.	13,415,407
167,275	Fidelity National Financial, Inc.	8,014,145
188,161	MetLife, Inc.	11,816,511
		33,246,063
	Interactive Media & Services — 3.8%
9,871	Alphabet, Inc. - Class A1	29,227,241
74,530	Meta Platforms, Inc. - Class A1	24,115,672
		53,342,913
	Internet & Direct Marketing Retail — 1.6%
297,530	eBay, Inc.	22,826,502
See Notes to Financial Statements.
67

THE GLENMEDE FUND, INC.

Quantitative U.S. Large Cap Core Equity Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2021
Shares		Value
COMMON STOCKS* — (Continued)
	IT Services — 5.7%
75,286	Accenture PLC - Class A	$ 27,011,864
295,041	Amdocs, Ltd.	22,965,992
130,387	Cognizant Technology Solutions Corp. - Class A	10,181,921
88,009	PayPal Holdings, Inc.[1]	20,470,013
		80,629,790
	Life Sciences Tools & Services — 3.9%
108,355	Agilent Technologies, Inc.	17,064,829
7,166	Mettler-Toledo International, Inc.[1]	10,611,986
53,165	PerkinElmer, Inc.	9,404,357
15,949	Thermo Fisher Scientific, Inc.	10,096,833
24,252	Waters Corp.[1]	8,913,823
		56,091,828
	Machinery — 1.4%
47,398	Parker-Hannifin Corp.	14,057,773
31,966	Snap-on, Inc.	6,496,450
		20,554,223
	Media — 2.7%
444,449	Comcast Corp. - Class A	22,858,012
380,341	Fox Corp. - Class A	15,114,751
		37,972,763
	Metals & Mining — 1.1%
138,865	Nucor Corp.	15,504,277
	Multi-line Retail — 2.0%
107,274	Target Corp.	27,850,476
	Paper & Forest Products — 0.0%
1	Sylvamo Corp.[1]	28
	Pharmaceuticals — 1.0%
85,476	Johnson & Johnson	13,922,331
	Professional Services — 1.5%
169,015	Booz Allen Hamilton Holding Corp.	14,680,643
59,496	TransUnion	6,859,294
		21,539,937
	Real Estate Management & Development — 0.6%
86,260	CBRE Group, Inc. - Class A1	8,977,941
	Road & Rail — 1.8%
475,161	CSX Corp.	17,186,573
150,913	Knight-Swift Transportation Holdings, Inc.	8,555,258
		25,741,831
	Semiconductors & Semiconductor Equipment — 4.2%
185,411	Applied Materials, Inc.	25,336,413
57,496	Qorvo, Inc.[1]	9,672,552
80,230	Skyworks Solutions, Inc.	13,408,840
76,840	Teradyne, Inc.	10,622,362
		59,040,167
	Software — 10.2%
509,524	Dropbox, Inc. - Class A1	15,535,387
90,690	Fortinet, Inc.[1]	30,502,674
94,890	Microsoft Corp.	31,467,422
245,318	Oracle Corp.	23,535,809
See Notes to Financial Statements.
68

THE GLENMEDE FUND, INC.

Quantitative U.S. Large Cap Core Equity Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2021
Shares		Value
COMMON STOCKS* — (Continued)
	Software — (Continued)
196,785	SS&C Technologies Holdings, Inc.	$ 15,638,504
84,693	Synopsys, Inc.[1]	28,218,014
		144,897,810
	Specialty Retail — 2.7%
181,363	Best Buy Co., Inc.	22,169,813
68,653	Lowe’s Cos., Inc.	16,052,445
		38,222,258
	Technology Hardware, Storage & Peripherals — 3.0%
78,595	Apple, Inc.	11,773,531
695,964	Hewlett Packard Enterprise Co.	10,195,873
692,149	HP, Inc.	20,992,879
		42,962,283
	TOTAL COMMON STOCKS (Cost $880,842,965)	1,414,320,857
Face Amount
REPURCHASE AGREEMENT* — 0.5%
$6,710,130	With Fixed Income Clearing Corp., dated 10/29/21, 0.00%, principal and interest in the amount of $6,710,130, due 11/1/21, (collateralized by a U.S. Treasury Note with a par value of $6,333,400, coupon rate of 2.875%, due 05/31/25, market value of $6,844,438)	6,710,130
	TOTAL REPURCHASE AGREEMENT (Cost $6,710,130)	6,710,130
TOTAL INVESTMENTS (Cost $887,553,095)	100.0%	$1,421,030,987
LIABILITIES IN EXCESS OF OTHER ASSETS	(0.0)	(130,269)
NET ASSETS	100.0%	$1,420,900,718

*	Percentages indicated are based on net assets.
[1]	Non income-producing security.
See Notes to Financial Statements.
69

THE GLENMEDE FUND, INC.

Quantitative U.S. Large Cap Core Equity Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Concluded)
October 31, 2021
INDUSTRY DIVERSIFICATION
On October 31, 2021, industry diversification of the Portfolio was as follows:
	% of Net Assets	Value
INDUSTRIES:
Software	10.2%	$ 144,897,810
IT Services	5.7	80,629,790
Banks	5.7	80,623,392
Health Care Providers & Services	4.5	64,614,359
Semiconductors & Semiconductor Equipment	4.2	59,040,167
Communications Equipment	4.0	56,414,129
Life Sciences Tools & Services	3.9	56,091,828
Capital Markets	3.8	54,756,306
Equity Real Estate Investment Trusts	3.8	53,895,783
Interactive Media & Services	3.8	53,342,913
Technology Hardware, Storage & Peripherals	3.0	42,962,283
Entertainment	2.9	40,743,386
Specialty Retail	2.7	38,222,258
Media	2.7	37,972,763
Food Products	2.5	35,009,029
Consumer Finance	2.4	33,839,668
Insurance	2.3	33,246,063
Household Durables	2.3	33,241,028
Building Products	2.2	31,927,127
Multi-line Retail	2.0	27,850,476
Road & Rail	1.8	25,741,831
Diversified Telecommunication Services	1.8	24,994,425
Internet & Direct Marketing Retail	1.6	22,826,502
Independent Power & Renewable Electricity Producer	1.6	22,604,586
Construction & Engineering	1.5	21,595,723
Professional Services	1.5	21,539,937
Biotechnology	1.5	21,108,042
Energy Equipment & Services	1.5	20,823,974
Food & Staples Retailing	1.4	20,582,406
Machinery	1.4	20,554,223
Containers & Packaging	1.2	17,468,542
Automobiles	1.2	17,031,691
Metals & Mining	1.1	15,504,277
Beverages	1.0	14,128,955
Pharmaceuticals	1.0	13,922,331
Chemicals	0.8	11,593,626
Household Products	0.7	10,263,315
Auto Components	0.7	9,952,628
Real Estate Management & Development	0.6	8,977,941
Electric Utilities	0.5	6,995,182
Electrical Equipment	0.5	6,790,134
Paper & Forest Products	0.0	28
TOTAL COMMON STOCKS	99.5%	$1,414,320,857
REPURCHASE AGREEMENT	0.5	6,710,130
TOTAL INVESTMENTS	100.0%	$1,421,030,987
See Notes to Financial Statements.
70

THE GLENMEDE FUND, INC.

Quantitative U.S. Large Cap Growth Equity Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS
October 31, 2021
Shares		Value
COMMON STOCKS* — 99.8%
	Aerospace & Defense — 0.5%
32,665	Northrop Grumman Corp.	$ 11,668,591
	Air Freight & Logistics — 1.2%
221,042	Expeditors International of Washington, Inc.	27,245,637
	Auto Components — 0.6%
307,642	BorgWarner, Inc.	13,865,425
	Banks — 1.4%
682,860	Citizens Financial Group, Inc.	32,353,907
	Beverages — 1.8%
415,219	Coca-Cola Co. (The)	23,405,895
231,644	Monster Beverage Corp.[1]	19,689,740
		43,095,635
	Biotechnology — 3.1%
108,059	Amgen, Inc.	22,364,971
79,582	Regeneron Pharmaceuticals, Inc.[1]	50,927,705
		73,292,676
	Building Products — 1.9%
459,034	Carrier Global Corp.	23,975,346
211,532	Fortune Brands Home & Security, Inc.	21,449,345
		45,424,691
	Capital Markets — 3.3%
424,945	Intercontinental Exchange, Inc.	58,837,885
44,655	Moody’s Corp.	18,047,318
		76,885,203
	Chemicals — 0.9%
114,786	LyondellBasell Industries N.V. - Class A	10,654,436
112,981	Westlake Chemical Corp.	10,997,571
		21,652,007
	Communications Equipment — 2.3%
128,128	Arista Networks, Inc.[1]	52,492,760
	Containers & Packaging — 2.0%
219,094	Avery Dennison Corp.	47,701,146
	Electronic Equipment, Instruments & Components — 5.7%
882,038	Amphenol Corp. - Class A	67,714,057
283,089	CDW Corp.	52,838,562
68,216	Keysight Technologies, Inc.[1]	12,280,244
		132,832,863
	Entertainment — 2.8%
252,176	Activision Blizzard, Inc.	19,717,642
317,029	Electronic Arts, Inc.	44,463,317
		64,180,959
	Equity Real Estate Investment Trusts — 2.5%
141,965	American Tower Corp.	40,029,871
54,653	SBA Communications Corp. REIT	18,873,321
		58,903,192
	Food & Staples Retailing — 1.8%
83,439	Costco Wholesale Corp.	41,013,606
See Notes to Financial Statements.
71

THE GLENMEDE FUND, INC.

Quantitative U.S. Large Cap Growth Equity Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2021
Shares		Value
COMMON STOCKS* — (Continued)
	Health Care Providers & Services — 2.1%
89,698	McKesson Corp.	$ 18,646,420
63,895	UnitedHealth Group, Inc.	29,421,731
		48,068,151
	Hotels, Restaurants & Leisure — 0.5%
98,468	Starbucks Corp.	10,444,501
	Household Durables — 1.9%
319,651	Lennar Corp. - Class A	31,942,724
277,100	Tempur Sealy International, Inc.	12,322,637
		44,265,361
	Household Products — 0.5%
134,043	Church & Dwight Co., Inc.	11,709,997
	Insurance — 0.9%
126,756	Marsh & McLennan Cos., Inc.	21,142,901
	Interactive Media & Services — 6.8%
23,894	Alphabet, Inc. - Class A1	70,748,223
178,183	Meta Platforms, Inc. - Class A1	57,654,673
542,235	Twitter, Inc.[1]	29,031,262
		157,434,158
	Internet & Direct Marketing Retail — 2.9%
894,929	eBay, Inc.	68,658,953
	IT Services — 6.6%
205,002	Automatic Data Processing, Inc.	46,020,899
462,771	Paychex, Inc.	57,050,409
216,306	PayPal Holdings, Inc.[1]	50,310,612
		153,381,920
	Life Sciences Tools & Services — 1.8%
87,176	Agilent Technologies, Inc.	13,729,348
84,651	PerkinElmer, Inc.	14,973,916
22,715	Thermo Fisher Scientific, Inc.	14,380,185
		43,083,449
	Machinery — 0.7%
125,523	AGCO Corp.	15,340,166
	Professional Services — 2.0%
196,679	Booz Allen Hamilton Holding Corp.	17,083,538
263,005	Robert Half International, Inc.	29,737,975
		46,821,513
	Semiconductors & Semiconductor Equipment — 7.6%
444,561	Applied Materials, Inc.	60,749,260
65,501	KLA Corp.	24,416,153
28,233	Lam Research Corp.	15,911,272
64,687	Monolithic Power Systems, Inc.	33,990,431
167,788	NVIDIA Corp.	42,898,358
		177,965,474
	Software — 18.6%
23,936	Adobe, Inc.[1]	15,567,017
238,401	Cadence Design Systems, Inc.[1]	41,269,597
1,276,764	Dropbox, Inc. - Class A1	38,928,534
217,821	Fortinet, Inc.[1]	73,261,915
224,278	Microsoft Corp.	74,375,070
See Notes to Financial Statements.
72

THE GLENMEDE FUND, INC.

Quantitative U.S. Large Cap Growth Equity Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2021
Shares		Value
COMMON STOCKS* — (Continued)
	Software — (Continued)
719,710	Oracle Corp.	$ 69,048,978
657,041	SS&C Technologies Holdings, Inc.	52,215,048
208,791	Synopsys, Inc.[1]	69,564,986
		434,231,145
	Specialty Retail — 9.3%
509,348	Best Buy Co., Inc.	62,262,699
139,792	Home Depot, Inc. (The)	51,966,278
263,082	Lowe’s Cos., Inc.	61,513,833
323,718	TJX Cos., Inc. (The)	21,200,292
90,180	Tractor Supply Co.	19,584,391
		216,527,493
	Technology Hardware, Storage & Peripherals — 4.0%
451,166	Apple, Inc.	67,584,667
233,610	Dell Technologies, Inc. - Class C1	25,694,764
		93,279,431
	Textiles, Apparel & Luxury Goods — 0.7%
401,170	Tapestry, Inc.	15,637,606
	Tobacco — 1.1%
582,813	Altria Group, Inc.	25,707,881
	TOTAL COMMON STOCKS (Cost $1,318,587,708)	2,326,308,398
Face Amount
REPURCHASE AGREEMENT* — 0.3%
$7,549,716	With Fixed Income Clearing Corp., dated 10/29/21, 0.00%, principal and interest in the amount of $7,549,716, due 11/1/21, (collateralized by a U.S. Treasury Note with a par value of $7,845,400, coupon rate of 0.250% - 2.875%, due 05/31/25, market value of $7,700,711)	7,549,716
	TOTAL REPURCHASE AGREEMENT (Cost $7,549,716)	7,549,716
TOTAL INVESTMENTS (Cost $1,326,137,424)	100.1%	$2,333,858,114
LIABILITIES IN EXCESS OF OTHER ASSETS	(0.1)	(1,233,108)
NET ASSETS	100.0%	$2,332,625,006

*	Percentages indicated are based on net assets.
[1]	Non income-producing security.
See Notes to Financial Statements.
73

THE GLENMEDE FUND, INC.

Quantitative U.S. Large Cap Growth Equity Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Concluded)
October 31, 2021
INDUSTRY DIVERSIFICATION
On October 31, 2021, industry diversification of the Portfolio was as follows:
	% of Net Assets	Value
INDUSTRIES:
Software	18.6%	$ 434,231,145
Specialty Retail	9.3	216,527,493
Semiconductors & Semiconductor Equipment	7.6	177,965,474
Interactive Media & Services	6.8	157,434,158
IT Services	6.6	153,381,920
Electronic Equipment, Instruments & Components	5.7	132,832,863
Technology Hardware, Storage & Peripherals	4.0	93,279,431
Capital Markets	3.3	76,885,203
Biotechnology	3.1	73,292,676
Internet & Direct Marketing Retail	2.9	68,658,953
Entertainment	2.8	64,180,959
Equity Real Estate Investment Trusts	2.5	58,903,192
Communications Equipment	2.3	52,492,760
Health Care Providers & Services	2.1	48,068,151
Containers & Packaging	2.0	47,701,146
Professional Services	2.0	46,821,513
Building Products	1.9	45,424,691
Household Durables	1.9	44,265,361
Beverages	1.8	43,095,635
Life Sciences Tools & Services	1.8	43,083,449
Food & Staples Retailing	1.8	41,013,606
Banks	1.4	32,353,907
Air Freight & Logistics	1.2	27,245,637
Tobacco	1.1	25,707,881
Chemicals	0.9	21,652,007
Insurance	0.9	21,142,901
Textiles, Apparel & Luxury Goods	0.7	15,637,606
Machinery	0.7	15,340,166
Auto Components	0.6	13,865,425
Household Products	0.5	11,709,997
Aerospace & Defense	0.5	11,668,591
Hotels, Restaurants & Leisure	0.5	10,444,501
TOTAL COMMON STOCKS	99.8%	$2,326,308,398
REPURCHASE AGREEMENT	0.3	7,549,716
TOTAL INVESTMENTS	100.1%	$2,333,858,114
See Notes to Financial Statements.
74

THE GLENMEDE FUND, INC.

Quantitative U.S. Large Cap Value Equity Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS
October 31, 2021
Shares		Value
COMMON STOCKS* — 99.6%
	Automobiles — 1.0%
1,449	Ford Motor Co.[1]	$ 24,749
	Banks — 9.2%
719	Citigroup, Inc.	49,726
386	Citizens Financial Group, Inc.	18,289
1,261	Fifth Third Bancorp	54,891
2,497	KeyCorp	58,105
2,031	Regions Financial Corp.	48,094
		229,105
	Building Products — 0.8%
192	Fortune Brands Home & Security, Inc.	19,469
	Capital Markets — 4.9%
84	Evercore, Inc. - Class A	12,755
169	Intercontinental Exchange, Inc.	23,400
447	Invesco, Ltd.	11,358
326	Janus Henderson Group PLC	15,159
278	Nasdaq, Inc.	58,344
		121,016
	Chemicals — 1.0%
168	Dow, Inc.	9,403
157	Eastman Chemical Co.	16,333
		25,736
	Commercial Services & Supplies — 0.6%
108	Republic Services, Inc., Class A	14,537
	Communications Equipment — 0.8%
349	Cisco Systems, Inc.	19,534
	Construction & Engineering — 0.8%
165	Quanta Services, Inc.	20,011
	Consumer Finance — 4.1%
979	Ally Financial, Inc.	46,737
76	Capital One Financial Corp.	11,478
939	Synchrony Financial	43,617
		101,832
	Containers & Packaging — 1.4%
705	International Paper Co.	35,017
	Diversified Financial Services — 0.6%
459	Equitable Holdings, Inc.	15,377
	Diversified Telecommunication Services — 3.6%
1,283	AT&T, Inc.	32,409
2,161	Lumen Technologies, Inc.	25,629
580	Verizon Communications, Inc.	30,734
		88,772
	Electric Utilities — 1.5%
583	Southern Co. (The)	36,333
	Electrical Equipment — 0.9%
143	Eaton Corp. PLC	23,561
	Electronic Equipment, Instruments & Components — 0.6%
121	Arrow Electronics, Inc.[1]	14,006
See Notes to Financial Statements.
75

THE GLENMEDE FUND, INC.

Quantitative U.S. Large Cap Value Equity Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2021
Shares		Value
COMMON STOCKS* — (Continued)
	Energy Equipment & Services — 3.8%
1,940	Baker Hughes Co., Class A	$ 48,655
1,429	Schlumberger, Ltd.	46,100
		94,755
	Equity Real Estate Investment Trusts — 2.5%
316	American Homes 4 Rent - Class A	12,830
1,650	VICI Properties, Inc.[2]	48,427
		61,257
	Food & Staples Retailing — 1.7%
1,060	Kroger Co. (The)	42,421
	Food Products — 4.7%
715	Archer-Daniels-Midland Co.	45,932
792	General Mills, Inc.	48,945
263	Tyson Foods, Inc. - Class A	21,032
		115,909
	Health Care Providers & Services — 7.5%
96	Anthem, Inc.	41,772
135	Cigna Corp.	28,837
495	CVS Health Corp.	44,194
43	Humana, Inc.	19,916
120	McKesson Corp.	24,946
191	Quest Diagnostics, Inc.	28,035
		187,700
	Household Durables — 1.3%
161	DR Horton, Inc.	14,372
360	PulteGroup, Inc.	17,309
		31,681
	Household Products — 1.1%
191	Procter & Gamble Co. (The)	27,311
	Independent Power & Renewable Electricity Producer — 1.3%
1,300	AES Corp. (The)	32,669
	Insurance — 4.3%
279	American International Group, Inc.	16,486
774	Fidelity National Financial, Inc.	37,083
259	MetLife, Inc.	16,265
337	Prudential Financial, Inc.	37,087
		106,921
	Interactive Media & Service — 0.8%
7	Alphabet, Inc. - Class A1	20,727
	IT Services — 2.3%
217	Amdocs, Ltd.	16,891
355	Cognizant Technology Solutions Corp. - Class A	27,722
271	Genpact, Ltd.	13,374
		57,987
	Life Sciences Tools & Services — 3.3%
124	Agilent Technologies, Inc.	19,529
243	PerkinElmer, Inc.	42,984
31	Thermo Fisher Scientific, Inc.	19,625
		82,138
See Notes to Financial Statements.
76

THE GLENMEDE FUND, INC.

Quantitative U.S. Large Cap Value Equity Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2021
Shares		Value
COMMON STOCKS* — (Continued)
	Machinery — 5.2%
175	AGCO Corp.	$ 21,386
189	Cummins, Inc.	45,330
103	Parker-Hannifin Corp.	30,549
156	Snap-on, Inc.	31,704
		128,969
	Media — 4.7%
191	Comcast Corp. - Class A	9,823
413	Fox Corp. - Class A	16,413
746	Fox Corp. - Class B	27,572
1,216	Interpublic Group of Cos., Inc. (The)	44,469
258	Omnicom Group, Inc.	17,565
		115,842
	Metals & Mining — 2.7%
380	Nucor Corp.	42,427
170	Reliance Steel & Aluminum Co.	24,847
		67,274
	Multi-Utilities — 2.1%
824	Public Service Enterprise Group, Inc.	52,571
	Oil, Gas & Consumable Fuels — 0.5%
724	Kinder Morgan, Inc.	12,127
	Paper & Forest Products — 0.1%
64	Sylvamo Corp.[1]	1,802
	Pharmaceuticals — 4.0%
817	Bristol-Myers Squibb Co.	47,713
1,202	Pfizer, Inc.	52,575
		100,288
	Professional Services — 1.0%
103	ManpowerGroup, Inc.	9,955
140	Robert Half International, Inc.	15,830
		25,785
	Real Estate Management & Development — 3.2%
438	CBRE Group, Inc. - Class A1	45,587
128	Jones Lang LaSalle, Inc.[1]	33,054
		78,641
	Road & Rail — 1.3%
866	CSX Corp.	31,323
	Semiconductors & Semiconductor Equipment — 1.7%
116	Applied Materials, Inc.	15,851
541	Intel Corp.	26,509
		42,360
	Software — 1.6%
283	Oracle Corp.	27,151
169	SS&C Technologies Holdings, Inc.	13,431
		40,582
	Specialty Retail — 1.0%
197	Best Buy Co., Inc.	24,081
	Technology Hardware, Storage & Peripherals — 1.3%
1,153	Hewlett Packard Enterprise Co.	16,891
See Notes to Financial Statements.
77

THE GLENMEDE FUND, INC.

Quantitative U.S. Large Cap Value Equity Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2021
Shares		Value
COMMON STOCKS* — (Continued)
	Technology Hardware, Storage & Peripherals — (Continued)
544	HP, Inc.	$ 16,500
		33,391
	Textiles, Apparel & Luxury Goods — 1.0%
630	Tapestry, Inc.	24,557
	Thrifts & Mortgage Finance — 0.5%
1,101	New York Community Bancorp, Inc.	13,685
	Tobacco — 0.5%
121	Philip Morris International, Inc.	11,439
	Trading Companies & Distributors — 0.8%
55	United Rentals, Inc.[1]	20,851
	TOTAL COMMON STOCKS (Cost $1,908,621)	2,476,099
Face Amount
REPURCHASE AGREEMENT* — 0.4%
$10,906	With Fixed Income Clearing Corp., dated 10/29/21, 0.00%, principal and interest in the amount of $10,906, due 11/1/21, (collateralized by a U.S. Treasury Note with a par value of $10,200, coupon rate of 0.125%, due 10/15/26, market value of $11,185)	10,906
	TOTAL REPURCHASE AGREEMENT (Cost $10,906)	10,906
Shares
INVESTMENT OF SECURITY LENDING COLLATERAL* — 2.0%
50,738	State Street Navigator Securities Lending Government Money Market Portfolio[3]	50,738
	TOTAL INVESTMENT OF SECURITY LENDING COLLATERAL (Cost $50,738)	50,738
TOTAL INVESTMENTS (Cost $1,970,265)	102.0%	$2,537,743
LIABILITIES IN EXCESS OF OTHER ASSETS	(2.0)	(50,608)
NET ASSETS	100.0%	$2,487,135

*	Percentages indicated are based on net assets.
[1]	Non income-producing security.
[2]	Securities or partial securities on loan. See Note 1.
[3]	Represents an investment of securities lending cash collateral.
See Notes to Financial Statements.
78

THE GLENMEDE FUND, INC.

Quantitative U.S. Large Cap Value Equity Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Concluded)
October 31, 2021
INDUSTRY DIVERSIFICATION
On October 31, 2021, industry diversification of the Portfolio was as follows:
	% of Net Assets	Value
INDUSTRIES:
Banks	9.2%	$ 229,105
Health Care Providers & Services	7.5	187,700
Machinery	5.2	128,969
Capital Markets	4.9	121,016
Food Products	4.7	115,909
Media	4.7	115,842
Insurance	4.3	106,921
Consumer Finance	4.1	101,832
Pharmaceuticals	4.0	100,288
Energy Equipment & Services	3.8	94,755
Diversified Telecommunication Services	3.6	88,772
Life Sciences Tools & Services	3.3	82,138
Real Estate Management & Development	3.2	78,641
Metals & Mining	2.7	67,274
Equity Real Estate Investment Trusts	2.5	61,257
IT Services	2.3	57,987
Multi-Utilities	2.1	52,571
Food & Staples Retailing	1.7	42,421
Semiconductors & Semiconductor Equipment	1.7	42,360
Software	1.6	40,582
Electric Utilities	1.5	36,333
Containers & Packaging	1.4	35,017
Technology Hardware, Storage & Peripherals	1.3	33,391
Independent Power & Renewable Electricity Producer	1.3	32,669
Household Durables	1.3	31,681
Road & Rail	1.3	31,323
Household Products	1.1	27,311
Professional Services	1.0	25,785
Chemicals	1.0	25,736
Automobiles	1.0	24,749
Textiles, Apparel & Luxury Goods	1.0	24,557
Specialty Retail	1.0	24,081
Electrical Equipment	0.9	23,561
Trading Companies & Distributors	0.8	20,851
Interactive Media & Service	0.8	20,727
Construction & Engineering	0.8	20,011
Communications Equipment	0.8	19,534
Building Products	0.8	19,469
Diversified Financial Services	0.6	15,377
Commercial Services & Supplies	0.6	14,537
Electronic Equipment, Instruments & Components	0.6	14,006
Thrifts & Mortgage Finance	0.5	13,685
Oil, Gas & Consumable Fuels	0.5	12,127
Tobacco	0.5	11,439
Paper & Forest Products	0.1	1,802
TOTAL COMMON STOCKS	99.6%	$2,476,099
REPURCHASE AGREEMENT	0.4	10,906
INVESTMENT OF SECURITY LENDING COLLATERAL	2.0	50,738
TOTAL INVESTMENTS	102.0%	$2,537,743
See Notes to Financial Statements.
79

THE GLENMEDE FUND, INC.

Quantitative U.S. Small Cap Equity Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS
October 31, 2021
Shares		Value
COMMON STOCKS* — 99.4%
	Air Freight & Logistics — 0.7%
127	Atlas Air Worldwide Holdings, Inc.[1]	$ 10,302
	Auto Components — 0.8%
660	American Axle & Manufacturing Holdings, Inc.[1]	5,993
81	Gentherm, Inc.[1]	5,964
		11,957
	Banks — 11.1%
262	Ameris Bancorp	13,726
342	Cadence Bank	9,934
185	Cathay General Bancorp	7,805
519	Central Pacific Financial Corp.	14,267
333	Eastern Bankshares, Inc.	6,916
257	Financial Institutions, Inc.	8,203
1,455	First BanCorp	19,861
211	First Financial Corp.	9,041
489	First Foundation, Inc.	13,012
334	Hanmi Financial Corp.	7,412
268	Heartland Financial USA, Inc.	13,432
408	Hilltop Holdings, Inc.	14,460
853	Hope Bancorp, Inc.	12,445
985	Investors Bancorp, Inc.	15,071
354	Lakeland Bancorp, Inc.	6,365
		171,950
	Beverages — 0.8%
739	Primo Water Corp.	11,750
	Biotechnology — 7.2%
4,481	Akebia Therapeutics, Inc.[1]	12,860
375	AnaptysBio, Inc.[1]	12,337
814	Atara Biotherapeutics, Inc.[1]	12,601
2,600	Catalyst Pharmaceuticals, Inc.[1]	15,340
358	Intercept Pharmaceuticals, Inc.[1,2]	6,036
909	Ironwood Pharmaceuticals, Inc.[1]	11,608
279	Prothena Corp. PLC[1]	15,443
621	Vanda Pharmaceuticals, Inc.[1]	10,632
366	Xencor, Inc.[1]	14,479
		111,336
	Building Products — 2.2%
1,437	Cornerstone Building Brands, Inc.[1]	20,563
263	Griffon Corp.	6,967
337	Quanex Building Products Corp.	6,983
		34,513
	Capital Markets — 2.0%
344	Cowen, Inc. - Class A	12,979
471	Donnelley Financial Solutions, Inc.[1]	18,049
		31,028
	Chemicals — 1.5%
148	Minerals Technologies, Inc.	10,499
218	Trinseo PLC	12,221
		22,720
	Commercial Services & Supplies — 1.5%
278	ABM Industries, Inc.	12,234
See Notes to Financial Statements.
80

THE GLENMEDE FUND, INC.

Quantitative U.S. Small Cap Equity Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2021
Shares		Value
COMMON STOCKS* — (Continued)
	Commercial Services & Supplies — (Continued)
1,361	ACCO Brands Corp.	$ 11,255
		23,489
	Communications Equipment — 0.5%
545	Viavi Solutions, Inc.[1]	8,393
	Construction & Engineering — 0.7%
214	Primoris Services Corp.	5,767
408	Tutor Perini Corp.[1]	5,557
		11,324
	Consumer Finance — 1.4%
1,082	Navient Corp.	21,315
	Containers & Packaging — 0.7%
803	O-I Glass, Inc.[1]	10,479
	Diversified Consumer Services — 1.2%
316	Adtalem Global Education, Inc.[1]	11,670
220	Stride, Inc.[1]	7,810
		19,480
	Diversified Telecommunication Services — 0.4%
294	Ooma, Inc.[1]	6,791
	Electronic Equipment, Instruments & Components — 2.5%
649	Knowles Corp.[1]	13,525
59	Plexus Corp.[1]	5,152
230	Sanmina Corp.[1]	8,683
528	TTM Technologies, Inc.[1]	6,991
252	Vishay Intertechnology, Inc.	4,843
		39,194
	Energy Equipment & Services — 1.2%
895	Oceaneering International, Inc.[1]	12,172
1,192	Oil States International, Inc.[1]	7,224
		19,396
	Equity Real Estate Investment Trusts — 7.7%
799	Brandywine Realty Trust REIT	10,587
479	CareTrust REIT, Inc.	9,939
153	Centerspace REIT	15,490
822	City Office REIT, Inc.	15,593
382	Corporate Office Properties Trust	10,360
82	EastGroup Properties, Inc.	16,218
859	GEO Group, Inc. (The)	7,026
331	National Storage Affiliates Trust	20,674
322	STAG Industrial, Inc.	14,017
		119,904
	Food & Staples Retailing — 1.1%
440	SpartanNash Co.	10,182
289	Sprouts Farmers Market, Inc.[1]	6,398
		16,580
	Gas Utilities — 2.3%
267	Northwest Natural Holding Co.	12,039
485	South Jersey Industries, Inc.	11,039
177	Southwest Gas Holdings, Inc.	12,257
		35,335
See Notes to Financial Statements.
81

THE GLENMEDE FUND, INC.

Quantitative U.S. Small Cap Equity Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2021
Shares		Value
COMMON STOCKS* — (Continued)
	Health Care Equipment & Supplies — 2.0%
180	NuVasive, Inc.[1]	$ 9,605
724	OraSure Technologies, Inc.[1]	7,725
228	Orthofix Medical, Inc.[1]	8,204
212	Varex Imaging Corp.[1]	5,692
		31,226
	Health Care Providers & Services — 3.2%
70	ModivCare, Inc.[1]	11,394
209	Patterson Cos., Inc.	6,534
615	Select Medical Holdings Corp.	20,430
150	Tenet Healthcare Corp.[1]	10,749
		49,107
	Health Care Technology — 0.6%
730	Allscripts Healthcare Solutions, Inc.[1]	10,059
	Hotels, Restaurants & Leisure — 1.3%
687	International Game Technology PLC[1,2]	20,260
	Household Durables — 2.7%
199	Century Communities, Inc.	13,345
126	Meritage Homes Corp.[1]	13,697
629	Tri Pointe Homes, Inc.[1]	15,216
		42,258
	Household Products — 0.3%
104	Central Garden & Pet Co.[1]	5,364
	Insurance — 2.3%
534	CNO Financial Group, Inc.	12,891
1,800	Genworth Financial, Inc. - Class A1	7,398
209	Stewart Information Services Corp.	14,874
		35,163
	IT Services — 4.0%
1,611	Conduent, Inc.[1]	10,874
122	CSG Systems International, Inc.	6,106
120	ExlService Holdings, Inc.[1]	14,716
710	Hackett Group, Inc. (The)	15,009
120	Perficient, Inc.[1]	14,832
		61,537
	Leisure Equipment & Products — 1.2%
453	Vista Outdoor, Inc.[1]	18,954
	Machinery — 2.0%
217	Altra Industrial Motion Corp.	11,317
239	Hillenbrand, Inc.	10,865
184	Terex Corp.	8,243
		30,425
	Media — 2.5%
628	Gray Television, Inc.	14,720
779	iHeartMedia, Inc.[1]	15,097
146	Meredith Corp.[1]	8,503
		38,320
	Metals & Mining — 2.7%
629	Alcoa Corp.	28,902
See Notes to Financial Statements.
82

THE GLENMEDE FUND, INC.

Quantitative U.S. Small Cap Equity Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2021
Shares		Value
COMMON STOCKS* — (Continued)
	Metals & Mining — (Continued)
420	Commercial Metals Co.	$ 13,516
		42,418
	Mortgage Real Estate Investment Trust — 0.9%
1,027	Great Ajax Corp.	14,542
	Oil, Gas & Consumable Fuels — 2.8%
706	CVR Energy, Inc.	13,534
990	Dorian LPG, Ltd.	11,999
527	Teekay Tankers, Ltd. - Class A1	7,315
363	World Fuel Services Corp.	11,082
		43,930
	Paper & Forest Products — 0.5%
140	Domtar Corp.[1]	7,643
	Personal Products — 0.5%
233	Edgewell Personal Care Co.	8,153
	Pharmaceuticals — 3.5%
781	Alder Biopharmaceuticals, Inc.[1,3]	0
4,553	Endo International PLC[1]	19,350
477	Phibro Animal Health Corp. - Class A	10,465
227	Prestige Consumer Healthcare, Inc.[1]	13,618
395	Supernus Pharmaceuticals, Inc.[1]	11,791
		55,224
	Professional Services — 2.8%
314	Heidrick & Struggles International, Inc.	14,720
140	Kforce, Inc.	9,067
496	Resources Connection, Inc.	8,635
395	TrueBlue, Inc.[1]	11,001
		43,423
	Real Estate Management & Development — 0.8%
752	Realogy Holdings Corp.[1]	13,025
	Semiconductors & Semiconductor Equipment — 3.2%
471	Amkor Technology, Inc.	10,324
288	Axcelis Technologies, Inc.[1]	15,820
192	Kulicke & Soffa Industries, Inc.	10,944
957	Photronics, Inc.[1]	12,432
		49,520
	Software — 2.9%
305	ACI Worldwide, Inc.[1]	9,357
602	ChannelAdvisor Corp.[1]	15,357
222	Progress Software Corp.	11,413
479	Xperi Holding Corp.	8,584
		44,711
	Specialty Retail — 2.0%
190	Abercrombie & Fitch Co. - Class A1	7,513
62	Group 1 Automotive, Inc.	11,147
239	MarineMax, Inc.[1]	12,378
		31,038
	Thrifts & Mortgage Finance — 0.9%
576	Provident Financial Services, Inc.	14,262
See Notes to Financial Statements.
83

THE GLENMEDE FUND, INC.

Quantitative U.S. Small Cap Equity Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2021
Shares		Value
COMMON STOCKS* — (Continued)
	Tobacco — 0.6%
250	Turning Point Brands, Inc.	$ 9,542
	Trading Companies & Distributors — 4.4%
182	Beacon Roofing Supply, Inc.[1]	9,622
194	Boise Cascade Co.	10,984
1,707	NOW, Inc.[1]	12,325
215	Rush Enterprises, Inc. - Class A	11,197
185	WESCO International, Inc.[1]	23,969
		68,097
	Wireless Telecommunication Services — 1.3%
539	Telephone & Data Systems, Inc.	10,101
328	United States Cellular Corp.[1]	10,027
		20,128
	TOTAL COMMON STOCKS (Cost $1,145,560)	1,545,565
Face Amount
REPURCHASE AGREEMENT* — 0.8%
$12,420	With Fixed Income Clearing Corp., dated 10/29/21, 0.00%, principal and interest in the amount of $12,420, due 11/1/21, (collateralized by a U.S. Treasury Note with a par value of $11,600, coupon rate of 0.125%, due 10/15/26, market value of $12,720)	12,420
	TOTAL REPURCHASE AGREEMENT (Cost $12,420)	12,420
Shares
INVESTMENT OF SECURITY LENDING COLLATERAL* — 1.7%
26,965	State Street Navigator Securities Lending Government Money Market Portfolio[4]	26,965
	TOTAL INVESTMENT OF SECURITY LENDING COLLATERAL (Cost $26,965)	26,965
TOTAL INVESTMENTS (Cost $1,184,945)	101.9%	$1,584,950
LIABILITIES IN EXCESS OF OTHER ASSETS	(1.9)	(29,396)
NET ASSETS	100.0%	$1,555,554

*	Percentages indicated are based on net assets.
[1]	Non income-producing security.
[2]	Securities or partial securities on loan. See Note 1.
[3]	For fair value measurement disclosure purposes, security is categorized as Level 3 (See Note 1 of the Notes to Financial Statements).
[4]	Represents an investment of securities lending cash collateral.
See Notes to Financial Statements.
84

THE GLENMEDE FUND, INC.

Quantitative U.S. Small Cap Equity Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Concluded)
October 31, 2021
INDUSTRY DIVERSIFICATION
On October 31, 2021, industry diversification of the Portfolio was as follows:
	% of Net Assets	Value
INDUSTRIES:
Banks	11.1%	$ 171,950
Equity Real Estate Investment Trusts	7.7	119,904
Biotechnology	7.2	111,336
Trading Companies & Distributors	4.4	68,097
IT Services	4.0	61,537
Pharmaceuticals	3.5	55,224
Semiconductors & Semiconductor Equipment	3.2	49,520
Health Care Providers & Services	3.2	49,107
Software	2.9	44,711
Oil, Gas & Consumable Fuels	2.8	43,930
Professional Services	2.8	43,423
Metals & Mining	2.7	42,418
Household Durables	2.7	42,258
Electronic Equipment, Instruments & Components	2.5	39,194
Media	2.5	38,320
Gas Utilities	2.3	35,335
Insurance	2.3	35,163
Building Products	2.2	34,513
Health Care Equipment & Supplies	2.0	31,226
Specialty Retail	2.0	31,038
Capital Markets	2.0	31,028
Machinery	2.0	30,425
Commercial Services & Supplies	1.5	23,489
Chemicals	1.5	22,720
Consumer Finance	1.4	21,315
Hotels, Restaurants & Leisure	1.3	20,260
Wireless Telecommunication Services	1.3	20,128
Diversified Consumer Services	1.2	19,480
Energy Equipment & Services	1.2	19,396
Leisure Equipment & Products	1.2	18,954
Food & Staples Retailing	1.1	16,580
Mortgage Real Estate Investment Trust	0.9	14,542
Thrifts & Mortgage Finance	0.9	14,262
Real Estate Management & Development	0.8	13,025
Auto Components	0.8	11,957
Beverages	0.8	11,750
Construction & Engineering	0.7	11,324
Containers & Packaging	0.7	10,479
Air Freight & Logistics	0.7	10,302
Health Care Technology	0.6	10,059
Tobacco	0.6	9,542
Communications Equipment	0.5	8,393
Personal Products	0.5	8,153
Paper & Forest Products	0.5	7,643
Diversified Telecommunication Services	0.4	6,791
Household Products	0.3	5,364
TOTAL COMMON STOCKS	99.4%	$1,545,565
REPURCHASE AGREEMENT	0.8	12,420
INVESTMENT OF SECURITY LENDING COLLATERAL	1.7	26,965
TOTAL INVESTMENTS	101.9%	$1,584,950
See Notes to Financial Statements.
85

THE GLENMEDE FUND, INC.

Quantitative International Equity Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS
October 31, 2021
Shares		Value
COMMON STOCKS* — 97.7%
	Japan — 22.7%
37,800	Astellas Pharma, Inc.	$ 635,776
30,300	Canon, Inc.	680,039
62,135	Dai Nippon Printing Co, Ltd., Sponsored ADR[1]	771,717
22,915	Daito Trust Construction Co., Ltd., Sponsored ADR[1]	713,344
13,200	Daiwa House Industry Co, Ltd.	434,422
39,600	Daiwa Securities Group, Inc.	221,913
59,600	ENEOS Holdings, Inc.	240,335
8,596	Fujitsu, Ltd., Unsponsored ADR[1]	298,195
13,089	Honda Motor Co., Ltd., Sponsored ADR[1,2]	387,173
2,600	KDDI Corp.	80,481
31,032	KDDI Corp., Unsponsored ADR[1]	472,307
24,700	Mitsubishi Electric Corp.	330,489
13,979	Nippon Telegraph & Telephone Corp., ADR	392,530
22,151	Nitto Denko Corp., Unsponsored ADR	866,547
63,900	Panasonic Corp.	780,704
41,500	Renesas Electronics Corp.[2]	510,489
15,900	Seiko Epson Corp.	282,636
8,300	SoftBank Corp.	113,203
26,819	SoftBank Corp., Unsponsored ADR[1]	365,114
42,100	Sumitomo Chemical Co, Ltd.	206,852
8,700	Suntory Beverage & Food, Ltd.	337,008
8,600	Yamato Holdings Co, Ltd.	211,048
		9,332,322
	United Kingdom — 12.3%
10,400	Anglo American PLC	396,031
79,216	Aviva PLC	427,899
42,270	Barratt Developments PLC	383,537
21,471	British American Tobacco PLC, Sponsored ADR	749,767
29,729	GlaxoSmithKline PLC	613,784
29,000	Imperial Brands PLC, Sponsored ADR[1]	621,760
5,358	Mondi PLC, Unsponsored ADR	267,203
5,100	National Grid PLC, Sponsored ADR	326,808
13,918	Schroders PLC	689,519
10,612	Unilever PLC, Sponsored ADR	568,591
		5,044,899
	Canada — 10.5%
5,900	Alimentation Couche-Tard, Inc.	221,298
3,837	Bank of Montreal	416,352
10,660	Bank of Nova Scotia (The)[1]	698,870
3,400	Canadian Imperial Bank of Commerce	412,555
1,375	Canadian Tire Corp, Ltd. - Class A	195,295
8,937	Manulife Financial Corp.	174,104
19,456	Manulife Financial Corp.[1]	379,197
10,181	Royal Bank of Canada[1]	1,058,926
2,500	Thomson Reuters Corp.	300,723
6,600	Toronto-Dominion Bank (The)	479,108
		4,336,428
	Germany — 8.8%
32,149	Brenntag SE, Unsponsored ADR	612,439
29,725	Daimler AG, Unsponsored ADR	736,288
633	Deutsche Boerse AG	105,079
36,825	Deutsche Boerse AG, Unsponsored ADR	610,190
4,939	Deutsche Post AG	305,572
5,438	Deutsche Post AG, Sponsored ADR	337,917
2,600	HeidelbergCement AG	195,785
See Notes to Financial Statements.
86

THE GLENMEDE FUND, INC.

Quantitative International Equity Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2021
Shares		Value
COMMON STOCKS* — (Continued)
	Germany — (Continued)
1,800	SAP SE	$ 260,766
2,800	Siemens AG	454,058
		3,618,094
	France — 8.8%
1,600	Arkema SA	218,623
4,451	Capgemini SE	1,035,760
2,900	Cie de Saint-Gobain	199,669
1,713	Cie Generale des Etablissements Michelin SCA	268,717
425	LVMH Moet Hennessy Louis Vuitton SE	332,708
3,795	Publicis Groupe SA	254,184
7,582	Sanofi	757,541
9,056	Schneider Electric SE, Unsponsored ADR[1]	312,341
4,690	TotalEnergies SE, Sponsored ADR	235,137
		3,614,680
	Switzerland — 7.7%
32,310	ABB, Ltd., Sponsored ADR[1]	1,067,522
14,312	Adecco Group AG, Unsponsored ADR	360,376
52,536	Holcim, Ltd., ADR[1]	521,945
7,164	Novartis AG, Sponsored ADR	592,893
1,400	Swatch Group AG (The)	384,098
416	Swisscom AG	226,447
		3,153,281
	Sweden — 5.4%
18,116	Electrolux AB1	411,133
46,038	SKF AB, Sponsored ADR[1]	1,069,463
33,800	Swedbank AB	732,989
		2,213,585
	Australia — 4.2%
226,388	Medibank Pvt, Ltd.	565,397
24,708	Sonic Healthcare, Ltd., Sponsored ADR	748,653
47,126	Suncorp Group, Ltd.	415,480
		1,729,530
	Spain — 3.5%
12,600	Enagas SA	282,645
22,791	Red Electrica Corp. SA	474,499
54,587	Repsol SA	697,662
		1,454,806
	Denmark — 3.0%
28,107	Carlsberg AS, Sponsored ADR	933,433
2,600	Novo Nordisk AS	284,566
		1,217,999
	Netherlands — 2.5%
11,419	Akzo Nobel N.V., Sponsored ADR	439,974
18,605	Koninklijke Ahold Delhaize N.V., Sponsored ADR	605,593
		1,045,567
	Singapore — 1.7%
1,000	Singapore Exchange, Ltd., Unsponsored ADR	108,210
31,015	United Overseas Bank, Ltd.	615,240
		723,450
See Notes to Financial Statements.
87

THE GLENMEDE FUND, INC.

Quantitative International Equity Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2021
Shares		Value
COMMON STOCKS* — (Continued)
	Austria — 1.6%
5,087	OMV AG	$ 308,142
9,100	voestalpine AG	345,463
		653,605
	Hong Kong — 1.5%
9,488	BOC Hong Kong Holdings, Ltd., Sponsored ADR[1]	608,655
	Israel — 1.0%
47,200	ICL Group, Ltd. - Class G	403,482
	Cayman Islands — 1.0%
64,300	CK Asset Holdings, Ltd.	397,097
	Norway — 0.8%
6,100	Yara International ASA	318,290
	Italy — 0.7%
48,060	Snam SpA	272,064
	TOTAL COMMON STOCKS (Cost $35,866,016)	40,137,834
INVESTMENT OF SECURITY LENDING COLLATERAL* — 6.8%
2,786,439	State Street Navigator Securities Lending Government Money Market Portfolio[3]	2,786,439
	TOTAL INVESTMENT OF SECURITY LENDING COLLATERAL (Cost $2,786,439)	2,786,439
Face Amount
REPURCHASE AGREEMENT*—0.3%
$ 123,409	With Fixed Income Clearing Corp., dated 10/29/21, 0.00%, principal and interest in the amount of $123,409, due 11/1/21, (collateralized by a a U.S. Treasury Note with a par value of $114,800, coupon rate of 0.125%, due 10/15/26, market value of $125,884)	123,409
	TOTAL REPURCHASE AGREEMENT (Cost $123,409)	123,409
TOTAL INVESTMENTS (Cost $38,775,864)	104.8%	$43,047,682
LIABILITIES IN EXCESS OF OTHER ASSETS	(4.8)	(1,978,550)
NET ASSETS	100.0%	$41,069,132

*	Percentages indicated are based on net assets.
[1]	Securities or partial securities on loan. See Note 1.
[2]	Non income-producing security.
[3]	Represents an investment of securities lending cash collateral.

Abbreviations:
ADR — American Depositary Receipt
See Notes to Financial Statements.
88

THE GLENMEDE FUND, INC.

Quantitative International Equity Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Concluded)
October 31, 2021
INDUSTRY DIVERSIFICATION
On October 31, 2021, industry diversification of the Portfolio was as follows:
	% of Net Assets	Value
INDUSTRIES:
Banks	12.3%	$ 5,022,695
Pharmaceuticals	6.9	2,884,560
Chemicals	5.9	2,453,768
Insurance	4.7	1,962,077
Capital Markets	4.2	1,734,911
Electrical Equipment	4.2	1,710,352
Household Durables	3.8	1,575,374
Real Estate Management & Development	3.8	1,544,863
Oil, Gas & Consumable Fuels	3.7	1,481,276
Tobacco	3.3	1,371,527
IT Services	3.2	1,333,955
Beverages	3.1	1,270,441
Automobiles	2.7	1,123,461
Machinery	2.6	1,069,463
Diversified Telecommunication Services	2.5	984,091
Technology Hardware, Storage & Peripherals	2.4	962,675
Air Freight & Logistics	2.0	854,537
Food & Staples Retailing	2.0	826,891
Commercial Services & Supplies	1.9	771,717
Health Care Providers & Services	1.8	748,653
Metals & Mining	1.8	741,494
Construction Materials	1.8	717,730
Textiles, Apparel & Luxury Goods	1.7	716,806
Wireless Telecommunication Services	1.7	665,991
Professional Services	1.6	661,099
Trading Companies & Distributors	1.5	612,439
Personal Products	1.4	568,591
Gas Utilities	1.4	554,709
Semiconductors & Semiconductor Equipment	1.2	510,489
Electric Utilities	1.1	474,499
Industrial Conglomerates	1.1	454,058
Multi-Utilities	0.8	326,808
Auto Components	0.7	268,717
Paper & Forest Products	0.7	267,203
Software	0.6	260,766
Media	0.6	254,184
Building Products	0.5	199,669
Multi-line Retail	0.5	195,295
TOTAL COMMON STOCKS	97.7%	$40,137,834
REPURCHASE AGREEMENT	0.3	123,409
INVESTMENT OF SECURITY LENDING COLLATERAL	6.8	2,786,439
TOTAL INVESTMENTS	104.8%	$43,047,682
See Notes to Financial Statements.
89

THE GLENMEDE FUND, INC.

Responsible ESG U.S. Equity Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS
October 31, 2021
Shares		Value
COMMON STOCKS* — 99.2%
	Auto Components — 1.3%
9,747	BorgWarner, Inc.	$ 439,297
	Banks — 5.9%
4,525	Citigroup, Inc.	312,949
3,549	Citizens Financial Group, Inc.	168,151
2,216	East West Bancorp, Inc.	176,128
23,006	Regions Financial Corp.	544,782
11,598	Zions Bancorp N.A.	730,558
		1,932,568
	Biotechnology — 1.0%
1,637	Amgen, Inc.	338,810
	Building Products — 1.0%
6,318	Carrier Global Corp.	329,989
	Capital Markets — 3.2%
3,019	Bank of New York Mellon Corp. (The)	178,725
3,829	Janus Henderson Group PLC	178,048
1,864	State Street Corp.	183,697
2,393	T Rowe Price Group, Inc.	518,994
		1,059,464
	Chemicals — 2.4%
4,745	Corteva, Inc.	204,747
2,811	Dow, Inc.	157,332
4,447	LyondellBasell Industries N.V. - Class A	412,770
		774,849
	Commercial Services & Supplies — 0.9%
2,249	Republic Services, Inc., Class A	302,715
	Communications Equipment — 1.8%
6,458	Ciena Corp.[1]	350,605
1,224	F5 Networks, Inc.[1]	258,447
		609,052
	Consumer Finance — 2.8%
9,262	Ally Financial, Inc.	442,168
10,035	Synchrony Financial	466,126
		908,294
	Containers & Packaging — 1.2%
8,196	International Paper Co.	407,095
	Diversified Telecommunication Services — 1.5%
9,234	Verizon Communications, Inc.	489,310
	Electronic Equipment, Instruments & Components — 2.1%
5,577	Corning, Inc.	198,374
5,682	Trimble, Inc.[1]	496,436
		694,810
	Energy Equipment & Services — 1.1%
15,096	Baker Hughes Co., Class A	378,608
	Entertainment — 2.0%
6,342	Activision Blizzard, Inc.	495,881
1,075	Electronic Arts, Inc.	150,769
		646,650
See Notes to Financial Statements.
90

THE GLENMEDE FUND, INC.

Responsible ESG U.S. Equity Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2021
Shares		Value
COMMON STOCKS* — (Continued)
	Equity Real Estate Investment Trusts — 0.8%
994	American Tower Corp.	$ 280,278
	Food & Staples Retailing — 1.6%
12,793	Kroger Co. (The)	511,976
	Food Products — 3.7%
8,143	General Mills, Inc.	503,237
5,082	Kellogg Co.	311,527
4,862	Tyson Foods, Inc. - Class A	388,814
		1,203,578
	Health Care Providers & Services — 3.3%
1,152	Anthem, Inc.	501,270
1,426	Cigna Corp.	304,608
574	Humana, Inc.	265,854
		1,071,732
	Health Care Technology — 0.9%
4,036	Cerner Corp.	299,835
	Household Durables — 0.5%
32	NVR, Inc.[1]	156,634
	Household Products — 0.9%
3,698	Colgate-Palmolive Co.	281,751
	Independent Power & Renewable Electricity Producer — 1.3%
17,153	AES Corp. (The)	431,055
	Insurance — 2.3%
2,336	First American Financial Corp.	170,855
9,094	MetLife, Inc.	571,103
		741,958
	Interactive Media & Service — 2.5%
276	Alphabet, Inc. - Class A1	817,214
	Internet & Direct Marketing Retail — 2.2%
9,492	eBay, Inc.	728,226
	IT Services — 6.2%
1,087	Accenture PLC - Class A	390,005
2,449	Automatic Data Processing, Inc.	549,776
2,813	Cognizant Technology Solutions Corp. - Class A	219,667
1,223	Fiserv, Inc.[1]	120,453
816	Gartner, Inc.[1]	270,839
2,149	PayPal Holdings, Inc.[1]	499,836
		2,050,576
	Life Sciences Tools & Services — 5.1%
1,700	Agilent Technologies, Inc.	267,733
487	Charles River Laboratories International, Inc.[1]	218,507
245	Mettler-Toledo International, Inc.[1]	362,816
877	Thermo Fisher Scientific, Inc.	555,202
732	Waters Corp.[1]	269,047
		1,673,305
	Machinery — 3.3%
1,372	Cummins, Inc.	329,060
1,040	IDEX Corp.	231,473
2,100	Oshkosh Corp.	224,700
See Notes to Financial Statements.
91

THE GLENMEDE FUND, INC.

Responsible ESG U.S. Equity Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2021
Shares		Value
COMMON STOCKS* — (Continued)
	Machinery — (Continued)
1,460	Snap-on, Inc.	$ 296,716
		1,081,949
	Media — 3.9%
6,266	Discovery, Inc. - Class C1	141,361
14,762	Interpublic Group of Cos., Inc. (The)	539,847
11,253	New York Times Co. (The) - Class A	614,301
		1,295,509
	Metals & Mining — 0.5%
1,600	Nucor Corp.	178,640
	Multi-Utilities — 1.1%
14,181	NiSource, Inc.	349,845
	Oil, Gas & Consumable Fuels — 0.8%
2,358	Chevron Corp.	269,967
	Paper & Forest Products — 0.1%
745	Sylvamo Corp.[1]	20,979
	Professional Services — 1.2%
3,798	Leidos Holdings, Inc.	379,724
	Real Estate Management & Development — 3.5%
6,194	CBRE Group, Inc. - Class A1	644,672
1,940	Jones Lang LaSalle, Inc.[1]	500,966
		1,145,638
	Road & Rail — 1.1%
4,668	CSX Corp.	168,841
3,136	Knight-Swift Transportation Holdings, Inc.	177,780
		346,621
	Semiconductors & Semiconductor Equipment — 4.3%
6,245	Applied Materials, Inc.	853,379
4,786	Intel Corp.	234,514
2,018	Skyworks Solutions, Inc.	337,269
		1,425,162
	Software — 9.1%
1,020	Adobe, Inc.[1]	663,367
4,176	Cadence Design Systems, Inc.[1]	722,907
2,184	Fortinet, Inc.[1]	734,567
2,155	Microsoft Corp.	714,641
512	Synopsys, Inc.[1]	170,588
		3,006,070
	Specialty Retail — 4.5%
4,774	Best Buy Co., Inc.	583,574
1,906	Lowe’s Cos., Inc.	445,661
2,455	Williams-Sonoma, Inc.	455,967
		1,485,202
	Technology Hardware, Storage & Peripherals — 3.1%
5,098	Dell Technologies, Inc. - Class C1	560,729
14,636	HP, Inc.	443,910
		1,004,639
	Textiles, Apparel & Luxury Goods — 1.9%
1,728	Carter’s, Inc.	170,242
See Notes to Financial Statements.
92

THE GLENMEDE FUND, INC.

Responsible ESG U.S. Equity Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2021
Shares		Value
COMMON STOCKS* — (Continued)
	Textiles, Apparel & Luxury Goods — (Continued)
1,460	PVH Corp.[1]	$ 159,622
2,282	Ralph Lauren Corp., Class A	290,202
		620,066
	Trading Companies & Distributors — 1.3%
1,140	United Rentals, Inc.[1]	432,185
	TOTAL COMMON STOCKS (Cost $22,256,122)	32,601,825
Face Amount
REPURCHASE AGREEMENT* — 0.8%
$252,633	With Fixed Income Clearing Corp., dated 10/29/21, 0.00%, principal and interest in the amount of $252,633, due 11/1/21, (collateralized by a U.S. Treasury Note with a par value of $235,000, coupon rate of 0.125%, due 10/15/26, market value of $257,689)	252,633
	TOTAL REPURCHASE AGREEMENT (Cost $252,633)	252,633
TOTAL INVESTMENTS (Cost $22,508,755)	100.0%	$32,854,458
OTHER ASSETS IN EXCESS OF LIABILITIES	0.0	6,904
NET ASSETS	100.0%	$32,861,362

*	Percentages indicated are based on net assets.
[1]	Non income-producing security.
See Notes to Financial Statements.
93

THE GLENMEDE FUND, INC.

Responsible ESG U.S. Equity Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Concluded)
October 31, 2021
INDUSTRY DIVERSIFICATION
On October 31, 2021, industry diversification of the Portfolio was as follows:
	% of Net Assets	Value
INDUSTRIES:
Software	9.1%	$ 3,006,070
IT Services	6.2	2,050,576
Banks	5.9	1,932,568
Life Sciences Tools & Services	5.1	1,673,305
Specialty Retail	4.5	1,485,202
Semiconductors & Semiconductor Equipment	4.3	1,425,162
Media	3.9	1,295,509
Food Products	3.7	1,203,578
Real Estate Management & Development	3.5	1,145,638
Machinery	3.3	1,081,949
Health Care Providers & Services	3.3	1,071,732
Capital Markets	3.2	1,059,464
Technology Hardware, Storage & Peripherals	3.1	1,004,639
Consumer Finance	2.8	908,294
Interactive Media & Service	2.5	817,214
Chemicals	2.4	774,849
Insurance	2.3	741,958
Internet & Direct Marketing Retail	2.2	728,226
Electronic Equipment, Instruments & Components	2.1	694,810
Entertainment	2.0	646,650
Textiles, Apparel & Luxury Goods	1.9	620,066
Communications Equipment	1.8	609,052
Food & Staples Retailing	1.6	511,976
Diversified Telecommunication Services	1.5	489,310
Auto Components	1.3	439,297
Trading Companies & Distributors	1.3	432,185
Independent Power & Renewable Electricity Producer	1.3	431,055
Containers & Packaging	1.2	407,095
Professional Services	1.2	379,724
Energy Equipment & Services	1.1	378,608
Multi-Utilities	1.1	349,845
Road & Rail	1.1	346,621
Biotechnology	1.0	338,810
Building Products	1.0	329,989
Commercial Services & Supplies	0.9	302,715
Health Care Technology	0.9	299,835
Household Products	0.9	281,751
Equity Real Estate Investment Trusts	0.8	280,278
Oil, Gas & Consumable Fuels	0.8	269,967
Metals & Mining	0.5	178,640
Household Durables	0.5	156,634
Paper & Forest Products	0.1	20,979
TOTAL COMMON STOCKS	99.2%	$32,601,825
REPURCHASE AGREEMENT	0.8	252,633
TOTAL INVESTMENTS	100.0%	$32,854,458
See Notes to Financial Statements.
94

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Women in Leadership U.S. Equity Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS
October 31, 2021
Shares		Value
COMMON STOCKS* — 99.3%
	Aerospace & Defense — 2.4%
1,875	General Dynamics Corp.	$ 380,156
784	Northrop Grumman Corp.	280,061
		660,217
	Auto Components — 0.5%
3,273	BorgWarner, Inc.	147,514
	Banks — 5.4%
2,716	Citigroup, Inc.	187,838
16,220	Citizens Financial Group, Inc.	768,504
23,345	KeyCorp	543,238
		1,499,580
	Beverages — 0.5%
2,448	Coca-Cola Co. (The)	137,994
	Biotechnology — 1.0%
1,343	Amgen, Inc.	277,961
	Building Products — 1.2%
3,507	Owens Corning	327,589
	Capital Markets — 3.2%
1,782	Raymond James Financial, Inc.	175,687
3,258	T Rowe Price Group, Inc.	706,595
		882,282
	Chemicals — 3.6%
9,585	Dow, Inc.	536,472
4,525	Eastman Chemical Co.	470,736
		1,007,208
	Communications Equipment — 1.5%
6,600	Ciena Corp.[1]	358,314
325	F5 Networks, Inc.[1]	68,624
		426,938
	Consumer Finance — 3.2%
8,826	Ally Financial, Inc.	421,353
10,078	Synchrony Financial	468,123
		889,476
	Containers & Packaging — 0.5%
7,400	Graphic Packaging Holding Co.	147,482
	Diversified Consumer Services — 0.8%
3,101	Service Corp. International	212,388
	Diversified Telecommunication Services — 2.0%
10,593	Verizon Communications, Inc.	561,323
	Electric Utilities — 1.0%
4,700	Southern Co. (The)	292,904
	Energy Equipment & Services — 1.2%
13,337	Baker Hughes Co., Class A	334,492
	Equity Real Estate Investment Trusts — 4.5%
1,343	American Tower Corp.	378,686
3,322	Equity Lifestyle Properties, Inc.	280,742
19,995	VICI Properties, Inc.[2]	586,853
		1,246,281
See Notes to Financial Statements.
95

THE GLENMEDE FUND, INC.

Women in Leadership U.S. Equity Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2021
Shares		Value
COMMON STOCKS* — (Continued)
	Food & Staples Retailing — 1.5%
10,592	Kroger Co. (The)	$ 423,892
	Food Products — 2.8%
10,084	General Mills, Inc.	623,191
838	Hershey Co. (The)	146,944
		770,135
	Gas Utilities — 1.4%
9,175	UGI Corp.	398,287
	Health Care Providers & Services — 4.4%
326	Anthem, Inc.	141,852
3,090	CVS Health Corp.	275,875
1,416	Humana, Inc.	655,835
1,145	Quest Diagnostics, Inc.	168,063
		1,241,625
	Household Products — 0.9%
1,785	Procter & Gamble Co. (The)	255,237
	Insurance — 2.4%
1,663	Allstate Corp. (The)	205,663
5,019	MetLife, Inc.	315,193
6,100	Unum Group	155,367
		676,223
	Interactive Media & Services — 5.2%
278	Alphabet, Inc. - Class A1	823,136
1,910	Meta Platforms, Inc. - Class A1	618,019
		1,441,155
	Internet & Direct Marketing Retail — 0.8%
3,000	eBay, Inc.	230,160
	IT Services — 6.6%
1,714	Accenture PLC - Class A	614,966
5,377	Akamai Technologies, Inc.[1]	567,058
2,111	Cognizant Technology Solutions Corp. - Class A	164,848
2,071	PayPal Holdings, Inc.[1]	481,694
		1,828,566
	Leisure Product — 0.5%
1,659	Brunswick Corp.	154,436
	Life Sciences Tools & Services — 2.4%
1,470	Agilent Technologies, Inc.	231,510
1,161	Waters Corp.[1]	426,726
		658,236
	Machinery — 2.2%
2,512	Cummins, Inc.	602,478
	Media — 3.6%
2,592	Comcast Corp. - Class A	133,307
17,864	Interpublic Group of Cos., Inc. (The)	653,286
3,303	Omnicom Group, Inc.	224,868
		1,011,461
	Multi-line Retail — 1.3%
1,359	Target Corp.	352,824
See Notes to Financial Statements.
96

THE GLENMEDE FUND, INC.

Women in Leadership U.S. Equity Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2021
Shares		Value
COMMON STOCKS* — (Continued)
	Oil, Gas & Consumable Fuels — 0.6%
1,399	Chevron Corp.	$ 160,172
	Pharmaceuticals — 2.2%
4,697	AstraZeneca PLC, Sponsored ADR	292,999
2,425	Jazz Pharmaceuticals PLC[1]	322,622
		615,621
	Professional Services — 2.1%
6,752	Booz Allen Hamilton Holding Corp.	586,479
	Road & Rail — 1.1%
558	Norfolk Southern Corp.	163,522
1,638	XPO Logistics, Inc.[1]	140,540
		304,062
	Semiconductors & Semiconductor Equipment — 4.5%
5,298	Applied Materials, Inc.	723,972
7,476	Intel Corp.	366,324
1,232	Teradyne, Inc.	170,311
		1,260,607
	Software — 8.4%
1,878	Dolby Laboratories, Inc. - Class A	165,921
16,668	Dropbox, Inc. - Class A1	508,207
984	Fortinet, Inc.[1]	330,959
2,712	Microsoft Corp.	899,354
4,578	Oracle Corp.	439,213
		2,343,654
	Specialty Retail — 3.3%
5,434	Best Buy Co., Inc.	664,252
2,015	Dick’s Sporting Goods, Inc.	250,283
		914,535
	Technology Hardware, Storage & Peripherals — 5.8%
2,911	Dell Technologies, Inc. - Class C1	320,181
33,799	Hewlett Packard Enterprise Co.	495,155
8,993	NetApp, Inc.	803,075
		1,618,411
	Textiles, Apparel & Luxury Goods — 2.8%
5,006	PVH Corp.[1]	547,306
1,838	Ralph Lauren Corp., Class A	233,739
		781,045
	TOTAL COMMON STOCKS (Cost $20,891,396)	27,680,930
Face Amount
REPURCHASE AGREEMENT* — 1.0%
$282,217	With Fixed Income Clearing Corp., dated 10/29/21, 0.00%, principal and interest in the amount of $282,217, due 11/1/21, (collateralized by a U.S. Treasury Note with a par value of $262,600, coupon rate of 0.125%, due 10/15/26, market value of $287,954)	282,217
	TOTAL REPURCHASE AGREEMENT (Cost $282,217)	282,217
See Notes to Financial Statements.
97

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Women in Leadership U.S. Equity Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2021
Shares		Value
INVESTMENT OF SECURITY LENDING COLLATERAL* — 2.2%
614,846	State Street Navigator Securities Lending Government Money Market Portfolio[3]	$ 614,846
TOTAL INVESTMENT OF SECURITY LENDING COLLATERAL (Cost $614,846)		614,846
TOTAL INVESTMENTS (Cost $21,788,459)	102.5%	$28,577,993
LIABILITIES IN EXCESS OF OTHER ASSETS	(2.5)	(691,125)
NET ASSETS	100.0%	$27,886,868

*	Percentages indicated are based on net assets.
[1]	Non income-producing security.
[2]	Securities or partial securities on loan. See Note 1.
[3]	Represents an investment of securities lending cash collateral.

Abbreviations:
ADR — American Depositary Receipt
See Notes to Financial Statements.
98

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Women in Leadership U.S. Equity Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Concluded)
October 31, 2021
INDUSTRY DIVERSIFICATION
On October 31, 2021, industry diversification of the Portfolio was as follows:
	% of Net Assets	Value
INDUSTRIES:
Software	8.4%	$ 2,343,654
IT Services	6.6	1,828,566
Technology Hardware, Storage & Peripherals	5.8	1,618,411
Banks	5.4	1,499,580
Interactive Media & Services	5.2	1,441,155
Semiconductors & Semiconductor Equipment	4.5	1,260,607
Equity Real Estate Investment Trusts	4.5	1,246,281
Health Care Providers & Services	4.4	1,241,625
Media	3.6	1,011,461
Chemicals	3.6	1,007,208
Specialty Retail	3.3	914,535
Consumer Finance	3.2	889,476
Capital Markets	3.2	882,282
Textiles, Apparel & Luxury Goods	2.8	781,045
Food Products	2.8	770,135
Insurance	2.4	676,223
Aerospace & Defense	2.4	660,217
Life Sciences Tools & Services	2.4	658,236
Pharmaceuticals	2.2	615,621
Machinery	2.2	602,478
Professional Services	2.1	586,479
Diversified Telecommunication Services	2.0	561,323
Communications Equipment	1.5	426,938
Food & Staples Retailing	1.5	423,892
Gas Utilities	1.4	398,287
Multi-line Retail	1.3	352,824
Energy Equipment & Services	1.2	334,492
Building Products	1.2	327,589
Road & Rail	1.1	304,062
Electric Utilities	1.0	292,904
Biotechnology	1.0	277,961
Household Products	0.9	255,237
Internet & Direct Marketing Retail	0.8	230,160
Diversified Consumer Services	0.8	212,388
Oil, Gas & Consumable Fuels	0.6	160,172
Leisure Product	0.5	154,436
Auto Components	0.5	147,514
Containers & Packaging	0.5	147,482
Beverages	0.5	137,994
TOTAL COMMON STOCKS	99.3%	$27,680,930
REPURCHASE AGREEMENT	1.0	282,217
INVESTMENT OF SECURITY LENDING COLLATERAL	2.2	614,846
TOTAL INVESTMENTS	102.5%	$28,577,993
See Notes to Financial Statements.
99

THE GLENMEDE FUND, INC.

Quantitative U.S. Long/Short Equity Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS
October 31, 2021
Shares		Value
COMMON STOCKS* — 97.7%
	Air Freight & Logistics — 2.8%
9,980	Expeditors International of Washington, Inc.	$ 1,230,135
7,240	Hub Group, Inc. - Class A1	568,847
		1,798,982
	Banks — 5.6%
19,900	Bank OZK	888,933
14,060	East West Bancorp, Inc.	1,117,489
78,220	FNB Corp.	911,263
31,260	Umpqua Holdings Corp.	639,267
		3,556,952
	Beverages — 0.9%
6,380	Monster Beverage Corp.[1]	542,300
	Biotechnology — 1.2%
34,500	Exelixis, Inc.[1]	742,095
	Capital Markets — 4.6%
30,360	Federated Hermes, Inc.[2]	1,011,292
10,414	Franklin Resources, Inc.[2]	327,937
19,480	Invesco, Ltd.[2]	494,987
14,790	Stifel Financial Corp.[2]	1,077,747
		2,911,963
	Chemicals — 2.9%
13,200	Dow, Inc.	738,804
16,720	Mosaic Co. (The)	695,050
6,420	Olin Corp.	365,812
		1,799,666
	Commercial Services & Supplies — 1.0%
4,720	Republic Services, Inc., Class A	635,312
	Communications Equipment — 0.5%
6,080	Ciena Corp.[1]	330,083
	Construction & Engineering — 3.1%
10,200	AECOM[1,2]	697,374
10,360	EMCOR Group, Inc.[2]	1,258,636
		1,956,010
	Consumer Finance — 3.0%
13,480	Ally Financial, Inc.[2]	643,535
51,840	SLM Corp.[2]	951,264
6,420	Synchrony Financial[2]	298,209
		1,893,008
	Distributors — 1.6%
18,600	LKQ Corp.[1]	1,024,488
	Diversified Consumer Services — 2.7%
21,340	Adtalem Global Education, Inc.[1]	788,086
21,080	H&R Block, Inc.	486,316
6,660	Service Corp. International	456,143
		1,730,545
	Diversified Financial Services — 1.1%
10,160	Voya Financial, Inc.[2]	708,863
	Diversified Telecommunication Services — 0.5%
6,200	Verizon Communications, Inc.	328,538
See Notes to Financial Statements.
100

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Quantitative U.S. Long/Short Equity Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2021
Shares		Value
COMMON STOCKS* — (Continued)
	Electrical Equipment — 1.1%
20,280	nVent Electric PLC[2]	$ 718,926
	Electronic Equipment, Instruments & Components — 3.4%
7,840	Arrow Electronics, Inc.[1]	907,480
20,960	Jabil, Inc.	1,256,762
		2,164,242
	Energy Equipment & Services — 1.3%
32,560	Baker Hughes Co., Class A	816,605
	Entertainment — 1.1%
8,920	Activision Blizzard, Inc.	697,455
	Equity Real Estate Investment Trusts — 7.7%
4,540	Agree Realty Corp.[2]	322,612
9,960	Gaming and Leisure Properties, Inc.[2]	482,961
11,720	Highwoods Properties, Inc.[2]	525,525
17,940	Invitation Homes, Inc.[2]	740,025
25,960	Medical Properties Trust, Inc.[2]	553,727
35,900	Omega Healthcare Investors, Inc.[2]	1,054,024
40,720	VICI Properties, Inc.[2]	1,195,132
		4,874,006
	Food & Staples Retailing — 2.3%
19,084	Kroger Co. (The)	763,742
30,560	Sprouts Farmers Market, Inc.[1,3]	676,598
		1,440,340
	Food Products — 1.9%
9,200	General Mills, Inc.	568,560
7,620	Tyson Foods, Inc. - Class A	609,371
		1,177,931
	Gas Utilities — 0.7%
12,180	New Jersey Resources Corp.	460,526
	Health Care Equipment & Supplies — 0.9%
10,100	Dentsply Sirona, Inc.	577,821
	Health Care Providers & Services — 2.7%
15,230	Centene Corp.[1]	1,084,985
7,000	CVS Health Corp.	624,960
		1,709,945
	Hotels, Restaurants & Leisure — 1.9%
41,580	International Game Technology PLC[1,3]	1,226,194
	Household Durables — 1.7%
22,900	PulteGroup, Inc.	1,101,032
	Insurance — 4.1%
8,580	American International Group, Inc.	506,992
14,160	Brown & Brown, Inc.	893,638
6,400	Fidelity National Financial, Inc.	306,624
35,320	Old Republic International Corp.	912,316
		2,619,570
	Internet & Direct Marketing Retail — 2.1%
17,660	eBay, Inc.	1,354,875
	IT Services — 4.1%
16,360	Amdocs, Ltd.	1,273,462
See Notes to Financial Statements.
101

THE GLENMEDE FUND, INC.

Quantitative U.S. Long/Short Equity Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2021
Shares		Value
COMMON STOCKS* — (Continued)
	IT Services — (Continued)
26,180	Genpact, Ltd.	$ 1,291,983
		2,565,445
	Machinery — 2.9%
16,080	Hillenbrand, Inc.[2]	730,997
6,540	Ingersoll Rand, Inc.[1,2]	351,590
9,900	Pentair PLC[2]	732,303
		1,814,890
	Media — 2.0%
14,008	Comcast Corp. - Class A	720,432
22,480	Discovery, Inc. - Class A1	526,931
		1,247,363
	Metals & Mining — 3.3%
29,500	Commercial Metals Co.	949,310
7,980	Reliance Steel & Aluminum Co.	1,166,357
		2,115,667
	Multi-Utilities — 0.6%
12,780	MDU Resources Group, Inc.	392,729
	Oil, Gas & Consumable Fuels — 1.7%
26,213	Devon Energy Corp.	1,050,617
	Paper & Forest Products — 1.1%
10,740	Louisiana-Pacific Corp.	632,908
1,098	Sylvamo Corp.[1]	30,920
		663,828
	Pharmaceuticals — 1.8%
26,260	Pfizer, Inc.	1,148,612
	Professional Services — 1.7%
8,880	ASGN, Inc.[1]	1,062,581
	Road & Rail — 0.7%
7,540	Knight-Swift Transportation Holdings, Inc.	427,443
	Semiconductors & Semiconductor Equipment — 3.0%
46,700	Amkor Technology, Inc.	1,023,664
5,880	Diodes, Inc.[1]	565,009
6,160	Intel Corp.	301,840
		1,890,513
	Software — 4.3%
40,941	Dropbox, Inc. - Class A1	1,248,291
5,840	Oracle Corp.	560,290
11,320	SS&C Technologies Holdings, Inc.	899,600
		2,708,181
	Specialty Retail — 0.6%
2,980	Best Buy Co., Inc.	364,275
	Technology Hardware, Storage & Peripherals — 0.9%
38,600	Hewlett Packard Enterprise Co.	565,490
	Thrifts & Mortgage Finance — 2.0%
77,260	MGIC Investment Corp.	1,248,522
	Trading Companies & Distributors — 1.2%
14,780	Rush Enterprises, Inc. - Class A2	769,742
See Notes to Financial Statements.
102

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Quantitative U.S. Long/Short Equity Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2021
Shares		Value
COMMON STOCKS* — (Continued)
	Wireless Telecommunication Services — 1.4%
16,860	Telephone & Data Systems, Inc.	$ 315,956
17,840	United States Cellular Corp.[1]	545,369
		861,325
	TOTAL COMMON STOCKS (Cost $42,447,636)	61,795,496
Face Amount
REPURCHASE AGREEMENT* — 0.2%
$132,067	With Fixed Income Clearing Corp., dated 10/29/21, 0.00%, principal and interest in the amount of $132,067, due 11/1/21, (collateralized by a U.S. Treasury Note with a par value of $122,900, coupon rate of 0.125%, due 10/15/26, market value of $134,766)	132,067
	TOTAL REPURCHASE AGREEMENT (Cost $132,067)	132,067
Shares
INVESTMENT OF SECURITY LENDING COLLATERAL* — 1.1%
687,600	State Street Navigator Securities Lending Government Money Market Portfolio[4]	687,600
	TOTAL INVESTMENT OF SECURITY LENDING COLLATERAL (Cost $687,600)	687,600
TOTAL LONG INVESTMENTS (Cost $43,267,303)	99.0%	$ 62,615,163
COMMON STOCKS SOLD SHORT* — (67.8)%
	Aerospace & Defense — (3.3)%
(5,540)	Boeing Co. (The)[1]	(1,146,946)
(1,480)	TransDigm Group, Inc.[1]	(923,254)
		(2,070,200)
	Airlines — (3.0)%
(5,220)	Alaska Air Group, Inc.[1]	(275,616)
(14,260)	Southwest Airlines Co.[1]	(674,213)
(20,220)	United Airlines Holdings, Inc.[1]	(932,951)
		(1,882,780)
	Banks — (3.2)%
(860)	First Citizens BancShares, Inc. - Class A	(699,954)
(9,980)	Glacier Bancorp, Inc.	(551,794)
(12,320)	Truist Financial Corp.	(781,951)
		(2,033,699)
	Beverages — (1.5)%
(1,240)	Boston Beer Co., Inc. (The) Class A1	(610,675)
(1,540)	Constellation Brands, Inc. - Class A	(333,888)
		(944,563)
	Capital Markets — (5.9)%
(780)	BlackRock, Inc.	(735,899)
(2,600)	Charles Schwab Corp. (The)	(213,278)
(1,680)	MarketAxess Holdings, Inc.	(686,565)
(1,780)	Moody’s Corp.	(719,387)
(3,180)	Morningstar, Inc.	(1,007,265)
(3,040)	Northern Trust Corp.	(374,042)
		(3,736,436)
See Notes to Financial Statements.
103

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Quantitative U.S. Long/Short Equity Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2021
Shares		Value
COMMON STOCKS SOLD SHORT* — (Continued)
	Chemicals — (2.5)%
(2,040)	Air Products and Chemicals, Inc.	$ (611,612)
(2,000)	Ecolab, Inc.	(444,440)
(3,700)	Scotts Miracle-Gro Co. (The)	(549,302)
		(1,605,354)
	Commercial Services & Supplies — (1.7)%
(4,640)	Casella Waste Systems, Inc. - Class A1	(402,381)
(4,240)	MSA Safety, Inc.	(648,847)
		(1,051,228)
	Containers & Packaging — (1.2)%
(8,580)	Ball Corp.	(784,898)
	Diversified Consumer Services — (1.3)%
(4,980)	Bright Horizons Family Solutions, Inc.[1]	(826,680)
	Electric Utilities — (0.8)%
(5,220)	Duke Energy Corp.	(532,492)
	Electronic Equipment, Instruments & Components — (1.9)%
(12,712)	National Instruments Corp.	(539,879)
(1,500)	Teledyne Technologies, Inc.[1]	(673,830)
		(1,213,709)
	Entertainment — (1.0)%
(3,680)	Walt Disney Co. (The)[1]	(622,178)
	Equity Real Estate Investment Trusts — (4.9)%
(58,420)	Host Hotels & Resorts, Inc.[1]	(983,209)
(26,020)	Lexington Realty Trust REIT	(379,111)
(37,380)	Macerich Co. (The)	(676,204)
(58,803)	Mack-Cali Realty Corp.[1]	(1,069,627)
		(3,108,151)
	Food & Staples Retailing — (1.0)%
(14,600)	Performance Food Group Co.[1]	(660,358)
	Health Care Equipment & Supplies — (2.6)%
(2,680)	Becton Dickinson and Co.	(642,101)
(2,500)	ResMed, Inc.	(657,275)
(2,200)	Zimmer Biomet Holdings, Inc.	(314,864)
		(1,614,240)
	Hotels, Restaurants & Leisure — (4.3)%
(4,100)	Caesars Entertainment, Inc.[1]	(448,786)
(8,600)	Cracker Barrel Old Country Store, Inc.	(1,145,262)
(11,360)	Las Vegas Sands Corp.[1]	(440,881)
(7,560)	Wynn Resorts, Ltd.[1]	(678,888)
		(2,713,817)
	Household Products — (0.6)%
(2,840)	Kimberly-Clark Corp.	(367,752)
	Insurance — (3.7)%
(3,480)	Erie Indemnity Co. - Class A	(716,219)
(3,520)	Globe Life, Inc.	(313,350)
(4,940)	Kemper Corp.	(313,591)
(11,580)	Loews Corp.	(649,291)
(3,540)	Progressive Corp. (The)	(335,875)
		(2,328,326)
See Notes to Financial Statements.
104

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Quantitative U.S. Long/Short Equity Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2021
Shares		Value
COMMON STOCKS SOLD SHORT* — (Continued)
	Internet & Direct Marketing Retail — (1.1)%
(200)	Amazon.com, Inc.[1]	$ (674,486)
	Life Sciences Tools & Services — (0.5)%
(740)	Illumina, Inc.[1]	(307,144)
	Machinery — (1.8)%
(12,180)	Kennametal, Inc.	(484,155)
(5,900)	Woodward, Inc.	(666,405)
		(1,150,560)
	Metals & Mining — (0.6)%
(16,960)	Cleveland-Cliffs, Inc.[1]	(408,906)
	Mortgage Real Estate Investment Trust — (0.8)%
(23,780)	Arbor Realty Trust, Inc. REIT	(478,216)
	Multi-line Retail — (1.3)%
(7,340)	Dollar Tree, Inc.[1]	(790,958)
	Oil, Gas & Consumable Fuels — (2.9)%
(32,640)	EQT Corp.[1]	(649,863)
(4,820)	Hess Corp.	(397,987)
(28,000)	Williams Cos., Inc. (The)	(786,520)
		(1,834,370)
	Pharmaceuticals — (1.6)%
(2,660)	Eli Lilly & Co.	(677,662)
(3,940)	Merck & Co., Inc.	(346,917)
		(1,024,579)
	Real Estate Management & Development — (0.6)%
(16,740)	Opendoor Technologies, Inc.[1]	(396,905)
	Semiconductors & Semiconductor Equipment — (3.4)%
(2,080)	Analog Devices, Inc.	(360,859)
(4,380)	Silicon Laboratories, Inc.[1]	(826,769)
(7,760)	Wolfspeed, Inc.[1]	(932,054)
		(2,119,682)
	Software — (4.9)%
(2,840)	Autodesk, Inc.[1]	(902,012)
(1,200)	MicroStrategy, Inc. - Class A1	(858,072)
(4,840)	Pegasystems, Inc.	(574,605)
(1,400)	Tyler Technologies, Inc.[1]	(760,508)
		(3,095,197)
	Specialty Retail — (1.9)%
(19,960)	Monro, Inc.	(1,232,730)
	Thrifts & Mortgage Finance — (1.2)%
(60,880)	Capitol Federal Financial, Inc.	(738,474)
See Notes to Financial Statements.
105

THE GLENMEDE FUND, INC.

Quantitative U.S. Long/Short Equity Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2021
Shares		Value
COMMON STOCKS SOLD SHORT* — (Continued)
Trading Companies & Distributors — (0.8)%
(6,220)	MSC Industrial Direct Co., Inc. - Class A	$ (522,915)
TOTAL COMMON STOCKS SOLD SHORT (Proceeds $(42,779,692))		(42,871,983)
TOTAL SHORT INVESTMENTS (Proceeds $(42,779,692))	(67.8)%	$(42,871,983)
TOTAL INVESTMENTS (Cost $487,611)	31.2%	$ 19,743,180
OTHER ASSETS IN EXCESS OF LIABILITIES	68.8	43,514,138
NET ASSETS	100.0%	$ 63,257,318

*	Percentages indicated are based on net assets.
[1]	Non income-producing security.
[2]	All or portion of security pledged as collateral for securities sold short. The total market value of collateral is $9,992,890.
[3]	Securities or partial securities on loan. See Note 1.
[4]	Represents an investment of securities lending cash collateral.
See Notes to Financial Statements.
106

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Quantitative U.S. Long/Short Equity Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2021
INDUSTRY DIVERSIFICATION
On October 31, 2021, industry diversification of the Portfolio was as follows:
	% of Net Assets	Value
INDUSTRIES:
Long Positions:
Equity Real Estate Investment Trusts	7.7%	$ 4,874,006
Banks	5.6	3,556,952
Capital Markets	4.6	2,911,963
Software	4.3	2,708,181
Insurance	4.1	2,619,570
IT Services	4.1	2,565,445
Electronic Equipment, Instruments & Components	3.4	2,164,242
Metals & Mining	3.3	2,115,667
Construction & Engineering	3.1	1,956,010
Consumer Finance	3.0	1,893,008
Semiconductors & Semiconductor Equipment	3.0	1,890,513
Machinery	2.9	1,814,890
Chemicals	2.9	1,799,666
Air Freight & Logistics	2.8	1,798,982
Diversified Consumer Services	2.7	1,730,545
Health Care Providers & Services	2.7	1,709,945
Food & Staples Retailing	2.3	1,440,340
Internet & Direct Marketing Retail	2.1	1,354,875
Thrifts & Mortgage Finance	2.0	1,248,522
Media	2.0	1,247,363
Hotels, Restaurants & Leisure	1.9	1,226,194
Food Products	1.9	1,177,931
Pharmaceuticals	1.8	1,148,612
Household Durables	1.7	1,101,032
Professional Services	1.7	1,062,581
Oil, Gas & Consumable Fuels	1.7	1,050,617
Distributors	1.6	1,024,488
Wireless Telecommunication Services	1.4	861,325
Energy Equipment & Services	1.3	816,605
Trading Companies & Distributors	1.2	769,742
Biotechnology	1.2	742,095
Electrical Equipment	1.1	718,926
Diversified Financial Services	1.1	708,863
Entertainment	1.1	697,455
Paper & Forest Products	1.1	663,828
Commercial Services & Supplies	1.0	635,312
Health Care Equipment & Supplies	0.9	577,821
Technology Hardware, Storage & Peripherals	0.9	565,490
Beverages	0.9	542,300
Gas Utilities	0.7	460,526
Road & Rail	0.7	427,443
Multi-Utilities	0.6	392,729
Specialty Retail	0.6	364,275
Communications Equipment	0.5	330,083
Diversified Telecommunication Services	0.5	328,538
Short Positions:
Life Sciences Tools & Services	(0.5)	(307,144)
Household Products	(0.6)	(367,752)
Real Estate Management & Development	(0.6)	(396,905)
Metals & Mining	(0.6)	(408,906)
Mortgage Real Estate Investment Trust	(0.8)	(478,216)
Trading Companies & Distributors	(0.8)	(522,915)
Electric Utilities	(0.8)	(532,492)
See Notes to Financial Statements.
107

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Quantitative U.S. Long/Short Equity Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Concluded)
October 31, 2021
	% of Net Assets	Value
INDUSTRIES: — (Continued)
Short Positions: — (Continued)
Entertainment	(1.0)%	$ (622,178)
Food & Staples Retailing	(1.0)	(660,358)
Internet & Direct Marketing Retail	(1.1)	(674,486)
Thrifts & Mortgage Finance	(1.2)	(738,474)
Containers & Packaging	(1.2)	(784,898)
Multi-line Retail	(1.3)	(790,958)
Diversified Consumer Services	(1.3)	(826,680)
Beverages	(1.5)	(944,563)
Pharmaceuticals	(1.6)	(1,024,579)
Commercial Services & Supplies	(1.7)	(1,051,228)
Machinery	(1.8)	(1,150,560)
Electronic Equipment, Instruments & Components	(1.9)	(1,213,709)
Specialty Retail	(1.9)	(1,232,730)
Chemicals	(2.5)	(1,605,354)
Health Care Equipment & Supplies	(2.6)	(1,614,240)
Oil, Gas & Consumable Fuels	(2.9)	(1,834,370)
Airlines	(3.0)	(1,882,780)
Banks	(3.2)	(2,033,699)
Aerospace & Defense	(3.3)	(2,070,200)
Semiconductors & Semiconductor Equipment	(3.4)	(2,119,682)
Insurance	(3.7)	(2,328,326)
Hotels, Restaurants & Leisure	(4.3)	(2,713,817)
Software	(4.9)	(3,095,197)
Equity Real Estate Investment Trusts	(4.9)	(3,108,151)
Capital Markets	(5.9)	(3,736,436)
TOTAL COMMON STOCKS	29.9%	$18,923,513
REPURCHASE AGREEMENT	0.2	132,067
INVESTMENT OF SECURITY LENDING COLLATERAL	1.1	687,600
TOTAL INVESTMENTS	31.2%	$19,743,180
See Notes to Financial Statements.
108

THE GLENMEDE FUND, INC.

Quantitative U.S. Total Market Equity Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS
October 31, 2021
Shares		Value
COMMON STOCKS* — 127.8%
	Air Freight & Logistics — 3.9%
5,680	Expeditors International of Washington, Inc.[1]	$ 700,117
9,080	Hub Group, Inc. - Class A1,2	713,416
		1,413,533
	Automobiles — 2.8%
58,540	Ford Motor Co.[1,2]	999,863
	Banks — 6.0%
13,660	Citizens Financial Group, Inc.[1]	647,211
49,520	First Horizon Corp.[1]	840,354
20,380	KeyCorp[1]	474,243
8,960	Umpqua Holdings Corp.	183,232
		2,145,040
	Building Products — 2.1%
7,620	Fortune Brands Home & Security, Inc.[1]	772,668
	Capital Markets — 2.3%
3,880	Nasdaq, Inc.[1]	814,296
	Chemicals — 3.6%
4,100	CF Industries Holdings, Inc.[1]	232,880
18,600	Huntsman Corp.[1]	605,988
11,020	Mosaic Co. (The)[1]	458,101
		1,296,969
	Commercial Services & Supplies — 1.0%
2,700	Republic Services, Inc., Class A1	363,420
	Communications Equipment — 0.5%
3,060	Ciena Corp.[2]	166,127
	Construction & Engineering — 3.8%
7,340	EMCOR Group, Inc.[1]	891,737
3,940	Quanta Services, Inc.[1]	477,843
		1,369,580
	Consumer Finance — 3.2%
7,120	Ally Financial, Inc.	339,909
44,620	SLM Corp.	818,777
		1,158,686
	Containers & Packaging — 0.9%
8,160	Silgan Holdings, Inc.	328,032
	Distributors — 1.6%
10,400	LKQ Corp.[1,2]	572,832
	Diversified Telecommunication Services — 1.2%
36,920	Lumen Technologies, Inc.[1]	437,871
	Electric Utilities — 1.2%
8,100	Exelon Corp.[1]	430,839
	Electrical Equipment — 2.4%
5,560	Regal Rexnord Corp[1]	846,955
	Electronic Equipment, Instruments & Components — 1.9%
6,040	Arrow Electronics, Inc.[2]	699,130
	Energy Equipment & Services — 0.7%
10,620	Baker Hughes Co., Class A1	266,350
See Notes to Financial Statements.
109

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Quantitative U.S. Total Market Equity Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2021
Shares		Value
COMMON STOCKS* — (Continued)
	Entertainment — 1.4%
6,420	Activision Blizzard, Inc.[1]	$ 501,980
	Equity Real Estate Investment Trusts — 5.8%
11,460	American Homes 4 Rent - Class A1	465,276
4,880	First Industrial Realty Trust, Inc.	284,163
7,840	Lamar Advertising Co. - Class A1	887,488
14,940	VICI Properties, Inc.[1]	438,489
		2,075,416
	Food & Staples Retailing — 2.0%
10,220	Kroger Co. (The)[1]	409,005
14,087	Sprouts Farmers Market, Inc.[2,3]	311,886
		720,891
	Food Products — 4.5%
12,140	Darling Ingredients, Inc.[1,2]	1,026,073
3,440	General Mills, Inc.[1]	212,592
4,520	Tyson Foods, Inc. - Class A1	361,464
		1,600,129
	Gas Utilities — 1.3%
10,920	UGI Corp.[1]	474,037
	Health Care Equipment & Supplies — 0.8%
4,900	Dentsply Sirona, Inc.[1]	280,329
	Health Care Providers & Services — 5.1%
7,180	Centene Corp.[1,2]	511,504
5,480	DaVita, Inc.[2]	565,755
2,548	Molina Healthcare, Inc.[2]	753,494
		1,830,753
	Hotels, Restaurants & Leisure — 2.9%
35,280	International Game Technology PLC[2,3]	1,040,407
	Household Durables — 2.2%
6,620	DR Horton, Inc.[1]	590,967
4,337	PulteGroup, Inc.[1]	208,523
		799,490
	Household Products — 0.8%
6,280	Central Garden & Pet Co. - Class A1,2	290,136
	Insurance — 3.8%
3,200	Brown & Brown, Inc.[1]	201,952
10,580	Fidelity National Financial, Inc.[1]	506,888
18,000	Old Republic International Corp.[1]	464,940
8,000	Unum Group	203,760
		1,377,540
	Interactive Media & Services — 2.2%
18,160	Cargurus, Inc.[2]	609,086
3,340	Twitter, Inc.[2]	178,824
		787,910
	Internet & Direct Marketing Retail — 1.2%
5,620	eBay, Inc.[1]	431,166
	IT Services — 3.6%
6,000	Amdocs, Ltd.	467,040
See Notes to Financial Statements.
110

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Quantitative U.S. Total Market Equity Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2021
Shares		Value
COMMON STOCKS* — (Continued)
	IT Services — (Continued)
16,560	Genpact, Ltd.	$ 817,236
		1,284,276
	Leisure Product — 0.6%
2,160	Brunswick Corp.	201,074
	Life Sciences Tools & Services — 2.9%
4,660	Medpace Holdings, Inc.[2]	1,055,723
	Media — 5.5%
11,360	Comcast Corp. - Class A1	584,245
10,440	Fox Corp. - Class A	414,885
5,340	Interpublic Group of Cos., Inc. (The)	195,284
33,821	News Corp. - Class A	774,501
		1,968,915
	Metals & Mining — 1.7%
7,880	Commercial Metals Co.	253,579
2,546	Reliance Steel & Aluminum Co.	372,123
		625,702
	Mortgage Real Estate Investment Trust — 0.9%
19,840	Chimera Investment Corp.	309,702
	Multi-line Retail — 2.5%
3,420	Target Corp.[1]	887,900
	Multi-Utilities — 0.8%
9,780	MDU Resources Group, Inc.	300,539
	Oil, Gas & Consumable Fuels — 2.3%
20,200	Devon Energy Corp.[1]	809,616
	Pharmaceuticals — 3.1%
1,000	Johnson & Johnson[1]	162,880
12,720	Pfizer, Inc.[1]	556,373
13,580	Supernus Pharmaceuticals, Inc.[2]	405,363
		1,124,616
	Professional Services — 1.4%
1,700	ASGN, Inc.[2]	203,422
2,660	Robert Half International, Inc.	300,766
		504,188
	Semiconductors & Semiconductor Equipment — 6.6%
6,140	Applied Materials, Inc.[1]	839,031
9,620	Diodes, Inc.[2]	924,386
7,060	Intel Corp.[1]	345,940
5,180	ON Semiconductor Corp.[1,2]	249,003
		2,358,360
	Software — 11.4%
18,560	Box, Inc. - Class A2	479,405
6,440	Dolby Laboratories, Inc. - Class A	568,974
18,580	Dropbox, Inc. - Class A2	566,504
9,200	Oracle Corp.[1]	882,648
3,420	Progress Software Corp.	175,822
6,120	SPS Commerce, Inc.[2]	934,708
6,320	SS&C Technologies Holdings, Inc.[1]	502,250
		4,110,311
See Notes to Financial Statements.
111

THE GLENMEDE FUND, INC.

Quantitative U.S. Total Market Equity Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2021
Shares		Value
COMMON STOCKS* — (Continued)
	Specialty Retail — 2.0%
1,600	Best Buy Co., Inc.[1]	$ 195,584
2,860	Williams-Sonoma, Inc.[1]	531,188
		726,772
	Technology Hardware, Storage & Peripherals — 4.5%
25,120	HP, Inc.[1]	761,890
9,580	NetApp, Inc.[1]	855,494
		1,617,384
	Thrifts & Mortgage Finance — 2.6%
58,820	MGIC Investment Corp.	950,531
	Trading Companies & Distributors — 1.9%
5,260	WESCO International, Inc.[1,2]	681,486
	Wireless Telecommunication Services — 0.4%
8,200	Telephone & Data Systems, Inc.	153,668
	TOTAL COMMON STOCKS (Cost $26,924,654)	45,963,138
Face Amount
REPURCHASE AGREEMENT* — 0.5%
$187,604	With Fixed Income Clearing Corp., dated 10/29/21, 0.00%, principal and interest in the amount of $187,604, due 11/1/21, (collateralized by a U.S. Treasury Note with a par value of $174,600, coupon rate of 0.125%, due 10/15/26, market value of $191,457)	187,604
	TOTAL REPURCHASE AGREEMENT (Cost $187,604)	187,604
Shares
INVESTMENT OF SECURITY LENDING COLLATERAL* — 0.9%
316,958	State Street Navigator Securities Lending Government Money Market Portfolio[4]	316,958
	TOTAL INVESTMENT OF SECURITY LENDING COLLATERAL (Cost $316,958)	316,958
TOTAL LONG INVESTMENTS (Cost $27,429,216)	129.2%	$ 46,467,700
COMMON STOCKS SOLD SHORT* — (28.2)%
	Aerospace & Defense — (2.5)%
(600)	Boeing Co. (The)[2]	(124,218)
(1,020)	HEICO Corp.	(142,178)
(2,400)	Hexcel Corp.[2]	(136,176)
(2,020)	Mercury Systems, Inc.[2]	(104,111)
(1,620)	Raytheon Technologies Corp.	(143,953)
(380)	TransDigm Group, Inc.[2]	(237,051)
		(887,687)
	Air Freight & Logistics — (0.4)%
(700)	United Parcel Service, Inc. - Class B	(149,429)
	Airlines — (0.8)%
(3,340)	Southwest Airlines Co.[2]	(157,915)
(2,700)	United Airlines Holdings, Inc.[2]	(124,578)
		(282,493)
See Notes to Financial Statements.
112

THE GLENMEDE FUND, INC.

Quantitative U.S. Total Market Equity Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2021
Shares		Value
COMMON STOCKS SOLD SHORT* — (Continued)
	Auto Components — (0.4)%
(4,440)	Gentex Corp.	$ (157,132)
	Banks — (2.1)%
(5,200)	Cadence Bank	(150,904)
(1,180)	Cullen/Frost Bankers, Inc.	(152,810)
(180)	First Citizens BancShares, Inc. - Class A	(146,502)
(3,320)	First Financial Bankshares, Inc.	(168,390)
(200)	SVB Financial Group[2]	(143,480)
		(762,086)
	Beverages — (0.4)%
(100)	Boston Beer Co., Inc. (The) Class A2	(49,248)
(400)	Constellation Brands, Inc. - Class A	(86,724)
		(135,972)
	Building Products — (0.4)%
(1,200)	Trex Co., Inc.[2]	(127,680)
	Capital Markets — (0.3)%
(240)	MarketAxess Holdings, Inc.	(98,081)
	Chemicals — (1.4)%
(500)	Air Products and Chemicals, Inc.	(149,905)
(1)	Dow, Inc.	(56)
(320)	NewMarket Corp.	(108,803)
(900)	PPG Industries, Inc.	(144,513)
(700)	Scotts Miracle-Gro Co. (The)	(103,922)
		(507,199)
	Containers & Packaging — (0.3)%
(1,000)	AptarGroup, Inc.	(120,780)
	Diversified Consumer Services — (0.3)%
(634)	Bright Horizons Family Solutions, Inc.[2]	(105,244)
	Electric Utilities — (0.7)%
(1,420)	MGE Energy, Inc.	(107,764)
(2,000)	Xcel Energy, Inc.	(129,180)
		(236,944)
	Electrical Equipment — (0.4)%
(7,340)	Array Technologies, Inc.[2]	(156,709)
	Electronic Equipment, Instruments & Components — (0.4)%
(3,540)	National Instruments Corp.	(150,344)
	Entertainment — (0.4)%
(740)	Walt Disney Co. (The)[2]	(125,112)
	Equity Real Estate Investment Trusts — (1.6)%
(3,940)	Healthpeak Properties, Inc.	(139,910)
(8,000)	Macerich Co. (The)	(144,720)
(7,786)	Mack-Cali Realty Corp.[2]	(141,627)
(3,200)	Vornado Realty Trust	(136,416)
		(562,673)
	Food Products — (0.3)%
(800)	J&J Snack Foods Corp.	(118,040)
	Health Care Equipment & Supplies — (0.6)%
(480)	Becton Dickinson and Co.	(115,003)
See Notes to Financial Statements.
113

THE GLENMEDE FUND, INC.

Quantitative U.S. Total Market Equity Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2021
Shares		Value
COMMON STOCKS SOLD SHORT* — (Continued)
	Health Care Equipment & Supplies — (Continued)
(440)	ResMed, Inc.	$ (115,681)
		(230,684)
	Hotels, Restaurants & Leisure — (2.0)%
(1,100)	Caesars Entertainment, Inc.[2]	(120,406)
(1,580)	Cracker Barrel Old Country Store, Inc.	(210,409)
(980)	Hilton Worldwide Holdings, Inc.[2]	(141,071)
(2,620)	Las Vegas Sands Corp.[2]	(101,682)
(1,580)	Wynn Resorts, Ltd.[2]	(141,884)
		(715,452)
	Household Products — (0.4)%
(1,000)	Kimberly-Clark Corp.	(129,490)
	Insurance — (1.5)%
(720)	Erie Indemnity Co. - Class A	(148,183)
(760)	Hanover Insurance Group, Inc.(The)	(95,760)
(2,180)	Kemper Corp.	(138,386)
(1,480)	Progressive Corp. (The)	(140,423)
		(522,752)
	Internet & Direct Marketing Retail — (0.4)%
(40)	Amazon.com, Inc.[2]	(134,897)
	Leisure Product — (0.3)%
(1,020)	Polaris Industries, Inc.	(117,249)
	Machinery — (1.0)%
(3,400)	Kennametal, Inc.	(135,150)
(1,180)	PACCAR, Inc.	(105,752)
(1,100)	Woodward, Inc.	(124,245)
		(365,147)
	Metals & Mining — (0.4)%
(5,920)	Cleveland-Cliffs, Inc.[2]	(142,731)
	Multi-line Retail — (0.4)%
(1,480)	Dollar Tree, Inc.[2]	(159,485)
	Oil, Gas & Consumable Fuels — (0.4)%
(6,720)	EQT Corp.[2]	(133,795)
	Pharmaceuticals — (0.4)%
(1,700)	Merck & Co., Inc.	(149,685)
	Road & Rail — (0.9)%
(520)	Norfolk Southern Corp.	(152,386)
(640)	Union Pacific Corp.	(154,496)
		(306,882)
	Semiconductors & Semiconductor Equipment — (2.0)%
(800)	Analog Devices, Inc.	(138,792)
(1,800)	Microchip Technology, Inc.	(133,362)
(600)	NVIDIA Corp.	(153,402)
(800)	Silicon Laboratories, Inc.[2]	(151,008)
(1,300)	Wolfspeed, Inc.[2]	(156,143)
		(732,707)
	Software — (1.4)%
(280)	ANSYS, Inc.[2]	(106,282)
(500)	Autodesk, Inc.[2]	(158,805)
See Notes to Financial Statements.
114

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Quantitative U.S. Total Market Equity Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2021
Shares		Value
COMMON STOCKS SOLD SHORT* — (Continued)
	Software — (Continued)
(200)	MicroStrategy, Inc. - Class A2	$ (143,012)
(200)	Tyler Technologies, Inc.[2]	(108,644)
		(516,743)
	Specialty Retail — (1.3)%
(1,000)	CarMax, Inc.[2]	(136,920)
(7,900)	Designer Brands, Inc. - Class A2	(106,887)
(3,440)	Monro, Inc.	(212,454)
		(456,261)
	Textiles, Apparel & Luxury Goods — (0.3)%
(1,660)	VF Corp.	(120,981)
	Thrifts & Mortgage Finance — (0.3)%
(9,980)	Capitol Federal Financial, Inc.	(121,057)
	Trading Companies & Distributors — (0.7)%
(1,500)	MSC Industrial Direct Co., Inc. - Class A	(126,105)
(300)	WW Grainger, Inc.	(138,933)
		(265,038)
	Water Utilities — (0.4)%
(2,080)	SJW Group	(137,114)
	TOTAL COMMON STOCKS SOLD SHORT (Proceeds $(10,314,567))	(10,141,755)
TOTAL SHORT INVESTMENTS (Proceeds $(10,314,567))	(28.2)%	$(10,141,755)
TOTAL INVESTMENTS (Cost $17,114,649)	101.0%	$ 36,325,945
LIABILITIES IN EXCESS OF OTHER ASSETS	(1.0)	(365,357)
NET ASSETS	100.0%	$ 35,960,588

*	Percentages indicated are based on net assets.
[1]	All or portion of security pledged as collateral for securities sold short. The total market value of collateral is $12,368,070.
[2]	Non income-producing security.
[3]	Securities or partial securities on loan. See Note 1.
[4]	Represents an investment of securities lending cash collateral.
See Notes to Financial Statements.
115

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Quantitative U.S. Total Market Equity Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2021
INDUSTRY DIVERSIFICATION
On October 31, 2021, industry diversification of the Portfolio was as follows:
	% of Net Assets	Value
INDUSTRIES:
Long Positions:
Software	11.4%	$ 4,110,311
Semiconductors & Semiconductor Equipment	6.6	2,358,360
Banks	6.0	2,145,040
Equity Real Estate Investment Trusts	5.8	2,075,416
Media	5.5	1,968,915
Health Care Providers & Services	5.1	1,830,753
Technology Hardware, Storage & Peripherals	4.5	1,617,384
Food Products	4.5	1,600,129
Air Freight & Logistics	3.9	1,413,533
Insurance	3.8	1,377,540
Construction & Engineering	3.8	1,369,580
Chemicals	3.6	1,296,969
IT Services	3.6	1,284,276
Consumer Finance	3.2	1,158,686
Pharmaceuticals	3.1	1,124,616
Life Sciences Tools & Services	2.9	1,055,723
Hotels, Restaurants & Leisure	2.9	1,040,407
Automobiles	2.8	999,863
Thrifts & Mortgage Finance	2.6	950,531
Multi-line Retail	2.5	887,900
Electrical Equipment	2.4	846,955
Capital Markets	2.3	814,296
Oil, Gas & Consumable Fuels	2.3	809,616
Household Durables	2.2	799,490
Interactive Media & Services	2.2	787,910
Building Products	2.1	772,668
Specialty Retail	2.0	726,772
Food & Staples Retailing	2.0	720,891
Electronic Equipment, Instruments & Components	1.9	699,130
Trading Companies & Distributors	1.9	681,486
Metals & Mining	1.7	625,702
Distributors	1.6	572,832
Professional Services	1.4	504,188
Entertainment	1.4	501,980
Gas Utilities	1.3	474,037
Diversified Telecommunication Services	1.2	437,871
Internet & Direct Marketing Retail	1.2	431,166
Electric Utilities	1.2	430,839
Commercial Services & Supplies	1.0	363,420
Containers & Packaging	0.9	328,032
Mortgage Real Estate Investment Trust	0.9	309,702
Multi-Utilities	0.8	300,539
Household Products	0.8	290,136
Health Care Equipment & Supplies	0.8	280,329
Energy Equipment & Services	0.7	266,350
Leisure Product	0.6	201,074
Communications Equipment	0.5	166,127
Wireless Telecommunication Services	0.4	153,668
Short Positions:
Capital Markets	(0.3)	(98,081)
Diversified Consumer Services	(0.3)	(105,244)
Leisure Product	(0.3)	(117,249)
Food Products	(0.3)	(118,040)
See Notes to Financial Statements.
116

THE GLENMEDE FUND, INC.

Quantitative U.S. Total Market Equity Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Concluded)
October 31, 2021
	% of Net Assets	Value
INDUSTRIES: — (Continued)
Short Positions: — (Continued)
Containers & Packaging	(0.3)%	$ (120,780)
Textiles, Apparel & Luxury Goods	(0.3)	(120,981)
Thrifts & Mortgage Finance	(0.3)	(121,057)
Entertainment	(0.4)	(125,112)
Building Products	(0.4)	(127,680)
Household Products	(0.4)	(129,490)
Oil, Gas & Consumable Fuels	(0.4)	(133,795)
Internet & Direct Marketing Retail	(0.4)	(134,897)
Beverages	(0.4)	(135,972)
Water Utilities	(0.4)	(137,114)
Metals & Mining	(0.4)	(142,731)
Air Freight & Logistics	(0.4)	(149,429)
Pharmaceuticals	(0.4)	(149,685)
Electronic Equipment, Instruments & Components	(0.4)	(150,344)
Electrical Equipment	(0.4)	(156,709)
Auto Components	(0.4)	(157,132)
Multi-line Retail	(0.4)	(159,485)
Health Care Equipment & Supplies	(0.6)	(230,684)
Electric Utilities	(0.7)	(236,944)
Trading Companies & Distributors	(0.7)	(265,038)
Airlines	(0.8)	(282,493)
Road & Rail	(0.9)	(306,882)
Machinery	(1.0)	(365,147)
Specialty Retail	(1.3)	(456,261)
Chemicals	(1.4)	(507,199)
Software	(1.4)	(516,743)
Insurance	(1.5)	(522,752)
Equity Real Estate Investment Trusts	(1.6)	(562,673)
Hotels, Restaurants & Leisure	(2.0)	(715,452)
Semiconductors & Semiconductor Equipment	(2.0)	(732,707)
Banks	(2.1)	(762,086)
Aerospace & Defense	(2.5)	(887,687)
TOTAL COMMON STOCKS	99.6%	$35,821,383
REPURCHASE AGREEMENT	0.5	187,604
INVESTMENT OF SECURITY LENDING COLLATERAL	0.9	316,958
TOTAL INVESTMENTS	101.0%	$36,325,945
See Notes to Financial Statements.
117

THE GLENMEDE FUND, INC.

Strategic Equity Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS
October 31, 2021
Shares		Value
COMMON STOCKS* — 99.4%
	Aerospace & Defense — 2.7%
81,708	Raytheon Technologies Corp.	$ 7,260,573
	Banks — 5.5%
39,539	JPMorgan Chase & Co.	6,717,281
38,393	PNC Financial Services Group, Inc. (The)	8,102,075
		14,819,356
	Beverages — 1.8%
30,609	PepsiCo, Inc.	4,946,414
	Biotechnology — 1.3%
13,575	Biogen, Inc.[1]	3,620,181
	Capital Markets — 1.9%
40,599	Northern Trust Corp.	4,995,301
	Chemicals — 2.1%
34,888	PPG Industries, Inc.	5,601,966
	Communications Equipment — 2.0%
94,588	Cisco Systems, Inc.	5,294,090
	Consumer Finance — 2.4%
57,127	Discover Financial Services	6,473,632
	Electrical Equipment — 2.7%
53,993	AMETEK, Inc.	7,148,673
	Electronic Equipment, Instruments & Components — 3.1%
109,512	Amphenol Corp. - Class A	8,407,236
	Food & Staples Retailing — 1.8%
31,580	Walmart, Inc.	4,718,684
	Health Care Equipment & Supplies — 3.8%
34,597	Abbott Laboratories	4,459,207
21,782	Stryker Corp.	5,795,537
		10,254,744
	Health Care Providers & Services — 2.8%
26,042	Laboratory Corp. of America Holdings[1]	7,474,575
	Hotels, Restaurants & Leisure — 3.3%
3,604	Booking Holdings, Inc.[1]	8,724,491
	Household Products — 1.3%
46,574	Colgate-Palmolive Co.	3,548,473
	Insurance — 2.4%
32,887	Chubb, Ltd.	6,425,462
	Interactive Media & Services — 8.8%
4,567	Alphabet, Inc. - Class C1	13,543,027
31,557	Meta Platforms, Inc. - Class A1	10,210,899
		23,753,926
	Internet & Direct Marketing Retail — 1.8%
1,409	Amazon.com, Inc.[1]	4,751,754
	IT Services — 10.9%
20,168	Accenture PLC - Class A	7,236,077
17,695	Gartner, Inc.[1]	5,873,147
42,796	Global Payments, Inc.	6,119,400
30,052	Mastercard, Inc. - Class A	10,083,047
		29,311,671
See Notes to Financial Statements.
118

THE GLENMEDE FUND, INC.

Strategic Equity Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2021
Shares		Value
COMMON STOCKS* — (Continued)
	Life Sciences Tools & Services — 2.5%
18,228	Waters Corp.[1]	$ 6,699,701
	Machinery — 2.6%
23,735	Parker-Hannifin Corp.	7,039,564
	Media — 2.7%
142,350	Comcast Corp. - Class A	7,321,061
	Multi-line Retail — 2.4%
28,997	Dollar General Corp.	6,423,415
	Oil, Gas & Consumable Fuels — 2.2%
51,132	Chevron Corp.	5,854,103
	Pharmaceuticals — 5.5%
70,904	Bristol-Myers Squibb Co.	4,140,793
19,496	Eli Lilly & Co.	4,966,801
25,697	Zoetis, Inc.	5,555,691
		14,663,285
	Road & Rail — 1.7%
13,472	Old Dominion Freight Line, Inc.	4,598,667
	Software — 6.4%
33,231	Microsoft Corp.	11,020,064
63,624	Oracle Corp.	6,104,087
		17,124,151
	Specialty Retail — 7.2%
18,816	Home Depot, Inc. (The)	6,994,660
42,571	Ross Stores, Inc.	4,819,037
20,740	Ulta Beauty, Inc.[1]	7,619,046
		19,432,743
	Technology Hardware, Storage & Peripherals — 3.8%
68,696	Apple, Inc.	10,290,661
	TOTAL COMMON STOCKS (Cost $117,779,129)	266,978,553
Face Amount
REPURCHASE AGREEMENT* — 0.6%
$1,720,703	With Fixed Income Clearing Corp., dated 10/29/21, 0.00%, principal and interest in the amount of $1,720,703, due 11/1/21, (collateralized by a U.S. Treasury Note with a par value of $1,624,100, coupon rate of 2.875%, due 05/31/25, market value of $1,755,148)	1,720,703
	TOTAL REPURCHASE AGREEMENT (Cost $1,720,703)	1,720,703
TOTAL INVESTMENTS (Cost $119,499,832)	100.0%	$268,699,256
LIABILITIES IN EXCESS OF OTHER ASSETS	(0.0)	(51,467)
NET ASSETS	100.0%	$268,647,789

*	Percentages indicated are based on net assets.
[1]	Non income-producing security.
See Notes to Financial Statements.
119

THE GLENMEDE FUND, INC.

Strategic Equity Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Concluded)
October 31, 2021
INDUSTRY DIVERSIFICATION
On October 31, 2021, industry diversification of the Portfolio was as follows:
	% of Net Assets	Value
INDUSTRIES:
IT Services	10.9%	$ 29,311,671
Interactive Media & Services	8.8	23,753,926
Specialty Retail	7.2	19,432,743
Software	6.4	17,124,151
Banks	5.5	14,819,356
Pharmaceuticals	5.5	14,663,285
Technology Hardware, Storage & Peripherals	3.8	10,290,661
Health Care Equipment & Supplies	3.8	10,254,744
Hotels, Restaurants & Leisure	3.3	8,724,491
Electronic Equipment, Instruments & Components	3.1	8,407,236
Health Care Providers & Services	2.8	7,474,575
Media	2.7	7,321,061
Aerospace & Defense	2.7	7,260,573
Electrical Equipment	2.7	7,148,673
Machinery	2.6	7,039,564
Life Sciences Tools & Services	2.5	6,699,701
Consumer Finance	2.4	6,473,632
Insurance	2.4	6,425,462
Multi-line Retail	2.4	6,423,415
Oil, Gas & Consumable Fuels	2.2	5,854,103
Chemicals	2.1	5,601,966
Communications Equipment	2.0	5,294,090
Capital Markets	1.9	4,995,301
Beverages	1.8	4,946,414
Internet & Direct Marketing Retail	1.8	4,751,754
Food & Staples Retailing	1.8	4,718,684
Road & Rail	1.7	4,598,667
Biotechnology	1.3	3,620,181
Household Products	1.3	3,548,473
TOTAL COMMON STOCKS	99.4%	$266,978,553
REPURCHASE AGREEMENT	0.6	1,720,703
TOTAL INVESTMENTS	100.0%	$268,699,256
See Notes to Financial Statements.
120

THE GLENMEDE FUND, INC.

Small Cap Equity Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS
October 31, 2021
Shares		Value
COMMON STOCKS* — 98.8%
	Air Freight & Logistics — 1.4%
258,891	Atlas Air Worldwide Holdings, Inc.[1]	$ 21,001,238
	Auto Components — 1.0%
104,412	LCI Industries	14,580,092
	Banks — 10.1%
277,336	Ameris Bancorp	14,529,633
395,752	Cathay General Bancorp	16,696,777
1,770,737	FNB Corp.	20,629,086
427,533	Hancock Whitney Corp.	21,154,333
498,349	Simmons First National Corp. - Class A	14,895,652
1,150,189	Umpqua Holdings Corp.	23,521,365
345,188	United Community Banks, Inc.	12,026,350
287,217	Wintrust Financial Corp.	25,418,704
		148,871,900
	Biotechnology — 0.9%
999,992	Ironwood Pharmaceuticals, Inc.[1]	12,769,898
	Building Products — 1.5%
178,523	Masonite International Corp.[1]	21,424,545
	Capital Markets — 3.7%
136,362	Evercore, Inc. - Class A	20,705,206
284,582	Stifel Financial Corp.	20,737,490
531,945	Virtu Financial, Inc. - Class A	13,234,792
		54,677,488
	Chemicals — 2.7%
217,389	Ingevity Corp.[1]	16,936,777
676,213	Valvoline, Inc.	22,964,193
		39,900,970
	Communications Equipment — 1.1%
300,393	Ciena Corp.[1]	16,308,336
	Construction & Engineering — 4.3%
255,268	Arcosa, Inc.	13,205,013
149,867	Dycom Industries, Inc.[1,2]	11,902,437
149,867	EMCOR Group, Inc.	18,207,342
231,552	MasTec, Inc.[1,2]	20,638,230
		63,953,022
	Containers & Packaging — 1.9%
758,228	Graphic Packaging Holding Co.	15,111,484
317,520	Silgan Holdings, Inc.	12,764,304
		27,875,788
	Electric Utilities — 1.8%
240,446	Otter Tail Corp.	14,910,056
236,493	Portland General Electric Co.	11,661,470
		26,571,526
	Electrical Equipment — 0.9%
169,629	EnerSys	13,577,105
	Electronic Equipment, Instruments & Components — 0.9%
1,038,200	TTM Technologies, Inc.[1,2]	13,745,768
	Equity Real Estate Investment Trusts — 7.6%
531,205	Hudson Pacific Properties, Inc.	13,678,529
1,118,279	Lexington Realty Trust	16,293,325
640,670	Outfront Media, Inc.	15,946,276
See Notes to Financial Statements.
121

THE GLENMEDE FUND, INC.

Small Cap Equity Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2021
Shares		Value
COMMON STOCKS* — (Continued)
	Equity Real Estate Investment Trusts — (Continued)
884,172	Piedmont Office Realty Trust, Inc. - Class A	$ 15,702,895
360,807	STAG Industrial, Inc.	15,705,929
1,202,518	Uniti Group, Inc.	17,208,032
681,154	Washington Real Estate Investment Trust REIT	17,267,254
		111,802,240
	Food & Staples Retailing — 0.7%
216,664	Performance Food Group Co.[1]	9,799,713
	Food Products — 1.5%
1,148,212	Hostess Brands, Inc.[1,2]	21,712,689
	Gas Utilities — 1.4%
293,476	New Jersey Resources Corp.	11,096,328
435,767	South Jersey Industries, Inc.[2]	9,918,057
		21,014,385
	Health Care Equipment & Supplies — 5.3%
66,863	ICU Medical, Inc.[1]	15,654,634
271,407	Merit Medical Systems, Inc.[1]	18,254,835
60,276	Mesa Laboratories, Inc.[2]	18,426,373
307,639	Neogen Corp.[1]	13,016,206
227,600	NuVasive, Inc.[1]	12,144,736
		77,496,784
	Health Care Providers & Services — 3.1%
198,615	AMN Healthcare Services, Inc.[1]	19,603,300
213,437	HealthEquity, Inc.[1]	14,125,261
541,497	R1 RCM, Inc.[1]	11,750,485
		45,479,046
	Health Care Technology — 3.2%
860,006	Evolent Health, Inc. - Class A1,2	25,172,376
390,642	Vocera Communications, Inc.[1,2]	22,102,524
		47,274,900
	Hotels, Restaurants & Leisure — 1.7%
397,559	Boyd Gaming Corp.[1]	25,356,313
	Household Durables — 2.7%
51,053	Helen of Troy, Ltd.[1,2]	11,484,372
418,310	La-Z-Boy, Inc.	13,904,625
617,584	Tri Pointe Homes, Inc.[1]	14,939,357
		40,328,354
	Household Products — 1.1%
438,337	Energizer Holdings, Inc.[2]	15,986,150
	Insurance — 1.3%
275,689	Stewart Information Services Corp.	19,620,786
	Interactive Media & Services — 2.6%
568,836	Cargurus, Inc.[1,2]	19,078,760
148,220	Ziff Davis, Inc.[1,2]	19,012,179
		38,090,939
	Life Sciences Tools & Services — 2.2%
301,381	NeoGenomics, Inc.[1,2]	13,863,526
203,555	Syneos Health, Inc.[1]	18,999,824
		32,863,350
	Machinery — 2.3%
402,500	Hillenbrand, Inc.	18,297,650
See Notes to Financial Statements.
122

THE GLENMEDE FUND, INC.

Small Cap Equity Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2021
Shares		Value
COMMON STOCKS* — (Continued)
	Machinery — (Continued)
227,271	Timken Co. (The)	$ 16,124,877
		34,422,527
	Media — 1.1%
105,401	Nexstar Media Group, Inc. - Class A2	15,802,772
	Multi-line Retail — 0.7%
220,683	Kohl’s Corp.	10,709,746
	Oil, Gas & Consumable Fuels — 3.9%
1,243,073	CNX Resources Corp.[1]	18,161,297
408,758	Matador Resources Co.	17,106,522
603,351	Ovintiv, Inc.	22,637,729
		57,905,548
	Pharmaceuticals — 3.1%
182,475	Pacira BioSciences, Inc.[1]	9,539,793
355,399	Prestige Consumer Healthcare, Inc.[1]	21,320,386
499,996	Supernus Pharmaceuticals, Inc.[1,2]	14,924,881
		45,785,060
	Professional Services — 2.7%
181,158	ASGN, Inc.[1]	21,677,366
61,593	CACI International, Inc. - Class A1	17,716,611
		39,393,977
	Semiconductors & Semiconductor Equipment — 2.8%
268,772	Diodes, Inc.[1]	25,826,302
647,704	Rambus, Inc.[1]	15,072,072
		40,898,374
	Software — 6.8%
281,618	CommVault Systems, Inc.[1]	17,319,507
858,030	Mandiant, Inc.[1]	14,964,043
323,759	Progress Software Corp.	16,644,450
120,552	SPS Commerce, Inc.[1]	18,411,907
257,573	Verint Systems, Inc.[1,2]	12,002,902
1,292,151	Vonage Holdings Corp.[1]	20,829,474
		100,172,283
	Specialty Retail — 2.4%
99,801	Asbury Automotive Group, Inc.[1]	19,532,054
339,259	Foot Locker, Inc.	16,172,476
		35,704,530
	Thrifts & Mortgage Finance — 1.0%
600,786	Radian Group, Inc.	14,340,762
	Trading Companies & Distributors — 5.4%
360,010	Beacon Roofing Supply, Inc.[1]	19,033,729
235,505	Boise Cascade Co.	13,334,293
762,510	Univar Solutions, Inc.[1]	19,505,006
208,167	WESCO International, Inc.[1]	26,970,116
		78,843,144
	TOTAL COMMON STOCKS (Cost $962,875,078)	1,456,062,048
See Notes to Financial Statements.
123

THE GLENMEDE FUND, INC.

Small Cap Equity Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2021
Face Amount		Value
REPURCHASE AGREEMENT* — 1.3%
$19,490,176
With Fixed Income Clearing Corp., dated 10/29/21, 0.00%, principal and interest in the amount of $19,490,176, due 11/1/21, (collateralized by a U.S. Treasury Note with a par value of $20,357,600, coupon rate of 0.250%, due 05/31/25, market value of $19,879,999)
		$ 19,490,176
TOTAL REPURCHASE AGREEMENT (Cost $19,490,176)		19,490,176
Shares
INVESTMENT OF SECURITY LENDING COLLATERAL* — 3.3%
48,882,501	State Street Navigator Securities Lending Government Money Market Portfolio[3]	48,882,501
TOTAL INVESTMENT OF SECURITY LENDING COLLATERAL (Cost $48,882,501)		48,882,501
TOTAL INVESTMENTS (Cost $1,031,247,755)	103.4%	$1,524,434,725
LIABILITIES IN EXCESS OF OTHER ASSETS	(3.4)	(49,592,023)
NET ASSETS	100.0%	$1,474,842,702

*	Percentages indicated are based on net assets.
[1]	Non income-producing security.
[2]	Securities or partial securities on loan. See Note 1.
[3]	Represents an investment of securities lending cash collateral.
See Notes to Financial Statements.
124

THE GLENMEDE FUND, INC.

Small Cap Equity Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Concluded)
October 31, 2021
INDUSTRY DIVERSIFICATION
On October 31, 2021, industry diversification of the Portfolio was as follows:
	% of Net Assets	Value
INDUSTRIES:
Banks	10.1%	$ 148,871,900
Equity Real Estate Investment Trusts	7.6	111,802,240
Software	6.8	100,172,283
Trading Companies & Distributors	5.4	78,843,144
Health Care Equipment & Supplies	5.3	77,496,784
Construction & Engineering	4.3	63,953,022
Oil, Gas & Consumable Fuels	3.9	57,905,548
Capital Markets	3.7	54,677,488
Health Care Technology	3.2	47,274,900
Pharmaceuticals	3.1	45,785,060
Health Care Providers & Services	3.1	45,479,046
Semiconductors & Semiconductor Equipment	2.8	40,898,374
Household Durables	2.7	40,328,354
Chemicals	2.7	39,900,970
Professional Services	2.7	39,393,977
Interactive Media & Services	2.6	38,090,939
Specialty Retail	2.4	35,704,530
Machinery	2.3	34,422,527
Life Sciences Tools & Services	2.2	32,863,350
Containers & Packaging	1.9	27,875,788
Electric Utilities	1.8	26,571,526
Hotels, Restaurants & Leisure	1.7	25,356,313
Food Products	1.5	21,712,689
Building Products	1.5	21,424,545
Gas Utilities	1.4	21,014,385
Air Freight & Logistics	1.4	21,001,238
Insurance	1.3	19,620,786
Communications Equipment	1.1	16,308,336
Household Products	1.1	15,986,150
Media	1.1	15,802,772
Auto Components	1.0	14,580,092
Thrifts & Mortgage Finance	1.0	14,340,762
Electronic Equipment, Instruments & Components	0.9	13,745,768
Electrical Equipment	0.9	13,577,105
Biotechnology	0.9	12,769,898
Multi-line Retail	0.7	10,709,746
Food & Staples Retailing	0.7	9,799,713
TOTAL COMMON STOCKS	98.8%	$1,456,062,048
REPURCHASE AGREEMENT	1.3	19,490,176
INVESTMENT OF SECURITY LENDING COLLATERAL	3.3	48,882,501
TOTAL INVESTMENTS	103.4%	$1,524,434,725
See Notes to Financial Statements.
125

THE GLENMEDE FUND, INC.

Equity Income Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS
October 31, 2021
Shares		Value
COMMON STOCKS* — 99.5%
	Aerospace & Defense — 2.1%
5,373	Raytheon Technologies Corp.	$ 477,445
	Air Freight & Logistics — 2.0%
2,106	United Parcel Service, Inc. - Class B	449,568
	Banks — 2.1%
2,736	JPMorgan Chase & Co.	464,819
	Beverages — 2.6%
3,514	PepsiCo, Inc.	567,862
	Biotechnology — 1.9%
2,027	Amgen, Inc.	419,528
	Capital Markets — 8.9%
1,304	Ameriprise Financial, Inc.	393,978
413	BlackRock, Inc.	389,649
7,066	Charles Schwab Corp. (The)	579,624
2,707	Northern Trust Corp.	333,069
1,299	T Rowe Price Group, Inc.	281,727
		1,978,047
	Chemicals — 3.8%
1,279	Air Products and Chemicals, Inc.	383,457
2,835	PPG Industries, Inc.	455,216
		838,673
	Communications Equipment — 2.9%
11,336	Cisco Systems, Inc.	634,476
	Distributors — 1.1%
1,850	Genuine Parts Co.	242,554
	Electrical Equipment — 4.0%
2,696	Eaton Corp. PLC	444,193
1,398	Rockwell Automation, Inc.	446,521
		890,714
	Electronic Equipment, Instruments & Components — 2.1%
3,258	TE Connectivity, Ltd.	475,668
	Food Products — 2.9%
1,987	Hershey Co. (The)	348,420
4,990	Mondelez International, Inc. - Class A	303,093
		651,513
	Gas Utilities — 1.9%
9,792	UGI Corp.	425,071
	Health Care Equipment & Supplies — 3.7%
3,423	Abbott Laboratories	441,190
3,238	Medtronic PLC	388,107
		829,297
	Health Care Providers & Services — 2.1%
3,149	Quest Diagnostics, Inc.	462,210
	Hotels, Restaurants & Leisure — 3.5%
1,959	McDonald’s Corp.	481,032
2,785	Starbucks Corp.	295,405
		776,437
	Household Durables — 1.6%
2,529	Garmin, Ltd.	363,164
See Notes to Financial Statements.
126

THE GLENMEDE FUND, INC.

Equity Income Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2021
Shares		Value
COMMON STOCKS* — (Continued)
	Household Products — 3.5%
5,038	Colgate-Palmolive Co.	$ 383,845
2,835	Procter & Gamble Co. (The)	405,377
		789,222
	Insurance — 5.7%
6,140	Aflac, Inc.	329,534
1,563	Allstate Corp. (The)	193,296
1,318	Everest Re Group, Ltd.	344,657
6,161	Principal Financial Group, Inc.	413,342
		1,280,829
	IT Services — 4.1%
984	Accenture PLC - Class A	353,050
4,576	Paychex, Inc.	564,129
		917,179
	Machinery — 5.1%
1,574	Cummins, Inc.	377,508
1,426	Illinois Tool Works, Inc.	324,943
2,175	Snap-on, Inc.	442,025
		1,144,476
	Media — 4.2%
9,683	Comcast Corp. - Class A	497,996
11,689	Interpublic Group of Cos., Inc. (The)	427,467
		925,463
	Multi-Utilities — 3.1%
5,402	Dominion Energy, Inc.	410,174
2,401	DTE Energy Co.	272,153
		682,327
	Oil, Gas & Consumable Fuels — 3.2%
3,434	Chevron Corp.	393,159
4,380	Phillips 66	327,536
		720,695
	Pharmaceuticals — 9.2%
7,439	Bristol-Myers Squibb Co.	434,438
2,874	Eli Lilly & Co.	732,180
3,729	Johnson & Johnson	607,380
6,407	Pfizer, Inc.	280,242
		2,054,240
	Road & Rail — 2.2%
1,988	Union Pacific Corp.	479,903
	Semiconductors & Semiconductor Equipment — 3.0%
3,553	Texas Instruments, Inc.	666,116
	Specialty Retail — 4.4%
1,692	Home Depot, Inc. (The)	628,984
5,495	TJX Cos., Inc. (The)	359,868
		988,852
	Technology Hardware, Storage & Peripherals — 2.6%
6,485	NetApp, Inc.	579,111
	TOTAL COMMON STOCKS (Cost $14,985,452)	22,175,459
See Notes to Financial Statements.
127

THE GLENMEDE FUND, INC.

Equity Income Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2021
Face Amount		Value
REPURCHASE AGREEMENT* — 0.5%
$120,692
With Fixed Income Clearing Corp., dated 10/29/21, 0.00%, principal and interest in the amount of $120,692, due 11/1/21, (collateralized by a U.S. Treasury Note with a par value of $107,900, coupon rate of 0.125%, due 04/15/25, market value of $123,145)
		$ 120,692
TOTAL REPURCHASE AGREEMENT (Cost $120,692)		120,692
TOTAL INVESTMENTS (Cost $15,106,144)	100.0%	$22,296,151
LIABILITIES IN EXCESS OF OTHER ASSETS	(0.0)	(37)
NET ASSETS	100.0%	$22,296,114

*	Percentages indicated are based on net assets.
See Notes to Financial Statements.
128

THE GLENMEDE FUND, INC.

Equity Income Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Concluded)
October 31, 2021
INDUSTRY DIVERSIFICATION
On October 31, 2021, industry diversification of the Portfolio was as follows:
	% of Net Assets	Value
INDUSTRIES:
Pharmaceuticals	9.2%	$ 2,054,240
Capital Markets	8.9	1,978,047
Insurance	5.7	1,280,829
Machinery	5.1	1,144,476
Specialty Retail	4.4	988,852
Media	4.2	925,463
IT Services	4.1	917,179
Electrical Equipment	4.0	890,714
Chemicals	3.8	838,673
Health Care Equipment & Supplies	3.7	829,297
Household Products	3.5	789,222
Hotels, Restaurants & Leisure	3.5	776,437
Oil, Gas & Consumable Fuels	3.2	720,695
Multi-Utilities	3.1	682,327
Semiconductors & Semiconductor Equipment	3.0	666,116
Food Products	2.9	651,513
Communications Equipment	2.9	634,476
Technology Hardware, Storage & Peripherals	2.6	579,111
Beverages	2.6	567,862
Road & Rail	2.2	479,903
Aerospace & Defense	2.1	477,445
Electronic Equipment, Instruments & Components	2.1	475,668
Banks	2.1	464,819
Health Care Providers & Services	2.1	462,210
Air Freight & Logistics	2.0	449,568
Gas Utilities	1.9	425,071
Biotechnology	1.9	419,528
Household Durables	1.6	363,164
Distributors	1.1	242,554
TOTAL COMMON STOCKS	99.5%	$22,175,459
REPURCHASE AGREEMENT	0.5	120,692
TOTAL INVESTMENTS	100.0%	$22,296,151
See Notes to Financial Statements.
129

THE GLENMEDE FUND, INC.

Secured Options Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS
October 31, 2021
Shares		Value
EXCHANGE-TRADED FUNDS* — 5.3%
22,100	SPDR S&P 500 ETF Trust[1]	$ 10,149,425
30,000	Vanguard S&P 500 ETF[1]	12,664,800
	TOTAL EXCHANGE-TRADED FUNDS (Cost $6,430,609)	22,814,225
Face Amount
U.S. TREASURY BILLS* — 26.7%
$60,000,000	U.S. Treasury Bill, 0.047% due 01/6/22[1]	59,992,557
55,000,000	U.S. Treasury Bill, 0.055% due 04/7/22[1]	54,986,208
	TOTAL U.S. TREASURY BILLS (Cost $114,981,758)	114,978,765
REPURCHASE AGREEMENT* — 1.7%
7,484,965	With Fixed Income Clearing Corp., dated 10/29/21, 0.00%, principal and interest in the amount of $7,484,965, due 11/1/21, (collateralized by a U.S. Treasury Note with a par value of $7,064,700, coupon rate of 2.875%, due 05/31/25, market value of $7,634,746)	7,484,965
	TOTAL REPURCHASE AGREEMENT (Cost $7,484,965)	7,484,965
TOTAL PURCHASED OPTIONS (Cost $955,943,280)	232.7%	1,003,848,975
TOTAL INVESTMENTS (Cost $1,084,840,612)	266.4%	$1,149,126,930
LIABILITIES IN EXCESS OF OTHER ASSETS	(166.4)	(717,739,446)
NET ASSETS[2]	100.0%	$ 431,387,484

*	Percentages indicated are based on net assets.
[1]	All or a portion of this security is held as collateral for written options.
[2]	Cash in the amount of $8,581,321 is held as collateral to secure the open written call and put options contracts.
See Notes to Financial Statements.
130

THE GLENMEDE FUND, INC.

Secured Options Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Concluded)
October 31, 2021
Description	Counterparty	Exercise Price/ FX Rate	Expiration Date		Number of Contracts	Notional Amount	Market Value	Premiums Paid (Recieved by Fund)	Unrealized Appreciation/ (Depreciation)
PURCHASED OPTIONS
CALLS:
S&P 500 Index	OCC**	1,000.00	12/17/21	USD	2,790	$ 1,284,901,200	$1,003,800,150	$ 955,508,040	$ 48,292,110
PUTS:
S&P 500 Index	OCC**	2,000.00	12/17/21	USD	2,790	1,284,901,200	48,825	435,240	(386,415)
TOTAL PURCHASED OPTIONS						$ 2,569,802,400	$1,003,848,975	$ 955,943,280	$ 47,905,695
WRITTEN OPTIONS
CALLS:
S&P 500 Index	OCC**	2,000.00	12/17/21	USD	2,790	(1,284,901,200)	(724,995,450)	(677,172,060)	(47,823,390)
PUTS:
S&P 500 Index	OCC**	4,300.00	11/19/21	USD	770	(354,614,260)	(773,850)	(2,130,516)	1,356,666
S&P 500 Index	OCC**	4,500.00	11/19/21	USD	50	(23,026,900)	(137,250)	(398,375)	261,125
S&P 500 Index	OCC**	1,000.00	12/17/21	USD	2,790	(1,284,901,200)	(6,975)	(39,060)	32,085
TOTAL PUTS						$(1,662,542,360)	$ (918,075)	$ (2,567,951)	$ 1,649,876
TOTAL WRITTEN OPTIONS						$(2,947,443,560)	$ (725,913,525)	$(679,740,011)	$(46,173,514)

**	The Options Clearing Corp
SECTOR DIVERSIFICATION*
On October 31, 2021, sector diversification of the Portfolio was as follows:
	% of Net Assets	Value
SECTOR:
Purchased Options	232.7%	$ 1,003,848,975
U.S. Treasury Bills	26.7	114,978,765
Exchange-Traded Funds	5.3	22,814,225
TOTAL	264.7%	$1,141,641,965
REPURCHASE AGREEMENT	1.7	7,484,965
TOTAL INVESTMENTS	266.4%	$1,149,126,930

*	This table does not include written options. Please refer to the Schedule of Portfolio Investments for information on written options.
See Notes to Financial Statements.
131

THE GLENMEDE FUND, INC.

Global Secured Options Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS
October 31, 2021
Shares		Value
EXCHANGE-TRADED FUND* — 1.8%
6,000	iShares MSCI Emerging Markets ETF	$ 305,520
	TOTAL EXCHANGE-TRADED FUND (Cost $261,090)	305,520
Face Amount
U.S. TREASURY BILLS* — 24.5%
$2,000,000	U.S. Treasury Bill, 0.047% due 01/6/22[1]	1,999,752
2,200,000	U.S. Treasury Bill, 0.055% due 04/7/22[1]	2,199,448
	TOTAL U.S. TREASURY BILLS (Cost $4,199,305)	4,199,200
REPURCHASE AGREEMENT* — 5.0%
854,352	With Fixed Income Clearing Corp., dated 10/29/21, 0.00%, principal and interest in the amount of $854,352, due 11/1/21, (collateralized by a U.S. Treasury Note with a par value of $806,400, coupon rate of 2.875%, due 05/31/25, market value of $871,468)	854,352
	TOTAL REPURCHASE AGREEMENT (Cost $854,352)	854,352
TOTAL PURCHASED OPTIONS (Cost $37,689,520)	230.7%	39,578,275
TOTAL INVESTMENTS (Cost $43,004,267)	262.0%	$ 44,937,347
LIABILITIES IN EXCESS OF OTHER ASSETS	(162.0)	(27,785,174)
NET ASSETS[2]	100.0%	$ 17,152,173

*	Percentages indicated are based on net assets.
[1]	All or a portion of this security is held as collateral for written options.
[2]	Cash in the amount of $947,986 is held as collateral to secure the open written call and put options contracts.
See Notes to Financial Statements.
132

THE GLENMEDE FUND, INC.

Global Secured Options Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Concluded)
October 31, 2021
Description	Counterparty	Exercise Price/ FX Rate	Expiration Date		Number of Contracts	Notional Amount	Market Value	Premiums Paid (Recieved by Fund)	Unrealized Appreciation/ (Depreciation)
PURCHASED OPTIONS
CALLS:
S&P 500 Index	OCC**	1,000.00	12/17/21	USD	110	$ 50,659,180	$ 39,576,350	$ 37,672,360	$ 1,903,990
PUTS:
S&P 500 Index	OCC**	2,000.00	12/17/21	USD	110	50,659,180	1,925	17,160	(15,235)
TOTAL PURCHASED OPTIONS						$ 101,318,360	$ 39,578,275	$ 37,689,520	$ 1,888,755
WRITTEN OPTIONS
CALLS:
S&P 500 Index	OCC**	2,000.00	12/17/21	USD	110	(50,659,180)	(28,584,050)	(26,698,540)	(1,885,510)
PUTS:
iShares MSCI Emerging Market ETF	OCC**	55.00	11/19/21	USD	225	(1,145,700)	(91,688)	(72,058)	(19,630)
iShares MSCI EAFE ETF	OCC**	80.00	11/19/21	USD	530	(4,265,970)	(29,415)	(64,685)	35,270
Russell 2000 Index	OCC**	2,250.00	11/19/21	USD	6	(1,378,314)	(13,890)	(28,185)	14,295
S&P 500 Index	OCC**	4,470.00	11/19/21	USD	17	(7,829,146)	(39,610)	(142,955)	103,345
S&P 500 Index	OCC**	1,000.00	12/17/21	USD	110	(50,659,180)	(275)	(1,540)	1,265
TOTAL PUTS						$ (65,278,310)	$ (174,878)	$ (309,423)	$ 134,545
TOTAL WRITTEN OPTIONS						$(115,937,490)	$(28,758,928)	$(27,007,963)	$(1,750,965)

**	The Options Clearing Corp
SECTOR DIVERSIFICATION*
On October 31, 2021, sector diversification of the Portfolio was as follows:
	% of Net Assets	Value
SECTOR:
Purchased Options	230.7%	$ 39,578,275
U.S. Treasury Bills	24.5	4,199,200
Exchange-Traded Fund	1.8	305,520
TOTAL	257.0%	$44,082,995
REPURCHASE AGREEMENT	5.0	854,352
TOTAL INVESTMENTS	262.0%	$44,937,347

*	This table does not include written options. Please refer to the Schedule of Portfolio Investments for information on written options.
See Notes to Financial Statements.
133

THE GLENMEDE FUND, INC.

Core Fixed Income Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS
October 31, 2021
Face Amount		Value
AGENCY NOTES* — 21.1%
	Federal Home Loan Bank — 11.8%
$ 5,000,000	0.250% due 12/4/23	$ 4,974,015
15,000,000	2.750% due 12/13/24	15,890,408
7,000,000	0.375% due 9/23/25	6,827,988
15,000,000	3.250% due 11/16/28[1]	16,780,448
4,000,000	5.500% due 7/15/36	5,825,262
		50,298,121
	Federal National Mortgage Association — 9.3%
10,000,000	2.000% due 10/5/22[1]	10,169,547
5,100,000	0.250% due 11/27/23	5,073,113
15,000,000	2.625% due 9/6/24[1]	15,821,895
7,960,000	2.125% due 4/24/26[1]	8,313,085
		39,377,640
	TOTAL AGENCY NOTES (Cost $88,000,601)	89,675,761
MORTGAGE-BACKED SECURITIES*,2 — 31.1%
	Federal Home Loan Mortgage Corporation — 11.7%
457	# G18163, 5.500% due 1/1/22	458
13,173	# G13396, 5.500% due 12/1/23	13,453
31,537	# D78677, 8.000% due 3/1/27	32,109
62,114	# C00742, 6.500% due 4/1/29	69,886
1,878,820	# J38111, 3.000% due 12/1/32	1,987,361
12,614	# A68937, 6.000% due 11/1/37	14,259
171,647	# A69653, 5.500% due 12/1/37	200,823
211,849	# A73370, 5.000% due 2/1/38	242,579
154,129	# A90421, 4.500% due 12/1/39	171,772
135,484	# A92890, 4.500% due 7/1/40	148,439
646,342	# A97620, 4.500% due 3/1/41	716,589
989,954	# C03770, 3.500% due 2/1/42	1,067,664
656,766	# Q07651, 3.500% due 4/1/42	711,336
1,196,643	# Q41208, 3.500% due 6/1/46	1,282,190
4,483,498	# G08737, 3.000% due 12/1/46	4,723,727
1,562,323	# Q45735, 3.000% due 1/1/47	1,647,949
3,390,480	# Q46279, 3.500% due 2/1/47	3,613,112
3,288,211	# Q47596, 4.000% due 4/1/47	3,546,185
9,874,719	# RA3173, 3.000% due 7/1/50	10,352,824
3,399,553	# SD8083, 2.500% due 8/1/50	3,493,930
14,796,378	# SD8152, 3.000% due 6/1/51	15,446,342
		49,482,987
	Federal National Mortgage Association — 19.3%
334	# 125275, 7.000% due 3/1/24	350
229,593	# AH6827, 4.000% due 3/1/26	243,355
218,616	# AI1657, 4.000% due 4/1/26	231,359
382,454	# AB3900, 3.000% due 11/1/26	401,514
14,417	# 373328, 8.000% due 3/1/27	14,480
607,508	# AK4751, 3.000% due 4/1/27	641,565
8,827	# 390895, 8.000% due 6/1/27	8,954
1,085,567	# AO0533, 3.000% due 6/1/27	1,141,051
28,838	# 397602, 8.000% due 8/1/27	29,286
469	# 499335, 6.500% due 8/1/29	528
3,032	# 252806, 7.500% due 10/1/29	3,513
198	# 523497, 7.500% due 11/1/29	220
2,509,208	# BC2462, 3.000% due 2/1/31	2,635,981
978	# 588945, 7.000% due 6/1/31	1,055
4,408,264	# AS7429, 2.500% due 6/1/31	4,599,714
45,297	# 607862, 7.000% due 9/1/31	49,765
1,966	# 656872, 6.500% due 8/1/32	2,211
3,130,786	# MA3391, 3.000% due 6/1/33	3,295,288
See Notes to Financial Statements.
134

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Core Fixed Income Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2021
Face Amount		Value
MORTGAGE-BACKED SECURITIES*,2 — (Continued)
	Federal National Mortgage Association — (Continued)
$ 92,386	# 789856, 6.000% due 8/1/34	$ 105,456
22,836	# 829202, 5.000% due 7/1/35	25,670
67,429	# 826586, 5.000% due 8/1/35	76,750
15,841	# 256216, 7.000% due 4/1/36	18,558
45,399	# 898412, 5.000% due 10/1/36	50,165
9,364	# 910894, 5.000% due 2/1/37	10,434
15,884	# 912456, 6.500% due 3/1/37	17,867
220,898	# 973241, 5.000% due 3/1/38	252,692
60,187	# 975593, 5.000% due 6/1/38	68,883
82,948	# 257573, 5.500% due 2/1/39	96,902
219,887	# AD7128, 4.500% due 7/1/40	244,016
9,972,603	# MA4152, 2.000% due 10/1/40	10,027,492
2,589,934	# AH1568, 4.500% due 12/1/40	2,894,914
939,495	# AH6991, 4.000% due 1/1/41	1,029,855
569,788	# AH4004, 4.500% due 3/1/41	636,573
536,080	# AH8351, 4.000% due 3/1/41	592,201
516,853	# AJ1315, 4.000% due 9/1/41	568,462
657,728	# AI8779, 4.000% due 11/1/41	726,698
935,371	# AJ5958, 4.000% due 12/1/41	1,031,645
356,365	# AK5070, 3.500% due 3/1/42	380,021
1,543,707	# AK5426, 3.500% due 3/1/42	1,668,201
3,777,297	# AT7682, 3.500% due 6/1/43	4,098,983
2,000,381	# AS6326, 3.500% due 12/1/45	2,149,216
1,642,252	# AS6881, 3.500% due 3/1/46	1,760,444
2,204,306	# BC0960, 4.000% due 6/1/46	2,401,093
1,388,282	# AS8966, 4.000% due 3/1/47	1,497,071
1,908,783	# AS9988, 4.500% due 7/1/47	2,077,420
2,093,014	# MA3210, 3.500% due 12/1/47	2,224,934
1,670,420	# BJ9251, 3.500% due 6/1/48	1,767,577
6,804,294	# FM3727, 3.000% due 7/1/50	7,132,427
6,245,778	# BQ2863, 2.500% due 9/1/50	6,421,638
10,160,793	# CA7231, 2.500% due 10/1/50	10,461,192
5,970,276	# MA4439, 3.000% due 10/1/51	6,263,521
		82,079,160
	Government National Mortgage Association — 0.1%
9,258	# 476259, 7.000% due 8/15/28	9,295
3,544	# 485264, 7.500% due 2/15/31	3,559
6,672	# 559304, 7.000% due 9/15/31	6,773
138,620	# 651859, 5.000% due 6/15/36	159,653
96,869	# 782150, 5.500% due 4/15/37	113,677
13,985	# 662521, 6.000% due 8/15/37	16,092
33,147	# 677545, 6.000% due 11/15/37	37,250
20,703	# 676291, 6.000% due 12/15/37	23,220
34,011	# 685836, 5.500% due 4/15/38	38,277
187,268	# 698235, 5.000% due 6/15/39	217,063
		624,859
	TOTAL MORTGAGE-BACKED SECURITIES (Cost $130,854,469)	132,187,006
CORPORATE NOTES* — 27.6%
	Banking — 7.6%
5,000,000	Bank of America Corp., (3M USD LIBOR * 1.51 + 3.71%), 3.705% due 4/24/28[3]	5,416,971
5,000,000	Bank of America Corp., (3M USD LIBOR * 1.81 + 4.24%), 4.244% due 4/24/38[3]	5,854,350
3,000,000	Bank of America Corp., (SOFR* 1.01 + 1.20%), 1.197% due 10/24/26[3]	2,950,043
6,000,000	JPMorgan Chase & Co., (3M USD LIBOR * 0.95 + 3.51%), 3.509% due 1/23/29[3]	6,478,754
See Notes to Financial Statements.
135

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Core Fixed Income Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2021
Face Amount		Value
CORPORATE NOTES* — (Continued)
	Banking — (Continued)
$ 5,000,000	JPMorgan Chase & Co., (SOFR* 1.11 + 1.76%), 1.764% due 11/19/31[3]	$ 4,736,506
6,500,000	PNC Bank NA, 3.250% due 6/1/25[1]	6,965,047
		32,401,671
	Beverages, Food & Tobacco — 2.6%
10,000,000	Archer-Daniels-Midland Co., 3.250% due 3/27/30	10,945,636
	Communications — 4.2%
14,000,000	Amazon.com, Inc., 4.800% due 12/5/34	17,790,763
	Computer Software & Processing — 5.7%
1,000,000	Alphabet, Inc., 2.050% due 8/15/50	898,070
11,250,000	Apple, Inc., 4.500% due 2/23/36[1]	14,060,202
8,000,000	Microsoft Corp., 3.450% due 8/8/36	9,194,534
		24,152,806
	Heavy Machinery — 2.1%
4,000,000	Caterpillar, Inc., 2.600% due 4/9/30[1]	4,194,308
4,750,000	John Deere Capital Corp., 0.700% due 7/5/23	4,764,735
		8,959,043
	Insurance — 1.3%
5,100,000	Aflac, Inc., 2.875% due 10/15/26	5,420,683
	Media - Broadcasting & Publishing — 1.8%
7,000,000	Comcast Corp., 3.150% due 2/15/28	7,542,048
	Pharmaceuticals — 2.3%
5,000,000	Johnson & Johnson, 2.450% due 9/1/60	4,830,257
5,000,000	Merck & Co., Inc., 2.750% due 2/10/25	5,248,090
		10,078,347
	TOTAL CORPORATE NOTES (Cost $112,382,928)	117,290,997
U.S. TREASURY NOTES/BONDS* — 19.0%
8,000,000	U.S. Treasury Bonds, 6.625% due 2/15/27	10,214,375
7,000,000	U.S. Treasury Bonds, 3.500% due 2/15/39	8,746,992
4,000,000	U.S. Treasury Bonds, 3.125% due 11/15/41	4,770,625
9,000,000	U.S. Treasury Bonds, 3.750% due 11/15/43	11,844,844
10,000,000	U.S. Treasury Bonds, 2.250% due 8/15/46	10,541,406
3,000,000	U.S. Treasury Bonds, 3.000% due 5/15/47	3,642,891
6,000,000	U.S. Treasury Notes, 2.500% due 1/31/24	6,256,172
See Notes to Financial Statements.
136

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Core Fixed Income Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2021
Face Amount		Value
U.S. TREASURY NOTES/BONDS* — (Continued)
$10,000,000	U.S. Treasury Notes, 2.875% due 5/31/25	$ 10,685,937
2,000,000	U.S. Treasury Notes, 1.875% due 7/31/26	2,066,797
6,000,000	U.S. Treasury Notes, 2.250% due 8/15/27	6,310,781
5,000,000	U.S. Treasury Notes, 3.125% due 11/15/28	5,560,352
	TOTAL U.S. TREASURY NOTES/BONDS (Cost $78,501,629)	80,641,172
REPURCHASE AGREEMENT* — 2.4%
10,070,273	With Fixed Income Clearing Corp., dated 10/29/21, 0.00%, principal and interest in the amount of $10,070,273, due 11/1/21, (collateralized by a U.S. Treasury Note-Bill with a par value of $10,237,900, coupon rate of 0.250% - 2.875%, due 01/15/22-10/31/25, market value of $10,271,727)	10,070,273
	TOTAL REPURCHASE AGREEMENT (Cost $10,070,273)	10,070,273
Shares
INVESTMENT OF SECURITY LENDING COLLATERAL* — 6.5%
27,537,200	State Street Navigator Securities Lending Government Money Market Portfolio[4]	27,537,200
	TOTAL INVESTMENT OF SECURITY LENDING COLLATERAL (Cost $27,537,200)	27,537,200
TOTAL INVESTMENTS (Cost $447,347,100)	107.7%	$457,402,409
LIABILITIES IN EXCESS OF OTHER ASSETS	(7.7)	(32,890,503)
NET ASSETS	100.0%	$424,511,906

*	Percentages indicated are based on net assets.
[1]	Securities or partial securities on loan. See Note 1.
[2]	Represents current face amount at October 31, 2021.
[3]	Floating Rate Bond. Rate shown is as of October 31, 2021.
[4]	Represents an investment of securities lending cash collateral.
See Notes to Financial Statements.
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Core Fixed Income Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Concluded)
October 31, 2021
SECTOR DIVERSIFICATION
On October 31, 2021, sector diversification of the Portfolio was as follows:
	% of Net Assets	Value
Sector:
Federal National Mortgage Association	28.6%	$ 121,456,800
Corporate	27.6	117,290,997
U.S. Treasury Notes/Bonds	12.4	53,029,805
Federal Home Loan Bank	11.8	50,298,121
Federal Home Loan Mortgage Corporation	11.7	49,482,987
U.S. Treasury	6.6	27,611,367
Government National Mortgage Association	0.1	624,859
TOTAL	98.8%	$419,794,936
REPURCHASE AGREEMENT	2.4	10,070,273
INVESTMENT OF SECURITY LENDING COLLATERAL	6.5	27,537,200
TOTAL INVESTMENTS	107.7%	$457,402,409
See Notes to Financial Statements.
138

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Short Term Tax Aware Fixed Income Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS
October 31, 2021
Face Amount		Value
CORPORATE NOTES* — 0.9%
	Health Care Services — 0.9%
$ 500,000	CommonSpirit Health, 1.547% due 10/1/25	$ 498,590
	TOTAL CORPORATE NOTES (Cost $502,022)	498,590
MUNICIPAL BONDS* — 94.6%
	Alabama — 1.8%
325,000	Alabama State Public School and College Authority, Revenue Bonds, Series C, 5.000% due 9/1/22	338,008
500,000	Black Belt Energy Gas District, AL, Revenue Bonds, Project No.6, 4.000% due 10/1/52[1]	570,872
100,000	Southeast Energy Authority, AL, Cooperative District, Revenue Bonds, Series A, 4.000% due 10/1/23	106,522
		1,015,402
	Arizona — 1.7%
250,000	City of Phoenix, AZ, Civic Improvement Corporation Airport, AMT, Junior Line Airport, Revenue Bonds, Series B, 5.000% due 7/1/23	269,181
100,000	City of Yuma AZ, Revenue Bonds, Taxable, 0.527% due 7/15/23	99,819
175,000	City of Yuma AZ, Revenue Bonds,Refunding, 4.000% due 7/1/23	185,406
400,000	Yuma, AZ, Municipal Property Corp., Excise Tax Revenue, Revenue Bonds, Refunding, 5.000% due 7/1/22	412,572
		966,978
	California — 3.6%
340,000	California State University, Revenue Bonds, Series D, 0.885% due 11/1/25	336,644
	California State, General Obligation Unlimited, Refunding:
500,000	5.000% due 9/1/23	543,132
300,000	5.000% due 4/1/24	333,775
350,000	City of Los Angeles, CA, Department of Airports, Airports, Revenue Bonds, Series D, 5.000% due 5/15/23	375,242
450,000	Golden State Tobacco Securitization Corp, CA, Revenue Bonds, Taxable Refunding, 1.400% due 6/1/25	449,293
		2,038,086
	Colorado — 3.2%
450,000	City and County of Denver, CO, Airport, Revenue Bonds, Variable Refunding, Govermental, Series C, 0.877% due 11/15/23	452,218
200,000	City and County of Denver, CO, Airport, Revenue Bonds, Variable Refunding, Govermental, Series D, 5.000% due 11/15/31[1]	209,579
125,000	Colorado State Housing and Finance Authority, Revenue Bonds, AMT - Class 1 Bonds, Series A (GNMA Insured), 1.400% due 11/1/22	125,891
750,000	E-470, CO, Public Highway Authority, Revenue Bonds, Variable Refunding, Series B, (SOFR*0.67+0.35%), 0.384% due 9/1/39[2]	751,600
250,000	Larimer Weld and Boulder County, CO School District R-2J Thompson, General Obligation Unlimited,Refunding (State Aid Withholding), 5.000% due 12/15/21	251,453
		1,790,741
	Connecticut — 5.0%
605,000	Connecticut Housing Finance Authority, Revenue Bonds, Taxable Refunding, Series A, 0.300% due 11/15/22	604,467
750,000	Connecticut State Health and Educational Facilities Authority, Revenue Bonds, Refunding, Nuvance Halthe Issue, Series A, 1.100% due 7/1/48[1]	757,742
See Notes to Financial Statements.
139

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Short Term Tax Aware Fixed Income Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2021
Face Amount		Value
MUNICIPAL BONDS* — (Continued)
	Connecticut — (Continued)
$ 500,000	Connecticut State, Special Tax Revenue, Revenue Bonds, Refunding, Series C, 5.000% due 1/1/23	$ 527,803
285,000	Connecticut, CT, General Obligation Unlimited, Refunding, Series C, 5.000% due 6/1/24	292,763
100,000	Metropolitan District (The), CT, Revenue Bonds, Taxable Refunding, 0.411% due 4/1/22	100,087
	University of Connecticut, Revenue Bonds, Series A:
250,000	5.000% due 11/15/23	261,962
250,000	5.000% due 8/15/26	269,145
		2,813,969
	District Of Columbia — 2.0%
1,000,000	Metropolitan Washington, DC, Airports Authority, Airport System, Revenue Bonds, AMT - Forward Delivery, Refunding, Series A, 5.000% due 10/1/24	1,126,835
	Florida — 5.8%
275,000	Central Florida Expressway Authority Senior Line, Revenue Bonds, Series A, 5.000% due 7/1/23	296,290
335,000	County of Broward FL Airport System Revenue, Revenue Bonds, AMT, Series A, Prerefunded 10/01/23 @ 100, 5.250% due 10/1/27	366,036
500,000	County of Broward FL Port Facilities, Revenue Bonds, Refunding, Subordinate Bond, Series D, 5.000% due 9/1/24	559,337
100,000	County of Miami-Dade FL Aviation Revenue, Revenue Bonds, Taxable Refunding, 2.504% due 10/1/24	104,612
385,000	Hillsborough County School Board, FL, Revenue Bonds, Refunding, (AGM Insured), 5.000% due 10/1/23	418,123
390,000	Manatee County, FL, Port Authority, Revenue Bonds,Taxable Refunding, 0.619% due 10/1/24	386,333
255,000	Orlando & Orange County, FL, Expressway Authority, Revenue Bonds, Refunding, 5.000% due 7/1/23	263,112
535,000	Orlando, FL, Utilities Commission, Revenue Bonds, Series A, 5.000% due 10/1/23	583,505
245,000	School District of Broward County, FL, Certificate Participation, Refunding, BAM-TCRS, 5.000% due 7/1/23	264,096
		3,241,444
	Georgia — 0.6%
200,000	Atlanta, GA, Airport General Revenue, Revenue Bonds, Series C, 5.000% due 1/1/23	201,537
105,000	Municipal Electric Authority of Georgia, Revenue Bonds, Taxable Refunding, Series B, 1.421% due 1/1/25	105,008
		306,545
	Illinois — 5.7%
500,000	Chicago, IL, O’Hare International Airport, Revenue Bonds, Refunding, Series B, 5.672% due 1/1/22	504,430
300,000	Cook County, IL, School District No. 100 South Berwyn, General Obligation Unlimited, Refunding, (BAM), 4.000% due 12/1/23	321,299
500,000	DeKalb County, IL, Community Unit School District No. 428 DeKalb, General Obligation Unlimited, Refunding, 5.000% due 1/1/24	548,696
500,000	Illinois State Sales Tax Revenue, Revenue Bonds, Series B, 0.941% due 6/15/24	495,357
225,000	Illinois State Toll Highway Authority, Revenue Bonds, Refunding, Series D, 5.000% due 1/1/23	237,321
500,000	Illinois State, General Obligation Unlimited, Series C, 4.000% due 3/1/24	538,866
255,000	McHenry County, IL, Conservation District, General Obligation Unlimited, Refunding, 5.000% due 2/1/24	281,223
See Notes to Financial Statements.
140

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Short Term Tax Aware Fixed Income Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2021
Face Amount		Value
MUNICIPAL BONDS* — (Continued)
	Illinois — (Continued)
$ 295,000	St. Clair County, IL, Community Unit School District No 19, General Obligation Unlimited, Refunding, 4.000% due 2/1/22	$ 297,749
		3,224,941
	Kansas — 0.7%
375,000	Wyandotte County-Kansas City, KS, Unified Government, General Obligation Unlimited, Series A, (AGMC Insured), 4.000% due 8/1/24	410,912
	Kentucky — 1.6%
	Kentucky State Property & Building Commission, Revenue Bonds, Refunding Project No. 112, Series B:
260,000	5.000% due 11/1/21	260,000
285,000	5.000% due 11/1/24	323,832
300,000	Louisville & Jefferson County, KY, Metropolitan Government Health System Revenue, Revenue Bonds, Refunding, Series A, 5.000% due 10/1/23	326,413
		910,245
	Louisiana — 0.9%
500,000	New Orleans, LA, Sewage Service Revenue, Revenue Bonds, Refunding, 5.000% due 6/1/22	513,724
	Maryland — 1.5%
250,000	Maryland State Department of Transportation, Revenue Bonds, Taxable Refunding, Series A, 0.806% due 8/1/25	246,828
500,000	Maryland State, General Obligation Unlimited, Refunding, Series B, 5.000% due 8/1/24	563,857
		810,685
	Michigan — 4.8%
500,000	Hazel Park, MI, School District, General Obligation Unlimited, Refunding, Q-SBLF, 4.000% due 5/1/24	544,127
425,000	Maple Valley, MI, Schools, General Obligation Unlimited, Refunding (QSBLF Insured), 4.000% due 5/1/23	447,698
500,000	Michigan State Building Authority, Revenue Bonds,Taxable Refunding, 0.461% due 10/15/22	500,750
200,000	Michigan State Finance Authority Revenue, Revenue Bonds, Refunding, Series A, 5.000% due 5/15/23	214,328
200,000	Michigan State Finance Authority Revenue, Revenue Bonds, Refunding, Series MI-1, 5.000% due 12/1/23	219,338
250,000	Michigan State Finance Authority Revenue, Revenue Bonds, Taxable-Refunding-Trainity Health Credit Group, Series T, 2.208% due 12/1/23	257,109
500,000	Michigan State, Finance Authority Revenue, Revenue Bonds, Series 2019B, 3.500% due 11/15/44[1]	516,092
		2,699,442
	Minnesota — 1.0%
500,000	Minneapolis-St Paul, MN, Metropolitan Airports Commission, Revenue Bonds, Refunding, Series B, 5.000% due 1/1/25	567,196
	Nebraska — 0.2%
100,000	City of Lincoln NE Electric System Revenue, Revenue Bonds, Taxable Refunding, Series B, 0.399% due 9/1/23	99,777
	Nevada — 0.9%
210,000	Clark County School District, NV, General Obligation, Limited., Refunding, Series A, 5.000% due 6/15/24	234,418
240,000	Clark County School District, NV, General Obligation, Limited., Series D, 5.000% due 6/15/24	267,907
		502,325
See Notes to Financial Statements.
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Short Term Tax Aware Fixed Income Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2021
Face Amount		Value
MUNICIPAL BONDS* — (Continued)
	New Jersey — 4.1%
$ 250,000	County of Morris NJ, County Improvement Authority Revenue, Revenue Bonds, Series B, 0.571% due 2/1/24	$ 247,903
300,000	Maple Shade Township School District, NJ, General Obligation Unlimited, Refunding, 5.000% due 10/1/25[3]	347,445
200,000	New Jersey Economic Development Authority, Revenue Bonds, 5.000% due 3/1/23	203,024
525,000	New Jersey State Economic Development Authority Revenue, Revenue Bonds, Refunding, Series NN, 5.000% due 3/1/22	533,160
180,000	New Jersey State Turnpike Authority, Revenue Bonds, Series B, 5.000% due 1/1/23	189,705
525,000	New Jersey Turnpike Authority, Revenue Bonds, Taxable Refunding, Series B, 0.638% due 1/1/24	523,366
275,000	Township of Pennsauken NJ, General Obligation Unlimited, Taxable Refunding, 0.760% due 8/15/23	274,245
		2,318,848
	New York — 7.1%
615,000	New York City, NY, General Obligation Unlimited,Refunding, Series B, 5.000% due 8/1/23	666,050
500,000	New York City, NY, Transitional Finance Authority Future Tax Secured Revenue, Revenue Bonds, 2.800% due 11/1/23	520,896
	New York State Dormitory Authority, Personal Income Tax, Revenue Bonds, Refunding, Series A:
125,000	4.000% due 12/15/22	130,327
250,000	5.000% due 3/15/24	277,805
	New York State Dormitory Authority, Sales Tax Revenue, Revenue Bonds, Series 2015B-A:
210,000	5.000% due 3/15/23	223,632
150,000	5.000% due 3/15/24	166,343
	New York State Urban Development Corp., Personal Income Tax, Revenue Bonds:
250,000	5.000% due 3/15/22	254,473
365,000	0.720% due 3/15/23	366,092
350,000	New York, Metropolitan Transportation Authority Revenue, Dedicated Tax Fund,Revenue Bonds, Series A, 5.255% due 11/15/22	367,082
150,000	Port Authority of New York & New Jersey, Revenue Bonds, Series 179, 5.000% due 12/1/26	164,503
	Port Authority of New York and New Jersey, Revenue Bonds:
310,000	1.086% due 7/1/23	312,858
200,000	5.000% due 10/15/23	217,748
295,000	Triborough Bridge and Tunnel Authority, NY, General Revenue Bonds, Refunding, Series A, 5.000% due 11/15/24	335,648
		4,003,457
	Ohio — 4.2%
	City of Akron OH Income Tax Revenue, Revenue Bonds:
355,000	4.000% due 12/1/22	369,011
360,000	4.000% due 12/1/23	386,336
390,000	Ohio State, General Obligation Unlimited, Series C, 5.000% due 3/1/24	432,184
325,000	Ohio State, Higher Educational Facility Commission, Revenue Bonds, Refunding, 5.000% due 10/1/23	353,157
425,000	Ohio State, Hospital Facilities Revenue, Revenue Bonds, Series A, 5.000% due 1/15/23	429,056
340,000	Ohio State, Hospital Facilities Revenue, Revenue Bonds, Series B, 5.000% due 1/1/26	401,197
		2,370,941
	Pennsylvania — 16.0%
475,000	Allegheny County, PA, General Obligation Unlimited, Refunding, Series C-75, 4.000% due 11/1/21	475,000
300,000	Allegheny County, PA, Hospital Development Authority, Revenue Bonds, Refunding University of Pittsburgh, Series A, 5.000% due 7/15/23	323,751
See Notes to Financial Statements.
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Short Term Tax Aware Fixed Income Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2021
Face Amount		Value
MUNICIPAL BONDS* — (Continued)
	Pennsylvania — (Continued)
$ 325,000	Allegheny County, PA, Hospital Development Authority, Revenue Bonds, Refunding University of Pittsburgh Center Series A, 5.000% due 7/15/25	$ 376,440
	Bensalem Township, PA, School District, General Obligation Limited, Taxable Refunding (State Aid Withholding):
175,000	1.855% due 6/1/22	176,557
160,000	1.917% due 6/1/23	163,341
215,000	1.972% due 6/1/24	220,633
400,000	Bucks County, PA, Centennial School District, General Obligation Limited, Refunding, Series B, (State Aid Withholding), 5.000% due 12/15/21	402,300
675,000	City of Philadelphia PA, General Obligation Unlimited, Refunding, 5.000% due 8/1/22	699,274
515,000	City of Philadelphia, PA, Airport Revenue, Revenue Bonds, AMT Refunding, Series B, 5.000% due 7/1/24	575,251
750,000	Delaware Valley, PA, Regional Finance Authority, Revenue Bonds, Refunding,Series B, 5.000% due 11/1/24	846,670
460,000	East Norriton-Plymouth-Whitpain, PA, Joint Sewer Authority, Revenue Bonds, Refunding, 0.904% due 8/1/23	458,758
400,000	Lehigh Country, PA, General Purpose Hospital, Revenue Bonds, Refunding, Series A, 5.000% due 7/1/23	431,456
425,000	Montgomery County, PA, Higher Education and Health Authority, Revenue Bonds, Refunding, 5.000% due 9/1/23	459,865
200,000	Montgomery County, PA, Higher Education and Health Authority, Revenue Bonds, Refunding, (AGM Insured), 0.409% due 5/1/23	199,027
100,000	Montgomery County, PA, Industrial Development Authority, Revenue Bonds, Refunding, 4.000% due 12/1/22	103,714
400,000	New Castle Area School District, PA, General Obligation Limited, (BAM Insured, State Aid withholding), 3.000% due 3/1/23	413,483
290,000	New Castle Sanitation Authority, PA, Revenue Bonds, Taxable Refunding, (AGMC Insured), 1.017% due 6/1/24	286,889
510,000	New Kensington, PA, Municipal Sanitary Authority, Revenue Bonds, (AGMC Insured), 0.592% due 12/1/23	507,015
500,000	Pennsylvania State University, Taxable, Revenue Bonds, Series B, 1.780% due 9/1/25	511,924
400,000	Pennsylvania State University, Tax-Exempt, Revenue Bonds, Series E, 5.000% due 3/1/24	443,563
200,000	Philadelphia, PA, School District, General Obligation Limited, Series A (State Aid Withholding), 5.000% due 9/1/23	217,060
105,000	Public Parking Authority of Pittsburgh, Revenue Bonds, Prefunded, Series A, 5.000% due 12/1/23	115,097
195,000	Public Parking Authority of Pittsburgh, Revenue Bonds, Unrefunded, Series A, 5.000% due 12/1/23	211,810
355,000	State Public School Building Authority Paclg, Revenue Bonds, Refunding-Community College of Allegheny Co. Project, Series B (BAM Insured), 4.000% due 7/15/22	364,444
		8,983,322
	Rhode Island — 0.7%
400,000	Rhode Island State, Health and Educational Building Corporation, Public School Revenue, Revenue Bonds, Refunding, Series A, 5.000% due 5/15/22	410,277
	South Carolina — 1.0%
350,000	Charleston, SC, Educational Excellence Finance Corp., Revenue Bonds, Taxable Refunding, 0.527% due 12/1/22	350,379
200,000	South Carolina St Public Svc A Scsutl 12/24 Fixed 5, 5.000% due 12/1/24	227,649
		578,028
See Notes to Financial Statements.
143

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Short Term Tax Aware Fixed Income Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2021
Face Amount		Value
MUNICIPAL BONDS* — (Continued)
	South Dakota — 0.4%
$ 230,000	South Dakota State Building Authority, Revenue Bonds, Refunding, Series B, 0.676% due 9/1/23	$ 229,103
	Tennessee — 0.5%
250,000	Memphis-Shelby County Airport Authority, Revenue Bonds, Refunding, Series C, 5.000% due 7/1/23	269,311
	Texas — 11.4%
	Arlington, TX, Higher Education Finance Corp., Revenue Bonds, Refunding, Series A, (PSF Guaranteed):
325,000	5.000% due 8/15/22	336,922
310,000	5.000% due 8/15/23	335,356
100,000	Central Texas Regional Mobility Authority, Revenue Bonds, Taxable Refunding, Series C, 1.345% due 1/1/24	100,837
	Cities of Dallas and Fort Worth International Airport, Revenue Bonds, Refunding, Series A:
500,000	5.000% due 11/1/24	567,645
285,000	2.039% due 11/1/24	293,571
260,000	City of Grand Prairie TX, Revenue Bonds, 3.000% due 2/15/24	273,703
	City of Houston TX Airport System Revenue, Revenue Bonds, Refunding, Series C:
100,000	1.054% due 7/1/23	100,753
170,000	5.000% due 7/1/24	189,889
300,000	1.272% due 7/1/24	302,745
170,000	Harris County, TX, Toll Road Authority, Revenue Bonds, Refunding, Series A, 5.000% due 8/15/22	176,401
225,000	Houston, TX, Community College, General Obligation Limited, 5.000% due 2/15/23	238,614
1,000,000	Lower Colorado River, TX, Authority Revenue Bond, Refunding, Series 2022, 5.000% due 5/15/24[3]	1,097,082
695,000	North Texas Tollway Authority, Revenue Bonds, 1.020% due 1/1/25	690,522
520,000	North Texas, Municipal Water District, Revenue Bonds, Series 2021A, 4.000% due 9/1/23[3]	553,668
555,000	North Texas, Tollway Authority Revenue, Revenue Bonds, Refunding, Series B, 5.000% due 1/1/23	585,459
200,000	Pleasanton Independent School District, TX, General Obligation Unlimited, PSF-GTD, 5.000% due 8/15/23	216,659
320,000	Texas State, TX, A&M University Revenue, Revenue Bonds, Series B, Prerefunded 5/15/23 @ 100, 5.000% due 5/15/32	343,418
		6,403,244
	Virginia — 2.2%
200,000	County of Fairfax VA,General Obligation Unlimited, Refunding, Series B (State Aid Withholding), 0.645% due 10/1/25	196,979
200,000	County of Fairfax VA,General Obligation Unlimited, Series A (State Aid Withholding), 4.000% due 10/1/23	214,396
250,000	Greater Richmond, VA, Convention Center Authority, Revenue Bonds, 5.000% due 6/15/23	266,955
520,000	Virginia College Building Authority, Revenue Bonds, 5.000% due 2/1/23	551,144
		1,229,474
	Washington — 3.2%
425,000	Central Puget Sound Regional Transit Authority, WA, Revenue Bonds, Refunding, Series S-1, 5.000% due 11/1/25	445,351
350,000	Chelan County, WA, Public Utility District No 1, Revenue Bonds, Refunding, Series A, 0.000% due 6/1/23[4]	347,884
425,000	Klickitat Country, WA, Public Utility Distic, Revenue Bonds, Refunding, Series B (AGMC Insured), 2.277% due 12/1/23	436,266
125,000	Lewis County, WA, Public Utility District No 1, Cowlitz Falls Hydroelectric Project, Revenue Bonds, Refunding, 5.000% due 10/1/22	130,502
120,000	Port of Seattle WA, Revenue Bonds, Refunding, Series A, 5.000% due 8/1/25	124,204
See Notes to Financial Statements.
144

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Short Term Tax Aware Fixed Income Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2021
Face Amount		Value
MUNICIPAL BONDS* — (Continued)
	Washington — (Continued)
$ 250,000	Port of Seattle WA, Revenue Bonds, Series D, 0.767% due 8/1/24	$ 247,987
55,000	Washington State Housing Finance Commission, Revenue Bonds, AMT - Refunding, Series 2A (GNMA / FNMA / FHLMC Insured), 1.700% due 12/1/21	55,049
		1,787,243
	Wisconsin — 2.1%
200,000	City of Milwaukee WI, General Obligation Unlimited, Refunding, Series N-4, 5.000% due 4/1/25	229,705
215,000	Eau Claire WI, General Obligation Unlimited, Refunding, Series D, 1.400% due 4/1/24	218,045
250,000	Wisconsin State, WI, Health & Educational Facilities Authority Revenue, Revenue Bonds, Refunding, 5.000% due 11/15/23	273,572
145,000	Wisconsin State, WI, Housing and Economic Development Authority, Revenue Bonds, Series A, 0.200% due 11/1/38[1]	145,000
325,000	Wisconsin State, WI, Transportation Revenue, Revenue Bonds, Series 2, 5.000% due 7/1/23	335,393
		1,201,715
	Wyoming — 0.7%
400,000	Wyoming State, Community Development Authority, Revenue Bonds, Series 1, 1.950% due 12/1/22	406,384
	TOTAL MUNICIPAL BONDS (Cost $52,832,865)	53,230,594
Shares
REGISTERED INVESTMENT COMPANIES* — 0.7%
41,460	ESC CEF Blackrock Municipal (Escrow Shares)[5]	0
6,700	VanEck Vectors High-Yield Municipal Index ETF	416,003
	TOTAL REGISTERED INVESTMENT COMPANIES (Cost $405,446)	416,003
Face Amount
REPURCHASE AGREEMENT* — 6.8%
3,841,170	With Fixed Income Clearing Corp., dated 10/29/21, 0.00%, principal and interest in the amount of $3,841,170, due 11/1/21, (collateralized by a U.S. Treasury Note with a par value of $4,038,300, coupon rate of 0.250%, due 10/31/25, market value of $3,918,041)	3,841,170
	TOTAL REPURCHASE AGREEMENT (Cost $3,841,170)	3,841,170
TOTAL INVESTMENTS (Cost $57,581,503)	103.0%	$57,986,357
LIABILITIES IN EXCESS OF OTHER ASSETS	(3.0)	(1,702,267)
NET ASSETS	100.0%	$56,284,090

*	Percentages indicated are based on net assets.
[1]	Variable/Floating interest rate security. Certain variable/floating interest rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. Rate presented is as of October 31, 2021.
[2]	Floating Rate Bond. Rate shown is as of October 31, 2021.
[3]	When-issued security.
[4]	Zero Coupon Bond.
[5]	Non income-producing security.

See Notes to Financial Statements.
145

THE GLENMEDE FUND, INC.

Short Term Tax Aware Fixed Income Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2021
Abbreviations:
AGMC — Assured Guaranty Municipal Corporation
AMT — Alternative Minimum Tax
BAM — Build America Mutual
FHLMC — Federal Home Loan Mortgage Corporation
FNMA — Federal National Mortgage Association
GNMA — Government National Mortgage Association
PSF — Permanent School Fund
QSBLF — Michigan Qualified School Bond Loan Fund
See Notes to Financial Statements.
146

THE GLENMEDE FUND, INC.

Short Term Tax Aware Fixed Income Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Concluded)
October 31, 2021
SECTOR DIVERSIFICATION
On October 31, 2021, sector diversification of the Portfolio was as follows:
	% of Net Assets	Value
SECTOR:
Municipal Bonds	94.6%	$ 53,230,594
Corporate Notes	0.9	498,590
Registered Investment Companies	0.7	416,003
TOTAL	96.2%	$54,145,187
REPURCHASE AGREEMENT	6.8	3,841,170
TOTAL INVESTMENTS	103.0%	$57,986,357
See Notes to Financial Statements.
147

THE GLENMEDE FUND, INC.

High Yield Municipal Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS
October 31, 2021
Face Amount		Value
MUNICIPAL BONDS* — 98.4%
	Alabama — 1.0%
$ 500,000	Jefferson County, AL, Sewer Revenue Warrants, Series E, 0.000% due 10/1/34[1]	$ 217,360
500,000	Jefferson County, AL, Sewer Revenue, Series B, (AGMC Insured), 0.000% due 10/1/25[1]	460,381
1,070,000	Jefferson County, AL, Sewer Revenue, Warrants, Series D, 6.000% due 10/1/42	1,222,160
500,000	Montgomery, AL, Medical Clinic, Board Health Care Facility Revenue, Refunding, 5.000% due 3/1/30	564,497
250,000	Selma Industrial Development Board, AL, Gulf Opportunity Zone Revenue, Revenue Bonds, Series A, 2.000% due 11/1/33[2]	259,702
		2,724,100
	Alaska — 0.4%
975,000	Alaska State, Housing Finance Corp., Revenue Bonds, Series A, 4.000% due 12/1/48	1,065,271
	Arizona — 3.9%
300,000	Arizona State, Industrial Development Authority, Education Revenue, Basis Schools Projects, Revenue Bonds, Refunding, Series A, 5.250% due 7/1/47[3]	340,338
500,000	Arizona State, Industrial Development Authority, Education Revenue, Revenue Bonds, Refunding, Series A, 5.000% due 7/1/32[3]	511,975
	Arizona State, Industrial Development Authority, Education Revenue, Revenue Bonds, Series A:
315,000	4.000% due 7/1/36	352,138
250,000	5.000% due 7/1/49[3]	261,922
125,000	5.000% due 7/15/49[3]	139,397
250,000	4.000% due 7/15/50[3]	263,824
300,000	Arizona State, Industrial Development Authority, Education Revenue, Revenue Bonds, Series B, 5.500% due 7/1/38[3]	341,775
1,207,098	Arizona State, Industrial Development Authority, Municipal Certificates, Revenue Bonds, Series 2, Class A, 3.625% due 5/20/33	1,339,580
40,000	Florence Town, Inc., AZ, Industrial Development Authority, Legacy Traditional School Project, Revenue Bonds, 5.000% due 7/1/23	41,623
250,000	Glendale, AZ, Industrial Development Authority, Senior Living Facility, Revenue Bonds, 5.000% due 5/15/39	270,093
1,775,000	Industrial Development Authority of the County of Yavapai, AZ, Revenue Bonds, Refunding, 0.150% due 4/1/29[2]	1,774,943
290,000	La Paz County, AZ, Industrial Development Authority, Revenue Bonds,Series A, 5.000% due 2/15/46[3]	300,492
750,000	Maricopa County, AZ, Industrial Development Authority, Educational Revenue, Revenue Bonds, Refunding, 5.000% due 7/1/36[3]	836,936
375,000	Maricopa County, AZ, Industrial Development Authority, Revenue Bonds, Series A, 6.000% due 7/1/52[3]	441,237
	Phoenix, AZ, Industrial Development Authority, Education Revenue, Basis Schools, Inc., Revenue Bonds, Refunding:
500,000	5.000% due 7/1/35[3]	553,660
250,000	5.000% due 7/1/45[3]	274,689
	Phoenix, AZ, Industrial Development Authority, Education Revenue, Legacy Traditional Schools Project, Revenue Bonds, Series A:
195,000	5.750% due 7/1/24[3]	208,911
500,000	6.750% due 7/1/44[3]	566,527
1,000,000	0.020% due 11/15/52[2]	1,000,000
500,000	Phoenix, AZ, Industrial Development Authority, Education Revenue, Revenue Bonds, Series A, 5.000% due 7/1/46[3]	545,704
135,000	Pima, AZ, Industrial Development Authority, Education Revenue, Revenue Bonds, Refunding, 5.000% due 6/15/49[3]	141,471
150,000	Tempe, AZ, Industrial Development Authority, Revenue Bonds, 5.000% due 12/1/54	166,244
See Notes to Financial Statements.
148

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High Yield Municipal Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2021
Face Amount		Value
MUNICIPAL BONDS* — (Continued)
	Arizona — (Continued)
$ 250,000	Tempe, AZ, Industrial Development Authority, Revenue Bonds, Series A, 4.000% due 12/1/38	$ 273,451
		10,946,930
	California — 4.2%
250,000	California Community Housing Agency, Revenue Bonds, Series A, 5.000% due 8/1/49[3]	275,776
500,000	California Health Facilities Financing Authority, Revenue Bonds, Series A-2, 5.000% due 11/1/47	732,061
100,000	California Infrastructure & Economic Development Bank, Revenue Bonds, Series A-1, 5.000% due 1/1/56[3]	110,430
1,885,000	California Infrastructure & Economic Development Bank, Revenue Bonds, Series B, 0.000% due 1/1/61[1,3]	144,390
250,000	California Public Finance Authority, Revenue Bonds, Refunding, 5.000% due 10/15/47	289,184
400,000	California School Finance Authority, Education Revenue, Revenue Bonds, Series A, 6.375% due 7/1/46[3]	450,042
290,546	California State, Housing Finance Agency, Revenue Bonds, Series A-1, 4.250% due 1/15/35	350,596
	California State, Municipal Finance Authority, Educational Revenue, Revenue Bonds, Refunding, Series A:
360,000	5.000% due 6/1/36	407,648
500,000	5.000% due 6/1/46	558,276
300,000	California State, Municipal Finance Authority, Higher Education Revenue, Revenue Bonds, Series A, 5.000% due 11/1/46[3]	342,292
335,000	California State, School Financing Authority, Rocketship Education Obligated Group, Revenue Bonds, Series A, 5.250% due 6/1/52[3]	367,477
250,000	California State, Statewide Communities Development Authority, CHF Irvine LLC, Revenue Bonds, Refunding, 5.000% due 5/15/29	296,437
500,000	California State, Statewide Communities Development Authority, Revenue Bonds, Series A, 5.250% due 12/1/56[3]	571,915
785,000	California State, Statewide Communities Development Authority, Student Housing Revenue, Revenue Bonds, 4.305% due 7/1/32	824,244
1,000,000	City of Los Angeles, CA, Department of Airports, Revenue Bonds, Series B, 5.000% due 5/15/48	1,258,537
440,000	CSCDA Community Improvement Authority, CA, Revenue Bonds, Series A, 3.250% due 10/1/58[3]	402,250
	CSCDA Community Improvement Authority, CA, Revenue Bonds, Series A-2:
100,000	3.000% due 12/1/56[3]	92,419
390,000	3.250% due 4/1/57[3]	369,528
110,000	3.250% due 5/1/57[3,4]	102,320
100,000	CSCDA Community Improvement Authority, CA, Revenue Bonds, Series B, 4.000% due 12/1/56	103,183
1,000,000	Golden, CA, Tobacco Securitization Corp., Tabacco Settelment, Revenue Bonds, Series B, 0.000% due 6/1/47[1]	228,211
	Hastings Campus Housing Finance Authority, CA, Revenue Bonds, Series A:
600,000	5.000% due 7/1/45	696,745
500,000	5.000% due 7/1/61	572,494
720,000	Madera, CA, Unified School District, General Obligation Unlimited, (NPFG Insured), 0.000% due 5/1/30[1]	625,661
250,000	River Islands, CA, Public Financing Authority, Special Tax, Series 1, 4.000% due 9/1/41	267,187
500,000	River Islands, CA, Public Financing Authority, Special Tax, Series A, 5.000% due 9/1/48	569,649
1,000,000	Riverside County, CA, Redevelopment Successor Agency, Revenue Bonds, Series B, 0.000% due 10/1/39[1]	641,885
200,000	Seal Beach, CA, Community Facilities District No. 2005-1, Special Tax, Refunding, 3.000% due 9/1/29	206,726
		11,857,563
See Notes to Financial Statements.
149

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High Yield Municipal Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2021
Face Amount		Value
MUNICIPAL BONDS* — (Continued)
	Colorado — 10.2%
$ 500,000	Amber Creek Metropolitan District, CO, General Obligation Limited, Refunding, Series A, 5.125% due 12/1/47	$ 522,679
1,000,000	Arista, CO, Metropolitan District, General Obligation Limited, Refunding, Series A, 4.375% due 12/1/28	1,069,656
	Arkansas River Power Authority, CO, Power Revenue, Revenue Bonds, Refunding, Series A:
500,000	5.000% due 10/1/33	595,653
400,000	5.000% due 10/1/43	466,355
500,000	Banning Lewis Ranch Metropolitan District No. 8, CO, General Obligation Limited, Series A, 4.875% due 12/1/51	482,790
500,000	Base Village Metropolitan District No. 2, CO, General Obligation Limited, Refunding, Series A, 5.750% due 12/1/46	515,942
500,000	Belleview Station, CO, Metropolitan District No. 2, General Obligation Limited, Refunding, 5.000% due 12/1/36	516,886
500,000	Big Dry Creek Metropolitan District, CO, General Obligation Limited, Series A, 5.750% due 12/1/47	526,481
278,000	Bradburn, CO, Metropolitan District No. 2, General Obligation Limited, Refunding, Series A, 4.000% due 12/1/28	293,710
525,000	Broadway Park North Metropolitan District No 2, CO, General Obligation, 5.000% due 12/1/49[3]	571,310
1,070,000	Broomfield, CO, Water Activity Enterprise, Revenue Bonds, 5.000% due 12/1/32	1,432,256
750,000	Buffalo Ridge, CO, Metropolitan District, General Obligation Limited, Series B, 7.375% due 12/15/47	789,683
500,000	Clear Creek Station, CO, Metropolitan District No. 2, General Obligation Limited, Refunding, Series A, 5.000% due 12/1/47	522,995
625,000	Colorado International Center, CO, Metropolitan District No. 14, General Obligation Limited, 5.875% due 12/1/46	670,838
500,000	Colorado International Center, CO, Metropolitan District No. 7, General Obligation Limited, 0.000% due 12/1/51[4]	365,376
500,000	Colorado State, Health Facilities Authority, Hospital Revenue, Christian Living Neighborhoods Project, Revenue Bonds, Refunding, 5.000% due 1/1/31	537,397
275,000	Colorado State, Health Facilities Authority, Hospital Revenue, Christian Living Neighborhoods Project, Revenue Bonds, Refunding, Series A, 5.000% due 12/1/33	289,248
400,000	Colorado State, Health Facilities Authority, Hospital Revenue, Refunding, 5.000% due 1/1/37	427,448
35,000	Colorado State, Health Facilities Authority, Hospital Revenue, Revenue Bonds, Refunding, 4.000% due 1/1/42	37,954
700,000	Colorado State, Health Facilities Authority, Hospital Revenue, Revenue Bonds, Refunding, Prerefunded 6/1/27 @ 100, 5.000% due 6/1/37	853,729
250,000	Colorado State, Health Facilities Authority, Hospital Revenue, Revenue Bonds, Series A, 4.000% due 9/1/50	285,257
660,000	Colorado State, Health Facilities Authority, Refunding, Series A, Prerefunded 6/1/25 @ 100, 5.000% due 6/1/45	766,410
250,000	Colorado State, Health Facilities Authority, Revenue Bonds, 5.000% due 1/1/38	279,730
165,000	Colorado State, Health Facilities Authority, Revenue Bonds, Prerefunded 6/1/23 @ 100, 5.625% due 6/1/43	179,025
350,000	Colorado State, Housing and Finance Authority, Non AMT Non ACE SF Mortgage, Revenue Bonds, Series C, Class I, (GNMA Insured), 4.250% due 11/1/48	383,875
300,000	Copper Ridge Metropolitan District, CO, Revenue Bonds, 4.000% due 12/1/29	310,246
500,000	Cottonwood Hollow, CO, Residential Metropolitan District, General Obligation limited, Refunding, 5.000% due 12/1/51	484,173
250,000	Denver, CO, Urban Renewal Authority, Tax Increment Revenue, Series A, 5.250% due 12/1/39[3]	271,132
590,000	DIATC Metropolitan District, CO, General Obligation Limited, 3.250% due 12/1/29[3]	612,663
See Notes to Financial Statements.
150

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High Yield Municipal Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2021
Face Amount		Value
MUNICIPAL BONDS* — (Continued)
	Colorado — (Continued)
$ 495,000	Dinosaur Ridge Metropolitan District, CO, Special Revenue, Revenue Bonds, Refunding, Series A, 5.000% due 6/1/49	$ 526,370
1,000,000	Gardens on Havana, CO, Metropolitan District No. 3, Revenue Bonds, Series A, 4.625% due 12/1/27	1,051,591
945,000	Harmony Technology Park, CO, Metropolitan District No. 2, General Obligation Limited, 4.500% due 12/1/32	1,014,446
500,000	Hunters Overlook, CO, Metropolitan District No. 5, General Obligation Limited, Series A, 5.000% due 12/1/49	543,055
500,000	Independence Metropolitan District No 3, CO, General Obligation Limited, Series A, 6.250% due 12/1/49	535,681
855,000	Lake Bluff, CO, Metropolitan District No. 2, General Obligation Limited, Refunding, 5.250% due 12/1/51	843,516
500,000	Leyden Ranch, CO, Metropolitan District, General Obligation Unlimited, Series A, 5.125% due 12/1/47	523,505
750,000	Leyden Rock, CO, Metropolitan District No. 10, General Obligation Limited, Series A, 5.000% due 12/1/45	775,393
500,000	Midcities Metropolitan District No. 2, CO, Special Revenue, Revenue Bonds, Refunding, Series B, 7.750% due 12/15/46	513,939
500,000	Parkside, CO, Centre Business Improvement District, Company Special Revenue, Revenue Bonds, Series A, 6.250% due 12/1/48	528,888
200,000	Rampart Range Metropolitan District No. 5, CO, Revenue Bonds, 4.000% due 12/1/51	202,043
500,000	Reunion Metropolitan District, CO, Revenue Bonds, Series A, 3.625% due 12/1/44	481,039
500,000	Serenity Ridge, CO, Metropolitan District No. 2, General Obligation Limited, Refunding, Series A, 5.125% due 12/1/43	531,412
750,000	Solaris, CO, Metropolitan District No. 3, General Obligation Limited, Refunding, Series A, 5.000% due 12/1/36	774,299
	Southglenn, CO, Metropolitan District, Special Revenue, General Obligation Limited, Refunding:
195,000	3.000% due 12/1/21	195,147
750,000	5.000% due 12/1/30	773,694
	Southlands, CO, Metropolitan District No. 1, General Obligation limited, Series A-2:
215,000	3.500% due 12/1/27	228,776
325,000	5.000% due 12/1/47	360,494
555,000	STC Metropolitan District No 2, CO, General Obligation Limited, Series A, 3.000% due 12/1/25	577,995
500,000	Tallyns Reach, CO, Metropolitan District No. 3, General Obligation Limited, Series A, 6.750% due 11/1/38	518,847
520,000	Thompson Crossing Metropolitan District No. 4, CO, General Obligation Limited, Refunding, 3.500% due 12/1/29	549,675
	Vauxmont Metropolitan District, CO, General Obligation Limited, (AGMC Insured):
250,000	5.000% due 12/1/32	316,805
160,000	5.000% due 12/15/32	182,964
500,000	Westcreek Metropolitan District No 2, CO, General Obligation Limited, Series A, 5.375% due 12/1/48	535,889
500,000	Westerly Metropolitan District No. 4, CO, General Obligation, Limited, Series A-1, 5.000% due 12/1/50	539,829
		28,686,189
	Connecticut — 0.7%
425,000	Connecticut State Health & Educational Facilities Authority, Church Home of Hartford, Inc. Project, Revenue Bonds, Series A, 5.000% due 9/1/53[3]	465,545
165,000	Connecticut State Health and Educational Facilities Authority, Revenue Bonds Refunding, Series G-1, 5.000% due 7/1/50[3]	194,215
125,000	Connecticut State Health and Educational Facilities Authority, Revenue Bonds, Series A, 5.000% due 1/1/55[3]	137,231
125,000	Connecticut State Health and Educational Facilities Authority, Revenue Bonds, Series E, 4.000% due 7/1/41[4]	137,766
See Notes to Financial Statements.
151

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High Yield Municipal Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2021
Face Amount		Value
MUNICIPAL BONDS* — (Continued)
	Connecticut — (Continued)
$ 250,000	Harbor Point, CT, Infrastructure Improvement District, Special Obligation Revenue, Tax Allocation, Refunding, 5.000% due 4/1/30[3]	$ 288,794
600,000	Mohegan Tribe of Indians, CT, Gaming Authority, Revenue Bonds, Series A, 5.500% due 8/1/26[3]	640,261
45,000	SteelPoint, CT, Infrastructure, Improvement District, Special Obligation Tax Allocation, 4.000% due 4/1/51	46,197
		1,910,009
	District Of Columbia — 0.8%
225,000	District of Columbia, KIPP Obligated Group, Revenue Bonds, Refunding, Series A (MBIA Insured), 5.000% due 7/1/27	269,452
3,415,000	District of Columbia, Tobacco Settlement Financing Corp., Revenue Bonds, Series A, 0.000% due 6/15/46[1]	750,563
2,000,000	Metropolitan Washington, DC, Airports Authority Dulles Toll Road Revenue, Revenue Bonds, Series B, (AGMC Insured), 0.000% due 10/1/40[1]	1,232,318
		2,252,333
	Florida — 4.8%
105,000	Alachua County, FL, Health Facilities Authourity, Revenue Bonds, Series 2021, 4.000% due 10/1/40[4]	114,693
	Atlantic Beach, FL, Healthcare Facilities, Revenue Bonds, Series A:
505,000	5.000% due 11/15/33	577,227
250,000	5.000% due 11/15/53	280,635
250,000	Capital Trust Agency Inc, FL, Revenue Bonds, Series A, 5.000% due 10/15/49[3]	274,211
290,000	Capital Trust Agency Inc, FL, Revenue Bonds, Series A-1, 5.000% due 7/1/56[3]	326,153
6,500,000	Capital Trust Agency Inc, FL, Revenue Bonds, Series B, 0.000% due 7/1/61[1,3]	655,086
195,000	Capital Trust Agency, FL, Educational Facilities Revenue, Advantage Academy of Hillsborough Projects, Revenue Bonds, Series A, 4.000% due 12/15/24	205,391
160,000	Capital Trust Agency, FL, Educational Facilities Revenue, Viera Charter School, Inc. Project, Revenue Bonds, Series A, 5.000% due 10/15/37[3]	178,525
300,000	Escambia County, FL, Health Facilities Authority, Revenue Bonds, Refunding, Series A, (MBIA Insecured), 4.000% due 8/15/45	331,671
145,000	Florida Development Finance Corp., Educational Facilities Revenue, Renaissance Charter School, Inc. Projects, Series C, 5.000% due 9/15/50[3]	158,698
550,000	Florida Development Finance Corp., Healthcare Facilities Revenue, University of Florida Health Project, Series A, Revenue Bonds, 6.000% due 2/1/33	582,748
1,110,000	Florida State Housing Finance Corp., Revenue Bonds, Series 1 (GNMA/FNMA/FHLMC Insured), 4.000% due 7/1/49	1,192,984
925,000	Florida State Housing Finance Corp., Revenue Bonds, Series 2 (GNMA/FNMA/FHLMC Insured), 3.000% due 7/1/52	1,000,063
300,000	Lakewood Ranch, FL, Stewardship District, Special Assessment Revenue, 5.375% due 5/1/47	332,366
500,000	Lee County, FL, Industrial Development Authority, Shell Point/Waterside Health Project, Revenue Bonds, 5.000% due 11/15/39	584,295
1,250,000	North Broward, FL, Hospital District, Revenue Bonds, Refunding, Series B, 5.000% due 1/1/48	1,444,641
750,000	Orange County, FL, Health Facilities Authority Revenue, Revenue Bonds, 5.000% due 8/1/40	849,781
1,000,000	Orange County, FL, Health Facilities Authority, Revenue Bonds, Refunding, 5.000% due 8/1/41	1,091,723
55,000	Palm Beach County, FL, Health Facilities Authority, Lifespace Communities, Revenue Bonds, Refunding, Series C, 5.000% due 5/15/25	62,419
See Notes to Financial Statements.
152

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High Yield Municipal Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2021
Face Amount		Value
MUNICIPAL BONDS* — (Continued)
	Florida — (Continued)
$ 145,000	Palm Beach County, FL, Health Facilities Authority, Revenue Bonds, Series A, 5.000% due 6/1/55	$ 155,536
5,000	Palm Beach County, FL, Health Facilities Authority, Revenue Bonds, Series B, 5.000% due 11/15/42	6,011
	Sarasota County, FL, Health Facilities Authority, Retirement Facilities Revenue, Revenue Bonds, Series A:
550,000	5.000% due 1/1/37	592,209
250,000	5.000% due 1/1/42	268,357
210,000	Sawyers Landing, FL, Community Development Assessment, Revenue Bonds, 4.250% due 5/1/53	220,375
500,000	Southeast Overtown Park West Community Redevelopment Agency, FL, Series A-1, 5.000% due 3/1/30[3]	541,680
40,000	St. Johns County Industrial Development Authority, Revenue Bonds, Refunding, Tax Allocation, Series A, 4.000% due 12/15/46	43,236
160,000	Town Center at Palm Coast, FL, Community Development District, Special Assessment, 6.000% due 5/1/36	160,129
	Winter Garden Village at Fowler Groves, FL, Community Development District, Special Assessment, Refunding:
650,000	3.750% due 5/1/31	694,983
500,000	4.125% due 5/1/37	535,675
		13,461,501
	Georgia — 0.8%
375,000	DeKalb County, GA, Housing Authority, Senior Living Revenue, Revenue Bonds, Refunding, Series A, 5.250% due 1/1/54[3]	314,694
125,000	Development Authority of Monroe County, GA, Revenue Bonds, Series A, 1.500% due 1/1/39[2]	128,078
455,000	Georgia Housing & Finance Authority, Revenue Bonds, Series A, 4.000% due 6/1/50	502,204
200,000	Georgia State, Municipal Electric Authority, Revenue Bonds, Series A, 5.000% due 7/1/60	225,610
370,000	Georgia State, Municipal Electric Authority, Revenue Bonds, Series A, (AGMC Insured), 4.000% due 1/1/38	425,203
195,000	Houston Healthcare System, Inc., GA, Revenue Bonds, Series B, 5.000% due 10/1/31[2]	215,930
340,000	Macon-Bibb County, GA, Urban Development Authority, Revenue Bonds, 5.750% due 6/15/37[3]	390,092
		2,201,811
	Guam — 0.3%
175,000	Guam Department of Education, Certificate Participation, Refunding, Series A, 5.000% due 2/1/40	197,170
105,000	Guam Government Business Privilege, Revenue Bonds, Refunding, Series F, 4.000% due 1/1/36	119,726
500,000	Guam Power Authority, Revenue Bonds, Series A (AGMC Insured), 5.000% due 10/1/22	520,690
		837,586
	Hawaii — 0.4%
1,000,000	State of Hawaii, Airports System Revenue, Revenue Bonds, Series D, 4.000% due 7/1/36	1,163,185
	Idaho — 0.7%
500,000	Idaho Health Facilities Authority, Revenue Bonds, Series A, 4.750% due 7/1/44[3]	529,621
250,000	Idaho State, Health Facilities Authority Revenue, Kootenai Health Project, Revenue Bonds, Series A, 4.375% due 7/1/34[3]	269,516
	Idaho State, Housing and Finance Association, Nonprofit Facilities Revenue, Compass Charter School Project, Revenue Bonds, Series A:
735,000	6.000% due 7/1/39[3]	885,969
250,000	5.000% due 7/1/40[3]	280,790
		1,965,896
See Notes to Financial Statements.
153

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High Yield Municipal Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2021
Face Amount		Value
MUNICIPAL BONDS* — (Continued)
	Illinois — 13.3%
$ 250,000	Bolingbrook, IL, Special Service Area No 1, Special Tax, Refunding, 5.250% due 3/1/41	$ 262,742
100,000	Chicago, IL, Board of Education, General Obligation Unlimited, Refunding, Series A, 7.000% due 12/1/44	119,653
	Chicago, IL, Board of Education, General Obligation Unlimited, Series A:
250,000	0.000% due 12/1/25[1]	236,896
1,205,000	0.000% due 12/1/31[1]	977,743
765,000	5.000% due 12/1/41	767,337
400,000	7.000% due 12/1/46[3]	512,220
325,000	Chicago, IL, Board of Education, General Obligation Unlimited, Series A, (AGMC, AMBAC Insured), 5.500% due 12/1/31	440,975
	Chicago, IL, Board of Education, General Obligation Unlimited, Series A, (NPFG Insured):
150,000	0.000% due 12/1/23[1]	147,674
710,000	0.000% due 12/1/25[1]	676,891
170,000	5.500% due 12/1/26	195,721
550,000	0.000% due 12/1/29[1]	473,603
600,000	Chicago, IL, Board of Education, General Obligation Unlimited, Series B, 7.000% due 12/1/42[3]	772,589
1,150,000	Chicago, IL, Board of Education, General Obligation Unlimited, Series B1, (NPFG Insured), 0.000% due 12/1/31[1]	933,116
640,000	Chicago, IL, Board of Education, General Obligation Unlimited, Series C, 5.250% due 12/1/39	705,078
500,000	Chicago, IL, Board of Education, General Obligation Unlimited, Series H, 5.000% due 12/1/46	581,554
600,000	Chicago, IL, General Obligation Unlimited, (NPFG Insured), 0.000% due 1/1/31[1]	495,161
	Chicago, IL, General Obligation Unlimited, Refunding, Series A:
150,000	5.000% due 1/1/30	187,263
250,000	5.750% due 1/1/33	301,162
1,195,000	6.000% due 1/1/38	1,450,056
305,000	Chicago, IL, General Obligation Unlimited, Refunding, Series C, 5.000% due 1/1/24	333,140
	Chicago, IL, General Obligation Unlimited, Series C:
250,000	0.000% due 1/1/27[1]	222,682
435,000	0.000% due 1/1/31[1]	333,316
305,000	Chicago, IL, Wastewater Transmission Revenue, Revenue Bonds, Refunding, (NPFG Insured), 5.500% due 1/1/30	369,279
500,000	Chicago, IL, Waterworks Revenue, Revenue Bonds, 5.000% due 11/1/24	523,174
150,000	Chicago, IL, Waterworks Revenue, Revenue Bonds, Refunding (AMBAC Insured), 5.750% due 11/1/30	179,866
500,000	Cook County, IL, Community College District No. 508, General Obligation Unlimited, 5.250% due 12/1/43	532,945
315,000	Illinois Housing Development Authority, Revenue Bonds, Series A, 3.000% due 4/1/51	338,569
1,100,000	Illinois Housing Development Authority, Revenue Bonds, Series D, 3.000% due 10/1/51	1,187,064
400,000	Illinois State Finance Authority, Christian Homes, Inc., Revenue Bonds, 5.000% due 5/15/36	449,200
350,000	Illinois State Finance Authority, Revenue Bonds, 4.000% due 7/1/35	390,517
	Illinois State Finance Authority, Revenue Bonds, Refunding:
230,000	5.000% due 12/1/40	268,875
250,000	5.000% due 12/1/46	290,109
150,000	Illinois State Finance Authority, Revenue Bonds, Refunding, Lifespace Communities Project, Series A, 5.000% due 5/15/22	153,249
	Illinois State Finance Authority, Revenue Bonds, Refunding, Series A:
300,000	5.000% due 7/1/35	349,298
250,000	5.000% due 8/15/37	300,545
See Notes to Financial Statements.
154

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High Yield Municipal Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2021
Face Amount		Value
MUNICIPAL BONDS* — (Continued)
	Illinois — (Continued)
	Illinois State Finance Authority, Revenue Bonds, Refunding, Series C:
$ 1,000,000	5.000% due 2/15/31	$ 1,200,669
1,000,000	4.125% due 8/15/37	1,094,363
500,000	Illinois State Finance Authority, Silver Cross Hospital & Medical Center, Revenue Bonds, Series C, 5.000% due 8/15/44	571,536
	Illinois State Finance Authority, Student Housing Revenue, Northern Illinois University Project, Revenue Bonds, Series A:
250,000	5.000% due 7/1/35	237,622
500,000	5.000% due 7/1/47	445,674
1,035,000	Illinois State Finance Authority, Swedish Covenant Hospital, Revenue Bonds, Refunding, Series A, 5.000% due 8/15/34	1,244,257
390,000	Illinois State Housing Development Authority, Revenue Bonds, Series A (GNMA / FNMA / FHLMC Insured), 4.250% due 10/1/49	430,011
460,000	Illinois State Housing Development Authority, Revenue Bonds, Series C, 3.500% due 8/1/46	488,388
475,000	Illinois State Sports Facilities Authority, Revenue Bonds, Refunding, 5.000% due 6/15/24	521,628
	Illinois State Sports Facilities Authority, Revenue Bonds, Refunding, (BAM Insured):
620,000	5.000% due 6/15/28	761,620
250,000	5.000% due 6/15/30	309,088
	Illinois State Sports Facilities Authority, State Tax Supported, Capital Apprec, Revenue Bonds, (AMBAC Insured):
500,000	0.000% due 6/15/23[1]	494,157
440,000	0.000% due 6/15/26[1]	414,693
500,000	Illinois State University, Revenue Bonds, (AGMC Insured), 5.000% due 4/1/24	550,172
320,000	Illinois State, Finance Authority, Charter School Revenue, Refunding and Improvement, Chicago International Charter School Project, Revenue Bonds, 5.000% due 12/1/47	364,518
	Illinois State, General Obligation Unlimited:
500,000	5.000% due 1/1/30	578,382
1,000,000	5.000% due 2/1/39	1,085,850
500,000	Illinois State, General Obligation Unlimited, Series C, 5.000% due 11/1/29	592,276
1,000,000	Illinois State, General Obligation Unlimited, Series D, 5.000% due 11/1/28	1,192,189
250,000	Metropolitan Pier & Exposition Authority, IL, Dedicated State Tax Revenue, Revenue Bonds, Refunding (BAM, NPFG Insured), 0.000% due 6/15/28[1]	223,977
	Metropolitan Pier & Exposition Authority, IL, Dedicated State Tax Revenue, Revenue Bonds, Series A, (NPFG Insured):
485,000	0.000% due 6/15/31[1]	394,030
1,000,000	0.000% due 6/15/36[1]	697,038
525,000	Metropolitan Pier & Exposition Authority, IL, Dedicated State Tax Revenue, Revenue Bonds, Series B-1, (AGMC Insured), 0.000% due 6/15/27[1]	482,534
2,000,000	Metropolitan Pier & Exposition Authority, IL, Dedicated State Tax, Revenue Bonds, Series A, (AGMC Insured MBIA), 0.000% due 12/15/29[1]	1,717,649
500,000	Metropolitan Pier & Exposition Authority, IL, McCormick Place Expansion Project, Revenue Bonds, Refunding, Series B, 5.000% due 12/15/40	565,587
250,000	Southern Illinois State University, Housing & Auxiliary Facilities System, Revenue Bonds, Series A, (NPFG Insured), 0.000% due 4/1/22[1]	248,697
500,000	Southern Illinois State University, Housing & Auxiliary Facilities System, Revenue Bonds, Series B1, 5.000% due 4/1/22	506,683
	State of Illinois, General Obligation Unlimited:
500,000	5.500% due 5/1/30	639,273
165,000	4.000% due 6/1/35	179,902
250,000	State of Illinois, General Obligation Unlimited, Series B, 4.000% due 10/1/33	285,708
See Notes to Financial Statements.
155

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High Yield Municipal Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2021
Face Amount		Value
MUNICIPAL BONDS* — (Continued)
	Illinois — (Continued)
$ 250,000	State of Illinois, General Obligation Unlimited, Series C, 4.000% due 10/1/42	$ 279,019
1,000,000	University of Illinois, Auxiliary Facilities, Revenue Bonds, Series A, (AGMC Insured), 4.000% due 4/1/36	1,110,718
500,000	Volo Village, IL, Special Service Area No. 3 & 6, Special Tax, Symphony Meadows/Lancaster Falls Project, (AGMC Insured), 2.875% due 3/1/25	529,033
496,000	Yorkville, IL, United City Special Service, Special Tax, (AGMC Insured), 3.000% due 3/1/25	526,152
250,000	Yorkville, IL, United City Special Service, Special Tax, Refunding, (AGMC Insured), 4.000% due 3/1/36	264,935
		37,687,290
	Indiana — 1.8%
	Indiana Finance Authority, Midwestern Disaster Relief Revenue, Revenue Bonds, Ohio Valley Electric Corp. Project, Series A:
900,000	5.000% due 6/1/32	916,640
300,000	5.000% due 6/1/39	305,093
	Indiana Finance Authority, Revenue Bonds, Series A:
100,000	5.250% due 11/15/46	114,089
1,500,000	4.000% due 7/1/50	1,699,074
	Indiana State Finance Authority, Greencroft Obligated Group, Revenue Bonds, Series A:
345,000	5.750% due 11/15/28	371,115
195,000	6.500% due 11/15/33	210,874
150,000	Indiana State Finance Authority, Pollution Control, Revenue Bonds, Series B, 2.500% due 11/1/30	150,267
600,000	Indiana State Finance Authority, Revenue Bonds, Series A, 5.000% due 11/15/38	683,894
	Knox County, IN, Economic Development Authority, Revenue Bonds, Refunding, Series A:
300,000	5.000% due 4/1/23	305,681
350,000	5.000% due 4/1/28	356,627
		5,113,354
	Iowa — 0.5%
500,000	Iowa State, Finance Authority, Midwestern Disaster Relief Revenue, Iowa Fertilizer Co. LLC Project, Revenue Bonds, Refunding, Series B, 5.250% due 12/1/50[2]	543,924
250,000	Iowa State, Finance Authority, Revenue Bonds, 5.250% due 12/1/25	269,291
250,000	Iowa State, Finance Authority, Senior Housing Revenue, Revenue Bonds, Series A, 5.000% due 3/1/33	270,775
210,000	lowa State Finance Aurthority Senior Living Facilities, Revenue Bonds, Refunding, 5.000% due 9/1/51	220,852
		1,304,842
	Kansas — 0.1%
135,000	City of Manhattan KS, Revenue Bonds, Refunding, Series A, 4.000% due 6/1/36	147,701
150,000	Wyandotte County, KS, Kansas City Unified Government, Revenue Bonds, 5.000% due 12/1/34	153,038
50,000	Wyandotte County, KS, Kansas City Unified Government, Wyandotte Plaza Project, Revenue Bonds, 4.000% due 12/1/28	50,504
		351,243
	Kentucky — 0.9%
305,000	City of Ashland, KY, Medical Center Revenue, Revenue Bonds, Refunding, Series A, 4.000% due 2/1/32	333,883
350,000	City of Ashland, KY, Revenue Bonds, Refunding, Series A, 4.000% due 2/1/36	380,981
95,000	Kentucky Public Transportation Infrastructure Authority, Revenue Bonds, Refunding, Series B, 4.000% due 7/1/53	108,550
See Notes to Financial Statements.
156

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High Yield Municipal Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2021
Face Amount		Value
MUNICIPAL BONDS* — (Continued)
	Kentucky — (Continued)
$ 130,000	Kentucky State University, Certificate Participation, Refunding, (BAM Insured), 4.000% due 11/1/34	$ 157,347
250,000	Kentucky State, Economic Development Finance Authority, Healthcare Revenue, Revenue Bonds, Refunding, 5.750% due 11/15/45	254,942
	Kentucky State, Economic Development Finance Authority, Healthcare Revenue, Revenue Bonds, Series B, (NPFG Insured):
500,000	0.000% due 10/1/26[1]	459,966
500,000	0.000% due 10/1/27[1]	446,753
250,000	Louisville & Jefferson County, KY, Metropolitan Government Healthcare System, Revenue Bonds, Refunding, Series A, 5.000% due 10/1/31	296,570
		2,438,992
	Louisiana — 1.1%
250,000	Calcasieu Parish, LA, Memorial Hospital Service District, Hospital Revenue, Lake Charles Memorial Hospital Project, Revenue Bonds, Refunding, 5.000% due 12/1/34	299,425
870,000	Juban Crossing Economic Development District, LA, Revenue Bonds, Refunding, Series C, 7.000% due 9/15/44[3]	837,346
1,250,000	Louisiana State Local Govenment Facility & Community Development Authority, Revenue Bonds, Series B, 2.500% due 4/1/36	1,266,521
500,000	Louisiana State, Public Facilities Authority Revenue, Revenue Bonds, Louisiana State University Greenhouse District Phase III Project, Series A, 5.000% due 7/1/59	593,573
250,000	Parish of St. John the Baptist, LA, Revenue Bonds, Refunding, Series A-1, 2.000% due 6/1/37[2]	254,244
		3,251,109
	Maryland — 1.8%
1,125,000	Baltimore, MD, Special Obligation, Revenue Bonds, Refunding, Series A, 5.000% due 9/1/38	1,259,818
250,000	Brunswick, MD, Special Obligation, Special Tax, Refunding, 5.000% due 7/1/36	291,806
250,000	Howard County, MD, Special Obligation, Revenue Bonds, Series A, 4.125% due 2/15/34[3]	261,942
750,000	Maryland Community Development Administration, Revenue Bonds, Series A, 3.000% due 9/1/51	805,898
500,000	Maryland Economic Development Corp., Revenue Bonds, 5.000% due 7/1/56	592,962
310,000	Maryland State, Community Development Administration, Department Housing & Community Development, Revenue Bonds, Refunding, Series A, 4.500% due 9/1/48	345,262
90,000	Maryland State, Economic Development Corp., Special Obligation, Metro Centre Owings Mills Project, Tax Allocation, 3.750% due 7/1/27	99,160
250,000	Maryland State, Economic Development Corp., Special Obligation, Tax Allocation, 4.500% due 7/1/44	274,965
500,000	Prince George’s County, MD, Revenue Authority, Suitland-Naylor Road Project, 5.000% due 7/1/46[3]	551,623
500,000	Prince George’s County, MD, Special Obligation, PGC Hampton Park Project, Revenue Bonds, Series A, 4.375% due 7/1/48[3]	529,439
		5,012,875
	Michigan — 2.5%
250,000	Detroit, MI, General Obligation Unlimited, 5.000% due 4/1/34	291,822
125,000	Detroit, MI, General Obligation Unlimited, Series A, 5.000% due 4/1/46	150,789
See Notes to Financial Statements.
157

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High Yield Municipal Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2021
Face Amount		Value
MUNICIPAL BONDS* — (Continued)
	Michigan — (Continued)
	Flint, MI, Hospital Building Authority Rental, Revenue Bonds, Series A:
$ 250,000	4.000% due 7/1/38	$ 283,647
280,000	5.250% due 7/1/39	295,757
1,000,000	Grand Rapids, MI, Charter Township Economic Development Corp., Revenue Bonds, 5.000% due 5/15/44	1,146,749
	Grand Rapids, MI, Economic Development Corp., Beacon Hill Eastgate Project, Revenue Bonds, Refunding, Series A:
600,000	5.000% due 11/1/37	655,720
250,000	5.000% due 11/1/55[3,4]	282,563
	Kentwood, MI, Economic Development Corp., Revenue Bonds, Refunding:
50,000	4.500% due 11/15/21	50,062
65,000	4.750% due 11/15/22	66,541
250,000	5.000% due 11/15/37	280,280
250,000	5.625% due 11/15/41	257,098
70,000	4.000% due 11/15/43[4]	73,814
2,500,000	Michigan Finance Authority, Revenue Bonds, Refunding, Series B-2, 0.000% due 6/1/65[1]	317,642
520,000	Michigan State Housing Development Authority, Safe Mortgage Revenue, Revenue Bonds, Series A, 2.700% due 10/1/56	513,969
1,895,000	Michigan State Housing Development Authority, Safe Mortgage Revenue, Revenue Bonds, Series C, 4.250% due 6/1/49	2,067,763
250,000	Michigan State Strategic Fund, Limited Obligation Revenue, Revenue Bonds, Refunding, 5.000% due 11/15/29	292,148
		7,026,364
	Minnesota — 0.2%
225,748	Minnesota Housing Finance Agency, Revenue Bonds, Series I, 2.800% due 12/1/47	230,830
240,000	St. Paul, MN, Housing & Redevelopment Authority, Charter School Lease Revenue, Revenue Bonds, Series A, 5.500% due 7/1/38[3]	270,496
		501,326
	Mississippi — 0.8%
220,000	Mississippi Business Finance Corp., Revenue Bonds, 2.375% due 6/1/44	203,983
1,920,000	Mississippi Business Finance Corp., Revenue Bonds, Series D, 0.030% due 12/1/30[2]	1,920,000
250,000	Mississippi Development Bank, Special Obligation Bonds, Refunding, 4.000% due 10/1/41[3]	264,463
		2,388,446
	Missouri — 1.3%
405,000	Cape Girardeau County, MO, Industrial Development Authority, Southeast Health, Revenue Bonds, Series A, 6.000% due 3/1/33	440,789
35,000	Lees Summit, MO, Special Obligation Tax Increment, Tax Allocation, Refunding, 3.500% due 11/1/23[3]	35,242
430,000	Maryland Heights, MO, Industrial Development Authority, State Louis Community ICE Center Project, Revenue Bonds, Series A, 4.375% due 3/15/30	409,638
100,000	Missouri State Health & Educational Facilities Authority, Lutheran Senior Services, Revenue Bonds, 5.000% due 2/1/25	108,912
640,000	Missouri State Health & Educational Facilities Authority, Revenue Bonds, 5.000% due 2/1/26	694,645
	Missouri State Health & Educational Facilities Authority, Revenue Bonds, Series A:
100,000	5.000% due 2/1/28	114,703
250,000	5.000% due 2/1/42	275,838
250,000	Missouri State, Health and Educational Facilities Authority, Revenue Bonds, 5.000% due 8/1/45	269,317
60,000	Plaza at Noah’s Ark Community Improvement District, MO, Refunding, Revenue Bonds, 3.000% due 5/1/26	61,320
See Notes to Financial Statements.
158

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High Yield Municipal Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2021
Face Amount		Value
MUNICIPAL BONDS* — (Continued)
	Missouri — (Continued)
$ 355,000	St. Louis County, MO, Industrial Development Authority, Senior Living Facilities, Revenue Bonds, Refunding, 5.000% due 9/1/32	$ 409,524
625,000	St. Louis County, MO, Industrial Development Authority, Senior Living Facilities, Revenue Bonds, Series A, 5.250% due 9/1/53	697,815
150,000	St. Louis County, MO, Industrial Development Authority, Senior Living Revenue, Revenue Bonds, Refunding, 5.000% due 9/1/48	167,035
		3,684,778
	Nebraska — 0.1%
195,000	Nebraska State, Investment Finance Authority, Safe Housing Revenue, Revenue Bonds, Series C, 4.000% due 9/1/48	212,097
	Nevada — 0.7%
290,000	Las Vegas, NV, Sales Tax Increment Revenue, 3.500% due 6/15/25[3]	290,137
225,000	Las Vegas, NV, Special Improvement District No. 816, Sales Tax Increment Revenue Bonds, 2.750% due 6/1/31	225,941
335,000	Nevada State, Department of Business & Industry, Revenue Bonds, Series A, 5.000% due 7/15/27[3]	372,716
500,000	Nevada State, Department of Business and Industry, Revenue Bonds, Series A, 5.000% due 12/15/48[3]	541,894
390,000	North Las Vegas, NV, Local Improvement, Special Assessment, 4.625% due 6/1/49	428,264
		1,858,952
	New Hampshire — 0.4%
976,069	National Finance Authority, NH, Municipal Certificates, Revenue Bonds, Series 1, Class A, 4.125% due 1/20/34	1,152,974
	New Jersey — 5.7%
500,000	New Jersey Health Care Facilities Financing Authority Revenue, Revenue Bonds, St Peters Univerdity Hospital, 5.750% due 7/1/37	501,509
1,085,000	New Jersey State Economic Development Authority Revenue, Refunding, School Facilities Construction, Revenue Bonds, Series NN, 5.000% due 3/1/24	1,149,995
1,000,000	New Jersey State Economic Development Authority Revenue, Revenue Bonds, Refunding, (AGMC Insured), 5.000% due 6/1/29	1,202,064
175,000	New Jersey State Economic Development Authority School Revenue, Beloved Community Chart School, Inc. Project, Revenue Bonds, Series A, 5.000% due 6/15/49[3]	188,137
345,000	New Jersey State Economic Development Authority School Revenue, Foundation Academy Charter School Project, Revenue Bonds, Series A, 5.000% due 7/1/38	398,257
500,000	New Jersey State Economic Development Authority, Revenue Bonds, Refunding, Series I, (SIFMA MUNI SWAP INDEX + 1.60%), 1.650% due 3/1/28[5]	506,392
2,500,000	New Jersey State Economic Development Authority, Revenue Bonds, Refunding, Series XX, 5.000% due 6/15/25	2,881,862
770,000	New Jersey State Housing and Mortgage Finance Agency, Revenue Bonds, Refunding, Series C, 4.750% due 10/1/50	861,440
	New Jersey State Transportation Trust Fund Authority, Revenue Bonds, Series A:
1,000,000	0.000% due 12/15/35[1]	710,536
1,300,000	0.000% due 12/15/39[1]	803,909
1,000,000	New Jersey State Transportation Trust Fund Authority, Revenue Bonds, Series A, (BAM Insured), 0.000% due 12/15/27[1]	916,481
1,000,000	New Jersey State Transportation Trust Fund Authority, Revenue Bonds, Series B, (NPFG Insured), 5.500% due 12/15/21	1,006,272
See Notes to Financial Statements.
159

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High Yield Municipal Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2021
Face Amount		Value
MUNICIPAL BONDS* — (Continued)
	New Jersey — (Continued)
	New Jersey State Transportation Trust Fund Authority, Revenue Bonds, Series C, (AGMC Insured):
$ 185,000	0.000% due 12/15/32[1]	$ 148,110
1,000,000	0.000% due 12/15/34[1]	756,834
550,000	New Jersey State Transportation Trust Fund Authority, Revenue Bonds, Series C, (AMBAC Insured), 0.000% due 12/15/35[1]	399,061
1,000,000	New Jersey State Transportation Trust Fund Authority, Revenue Bonds, Series C, (NPFG Insured), 0.000% due 12/15/31[1]	813,887
1,000,000	Tobacco Settlement Financing Corp., NJ, Revenue Bonds, Refunding, Series A, 5.000% due 6/1/29	1,224,142
1,500,000	Union County, NJ, Industrial Pollution Control Financing Authority, Revenue Bonds, 0.030% due 7/1/33[2]	1,500,000
		15,968,888
	New Mexico — 0.5%
500,000	New Mexico Hospital Equipment Loan Council First Mortgage, Revenue Bonds, LA Vida Llena Expansion Project, Series A, 5.000% due 7/1/49	544,345
510,000	New Mexico Mortgage Finance Authority, Revenue Bonds, Series A-1, Class I, (GNMA / FNMA / FHLMC Insured), 4.250% due 1/1/50	561,202
275,000	Santa Fe, NM, Retirement Facility Revenue, Revenue Bonds, Series A, 5.000% due 5/15/34	310,531
		1,416,078
	New York — 6.9%
435,000	Brookhaven, NY, Arena Local Development Corp., Revenue Bonds, Series A, 4.000% due 11/1/55	480,629
1,250,000	Brooklyn, NY, Arena Local Development Corp., Pilot Revenue, Revenue Bonds, Refunding, Series A, 5.000% due 7/15/42	1,437,053
100,000	Build NYC Resource Corp, NY, Revenue Bonds, Series A, 4.000% due 6/15/51	106,184
315,000	Build NYC Resource Corp, NY, Revenue Bonds,Series A, 5.000% due 12/1/41[3]	358,448
150,000	County of Sullivan, NY, Special Assessment, Series E-1, 4.850% due 11/1/31[3]	158,253
500,000	County of Sullivan, NY, Special Assessment, Series E-2, 5.350% due 11/1/49[3]	524,827
500,000	Glen Cove, NY, Local Economic Assistance Corp., Revenue Bonds, Series C, 0.000% due 1/1/55[1]	523,006
395,000	Metropolitan Transportation Aurthority, NY, Revenue Bonds, Refunding, Series D-2-B, (SOFR*0.67+0.55%), 0.584% due 11/1/32[5]	396,335
250,000	Metropolitan Transportation Authority, NY, Revenue Bonds, Series A-3, (SIFMA MUNI SWAP INDEX + 0.50%), 0.550% due 11/15/42[5]	250,027
	Metropolitan Transportation Authority, NY, Revenue Bonds, Series C-1:
250,000	4.750% due 11/15/45	292,358
120,000	5.000% due 11/15/50	142,600
500,000	Metropolitan Transportation Authority, NY, Revenue Bonds, Series D, 4.000% due 11/15/46	542,331
	Metropolitan Transportation Authority, NY, Revenue Bonds, Series D-2:
500,000	4.000% due 11/15/47	554,345
325,000	4.000% due 11/15/48	360,041
175,000	Metropolitan Transportation Authority, NY, Revenue Bonds, Series D-3, 4.000% due 11/15/49	193,683
275,000	Monroe County, NY, Industrial Development Corp, Revenue Bonds, 5.000% due 1/1/40	307,703
1,900,000	New York City, NY, General Obligation Unlimited, Series F-3, 0.020% due 3/1/42[2]	1,900,000
1,000,000	New York City, NY, Municipal Water Finance Authority, Water And Sewer Sytem Revenue, Revenue Bonds, Series A-2, 0.020% due 6/15/44[2]	1,000,000
See Notes to Financial Statements.
160

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High Yield Municipal Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2021
Face Amount		Value
MUNICIPAL BONDS* — (Continued)
	New York — (Continued)
$ 3,800,000	New York City, NY, Water & Sewer System, Revenue Bonds, Series FF-1, 0.020% due 6/15/44[2]	$ 3,800,000
460,000	New York City, NY, Water and Sewer System Revenue, Revenue Bonds,Series BB2, 4.000% due 6/15/42	537,329
700,000	New York State, Dormitory Authority Revenue, Non State Supported Debt, Refunding, 5.000% due 12/1/32[3]	833,609
1,000,000	New York State, Dormitory Authority, Revenue Bonds,Series A, 5.000% due 3/15/40	1,243,562
360,000	New York State, Mortgage Agency, Homeowner Mortgage, Revenue Bonds, Refunding, Series 195, 4.000% due 10/1/46	382,310
1,415,000	New York State, Urban Development Corp., Revenue Bonds, Series C, 5.000% due 3/15/50	1,750,456
	New York Transportation Development Corp., Revenue Bonds, Series C:
500,000	5.000% due 12/1/32	627,329
500,000	5.000% due 12/1/34	625,197
250,000	The Town of Huntington, NY, Local Development Corp., Revenue Bonds, Series A, 5.250% due 7/1/56	272,039
		19,599,654
	North Carolina — 0.6%
995,000	North Carolina Housing Finance Agency, Revenue Bonds, Series 46-A, 3.000% due 7/1/51	1,071,791
215,000	North Carolina Medical Care Commission, Revenue Bonds, Series A, 5.000% due 7/1/34	242,319
500,000	North Carolina State, Medical Care Commission, Retirement Facilities Revenue, Revenue Bonds, Series B, 5.000% due 4/1/47	513,083
		1,827,193
	North Dakota — 0.3%
195,000	North Dakota Housing Finance Agency, Revenue Bonds, Series A, 3.000% due 1/1/52	210,246
500,000	Ward County, ND, Healthcare Facilities Revenue, Revenue Bonds, Series C, 5.000% due 6/1/43	579,909
		790,155
	Ohio — 2.5%
500,000	Buckeye, OH, Tobacco Settlement Financing Authority, Revenue Bonds, Series B-2, 5.000% due 6/1/55	561,070
2,500,000	Buckeye, OH, Tobacco Settlement Financing Authority, Revenue Bonds, Series B-3, 0.000% due 6/1/57[1]	390,367
600,000	Centerville, OH, Healthcare Revenue, Refunding, 5.250% due 11/1/50	653,987
100,000	Cleveland-Cuyahoga County, OH, Port Authority, Revenue Bonds, Refunding, Series B, 4.500% due 12/1/55	105,042
455,000	Cuyahoga County, OH, Hospital Revenue, Refunding, 5.500% due 2/15/52	540,730
345,000	Franklin Contry, OH, Revenue Bonds, Refunding, 5.250% due 11/15/55	386,387
815,000	Licking County, OH, Health Care Facilities Authority Revenue, Refunding, Series A, 6.000% due 7/1/50	612,880
1,000,000	Lucas County, OH, Hospital Revenue, Promedica Healthcare Obligated Group, Revenue Bonds, Refunding, Series A, 5.250% due 11/15/48	1,190,805
475,000	Ohio Higher Educational Facility Commission, Revenue Bonds, Refunding, Series A, 5.000% due 12/1/50	545,582
	Southeastern Ohio Port Authority Hospital Facilities, Revenue Bonds:
300,000	5.750% due 12/1/32	311,045
500,000	6.000% due 12/1/42	517,463
See Notes to Financial Statements.
161

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High Yield Municipal Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2021
Face Amount		Value
MUNICIPAL BONDS* — (Continued)
	Ohio — (Continued)
	State of Ohio, Revenue Bonds:
$ 250,000	5.000% due 12/1/28[3]	$ 274,971
250,000	5.000% due 12/1/38[3]	265,766
300,000	5.000% due 12/1/48[3]	314,418
420,000	State of Ohio, Revenue Bonds, Refunding, 5.000% due 12/1/33[3]	451,652
		7,122,165
	Oklahoma — 0.2%
635,000	Norman, OK, Regional Hospital Authority, Revenue Bonds, Refunding, 4.000% due 9/1/37	698,109
375,000	Oklahoma Development Finance Authority, Revenue Bonds, Series A, 5.000% due 8/1/52[6]	5,625
		703,734
	Oregon — 0.2%
125,000	Clackamas County, OR, Hospital Facility Authority, Oregon Senior Living, Revenue Bonds, Refunding, Series A, 5.125% due 11/15/40	136,991
395,000	Polk County, OR, Oregon Hospital Facility Authority, Revenue Bonds, Series A, 5.125% due 7/1/55	406,999
130,000	Yamhill County, OR, Hospital Authority, Revenue Bonds, Series A, 5.000% due 11/15/51	149,903
		693,893
	Pennsylvania — 4.1%
500,000	Allegheny County, PA, Hospital Development Authority, Revenue Bonds,Refunding, Series A, 5.000% due 4/1/47	593,247
750,000	Berks County, PA, Industrial Development Authority, Tower Health Project, Revenue Bonds, Refunding, 5.000% due 11/1/47	824,093
150,000	Berks County, PA, Municipal Authority, Revenue Bonds, Series B-3, 5.000% due 2/1/40[2]	172,516
270,000	Bucks Country, PA, Industrial Development Authority, Revenue Bonds, 4.000% due 7/1/46	299,581
125,000	Chester County, PA, Industrial Development Authority, Revenue Bonds, Refunding, Series A, 5.000% due 12/15/51	141,401
	Crawford County, PA, Hospital Authority, Revenue Bonds, Refunding, Series A:
400,000	6.000% due 6/1/36	450,186
250,000	6.000% due 6/1/46	277,978
500,000	Cumberland County, PA, Municipal Authority, Revenue Bonds, Refunding, 5.000% due 1/1/29	557,746
500,000	Delaware Valley, PA, Regional Finance Authority, Revenue Bonds, Series C, (3M USD LIBOR*0.67+0.75%), 0.830% due 6/1/37[5]	481,154
1,000,000	Doylestown, PA, Hospital Authority, Revenue Bonds, Refunding, Series A, 5.000% due 7/1/41	1,122,946
200,000	Franklin County, PA, Industrial Development Authority, Menno-Haven, Inc. Project, Revenue Bonds, Refunding, 5.000% due 12/1/43	217,803
350,000	Lancaster County, PA, Hospital Authority, Revenue Bonds, Refunding, 5.000% due 3/1/45	391,680
445,000	Montgomery County, PA, Higher Education & Health Authority, Revenue Bonds, Refunding, 5.000% due 12/1/47	491,696
	Montgomery County, PA, Industrial Development Authority, Health System Revenue, Revenue Bonds, Refunding, Series A:
600,000	5.250% due 1/15/27	679,155
250,000	5.250% due 1/15/46	281,683
	Montgomery County, PA, Industrial Development Authority, Revenue Bonds, Refunding:
105,000	5.000% due 11/15/23	107,727
500,000	5.000% due 11/15/36	583,256
100,000	5.000% due 12/1/46	109,079
See Notes to Financial Statements.
162

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High Yield Municipal Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2021
Face Amount		Value
MUNICIPAL BONDS* — (Continued)
	Pennsylvania — (Continued)
$ 250,000	Montgomery County, PA, Industrial Development Authority, Waverly Heights, Limited. Project, Revenue Bonds, Refunding, 5.000% due 12/1/44	$ 285,704
	Northampton County, PA, Industrial Development Authority, Revenue Bonds:
250,000	5.000% due 11/1/44	280,880
300,000	5.000% due 11/1/49	336,006
1,000,000	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Refunding, Series A, 5.000% due 8/15/44	1,279,450
250,000	Pennsylvania State Lancaster County Hospital Authority, Revenue Bonds, 5.000% due 3/1/40	281,760
	Philadelphia, PA Authority for Industrial Development, Revenue Bonds, Refunding:
100,000	5.000% due 8/1/30	117,181
115,000	5.000% due 6/15/40[3]	133,044
425,000	5.000% due 8/1/40	509,227
325,000	The Berks County, PA, Municipal Authority, Revenue Bonds, Series A, 5.000% due 2/1/28	370,004
150,000	Washington County, PA, Redevelopment Authority Revenue, Tax Allocation, Refunding, 5.000% due 7/1/28	161,146
100,000	Westmoreland County, PA, Industrial Development Authority, Revenue Bonds, Series A, 4.000% due 7/1/25	111,497
		11,648,826
	Puerto Rico — 6.6%
35,000	Commonwealth of Puerto Rico, General Obligation Unlimited, Refunding, (AGMC Insured), 4.500% due 7/1/23	35,081
	Commonwealth of Puerto Rico, General Obligation Unlimited, Refunding, Series A:
200,000	5.000% due 7/1/21[6]	184,000
1,690,000	5.000% due 7/1/41[6]	1,501,987
140,000	Commonwealth of Puerto Rico, General Obligation Unlimited, Refunding, Series B, 3.900% due 7/1/49[6]	125,825
250,000	Puerto Rico Commonwealth Aqueduct & Sewer Authority, Revenue Bonds, Refunding, Series A, 5.000% due 7/1/37[3,4]	299,799
2,000,000	Puerto Rico Commonwealth Aqueduct & Sewer Authority, Revenue Bonds, Refunding, Series B, 4.000% due 7/1/42	2,203,994
	Puerto Rico Commonwealth Aqueduct & Sewer Authority, Revenue Bonds, Series A:
145,000	5.000% due 7/1/33	149,439
1,500,000	5.000% due 7/1/35[3]	1,799,496
300,000	5.125% due 7/1/37	309,432
1,000,000	Puerto Rico Electric Power Authority, Power Revenue, Revenue Bonds, Series XX-RSA-1, 5.250% due 7/1/40[6]	981,250
25,000	Puerto Rico Electric Power Authority, Revenue Bonds, (AGMC Insured), 5.000% due 7/1/27	25,174
610,000	Puerto Rico Electric Power Authority, Revenue Bonds, Refunding, Series DDD, (AGMC Insured), 3.625% due 7/1/23	609,986
75,000	Puerto Rico Electric Power Authority, Revenue Bonds, Refunding, Series SS, (AGMC Insured), 5.000% due 7/1/30	75,522
860,000	Puerto Rico Electric Power Authority, Revenue Bonds, Refunding, Series UU, (AGMC Insured), (3M USD LIBOR * 0.67 + 0.52%), 0.608% due 7/1/29[5]	857,882
500,000	Puerto Rico Electric Power Authority, Revenue Bonds, Series 2013A-RSA-1, 7.000% due 7/1/40[6]	503,125
85,000	Puerto Rico Electric Power Authority, Revenue Bonds, Series A, 5.000% due 7/1/29	83,087
300,000	Puerto Rico Electric Power Authority, Revenue Bonds, Series NN, (NPFG Insured), 4.750% due 7/1/33	303,788
510,000	Puerto Rico Electric Power Authority, Revenue Bonds, Series RR, (AGC Insured), 5.000% due 7/1/28	513,549
10,000	Puerto Rico Highway and Transportation Authority, Revenue Bonds, (AMBAC Insured), 0.000% due 7/1/25[1]	8,662
455,000	Puerto Rico Highway and Transportation Authority, Revenue Bonds, Refunding, Series N, (AMBAC Insured), 6.485% due 7/1/28	435,673
See Notes to Financial Statements.
163

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High Yield Municipal Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2021
Face Amount		Value
MUNICIPAL BONDS* — (Continued)
	Puerto Rico — (Continued)
$ 800,000	Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Authority, Auxilio Mutuo, Revenue Bonds, Series A, 6.000% due 7/1/33	$ 802,191
250,000	Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Authority, International American University Project, Revenue Bonds, 5.000% due 10/1/31	257,338
430,000	Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Authority, International American University Project, Revenue Bonds, (NPFG Insured), 4.500% due 10/1/29	431,151
100,000	Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Authority, Refunding, ANA G Mendez University Project, Revenue Bonds, 5.500% due 12/1/31	100,250
500,000	Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Authority, Revenue Bonds, 5.000% due 3/1/36	501,250
540,000	Puerto Rico Infrastructure Financing Authority, Special Tax Revenue,Revenue Bonds, Series A (AMBAC Insured), 0.000% due 7/1/37[1]	260,918
	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Revenue Bonds, Series A-1:
7,000	0.000% due 7/1/24[1]	6,691
15,000	0.000% due 7/1/27[1]	13,556
14,000	0.000% due 7/1/29[1]	11,981
18,000	0.000% due 7/1/31[1]	14,296
500,000	0.000% due 7/1/46[1]	162,374
11,243,000	0.000% due 7/1/51[1]	2,647,965
750,000	5.000% due 7/1/58	846,711
	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Revenue Bonds, Series A-2:
250,000	4.329% due 7/1/40	274,368
207,000	4.536% due 7/1/53	227,772
500,000	4.784% due 7/1/58	556,684
	Puerto Rico Sales Tax Financing Corp., Revenue Bonds, Series A, Class 2, (AMBAC Insured):
209,663	0.000% due 8/1/47[1]	69,126
323,124	0.000% due 8/1/54[1]	75,410
185,000	University of Puerto Rico, Revenue Bonds, Refunding, Series P, (NPFG Insured), 5.000% due 6/1/25	187,558
	University of Puerto Rico, Revenue Bonds, Series Q:
100,000	5.000% due 6/1/25	98,750
150,000	5.000% due 6/1/36	147,000
		18,700,091
	Rhode Island — 1.1%
	Rhode Island Health & Educational Building Corp., Revenue Bonds, Refunding, Series B:
900,000	5.000% due 9/1/31	1,015,644
750,000	5.000% due 9/1/36	841,909
440,000	Rhode Island State, Housing and Mortgage Finance Corp., Revenue Bonds, Series 69-B, (GNMA / FNMA / FHLMC Insured), 4.000% due 10/1/48	481,122
5,000,000	Tobacco Settlement Financing Corp., RI, Revenue Bonds, Series A, 0.000% due 6/1/52[1]	835,109
		3,173,784
	South Carolina — 1.9%
2,760,004	Connector 2000 Association, Inc., SC, Revenue Bonds, Series A-1, 0.000% due 1/1/42[1]	706,433
500,000	Connector 2000 Association, Inc., SC, Toll Road Revenue, Series A-1, 0.000% due 1/1/32[1]	257,668
225,000	South Carolina State, Housing Finance & Development Authority, Revenue Bonds, Series A, (GNMA / FNMA / FHLMC/ FHA Insured), 4.000% due 7/1/36	240,855
See Notes to Financial Statements.
164

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High Yield Municipal Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2021
Face Amount		Value
MUNICIPAL BONDS* — (Continued)
	South Carolina — (Continued)
	South Carolina State, Jobs-Economic Development Authority, Health Facilities Revenue, Revenue Bonds, Refunding:
$ 410,000	5.000% due 10/1/36[3]	$ 450,143
1,090,000	5.000% due 10/1/41[3]	1,183,694
800,000	South Carolina State, Jobs-Economic Development Authority, Residential Facilities Revenue, Revenue Bonds, Refunding, 5.000% due 4/1/47	868,167
105,000	South Carolina State, Jobs-Economic Development Authority, Revenue Bonds, Refunding, Series A, 4.000% due 6/1/56	109,060
200,000	South Carolina State, Public Service Authority, Revenue Bonds, Refunding, Series A, 5.000% due 12/1/33	234,880
	South Carolina State, Public Service Authority, Revenue Bonds, Refunding, Series B:
500,000	5.000% due 12/1/37	593,644
500,000	5.000% due 12/1/41	591,192
5,000	South Carolina State, Public Service Authority, Revenue Bonds, Series E, 5.250% due 12/1/55	5,819
		5,241,555
	Tennessee — 0.4%
1,000,000	Metropolitan Nashville Airport Authority, TN, Revenue Bonds, Series A, 5.000% due 7/1/54	1,224,000
	Texas — 4.3%
645,000	Arlington, TX, Higher Education Finance Corp., Education Revenue, Revenue Bonds, Refunding, Series A, 5.000% due 12/1/51	729,965
	Arlington, TX, Higher Education Finance Corp., Revenue Bonds, Refunding, Uplift Education, Series A:
350,000	2.750% due 12/1/26	358,963
210,000	4.375% due 2/15/51[4]	209,988
360,000	Fort Bend County, TX, Industrial Development Corp., NRG Energy, Inc., Revenue Bonds, Series A, 4.750% due 5/1/38	372,890
1,510,000	Harris County, TX, Cultural Education Facilities Finance Corp., Brazos Presbyterian Homes Project, Revenue Bonds, Refunding, 5.000% due 1/1/48	1,649,954
150,000	Harris County, TX, Cultural Education Facilities Finance Corp., Revenue Bonds, Series A, 5.000% due 1/1/43	154,565
500,000	Matagorda County, TX, Navigation District No. 1, Revenue Bonds, Refunding, Series A, (AMBAC Insured), 4.400% due 5/1/30	595,081
950,000	New Hope Cultural Education Facilities Finance Corp., TX, Retirement Facilities Revenue, Revenue Bonds, Refunding, 5.000% due 11/15/36	1,027,008
375,000	New Hope Cultural Education Facilities Finance Corp., TX, Retirement Facilities Revenue, Revenue Bonds, Series A, 5.000% due 1/1/35	415,731
	New Hope Cultural Education Facilities Finance Corp., TX, Revenue Bonds:
250,000	5.500% due 1/1/49	258,920
400,000	5.000% due 1/1/55	412,355
215,000	New Hope Cultural Education Facilities Finance Corp., TX, Revenue Bonds, Series A, 5.000% due 7/1/40	244,595
500,000	New Hope Cultural Education Facilities Finance Corp., TX, Student Housing Revenue Bonds, Series A, 5.000% due 4/1/42	609,491
	Newark Higher Education Finance Corp., TX, Education Revenue, Revenue Bonds:
300,000	5.000% due 6/15/33	305,769
500,000	5.000% due 6/15/38	508,928
230,000	Newark Higher Education Finance Corp., TX, Education Revenue, Revenue Bonds, Series A, 5.000% due 6/15/37	236,680
500,000	Plano, TX, Special Assessment, Revenue Bonds, 4.000% due 9/15/51[3]	511,044
See Notes to Financial Statements.
165

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High Yield Municipal Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2021
Face Amount		Value
MUNICIPAL BONDS* — (Continued)
	Texas — (Continued)
	Tarrant County, TX, Cultural Education Facilities Finance Corp., Retirement Facilities, Revenue Bonds, Refunding:
$ 250,000	4.000% due 5/15/27	$ 266,476
70,000	4.000% due 5/15/31	73,736
150,000	5.000% due 11/15/35	166,933
625,000	5.000% due 5/15/45	666,572
155,000	Texas State, Department of Housing and Community Affairs, Revenue Bonds, Series A, (GNMA Insured), 4.750% due 3/1/49	171,259
1,000,000	Texas State, Municipal Gas Acquisition and Supply Corp. I, Revenue Bonds, Series C, 0.767% due 9/15/27[5]	1,005,065
500,000	Texas State, Municipal Gas Acquisition and Supply Corp. I, Revenue Bonds, Series D, 6.250% due 12/15/26	578,268
700,000	Town of Little Elm TX, Special Assessment, Series A, 5.375% due 9/1/51[3]	685,680
		12,215,916
	Utah — 0.4%
500,000	Hideout Local District No. 1, UT, Special Assessment, 6.750% due 8/1/37[3]	519,516
250,000	Mida Mountain Village, UT, Public Infrastructure District, Special Assessment, Series A, 5.000% due 8/1/50	278,298
270,000	Mida Mountain Village, UT, Public Infrastucture District, Special Assessment, 4.000% due 8/1/50[3]	275,830
		1,073,644
	Vermont — 0.1%
260,000	Vermont Economic Development Authority, Series A, 4.000% due 5/1/37	282,645
	Virginia — 2.5%
	Farmville, VA, Industrial Development Authority Facilities, Revenue Bonds, Refunding, Series A:
750,000	5.000% due 1/1/38	876,546
500,000	5.000% due 1/1/50	587,191
500,000	Hanover County, VA, Economic Development Authority, Care Facilities Revenue, Covenant Woods, Revenue Bonds, Refunding, 5.000% due 7/1/38	543,860
295,000	Henrico County, VA, Economic Development Authority Health Care Facilities Revenue, Revenue Bonds, Refunding, Series C, 5.000% due 12/1/37	346,721
500,000	Henrico County, VA, Economic Development Authority, Residencial Care Facility Revenue, Revenue Bonds, Series A, 5.000% due 6/1/39	543,952
600,000	Henrico County, VA, Economic Development Authority, Residencial Care Facility Revenue, Revenue Bonds, Series C, 5.000% due 12/1/47	694,007
	James City County, VA, Economic Development Authority, Revenue Bonds, Series A:
190,000	4.000% due 12/1/40	207,814
140,000	4.000% due 6/1/41	151,532
500,000	Newport News, VA, Industrial Development Authority, Health System Revenue, Revenue Bonds, Series A, 5.000% due 7/1/46[3]	571,470
1,000,000	Newport News, VA, Industrial Development Authority, System Revenue, Revenue Bonds, 5.330% due 7/1/45[3]	1,114,556
500,000	Virginia State, Small Business Financing Authority, Residential Care Facility Revenue, Revenue Bonds, Refunding, Series C, 5.000% due 6/1/42	535,376
	Virginia State, Small Business Financing Authority, Revenue Bonds, Series A:
500,000	5.000% due 1/1/32	608,857
250,000	4.000% due 1/1/45	282,236
		7,064,118
See Notes to Financial Statements.
166

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High Yield Municipal Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2021
Face Amount		Value
MUNICIPAL BONDS* — (Continued)
	Washington — 2.1%
$ 235,000	Kalispel Tribe of Indians Priority District, WA, Revenue Bonds, Series B, 5.250% due 1/1/38[3]	$ 277,085
	Washington State Convention Center Public Facilities District, Refunding, Series B:
260,000	4.000% due 7/1/31	306,150
295,000	3.000% due 7/1/35	307,464
310,000	3.000% due 7/1/58	299,802
500,000	Washington State Convention Center Public Facilities District, Revenue Bonds, 4.000% due 7/1/31	570,321
497,089	Washington State Housing Finance Commission, Revenue Bonds, Series A-1, 3.500% due 12/20/35	570,061
	Washington State, Health Care Facilities Authority, Revenue Bonds:
300,000	5.000% due 8/15/34	349,746
1,125,000	5.000% due 12/1/36	1,284,099
200,000	Washington State, Health Care Facilities Authority, Revenue Bonds, Series A-2, 5.000% due 8/1/30	252,116
625,000	Washington State, Housing Finance Commission, Refunding, Judson Park Project, Revenue Bonds, 5.000% due 7/1/38[3]	671,094
500,000	Washington State, Housing Finance Commission, Rockwood Retirement Communities, Revenue Bonds, 5.000% due 1/1/55[3]	526,394
500,000	Washington State, Housing Finance Commission, Rockwood Retirement Communities, Revenue Bonds, Series A, 5.000% due 1/1/56[3]	526,078
		5,940,410
	West Virginia — 0.1%
250,000	West Virginia State, Hospital Finance Authority, Revenue Bonds, Refunding, Series A, 5.000% due 1/1/43	299,579
	Wisconsin — 3.8%
250,000	Public Finance Authority, WI, Charter School Portfolio Project, Revenue Bonds, Series A-1, 5.000% due 1/1/55[3]	273,115
500,000	Public Finance Authority, WI, Charter School Revenue, Revenue Bonds, Series A, 5.375% due 7/15/47[3]	558,186
235,000	Public Finance Authority, WI, Education Revenue, Revenue Bonds, Series A, 5.000% due 6/15/51	251,249
115,000	Public Finance Authority, WI, Hospital Facility Authority, Revenue Bonds, Refunding, Series A, 4.000% due 12/1/41	132,159
	Public Finance Authority, WI, Retirement Facility Revenue, Revenue Bonds, Refunding:
250,000	5.000% due 9/1/49[3]	266,479
500,000	5.000% due 9/1/54[3]	562,229
135,000	Public Finance Authority, WI, Revenue Bond, 5.000% due 4/1/50[3]	157,014
250,000	Public Finance Authority, WI, Revenue Bond, Series A, 5.000% due 12/1/45[3]	278,350
260,000	Public Finance Authority, WI, Revenue Bonds, Refunding, 5.875% due 4/1/45	292,715
	Public Finance Authority, WI, Revenue Bonds, Series A:
375,000	5.000% due 6/1/29[3]	414,584
250,000	5.000% due 1/1/35	290,416
750,000	5.000% due 1/1/46	852,974
1,000,000	4.000% due 7/1/51	1,128,097
295,000	Public Finance Authority, WI, School Education Revenue, Revenue Bonds, 4.000% due 6/15/29[3]	314,923
500,000	Public Finance Authority, WI, School Education Revenue, Revenue Bonds, Series A, 4.000% due 6/15/40[3]	511,967
350,000	Public Finance Authority, WI, Senior Living Revenue, Mary’s Woods at Marylhurst Project, Revenue Bonds, Refunding, Series A, 5.250% due 5/15/37[3]	381,170
70,000	Public Finance Authority, WI, Senior Living Revenue, Rose Village Project, Revenue Bonds, Series A, 5.000% due 11/15/24[3]	72,946
500,000	Public Finance Authority, WI, Student Housing, Revenue Bonds (AGMC Insured), 5.000% due 7/1/53	588,294
See Notes to Financial Statements.
167

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High Yield Municipal Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2021
Face Amount		Value
MUNICIPAL BONDS* — (Continued)
	Wisconsin — (Continued)
$ 1,060,000	Public Finance Authority, WI, Student Housing, Revenue Bonds, Series A, 5.000% due 7/1/25	$ 1,177,831
955,000	Wisconsin State, Health & Educational Facilities Authority Revenue, Revenue Bonds, Refunding, 5.000% due 6/1/41	1,038,948
390,000	Wisconsin State, Health & Educational Facilities Authority Revenue, Revenue Bonds, Refunding, Series C, 0.150% due 2/15/53[2]	390,000
35,000	Wisconsin State, Housing and Economic Development Authority, Home Ownership Revenue, Revenue Bonds, Series B, 0.400% due 5/1/45[2]	34,969
715,000	Wisconsin State, Housing and Economic Development Authority, Home Ownership Revenue, Revenue Bonds, Series D, 4.000% due 3/1/47	778,748
		10,747,363
	Other Territory — 0.4%
719,774	Federal Home Loan Mortgage Corporation Multifamily 2019ML-05 Certificates, Revenue Bonds, Class AUS, 3.400% due 1/25/36	808,559
264,142	Federal Home Loan Mortgage Corporation Multifamily 2021ML-10 Certificates, Class AUS, 2.032% due 1/25/38	269,068
718,291	Federal Home Loan Mortgage Corporation Multifamily 2021ML-10 Certificates, Class XUS, 2.055% due 1/25/38[2]	149,422
	TOTAL MUNICIPAL BONDS (Cost $263,092,020)	278,017,756
TOTAL INVESTMENTS (Cost $263,092,020)	98.4%	$278,017,756
OTHER ASSETS IN EXCESS OF LIABILITIES	1.6	4,493,840
NET ASSETS	100.0%	$282,511,596

*	Percentages indicated are based on net assets.
[1]	Zero Coupon Bond.
[2]	Variable/Floating interest rate security. Certain variable/floating interest rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. Rate presented is as of October 31, 2021.
[3]	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security may be resold in transactions exempt from registration, normally to qualified buyers. At October 31, 2021, these securities amounted to $39,172,520 or 13.9% of net assets for the Fund.
[4]	When-issued security.
[5]	Floating Rate Bond. Rate shown is as of October 31, 2021.
[6]	This security is in default. See Note 1.

Abbreviations:
AGC — Assurance Guaranty Corporation
AGMC — Assured Guaranty Municipal Corporation
AMBAC — American Municipal Bond Assurance Corporation
AMT — Alternative Minimum Tax
BAM — Build America Mutual
FHA — Federal Housing Administration
FHLMC — Federal Home Loan Mortgage Corporation
FNMA — Federal National Mortgage Association
GNMA — Government National Mortgage Association
MBIA — Municipal Bond Investors Assurance
NPFG — National Public Finance Guarantee Corporation
SIFMA — Securities Industry and Financial Markets Association
See Notes to Financial Statements.
168

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High Yield Municipal Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Concluded)
October 31, 2021
STATE DIVERSIFICATION
On October 31, 2021, State Diversification of the Portfolio was as follows:
	% of Net Assets	Value
STATE:
Illinois	13.3%	$ 37,687,290
Colorado	10.2	28,686,189
New York	6.9	19,599,654
Puerto Rico	6.6	18,700,091
New Jersey	5.7	15,968,888
Florida	4.8	13,461,501
Texas	4.3	12,215,916
California	4.2	11,857,563
Pennsylvania	4.1	11,648,826
Arizona	3.9	10,946,930
Wisconsin	3.8	10,747,363
Ohio	2.5	7,122,165
Virginia	2.5	7,064,118
Michigan	2.5	7,026,364
Washington	2.1	5,940,410
South Carolina	1.9	5,241,555
Indiana	1.8	5,113,354
Maryland	1.8	5,012,875
Missouri	1.3	3,684,778
Louisiana	1.1	3,251,109
Rhode Island	1.1	3,173,784
Alabama	1.0	2,724,100
Kentucky	0.9	2,438,992
Mississippi	0.8	2,388,446
District of Columbia	0.8	2,252,333
Georgia	0.8	2,201,811
Idaho	0.7	1,965,896
Connecticut	0.7	1,910,009
Nevada	0.7	1,858,952
North Carolina	0.6	1,827,193
New Mexico	0.5	1,416,078
Iowa	0.5	1,304,842
Other Territory	0.4	1,227,049
Tennessee	0.4	1,224,000
Hawaii	0.4	1,163,185
New Hampshire	0.4	1,152,974
Utah	0.4	1,073,644
Alaska	0.4	1,065,271
Guam	0.3	837,586
North Dakota	0.3	790,155
Oklahoma	0.2	703,734
Oregon	0.2	693,893
Minnesota	0.2	501,326
Kansas	0.1	351,243
West Virginia	0.1	299,579
Vermont	0.1	282,645
Nebraska	0.1	212,097
TOTAL MUNICIPAL BONDS	98.4%	$278,017,756
TOTAL INVESTMENTS	98.4%	$278,017,756
See Notes to Financial Statements.
169

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Notes to Financial Statements
1.  Organization and Significant Accounting Policies
As of October 31, 2021, The Glenmede Fund, Inc. (the “Fund”) consists of seventeen portfolios: the Quantitative U.S. Large Cap Core Equity Portfolio, the Quantitative U.S. Large Cap Growth Equity Portfolio, the Quantitative U.S. Large Cap Value Equity Portfolio, the Quantitative U.S. Small Cap Equity Portfolio, the Quantitative International Equity Portfolio, the Responsible ESG U.S. Equity Portfolio, the Women in Leadership U.S. Equity Portfolio, the Quantitative U.S. Long/Short Equity Portfolio, the Quantitative U.S. Total Market Equity Portfolio, the Strategic Equity Portfolio, the Small Cap Equity Portfolio, the Equity Income Portfolio, the Secured Options Portfolio, the Global Secured Options Portfolio, the Core Fixed Income Portfolio, the Short Term Tax Aware Fixed Income Portfolio and the High Yield Municipal Portfolio (each, a “Portfolio” and collectively, the “Portfolios”). The Fund was incorporated in the State of Maryland on June 30, 1988, and is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.
Since January 2, 1998, the Small Cap Equity Portfolio has consisted of two classes of shares: the Advisor Class and the Institutional Class. Since June 30, 2015, the Quantitative U.S. Large Cap Core Equity Portfolio and the Quantitative U.S. Large Cap Growth Equity Portfolio have offered two classes of shares: the Advisor Class and the Institutional Class. The Institutional Classes commenced operations on December 30, 2015 and November 5, 2015, respectively. Since July 14, 2016, the Secured Options Portfolio has offered two classes of shares: the Advisor Class and the Institutional Class. The Institutional Class shares of the Secured Options Portfolio commenced operations on November 9, 2016. Since February 14, 2019, the Quantitative U.S. Long/Short Equity Portfolio has offered two classes of shares: the Advisor Class and the Institutional Class. As of that date, the existing class of the Quantitative U.S. Long/Short Equity Portfolio changed its name to the Advisor Class. The Institutional Class shares of the Quantitative U.S. Long/Short Equity Portfolio commenced operations on September 13, 2019. The High Yield Municipal Portfolio, the Responsible ESG U.S. Equity Portfolio and the Women in Leadership U.S. Equity Portfolio commenced operations on December 22, 2015. The Short Term Tax Aware Fixed Income Portfolio commenced operations on June 29, 2016. The Equity Income Portfolio commenced operations on December 21, 2016. The Quantitative U.S. Large Cap Value Equity Portfolio and Quantitative U.S. Small Cap Equity Portfolio commenced operations on November 13, 2017.
The Fund is an investment company and follows accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification ("ASC") Topic 946 (“ASC 946”). The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S.”), including but not limited to ASC 946, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates, and the differences could be material. The following is a summary of significant accounting policies consistently followed by the Portfolios in the preparation of their financial statements.
Valuation of Securities:  Equity securities and options listed on a U.S. securities exchange, including exchange-traded funds (“ETFs”), for which market quotations are readily available are valued at the last quoted sale price as of the close of the exchange’s regular trading hours on the day the valuation is made. These securities are typically categorized as Level 1 in the fair value hierarchy. Price information on listed securities is taken from the exchange where the securities are primarily traded. Securities traded on the NASDAQ System are valued at the NASDAQ Official Closing Price (“NOCP”) and are typically categorized as Level 1 in the fair value hierarchy. Unlisted equity securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at an amount that does not exceed the asked price and is not less than the bid price and are typically categorized as Level 2. If no sales are reported, exchange traded options are valued at the mean of the bid and ask price and are typically categorized as Level 2. Options traded over-the-counter are valued using prices supplied by dealers and are typically categorized as Level 2. Securities and options listed on a foreign exchange and unlisted foreign securities that are traded on the valuation date are valued at the last quoted sales price available before the time when assets are valued and are typically categorized as Level 1. Investments in open-end registered investment companies are valued at their respective net asset values ("NAVs") as reported by such companies, and are typically categorized as Level 1.
Bonds and other fixed-income securities are valued at the most recent quoted bid price or, when exchange valuations are used, at the latest quoted sale price on the day of valuation. Such securities are typically categorized as Level 2 in the fair value hierarchy. In addition, bond and other fixed-income securities may be valued on the basis of prices provided by a pricing service or by using a matrix or formula. In such instances, when the Portfolio’s investment advisor believes such prices reflect the fair market value of such securities and are based on observable inputs, these securities are typically categorized as Level 2. Debt securities purchased with maturities of 60 days or less at the time of purchase are valued at amortized cost and are typically categorized as Level 2. Amortized cost valuation involves valuing an instrument at its cost initially and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the effect of fluctuating interest rates on the market value of the instrument.
When market quotations are not readily available or events occur that make established valuation methods unreliable, securities and other assets are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board of Directors of the Fund (the “Board”) and are typically categorized as Level 3 in the fair value hierarchy. The fair value of securities is generally determined as the amount that a Portfolio could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.
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Notes to Financial Statements — (Continued)
FASB ASC Topic 820 ("ASC 820") “Fair Value Measurements" defines fair value, establishes a three-level hierarchy for measuring fair value and expands disclosure about fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of each Portfolio’s investments. Inputs refer broadly to the assumptions that market participants would use in pricing a security. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. These inputs are summarized in the three levels listed below:
Level 1 — quoted prices in active markets for identical investments;
Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, adjusted quoted prices on foreign equity securities and others) or valuations based on quoted prices in markets that are not active; and
Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.
Changes in valuation techniques may result in changing an investment’s assigned level within the hierarchy.
The Quantitative U.S. Large Cap Core Equity Portfolio, Quantitative U.S. Large Cap Growth Equity Portfolio, Quantitative U.S. Large Cap Value Equity Portfolio, Quantitative International Equity Portfolio, Responsible ESG U.S. Equity Portfolio, Women in Leadership U.S. Equity Portfolio, Quantitative U.S. Long/Short Equity Portfolio, Quantitative U.S. Total Market Equity Portfolio, Strategic Equity Portfolio, Small Cap Equity Portfolio and Equity Income Portfolio had all investments with corresponding industries at Level 1 except repurchase agreements which were at Level 2, at October 31, 2021. The High Yield Municipal Portfolio had all investments with corresponding states at Level 2 at October 31, 2021.
The Portfolios did not recognize any Level 3 transfers as of the fiscal year ended October 31, 2021. Transfers into and out of a level are typically recognized at the end of the reporting period.
The following is a summary of the inputs used as of October 31, 2021 in valuing the assets and liabilities of the Quantitative U.S. Small Cap Equity Portfolio, Secured Options Portfolio, Global Secured Options Portfolio, Core Fixed Income Portfolio and Short Term Tax Aware Fixed Income Portfolio:
Quantitative U.S. Small Cap Equity Portfolio
ASSETS VALUATION INPUT
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks
Air Freight & Logistics	$ 10,302	$ —	$—	$ 10,302
Auto Components	11,957	—	—	11,957
Banks	171,950	—	—	171,950
Beverages	11,750	—	—	11,750
Biotechnology	111,336	—	—	111,336
Building Products	34,513	—	—	34,513
Capital Markets	31,028	—	—	31,028
Chemicals	22,720	—	—	22,720
Commercial Services & Supplies	23,489	—	—	23,489
Communications Equipment	8,393	—	—	8,393
Construction & Engineering	11,324	—	—	11,324
Consumer Finance	21,315	—	—	21,315
Containers & Packaging	10,479	—	—	10,479
Diversified Consumer Services	19,480	—	—	19,480
Diversified Telecommunication Services	6,791	—	—	6,791
Electronic Equipment, Instruments & Components	39,194	—	—	39,194
Energy Equipment & Services	19,396	—	—	19,396
Equity Real Estate Investment Trusts	119,904	—	—	119,904
Food & Staples Retailing	16,580	—	—	16,580
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Notes to Financial Statements — (Continued)
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Gas Utilities	$ 35,335	$ —	$—	$ 35,335
Health Care Equipment & Supplies	31,226	—	—	31,226
Health Care Providers & Services	49,107	—	—	49,107
Health Care Technology	10,059	—	—	10,059
Hotels, Restaurants & Leisure	20,260	—	—	20,260
Household Durables	42,258	—	—	42,258
Household Products	5,364	—	—	5,364
Insurance	35,163	—	—	35,163
IT Services	61,537	—	—	61,537
Leisure Equipment & Products	18,954	—	—	18,954
Machinery	30,425	—	—	30,425
Media	38,320	—	—	38,320
Metals & Mining	42,418	—	—	42,418
Mortgage Real Estate Investment Trust	14,542	—	—	14,542
Oil, Gas & Consumable Fuels	43,930	—	—	43,930
Paper & Forest Products	7,643	—	—	7,643
Personal Products	8,153	—	—	8,153
Pharmaceuticals	55,224	—	0*	55,224
Professional Services	43,423	—	—	43,423
Real Estate Management & Development	13,025	—	—	13,025
Semiconductors & Semiconductor Equipment	49,520	—	—	49,520
Software	44,711	—	—	44,711
Specialty Retail	31,038	—	—	31,038
Thrifts & Mortgage Finance	14,262	—	—	14,262
Tobacco	9,542	—	—	9,542
Trading Companies & Distributors	68,097	—	—	68,097
Wireless Telecommunication Services	20,128	—	—	20,128
Total Common Stocks	1,545,565	—	—	1,545,565
Repurchase Agreement	—	12,420	—	12,420
Investment of Security Lending Collateral	26,965	—	—	26,965
Total Investments	1,572,530	12,420	0	1,584,950
Total	$1,572,530	$12,420	$ 0	$1,584,950
* Includes one security priced at $0.
Secured Options Portfolio
ASSETS VALUATION INPUT
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Exchange-Traded Funds	$ 22,814,225	$ —	$—	$ 22,814,225
U.S. Treasury Bills	—	114,978,765	—	114,978,765
Repurchase Agreement	—	7,484,965	—	7,484,965
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Notes to Financial Statements — (Continued)
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Purchased Options
Calls	$1,003,800,150	$ —	$—	$1,003,800,150
Puts	48,825	—	—	48,825
Total Purchased Options	1,003,848,975	—	—	1,003,848,975
Total Investments	1,026,663,200	122,463,730	—	1,149,126,930
Total	$1,026,663,200	$122,463,730	$—	$1,149,126,930
LIABILITIES VALUATION INPUT
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Written Options
Calls	$(724,995,450)	$—	$—	$(724,995,450)
Puts	(918,075)	—	—	(918,075)
Total Written Options	(725,913,525)	—	—	(725,913,525)
Total	$(725,913,525)	$—	$—	$(725,913,525)
Global Secured Options Portfolio
ASSETS VALUATION INPUT
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Exchange-Traded Fund	$ 305,520	$ —	$—	$ 305,520
U.S. Treasury Bills	—	4,199,200	—	4,199,200
Repurchase Agreement	—	854,352	—	854,352
Purchased Options
Calls	39,576,350	—	—	39,576,350
Puts	1,925	—	—	1,925
Total Purchased Options	39,578,275	—	—	39,578,275
Total Investments	39,883,795	5,053,552	—	44,937,347
Total	$39,883,795	$5,053,552	$—	$44,937,347
173

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Notes to Financial Statements — (Continued)
LIABILITIES VALUATION INPUT
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Written Options
Calls	$(28,584,050)	$—	$—	$(28,584,050)
Puts	(174,878)	—	—	(174,878)
Total Written Options	(28,758,928)	—	—	(28,758,928)
Total	$(28,758,928)	$—	$—	$(28,758,928)
Core Fixed Income Portfolio
ASSETS VALUATION INPUT
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Agency Notes
Federal Home Loan Bank	$ —	$ 50,298,121	$—	$ 50,298,121
Federal National Mortgage Association	—	39,377,640	—	39,377,640
Total Agency Notes	—	89,675,761	—	89,675,761
Mortgage-Backed Securities
Federal Home Loan Mortgage Corporation	—	49,482,987	—	49,482,987
Federal National Mortgage Association	—	82,079,160	—	82,079,160
Government National Mortgage Association	—	624,859	—	624,859
Total Mortgage-Backed Securities	—	132,187,006	—	132,187,006
Corporate Notes
Banking	—	32,401,671	—	32,401,671
Beverages, Food & Tobacco	—	10,945,636	—	10,945,636
Communications	—	17,790,763	—	17,790,763
Computer Software & Processing	—	24,152,806	—	24,152,806
Heavy Machinery	—	8,959,043	—	8,959,043
Insurance	—	5,420,683	—	5,420,683
Media - Broadcasting & Publishing	—	7,542,048	—	7,542,048
Pharmaceuticals	—	10,078,347	—	10,078,347
Total Corporate Notes	—	117,290,997	—	117,290,997
U.S. Treasury Notes/Bonds	—	80,641,172	—	80,641,172
Repurchase Agreement	—	10,070,273	—	10,070,273
Investment of Security Lending Collateral	27,537,200	—	—	27,537,200
Total Investments	27,537,200	429,865,209	—	457,402,409
Total	$27,537,200	$429,865,209	$—	$457,402,409
174

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Notes to Financial Statements — (Continued)
Short Term Tax Aware Fixed Income Portfolio
ASSETS VALUATION INPUT
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Corporate Notes
Health Care Services	$ —	$ 498,590	$—	$ 498,590
Municipal Bonds
Alabama	—	1,015,402	—	1,015,402
Arizona	—	966,978	—	966,978
California	—	2,038,086	—	2,038,086
Colorado	—	1,790,741	—	1,790,741
Connecticut	—	2,813,969	—	2,813,969
District of Columbia	—	1,126,835	—	1,126,835
Florida	—	3,241,444	—	3,241,444
Georgia	—	306,545	—	306,545
Illinois	—	3,224,941	—	3,224,941
Kansas	—	410,912	—	410,912
Kentucky	—	910,245	—	910,245
Louisiana	—	513,724	—	513,724
Maryland	—	810,685	—	810,685
Michigan	—	2,699,442	—	2,699,442
Minnesota	—	567,196	—	567,196
Nebraska	—	99,777	—	99,777
Nevada	—	502,325	—	502,325
New Jersey	—	2,318,848	—	2,318,848
New York	—	4,003,457	—	4,003,457
Ohio	—	2,370,941	—	2,370,941
Pennsylvania	—	8,983,322	—	8,983,322
Rhode Island	—	410,277	—	410,277
South Carolina	—	578,028	—	578,028
South Dakota	—	229,103	—	229,103
Tennessee	—	269,311	—	269,311
Texas	—	6,403,244	—	6,403,244
Virginia	—	1,229,474	—	1,229,474
Washington	—	1,787,243	—	1,787,243
Wisconsin	—	1,201,715	—	1,201,715
Wyoming	—	406,384	—	406,384
Total Municipal Bonds	—	53,230,594	—	53,230,594
Repurchase Agreement	—	3,841,170	—	3,841,170
Registered Investment Companies	416,003*	—	—	416,003
Total Investments	416,003	57,570,354	—	57,986,357
Total	$416,003	$57,570,354	$—	$57,986,357
* Includes one security priced at $0.
COVID-19:  In early 2020, an outbreak of a novel strain of coronavirus ("COVID-19") emerged globally. This coronavirus has resulted in closing international borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general public concern and uncertainty. The impact of this outbreak has negatively affected the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. Although vaccines for COVID-19 have become more widely available, the future impact of COVID-19 is currently unknown, and the pace of recovery may vary from market to market, which may exacerbate other risks that apply to the Fund’s Portfolio(s), including political, social and economic risks. Any such impact could adversely affect the Portfolios’ performance, the performance of the securities in which the Portfolios invest and may lead to losses on your investment in the Fund’s Portfolio(s). The ultimate impact of COVID-19 on the financial performance of the Portfolios’ investments is not reasonably estimable at this time.
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Notes to Financial Statements — (Continued)
Repurchase Agreements:  Each Portfolio may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the applicable Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the applicable Portfolio to resell the obligation at an agreed-upon price and time, thereby determining the yield during the Portfolio’s holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Portfolio’s holding period. The seller’s obligation is secured by collateral (underlying securities) segregated on behalf of the Portfolio. The value of the collateral at the time of execution must be at least equal to 102% of the total amount of the repurchase obligations, including interest. In the event of counterparty default, the Portfolio has the right to sell the collateral to offset losses incurred. There is a potential for loss to a Portfolio in the event the Portfolio is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Portfolio seeks to assert its rights. Each Portfolio’s investment advisor, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers with which each Portfolio enters into repurchase agreements to evaluate potential risks.
Master Repurchase Agreements (“MRA”) permit a Portfolio, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Portfolio. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, the applicable Portfolio receives or posts securities as collateral with a market value in excess of the repurchase price to be paid or received by the Portfolio upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Portfolio would recognize a liability with respect to such excess collateral to reflect the Portfolio’s obligation under bankruptcy law to return the excess to the counterparty. The gross value and related collateral received for each Portfolio’s investments in repurchase agreements as of October 31, 2021 are presented in each Portfolio’s Schedule of Portfolio Investments and the value of these investments are also presented in the Statements of Assets and Liabilities.
As of October 31, 2021, the following table is a summary of the Fund’s repurchase agreements by counterparty which are subject to offset under an MRA:
Quantitative U.S. Large Cap Core Equity Portfolio
Counterparty	Repurchase Agreements	Fair Value of Non-Cash Collateral Received(a)	Cash Collateral Received	Net Collateral Received	Net Exposure(b)
Fixed Income Clearing Corp.	$6,710,130	$(6,710,130)	$—	$—	$—
Quantitative U.S. Large Cap Growth Equity Portfolio
Counterparty	Repurchase Agreements	Fair Value of Non-Cash Collateral Received(a)	Cash Collateral Received	Net Collateral Received	Net Exposure(b)
Fixed Income Clearing Corp.	$7,549,716	$(7,549,716)	$—	$—	$—
Quantitative U.S. Large Cap Value Equity Portfolio
Counterparty	Repurchase Agreements	Fair Value of Non-Cash Collateral Received(a)	Cash Collateral Received	Net Collateral Received	Net Exposure(b)
Fixed Income Clearing Corp.	$10,906	$(10,906)	$—	$—	$—
Quantitative U.S. Small Cap Equity Portfolio
Counterparty	Repurchase Agreements	Fair Value of Non-Cash Collateral Received(a)	Cash Collateral Received	Net Collateral Received	Net Exposure(b)
Fixed Income Clearing Corp.	$12,420	$(12,420)	$—	$—	$—
Quantitative International Equity Portfolio
Counterparty	Repurchase Agreements	Fair Value of Non-Cash Collateral Received(a)	Cash Collateral Received	Net Collateral Received	Net Exposure(b)
Fixed Income Clearing Corp.	$123,409	$(123,409)	$—	$—	$—
176

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Notes to Financial Statements — (Continued)
Responsible ESG U.S. Equity Portfolio
Counterparty	Repurchase Agreements	Fair Value of Non-Cash Collateral Received(a)	Cash Collateral Received	Net Collateral Received	Net Exposure(b)
Fixed Income Clearing Corp.	$252,633	$(252,633)	$—	$—	$—
Women in Leadership U.S. Equity Portfolio
Counterparty	Repurchase Agreements	Fair Value of Non-Cash Collateral Received(a)	Cash Collateral Received	Net Collateral Received	Net Exposure(b)
Fixed Income Clearing Corp.	$282,217	$(282,217)	$—	$—	$—
Quantitative U.S. Long/Short Equity Portfolio
Counterparty	Repurchase Agreements	Fair Value of Non-Cash Collateral Received(a)	Cash Collateral Received	Net Collateral Received	Net Exposure(b)
Fixed Income Clearing Corp.	$132,067	$(132,067)	$—	$—	$—
Quantitative U.S. Total Market Equity Portfolio
Counterparty	Repurchase Agreements	Fair Value of Non-Cash Collateral Received(a)	Cash Collateral Received	Net Collateral Received	Net Exposure(b)
Fixed Income Clearing Corp.	$187,604	$(187,604)	$—	$—	$—
Strategic Equity Portfolio
Counterparty	Repurchase Agreements	Fair Value of Non-Cash Collateral Received(a)	Cash Collateral Received	Net Collateral Received	Net Exposure(b)
Fixed Income Clearing Corp.	$1,720,703	$(1,720,703)	$—	$—	$—
Small Cap Equity Portfolio
Counterparty	Repurchase Agreements	Fair Value of Non-Cash Collateral Received(a)	Cash Collateral Received	Net Collateral Received	Net Exposure(b)
Fixed Income Clearing Corp.	$19,490,176	$(19,490,176)	$—	$—	$—
Equity Income Portfolio
Counterparty	Repurchase Agreements	Fair Value of Non-Cash Collateral Received(a)	Cash Collateral Received	Net Collateral Received	Net Exposure(b)
Fixed Income Clearing Corp.	$120,692	$(120,692)	$—	$—	$—
Secured Options Portfolio
Counterparty	Repurchase Agreements	Fair Value of Non-Cash Collateral Received(a)	Cash Collateral Received	Net Collateral Received	Net Exposure(b)
Fixed Income Clearing Corp.	$7,484,965	$(7,484,965)	$—	$—	$—
Global Secured Options Portfolio
Counterparty	Repurchase Agreements	Fair Value of Non-Cash Collateral Received(a)	Cash Collateral Received	Net Collateral Received	Net Exposure(b)
Fixed Income Clearing Corp.	$854,352	$(854,352)	$—	$—	$—
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Core Fixed Income Portfolio
Counterparty	Repurchase Agreements	Fair Value of Non-Cash Collateral Received(a)	Cash Collateral Received	Net Collateral Received	Net Exposure(b)
Fixed Income Clearing Corp.	$10,070,273	$(10,070,273)	$—	$—	$—
Short Term Tax Aware Fixed Income Portfolio
Counterparty	Repurchase Agreements	Fair Value of Non-Cash Collateral Received(a)	Cash Collateral Received	Net Collateral Received	Net Exposure(b)
Fixed Income Clearing Corp.	$3,841,170	$(3,841,170)	$—	$—	$—
(a) The value of the related collateral exceeded the value of the net position in the repurchase agreements as of October 31, 2021. The total value of the non-cash collateral received is disclosed in the Schedules of Portfolio Investments.
(b) Net exposure represents the receivable (payable) that would be due from (to) the counterparty in the event of default.
Cash:  Cash includes deposits held at financial institutions, which are available for the Fund’s use with no restrictions, with original maturities of 90 days or less.
Foreign Currency Translation:  The books and records of each Portfolio are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated at exchange rates prevailing on the dates of such transactions. Unrealized gains and losses that result from changes in foreign currency exchange rates have been included in the unrealized gains and losses on foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of each Portfolio and the amount actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the purchase settlement date and subsequent sale trade date is included in realized gains and losses on investment transactions. The Portfolios do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations in the market prices of securities held at the end of the period. Similarly, the Portfolios do not isolate the effect of changes in foreign exchange rates from the fluctuations in the market prices of portfolio securities sold during the period.
Foreign Securities:  The Strategic Equity Portfolio, Small Cap Equity Portfolio, Equity Income Portfolio, Secured Options Portfolio, Global Secured Options Portfolio and Quantitative International Equity Portfolio may invest in foreign securities. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of U.S. companies and the U.S. government. These risks include valuation of currencies and future adverse political and economic developments. Moreover, securities of some foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government. This is particularly true with respect to emerging markets in developing countries.
Options Transactions:  The Strategic Equity Portfolio, Quantitative U.S. Long/Short Equity Portfolio, Secured Options Portfolio and Global Secured Options Portfolio are subject to equity price risk and may purchase or write covered call options or secured put options to hedge against changes in the value of securities each Portfolio owns or expects to own. The Secured Options Portfolio and Global Secured Options Portfolio use option strategies also in an effort to earn options premiums and to provide more stable returns. These options may relate to particular securities or securities indices and may or may not be listed on a domestic securities exchange or issued by the Options Clearing Corporation. A call option gives the option holder the right to purchase the underlying security at a specified price until a specified date. A put option gives the option holder the right to sell the underlying security at a specified price until a specified date. The risk in writing a call option is that the Portfolio may forgo the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is a risk the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market or, for over-the-counter options, because of the counterparty’s inability to perform. Portfolio assets covering written options cannot be sold while the option is outstanding, unless replaced by similar assets. A Portfolio also risks losing all or part of the cash paid for purchasing call and put options. The Portfolios may also write over-the-counter options where completing the obligation depends upon the credit standing of the other party. The Strategic Equity Portfolio and Quantitative U.S. Long/Short Equity Portfolio did not enter into any options transactions during the fiscal year ended October 31, 2021. During the fiscal year ended October 31, 2021, the Secured Options Portfolio and the Global Secured Options Portfolio wrote put and call options and purchased put and call options in an attempt to achieve their respective investment objective and strategies. As of October 31, 2021, the Secured Options Portfolio and Global Secured
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Options Portfolio pledged cash in the amount of $8,581,321 and $947,986, respectively, to brokers, as collateral for written options. This amount is included in the "Cash collateral on deposit at broker" on the Statements of Assets and Liabilities. In addition, security collateral (U.S. Treasury Bills and exchange-traded funds) valued at $132,794,244 and $3,999,250 was pledged as collateral by Secured Options Portfolio and Global Secured Options Portfolio, respectively.
Lending of Portfolio Securities:  Each Portfolio, using State Street Bank and Trust Company ("State Street") as its lending agent, may loan securities to qualified brokers and dealers in exchange for negotiated lenders’ fees. These fees are disclosed as “Income from security lending” in the Statements of Operations, net of expenses retained by State Street as compensation for its services as lending agent. Each applicable Portfolio receives cash collateral (which may be invested by the lending agent in short-term instruments) and/or non-cash collateral (which may include U.S. Treasuries and/or U.S. Government Agency securities), in an amount at least equal to 102% (for loans of U.S. securities) or 105% (for loans of non-U.S. securities) of the market value of the loaned securities at the inception of each loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the applicable Portfolio on the next business day. On behalf of the Quantitative U.S. Long/Short Equity Portfolio and the Quantitative U.S. Total Market Equity Portfolio, some or all of the cash collateral may be used to finance short sales. The cash collateral received for the Quantitative U.S. Long/Short Equity Portfolio was not used to finance short sales during the fiscal year ended October 31, 2021. During the fiscal year ended October 31, 2021, the cash collateral received by the Quantitative U.S. Large Cap Value Equity Portfolio, Quantitative U.S. Small Cap Equity Portfolio, Quantitative International Equity Portfolio, Women in Leadership U.S. Equity Portfolio, Quantitative U.S. Long/Short Equity Portfolio, Quantitative U.S. Total Market Equity Portfolio, Small Cap Equity Portfolio and Core Fixed Income Portfolio was invested in the State Street Navigator Securities Lending Government Money Market Portfolio, which is a 1940 Act money market fund. To the extent that advisory or other fees paid by the State Street Navigator Securities Lending Government Money Market Portfolio are for the same or similar services as fees paid by the applicable Portfolio, there will be a layering of fees, which would increase expenses and decrease returns. Information regarding the value of the securities loaned and the value of the cash collateral at period end is included at the end of each applicable Portfolio’s Statement of Assets and Liabilities, Schedule of Portfolio Investments and Note 6. Non-cash collateral detail is not disclosed in the Schedules of Portfolio Investments as it is held by the lending agent on behalf of the Portfolio, and the Portfolio does not have the ability to re-hypothecate those securities. A Portfolio could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities when due. A Portfolio may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. Such loans would involve risks of delay in receiving additional collateral in the event that the collateral decreased below the value of the securities loaned or risks of the loss of rights in the collateral should the borrower of the securities fail financially.
Real Estate Investment Trusts:  The Portfolios may invest in real estate investment trusts (“REITs”), which pool investors’ funds for investment, primarily in income producing real estate or real estate-related loans or interests. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with regulatory requirements relating to its organization, ownership, assets and income, and with a regulatory requirement to distribute to its shareholders or unitholders at least 90% of its taxable income for each taxable year.
A shareholder in a Portfolio, by investing in REITs through the Portfolio, will bear not only the shareholder’s proportionate share of the expenses of the Portfolio, but also, indirectly, the management expenses of the underlying REITs. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income, or the REIT’s failure to maintain exemption from registration under the 1940 Act. Dividends representing a return of capital are reflected as a reduction of cost and/or as a realized gain when the amount of the return of capital is conclusively determined. See each Portfolio’s Schedule of Portfolio Investments for REIT securities held as of October 31, 2021.
Securities Sold Short:  The Quantitative U.S. Long/Short Equity Portfolio and Quantitative U.S. Total Market Equity Portfolio may engage in short sales, which are sales by the applicable Portfolio of securities which have been borrowed from a third party on the expectation that the market price will decline. If the price of the securities declines, the Portfolio will make a profit by purchasing the securities in the open market at a lower price than the one at which it sold the securities. If the price of the securities increases, the Portfolio may have to cover its short positions at a higher price than the short sale price, resulting in a loss. Gains are limited to the price at which the Portfolios sold the security short, while losses are potentially unlimited in size. Each Portfolio pledges securities and/or other assets, which may include cash collateral from securities lending activities, to the lender as collateral. Proceeds received from short sales may be maintained by the lender as collateral or may be released to the Portfolio and used to purchase additional securities or for any other purpose. The “Short position flex fees” on the Statements of Operations are fees charged by the lender for releasing the cash proceeds to the Quantitative U.S. Long/Short Equity Portfolio and Quantitative U.S. Total Market Equity Portfolio. Each Portfolio is required to segregate an amount of cash, cash equivalents or other appropriate liquid marketable securities with the custodian in an amount at least equal to the current market value of the securities sold short (less any additional collateral held by the lender) and the amount of any securities lending cash collateral used to finance short sales until the Portfolio replaces a borrowed security. Depending on arrangements made with the lender or custodian, the Portfolio may not receive any payments (including interest) on the deposits made with the lender or custodian. The Portfolio is liable to the buyer for any dividends payable on securities while those securities are in a short position. These dividends are recorded as an expense of the Portfolio. As of October 31, 2021, the Quantitative U.S. Long/Short Equity Portfolio pledged cash in the amount of $44,748,443 to State Street, as collateral for short
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sales. This amount is included in the “Cash collateral on deposit at broker” on the Statement of Assets and Liabilities. The Quantitative U.S. Long/Short Equity Portfolio and Quantitative U.S. Total Market Equity Portfolio also pledged securities in the amount of $9,992,890, and $12,368,070, respectively, to State Street, as collateral for short sales. In addition, State Street has a perfected security interest in a portion of each such Portfolio’s assets.
Investment Company Securities and Exchange-Traded Funds:  Subject to applicable regulatory requirements, each Portfolio may invest in shares of other registered investment companies, including ETFs. Currently, pursuant to orders issued by the SEC to certain ETFs and procedures approved by the Board, each Portfolio may seek to invest in certain ETFs beyond the statutory limitations, provided the Portfolio complies with certain conditions of the SEC orders and any applicable investment limitations. Some ETFs seek to track the performance of a particular market index. These indices include both broad-market indices and more narrowly-based indices, including those relating to particular sectors, markets, regions, or industries. However, some ETFs have an actively managed investment objective. ETF shares and closed-end fund shares are traded like traditional equity securities on a national securities exchange or NASDAQ.
Fixed Income and Municipal Securities:  The Core Fixed Income Portfolio, High Yield Municipal Portfolio and Short Term Tax Aware Fixed Income Portfolio invest in fixed income securities. The value of fixed income securities tends to fluctuate with changes in interest rates. Generally, their value will decrease when interest rates rise and increase when interest rates fall. Fixed income securities are also subject to the risk that an issuer will be unable to make principal and interest payments when due which could adversely impact a Portfolio’s return and NAV. Changes in the credit rating of a debt security held by a Portfolio could have a similar effect. Fixed income securities with longer maturities are more susceptible to interest rate fluctuations than those with shorter maturities. Although governmental financial regulators, including the Federal Reserve, have taken steps to maintain historically low interest rates; the Federal Reserve could raise interest rates at any time.
The High Yield Municipal Portfolio invests primarily in municipal securities and during the period, the Short Term Tax Aware Fixed Income Portfolio invested primarily in short term municipal securities. The value of, payment of interest on, repayment of principal for, and the ability to sell a municipal security may be affected by constitutional amendments, legislation, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers are located. A credit rating downgrade, bond default, or bankruptcy involving an issuer within a particular state or territory could affect the market values and marketability of some or all of the municipal obligations of that state or territory. In addition, since many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and a Portfolio’s investments in municipal securities. There is some risk that a portion or all of the interest received from certain tax-exempt municipal securities could become taxable as a result of determinations by the Internal Revenue Service.
Securities Transactions and Investment Income:  Securities transactions are recorded as of the trade date. Realized gains and losses on investments sold are computed on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividend income for foreign securities is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded “net of withholding tax” as soon thereafter as a Portfolio is informed of the ex-dividend date. Interest income is recorded on the accrual basis and includes, when appropriate, amortization of premiums and accretion of discounts using the effective interest method.
Securities purchased or sold on a when-issued or delayed-delivery basis may be settled after a period longer than the regular settlement time of trade date plus three business days. Interest income is accrued based on the terms of the security on settlement date. Each Portfolio segregates assets with a current value at least equal to the amount of its when-issued purchase commitments. When-issued purchase commitments involve a risk of loss if the value of the security to be purchased declines prior to settlement date, or if the counterparty does not perform under the contract.
Dividends and Distributions to Shareholders:  Dividends from net investment income, if any, of the Core Fixed Income Portfolio, Short Term Tax Aware Fixed Income Portfolio and High Yield Municipal Portfolio are declared and paid monthly. Dividends from net investment income, if any, of the Quantitative U.S. Large Cap Core Equity Portfolio, Quantitative U.S. Large Cap Growth Equity Portfolio, Quantitative U.S. Large Cap Value Equity Portfolio, Quantitative U.S. Small Cap Equity Portfolio, Quantitative International Equity Portfolio, Responsible ESG U.S. Equity Portfolio, Women in Leadership U.S. Equity Portfolio, Quantitative U.S. Long/Short Equity Portfolio, Quantitative U.S. Total Market Equity Portfolio, Strategic Equity Portfolio, Small Cap Equity Portfolio, Equity Income Portfolio, Secured Options Portfolio and Global Secured Options Portfolio are declared and paid quarterly. Each Portfolio distributes any net realized capital gains on an annual basis. Additional distributions of net investment income and capital gains for each Portfolio may be made at the discretion of the Board in order to avoid a nondeductible excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended (the “Code”). Each Portfolio may elect to treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).
Income and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the U.S. These differences are primarily due to differing treatments of income and gains on various investment securities held by each Portfolio, timing differences and differing characterization of distributions made by each Portfolio.
Income and Expense Allocation:  Expenses which are not readily identifiable to a specific Portfolio are allocated among Portfolios taking into consideration, among other things, the nature and type of expenses and the relative size
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of each Portfolio. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class, such as shareholder servicing fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class.
Federal Income Taxes:  Each Portfolio intends to continue to qualify as a regulated investment company by complying with the requirements of the Code applicable to regulated investment companies, and by distributing substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the U.S.
“ Accounting for Uncertainty in Income Taxes — an interpretation of FASB ASC 740” (“ASC 740”) clarifies the accounting for uncertainty in income taxes recognized in accordance with ASC 740, “Accounting for Income Taxes.” This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. Each Portfolio’s federal tax returns filed in the 3-year period ended October 31, 2021 remain subject to examination by the Internal Revenue Service. Management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. State, local and/or non-U.S. tax returns and/or other filings may be subject to examination for different periods, depending upon the tax rules of each applicable jurisdiction.
On October 31, 2021, the tax year end of the Fund, the following Portfolios had available capital loss carryforwards to be utilized in future periods to offset future capital gains as follows:
Portfolio	Unlimited (Short Term)	Unlimited (Long Term)
Quantitative U.S. Large Cap Value Equity Portfolio	$ 9,548	$ —
Quantitative International Equity Portfolio	679,128	—
Quantitative U.S. Long/Short Equity Portfolio	1,780,981	—
Global Secured Options Portfolio*	4,959,732	1,558,146
Short Term Tax Aware Fixed Income Portfolio	101,200	80,791
During the fiscal year ended October 31, 2021, the following Portfolios utilized capital loss carryforwards:
Quantitative U.S. Large Cap Value Equity Portfolio	$193,109
Quantitative U.S. Small Cap Equity Portfolio	76,142
Quantitative International Equity Portfolio	11,299,614
Responsible ESG U.S. Equity Portfolio	848,986
Women in Leadership U.S. Equity Portfolio	294,969
Quantitative U.S. Long/Short Equity Portfolio	13,319,218
Small Cap Equity Portfolio	210,945,891
Equity Income Portfolio	75,937
Secured Options Portfolio	37,188,051
Global Secured Options Portfolio	61,765
*Utilization of the capital loss carryforwards of the Global Secured Options Portfolio is severely limited currently and in future years pursuant to Internal Revenue Code Section 382.
As of October 31, 2021, the tax year end of the Fund, the components of distributable earnings on a tax basis were as follows:
Portfolio	Undistributed Tax-exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation/ (Depreciation)	Other Temporary Differences	Loss Carryforwards	Total Distributable Earnings
Quantitative U.S. Large Cap Core Equity Portfolio	$ —	$ 6,200,409	$154,027,983	$ 533,477,893	$ —	$ —	$ 693,706,285
Quantitative U.S. Large Cap Growth Equity Portfolio	—	7,374,491	391,907,313	1,007,428,841	—	—	1,406,710,645
Quantitative U.S. Large Cap Value Equity Portfolio	—	1,959	—	567,783	—	(9,548)	560,194
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Portfolio	Undistributed Tax-exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation/ (Depreciation)	Other Temporary Differences	Loss Carryforwards	Total Distributable Earnings
Quantitative U.S. Small Cap Equity Portfolio	$ —	$ —	$ 138,270	$ 399,905	$ —	$ —	$ 538,175
Quantitative International Equity Portfolio	—	319,053	—	4,065,742	—	(679,128)	3,705,667
Responsible ESG U.S. Equity Portfolio	—	13,991	2,799,444	10,340,025	—	—	13,153,460
Women in Leadership U.S. Equity Portfolio	—	28,014	4,457,687	6,788,061	—	—	11,273,762
Quantitative U.S. Long/Short Equity Portfolio	—	—	—	19,255,569	(470,176)**	(1,780,981)	17,004,412
Quantitative U.S. Total Market Equity Portfolio	—	19,359	5,566,308	19,206,099	(215)	—	24,791,551
Strategic Equity Portfolio	—	526,442	26,036,207	148,834,671	—	—	175,397,320
Small Cap Equity Portfolio	—	—	61,538,021	463,932,676	—	—	525,470,697
Equity Income Portfolio	—	106,963	916,742	7,043,838	—	—	8,067,543
Secured Options Portfolio	—	19,959,839	31,051,096	16,380,625	(10,372)	—	67,381,188
Global Secured Options Portfolio	—	1,114,583	1,129,077	5,539	—	(6,517,879) ***	(4,268,680)
Core Fixed Income Portfolio	—	850,607	160,422	10,055,309	—	—	11,066,338
Short Term Tax Aware Fixed Income Portfolio	30,289	—	—	404,855	—	(181,991)	253,153
High Yield Municipal Portfolio	660,479	851,382	1,293,535	14,795,681	—	—	17,601,077
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales, nontaxable dividends received from investments and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.
**Other Temporary Differences for Quantitative U.S. Long/Short Equity Portfolio includes a late year ordinary loss deferral of $468,757.
***Utilization of the capital loss carryforwards of the Global Secured Options Portfolio is severely limited currently and in future years pursuant to Internal Revenue Code Section 382.
The tax character of distributions paid during the fiscal year ended October 31, 2021, was as follows:
Portfolio	Tax Exempt	Ordinary Income	Long-Term Gains	Return of Capital
Quantitative U.S. Large Cap Core Equity Portfolio	$ —	$11,013,057	$ 99,915,550	$—
Quantitative U.S. Large Cap Growth Equity Portfolio	—	4,362,589	311,191,429	—
Quantitative U.S. Large Cap Value Equity Portfolio	—	32,775	—	—
Quantitative U.S. Small Cap Equity Portfolio	—	7,532	133	—
Quantitative International Equity Portfolio	—	1,099,884	—	—
Responsible ESG U.S. Equity Portfolio	—	218,408	—	—
Women in Leadership U.S. Equity Portfolio	—	275,552	—	—
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Portfolio	Tax Exempt	Ordinary Income	Long-Term Gains	Return of Capital
Quantitative U.S. Total Market Equity Portfolio	$ —	$ 45,803	$ 3,423,033	$—
Strategic Equity Portfolio	—	1,036,605	12,912,989	—
Small Cap Equity Portfolio	—	2,196,950	834,084	—
Equity Income Portfolio	—	333,966	—	—
Global Secured Options Portfolio	—	199,638	225,651	—
Core Fixed Income Portfolio	—	9,331,322	5,081,697	—
Short Term Tax Aware Fixed Income Portfolio	368,711	81,552	—	—
High Yield Municipal Portfolio	6,333,610	77,009	22,353	—
The tax character of distributions paid during the fiscal year ended October 31, 2020, was as follows:
Portfolio	Tax Exempt	Ordinary Income	Long-Term Gains	Return of Capital
Quantitative U.S. Large Cap Core Equity Portfolio	$ —	$18,713,284	$ 98,397,908	$ —
Quantitative U.S. Large Cap Growth Equity Portfolio	—	14,981,564	436,456,750	—
Quantitative U.S. Large Cap Value Equity Portfolio	—	40,984	—	—
Quantitative U.S. Small Cap Equity Portfolio	—	7,684	—	—
Quantitative International Equity Portfolio	—	2,704,110	—	220,626
Responsible ESG U.S. Equity Portfolio	—	237,515	92,525	—
Women in Leadership U.S. Equity Portfolio	—	239,220	—	—
Quantitative U.S. Long/Short Equity Portfolio	—	—	—	182,295
Quantitative U.S. Total Market Equity Portfolio	—	242,731	3,387,071	—
Strategic Equity Portfolio	—	2,023,010	5,226,463	—
Small Cap Equity Portfolio	—	5,011,864	—	255,593
Equity Income Portfolio	—	478,143	—	—
Secured Options Portfolio	—	18,271,570	29,797,110	—
Global Secured Options Portfolio	—	1,977	—	—
Core Fixed Income Portfolio	—	10,373,594	—	—
Short Term Tax Aware Fixed Income Portfolio	457,915	113,527	—	—
High Yield Municipal Portfolio	6,132,977	61,972	—	—
For the fiscal year ended October 31, 2021, permanent differences between financial and tax reporting related primarily to REITs, foreign currency gain/(loss), distribution reallocations, net operating losses, nontaxable dividends received from investments, tax equalization and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies were identified and reclassified among the components of each Portfolio’s net assets as identified below. These reclassifications had no effect on net assets.
Portfolio	Total distributable earnings	Paid-in capital
Quantitative U.S. Large Cap Core Equity Portfolio	$(15,457,346)	$15,457,346
Quantitative U.S. Large Cap Growth Equity Portfolio	(73,061,882)	73,061,882
Quantitative U.S. Small Cap Equity Portfolio	(45)	45
Responsible ESG U.S. Equity Portfolio	(136,344)	136,344
Women in Leadership U.S. Equity Portfolio	(519,410)	519,410
Quantitative U.S. Long/Short Equity Portfolio	312,862	(312,862)
Quantitative U.S. Total Market Equity Portfolio	(835,738)	835,738
Strategic Equity Portfolio	(1,812,495)	1,812,495
Small Cap Equity Portfolio	53,334	(53,334)
Equity Income Portfolio	(1,374)	1,374
Secured Options Portfolio	(6,213,707)	6,213,707
Core Fixed Income Portfolio	(1)	1
As of October 31, 2021, aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost and aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value were as follows:
Portfolio	Cost	Appreciation	(Depreciation)	Net
Quantitative U.S. Large Cap Core Equity Portfolio	$ 887,553,094	$ 539,201,442	$ 5,723,549	$ 533,477,893
Quantitative U.S. Large Cap Growth Equity Portfolio	1,326,429,273	1,014,470,480	7,041,639	1,007,428,841
Quantitative U.S. Large Cap Value Equity Portfolio	1,969,960	588,826	21,043	567,783
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Portfolio	Cost	Appreciation	(Depreciation)	Net
Quantitative U.S. Small Cap Equity Portfolio	$ 1,185,045	$ 425,144	$ 25,239	$ 399,905
Quantitative International Equity Portfolio	38,981,110	4,942,259	875,687	4,066,572
Responsible ESG U.S. Equity Portfolio	22,514,433	10,468,163	128,138	10,340,025
Women in Leadership U.S. Equity Portfolio	21,789,932	6,888,407	100,346	6,788,061
Quantitative U.S. Long/Short Equity Portfolio	487,611	22,433,666	3,178,097	19,255,569
Quantitative U.S. Total Market Equity Portfolio	17,119,846	19,726,804	520,705	19,206,099
Strategic Equity Portfolio	119,864,585	149,132,934	298,263	148,834,671
Small Cap Equity Portfolio	1,060,502,049	477,583,068	13,650,392	463,932,676
Equity Income Portfolio	15,252,313	7,064,427	20,589	7,043,838
Secured Options Portfolio	406,832,780	64,593,423	48,212,798	16,380,625
Global Secured Options Portfolio	16,172,881	1,926,018	1,920,479	5,539
Core Fixed Income Portfolio	447,347,100	14,914,096	4,858,787	10,055,309
Short Term Tax Aware Fixed Income Portfolio	57,581,502	498,371	93,516	404,855
High Yield Municipal Portfolio	263,222,075	15,988,643	1,192,962	14,795,681
Other:  In the normal course of business, the Fund enters into contracts that may include agreements to indemnify another party under given circumstances. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the Fund. However, based on experience, the risk of material loss from such claims is considered to be remote.
2.  Financial Instruments and Hedging Activities
Disclosures about Derivative Instruments and Hedging Activities:  Each Portfolio follows FASB ASC Topic 815 “Disclosures about Derivative Instruments and Hedging Activities” (“ASC 815”). ASC 815 requires enhanced disclosures about each Portfolio’s use of, and accounting for, derivative instruments and the effect on the results of each Portfolio’s operations and financial position. At October 31, 2021 and during the period then ended, the Secured Options Portfolio and the Global Secured Options Portfolio had the following derivatives and transactions in derivatives, grouped into appropriate risk categories, none of which have been designated as hedging instruments:
Secured Options Portfolio
Asset Derivatives
	Equity Contracts Risk	Total
Options Purchased[1]	$1,003,848,975	$1,003,848,975
Total Value	$1,003,848,975	$1,003,848,975
Liability Derivatives
	Equity Contracts Risk	Total
Options Written[2]	$(725,913,525)	$(725,913,525)
Total Value	$(725,913,525)	$(725,913,525)
Realized Gain (Loss)
	Equity Contracts Risk	Total
Options Purchased[3]	$ 305,688,495	$ 305,688,495
Options Written[4]	(222,593,355)	(222,593,355)
Total Realized Gain (Loss)	$ 83,095,140	$ 83,095,140
184

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Notes to Financial Statements — (Continued)
Change in Appreciation (Depreciation)
	Equity Contracts Risk	Total
Options Purchased[5]	$ 68,158,398	$ 68,158,398
Options Written[6]	(51,954,232)	(51,954,232)
Total Change in Appreciation (Depreciation)	$ 16,204,166	$ 16,204,166
Number of Contracts, Notional Amounts or Shares/Units
	Equity Contracts Risk	Total
Options Purchased[7]	5,265	5,265
Options Written[7]	(6,198)	(6,198)
Global Secured Options Portfolio
Asset Derivatives
	Equity Contracts Risk	Total
Options Purchased[1]	$39,578,275	$39,578,275
Total Value	$39,578,275	$39,578,275
Liability Derivatives
	Equity Contracts Risk	Total
Options Written[2]	$(28,758,928)	$(28,758,928)
Total Value	$(28,758,928)	$(28,758,928)
Realized Gain (Loss)
	Equity Contracts Risk	Total
Options Purchased[3]	$ 7,368,696	$ 7,368,696
Options Written[4]	(5,263,761)	(5,263,761)
Total Realized Gain (Loss)	$ 2,104,935	$ 2,104,935
Change in Appreciation (Depreciation)
	Equity Contracts Risk	Total
Options Purchased[5]	$ 2,129,858	$ 2,129,858
Options Written[6]	(1,734,507)	(1,734,507)
Total Change in Appreciation (Depreciation)	$ 395,351	$ 395,351
185

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Notes to Financial Statements — (Continued)
Number of Contracts, Notional Amounts or Shares/Units
	Equity Contracts Risk	Total
Options Purchased[7]	168	168
Options Written[7]	(735)	(735)

[1]	Statement of Assets and Liabilities location: Investments at value.
[2]	Statement of Assets and Liabilities location: Options written, at value.
[3]	Statement of Operations location: Amount is included in Net realized gain (loss) on purchased options.
[4]	Statement of Operations location: Amount is included in Net realized gain (loss) on written options.
[5]	Statement of Operations location: Amount is included in Net change in unrealized gain (loss) of purchased options.
[6]	Statement of Operations location: Amount is included in Net change in unrealized gain (loss) of written options.
[7]	Amounts disclosed represent average number of contracts outstanding during the period ended October 31, 2021.
3.  Investment Advisory Fee, Administration Fee and Other Related Party Transactions
Glenmede Investment Management LP (the “Advisor” or "GIM"), a wholly-owned subsidiary of The Glenmede Trust Company, N.A. (“Glenmede Trust”), serves as investment advisor to the Quantitative U.S. Large Cap Core Equity Portfolio, Quantitative U.S. Large Cap Growth Equity Portfolio, Quantitative U.S. Large Cap Value Equity Portfolio, Quantitative U.S. Small Cap Equity Portfolio, Quantitative International Equity Portfolio, Responsible ESG U.S. Equity Portfolio, Women in Leadership U.S. Equity Portfolio, Quantitative U.S. Long/Short Equity Portfolio, Quantitative U.S. Total Market Equity Portfolio, Strategic Equity Portfolio, Small Cap Equity Portfolio, Equity Income Portfolio, Secured Options Portfolio, Global Secured Options Portfolio, Core Fixed Income Portfolio, Short Term Tax Aware Fixed Income Portfolio and High Yield Municipal Portfolio pursuant to investment management agreements with the Fund. Under these agreements, the Advisor manages the Portfolios, subject to the general supervision of the Board.
Capital International, Inc. ("Capital International") serves as sub-advisor to the High Yield Municipal Portfolio. Capital International is a wholly-owned subsidiary of Capital Group International, Inc., which is owned by Capital Research and Management Company, a wholly-owned subsidiary of The Capital Group Companies, Inc. The Advisor has agreed to pay Capital International a fee for its sub-investment advisory services to the High Yield Municipal Portfolio, calculated daily and payable monthly, at the annual rate of the High Yield Municipal Portfolio’s average daily net assets as follows: 0.38% of the first $300,000,000 of the net assets; 0.34% of the net assets between $300,000,000 and $1 billion; and 0.30% of the net assets in excess of $1 billion.
Under the investment management agreements, the Portfolios pay the Advisor a management fee on a monthly basis in an amount equal to the following annual rates of the average daily net assets of each Portfolio:
Fund Name	Management Fee on Net Assets
Quantitative U.S. Large Cap Core Equity Portfolio	0.55%
Quantitative U.S. Large Cap Growth Equity Portfolio	0.55%
Quantitative U.S. Large Cap Value Equity Portfolio	0.55%*
Quantitative U.S. Small Cap Equity Portfolio	0.55%*
Quantitative International Equity Portfolio	0.75%**
Responsible ESG U.S. Equity Portfolio	0.55%*
Women in Leadership U.S. Equity Portfolio	0.55%*
Quantitative U.S. Long/Short Equity Portfolio	1.20%***
Quantitative U.S. Total Market Equity Portfolio	1.20%***
Strategic Equity Portfolio	0.55%
Small Cap Equity Portfolio	0.55%
Equity Income Portfolio	0.55%*
Secured Options Portfolio	0.55%
Global Secured Options Portfolio	0.55%**
Core Fixed Income Portfolio	0.35%
Short Term Tax Aware Fixed Income Portfolio	0.35%****
High Yield Municipal Portfolio	0.65%**
*  Effective February 28, 2019, the Advisor revised the contractual fee waiver and expense reimbursement agreements with respect to the Quantitative U.S. Large Cap Value Equity Portfolio, Quantitative U.S. Small Cap Equity Portfolio, Responsible ESG U.S. Equity Portfolio and Women in Leadership U.S. Equity Portfolio to reduce the contractual expense cap from 1.00% to 0.85% of each such Portfolio’s average daily net assets (excluding Acquired Fund fees and expenses, brokerage commissions, extraordinary items, interest and taxes). The Advisor has also contractually agreed to waive its management fees and/or reimburse expenses to the extent that the Equity Income Portfolio’s total annual
186

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Notes to Financial Statements — (Continued)
operating expenses exceed 0.85% of such Portfolio’s average daily net assets (excluding Acquired Fund fees and expenses, brokerage commissions, extraordinary items, interest and taxes). The Advisor has contractually agreed to these waivers and/or reimbursements until at least February 28, 2022 which are included, if any, under the caption “Less expenses waived/reimbursed” in the Statement of Operations. Shareholders of the Portfolios will be notified if these waivers/reimbursements are discontinued after that date.
** The Advisor has contractually agreed to waive its management fees and/or reimburse expenses to the extent that the High Yield Municipal Portfolio’s, since February 26, 2016 the Quantitative International Equity Portfolio’s and since February 28, 2019 the Global Secured Options Portfolio’s total annual operating expenses exceed 1.00% of such Portfolio’s average daily net assets (excluding Acquired Fund fees and expenses, brokerage commissions, extraordinary items, interest and taxes). The Advisor has contractually agreed to these waivers and/or reimbursements until at least February 28, 2022 which are included, if any, under the caption “Less expenses waived/reimbursed” in the Statement of Operations. Shareholders of the Portfolios will be notified if these waivers/reimbursements are discontinued after that date.
*** The Advisor has contractually agreed to waive a portion of its management fees so that, after giving effect to such contractual waiver, the management fee for the Quantitative U.S. Long/Short Equity and Quantitative U.S. Total Market Equity Portfolios is 0.85% of such Portfolio’s average daily net assets. The Advisor has also contractually agreed to waive an additional portion of its management fees and/or reimburse the Portfolios to the extent that total annual Portfolio operating expenses, as a percentage of the Portfolio’s average daily net assets, exceed 1.25% of the average daily net assets of the Quantitative U.S. Long/Short Equity Portfolio’s Advisor Class shares, 1.05% of the average daily net assets of the Quantitative U.S. Long/Short Equity Portfolio’s Institutional Class shares and 1.25% of the average daily net assets of the Quantitative U.S. Total Market Equity Portfolio (excluding Acquired Fund fees and expenses, short-sale dividends, prime broker interest, brokerage commissions, taxes, interest, and extraordinary expenses). The Advisor has contractually agreed to these waivers and/or reimbursements until at least February 28, 2022, which are included under the caption “Less expenses waived/ reimbursed” in the Statement of Operations. Shareholders of the Portfolios will be notified if the waivers/reimbursements are discontinued after that date.
**** The Advisor has contractually agreed to waive its management fees and/or reimburse expenses to the extent that the Short Term Tax Aware Fixed Income Portfolio’s total annual operating expenses exceed 0.55% of the Portfolio’s average daily net assets (excluding Acquired Fund fees and expenses, brokerage commissions, extraordinary items, interest and taxes). The Advisor has contractually agreed to these waivers and/or reimbursements until at least February 28, 2022, which are included, if any, under the caption “Less expenses waived/reimbursed” in the Statement of Operations. Shareholders of the Portfolio will be notified if these waivers and/or reimbursements are discontinued after that date.
Under a Shareholder Servicing Agreement, the following Portfolios pay Glenmede Trust shareholder servicing fees for providing or arranging to provide shareholder support services to the beneficial owner of the Portfolios and share classes listed below:
Shareholder Servicing Fee on Net Assets
Quantitative U.S. Large Cap Core Equity Portfolio (Advisor Class)	0.20%
Quantitative U.S. Large Cap Growth Equity Portfolio (Advisor Class)	0.20%
Quantitative U.S. Large Cap Value Equity Portfolio	0.20%
Quantitative U.S. Small Cap Equity Portfolio	0.20%
Quantitative International Equity Portfolio	0.25%
Responsible ESG U.S. Equity Portfolio	0.20%
Women in Leadership U.S. Equity Portfolio	0.20%
Quantitative U.S. Long/Short Equity Portfolio (Advisor Class)	0.20%
Quantitative U.S. Total Market Equity Portfolio	0.20%
Strategic Equity Portfolio	0.20%
Small Cap Equity Portfolio (Advisor Class)	0.25%
Small Cap Equity Portfolio (Institutional Class)	0.05%
Equity Income Portfolio	0.20%
Secured Options Portfolio (Advisor Class)	0.20%
Global Secured Options Portfolio	0.20%
Core Fixed Income Portfolio	0.10%
Short Term Tax Aware Fixed Income Portfolio	0.10%
High Yield Municipal Portfolio	0.25%
State Street serves as administrator, transfer agent, dividend-paying agent and custodian with respect to the Fund. The Fund pays State Street a fee based on the combined aggregate average daily net assets of the Portfolios and The Glenmede Portfolios, an affiliated registered investment company, plus transaction charges for certain transactions and out-of-pocket expenses. The fee is computed daily and paid monthly. These fees can be found under the caption “Administration, transfer agent and custody fees” in the Statements of Operations.
187

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Notes to Financial Statements — (Continued)
Foreside Fund Officer Services, LLC (formerly known as Foreside Compliance Services, LLC) is paid an annual fee plus out-of-pocket expenses for the provision of personnel and services related to the Fund’s compliance program. The Fund’s Chief Compliance Officer is a Director of Foreside Financial Group, LLC.
Quasar Distributors, LLC (“Quasar”) serves as distributor of each Portfolio’s shares. The distributor receives no fees from the Fund in connection with distribution services provided to the Fund. The Advisor pays Quasar’s fees and out-of-pocket expenses for the distribution services it provides to the Fund.
Effective January 1, 2022, the Fund pays each Board member an annual fee of $104,000 plus $5,000 for each Board meeting attended and out-of-pocket expenses incurred in attending Board meetings, the Audit Committee Chairman receives an annual fee of $10,000 for his services as Chairman of the Audit Committee and the Chairman of the Board receives an annual fee of $15,000 for his services as Chairman of the Board. Prior to January 1, 2022, each Board member received an annual fee of $94,000 and the Chairman of the Board did not receive an annual fee for his services as Chairman of the Board. These fees can be found under the caption “Directors’ fees and expenses” in the Statements of Operations.
Expenses for the fiscal year ended October 31, 2021 include legal fees paid to Faegre Drinker Biddle & Reath LLP as legal counsel to the Fund and the independent Directors. A partner of the law firm is Secretary of the Fund. These fees are included in the amount shown under the caption “Professional fees” in the Statements of Operations.
4.  Purchases and Sales of Securities
For the fiscal year ended October 31, 2021, the cost of purchases and proceeds from sales of investment securities other than U.S. government securities and short-term securities were:
Portfolio	Purchases	Sales
Quantitative U.S. Large Cap Core Equity Portfolio	$ 550,868,875	$ 846,651,132
Quantitative U.S. Large Cap Growth Equity Portfolio	1,094,307,795	1,817,454,768
Quantitative U.S. Large Cap Value Equity Portfolio	1,653,198	1,480,812
Quantitative U.S. Small Cap Equity Portfolio	1,176,405	1,162,445
Quantitative International Equity Portfolio	38,104,078	64,545,164
Responsible ESG U.S. Equity Portfolio	21,930,548	21,408,293
Women in Leadership U.S. Equity Portfolio	21,726,273	24,494,195
Quantitative U.S. Long/Short Equity Portfolio	144,214,041	165,980,767
Quantitative U.S. Total Market Equity Portfolio	37,532,630	46,858,172
Strategic Equity Portfolio	34,082,205	71,755,780
Small Cap Equity Portfolio	572,092,157	984,259,945
Equity Income Portfolio	5,600,125	7,653,461
Secured Options Portfolio	—	—
Global Secured Options Portfolio	137,525	—
Core Fixed Income Portfolio	39,686,600	18,171,540
Short Term Tax Aware Fixed Income Portfolio	17,885,432	12,515,424
High Yield Municipal Portfolio	82,412,194	47,684,051
For the fiscal year ended October 31, 2021, the cost of purchases and proceeds from sales of long-term U.S. government securities were:
Portfolio	Purchases	Sales
Core Fixed Income Portfolio	$78,653,366	$81,321,100
High Yield Municipal Portfolio	430,235	858
5.  Common Stock
Changes in the capital shares outstanding were as follows:
	Year Ended 10/31/21		Year Ended 10/31/20
	Shares	Amount	Shares	Amount
Quantitative U.S. Large Cap Core Equity Portfolio — Advisor
Sold	2,100,409	$ 64,054,495	2,937,363	$ 71,382,611
Issued as reinvestment of dividends	3,270,039	87,263,628	2,803,174	74,973,328
Redeemed	(9,947,894)	(293,104,464)	(25,345,432)	(615,432,867)
Net Decrease	(4,577,446)	$(141,786,341)	(19,604,895)	$(469,076,928)
188

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Notes to Financial Statements — (Continued)
	Year Ended 10/31/21		Year Ended 10/31/20
	Shares	Amount	Shares	Amount
Quantitative U.S. Large Cap Core Equity Portfolio — Institutional
Sold	847,885	$ 25,801,902	1,571,404	$ 40,527,775
Issued as reinvestment of dividends	423,886	11,394,364	1,112,383	29,864,050
Redeemed	(3,188,086)	(91,251,178)	(20,804,189)	(458,443,013)
Net Decrease	(1,916,315)	$ (54,054,912)	(18,120,402)	$(388,051,188)
Quantitative U.S. Large Cap Growth Equity Portfolio — Advisor
Sold	2,352,574	$ 82,095,688	5,449,450	$ 163,682,444
Issued as reinvestment of dividends	6,987,144	219,467,955	8,853,403	270,669,218
Redeemed	(18,072,030)	(626,816,029)	(30,120,042)	(898,362,063)
Net Decrease	(8,732,312)	$(325,252,386)	(15,817,189)	$(464,010,401)
Quantitative U.S. Large Cap Growth Equity Portfolio — Institutional
Sold	8,458,065	$ 297,765,281	7,148,924	$ 217,338,099
Issued as reinvestment of dividends	2,266,759	71,268,792	4,964,570	151,609,541
Redeemed	(13,400,857)	(459,639,749)	(32,941,800)	(975,838,608)
Net Decrease	(2,676,033)	$ (90,605,676)	(20,828,306)	$(606,890,968)
Quantitative U.S. Large Cap Value Equity Portfolio
Sold	24,366	$ 295,000	5,004	$ 52,000
Issued as reinvestment of dividends	1,743	20,983	2,441	21,484
Redeemed	(11,343)	(140,895)	(29,802)	(277,736)
Net Increase (Decrease)	14,766	$ 175,088	(22,357)	$ (204,252)
Quantitative U.S. Small Cap Equity Portfolio
Issued as reinvestment of dividends	551	$ 7,588	786	$ 7,605
Net Increase	551	$ 7,588	786	$ 7,605
Quantitative International Equity Portfolio
Sold	33,779	$ 479,232	62,957	$ 798,506
Issued as reinvestment of dividends	14,942	228,413	25,222	327,675
Redeemed	(1,830,283)	(27,204,703)	(10,385,416)	(128,510,960)
Net Decrease	(1,781,562)	$ (26,497,058)	(10,297,237)	$(127,384,779)
Responsible ESG U.S. Equity Portfolio
Sold	201,565	$ 3,768,049	239,876	$ 3,278,585
Issued as reinvestment of dividends	6,883	129,297	16,877	241,623
Redeemed	(187,944)	(3,527,964)	(310,331)	(4,327,625)
Net Increase (Decrease)	20,504	$ 369,382	(53,578)	$ (807,417)
Women in Leadership U.S. Equity Portfolio
Sold	183,350	$ 3,215,887	444,566	$ 5,637,718
Issued as reinvestment of dividends	8,413	152,570	10,162	130,588
Redeemed	(348,442)	(6,309,127)	(356,959)	(4,627,117)
Net Increase (Decrease)	(156,679)	$ (2,940,670)	97,769	$ 1,141,189
Quantitative U.S. Long/Short Equity Portfolio — Advisor
Sold	231,228	$ 2,833,951	750,382	$ 8,863,412
Issued as reinvestment of dividends	—	—	1,645	20,118
Redeemed	(4,649,072)	(56,802,686)	(12,785,690)	(139,987,603)
Net Decrease	(4,417,844)	$ (53,968,735)	(12,033,663)	$(131,104,073)
Quantitative U.S. Long/Short Equity Portfolio — Institutional
Sold	547,595	$ 7,105,284	30,611	$ 340,725
Redeemed	(16,557)	(209,973)	(3,782)	(41,850)
Net Increase	531,038	$ 6,895,311	26,829	$ 298,875
189

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Notes to Financial Statements — (Continued)
	Year Ended 10/31/21		Year Ended 10/31/20
	Shares	Amount	Shares	Amount
Quantitative U.S. Total Market Equity Portfolio
Sold	153,035	$ 3,138,822	93,429	$ 1,427,350
Issued as reinvestment of dividends	197,089	3,302,532	184,352	3,278,150
Redeemed	(634,270)	(12,315,378)	(2,222,180)	(33,498,188)
Net Decrease	(284,146)	$ (5,874,024)	(1,944,399)	$ (28,792,688)
Strategic Equity Portfolio
Sold	225,690	$ 7,026,380	983,611	$ 25,229,443
Issued as reinvestment of dividends	426,978	12,255,189	183,160	5,060,706
Redeemed	(1,402,544)	(44,266,719)	(2,746,390)	(67,163,578)
Net Decrease	(749,876)	$ (24,985,150)	(1,579,619)	$ (36,873,429)
Small Cap Equity Portfolio — Advisor
Sold	1,266,694	$ 41,682,328	2,865,149	$ 61,415,528
Issued as reinvestment of dividends	13,013	405,614	29,370	650,585
Redeemed	(4,330,396)	(141,283,194)	(17,726,725)	(370,465,102)
Net Decrease	(3,050,689)	$ (99,195,252)	(14,832,206)	$(308,398,989)
Small Cap Equity Portfolio — Institutional
Sold	9,212,748	$ 324,077,025	19,808,990	$ 414,797,518
Issued as reinvestment of dividends	23,933	815,748	66,868	1,528,106
Redeemed	(19,176,316)	(649,099,448)	(36,951,403)	(830,976,972)
Net Decrease	(9,939,635)	$(324,206,675)	(17,075,545)	$(414,651,348)
Equity Income Portfolio
Sold	21,941	$ 331,439	573,383	$ 6,849,468
Issued as reinvestment of dividends	1,676	24,654	2,550	28,960
Redeemed	(185,054)	(2,610,970)	(969,738)	(11,315,443)
Net Decrease	(161,437)	$ (2,254,877)	(393,805)	$ (4,437,015)
Secured Options Portfolio — Advisor
Sold	940,671	$ 12,846,984	1,628,661	$ 19,275,364
Issued as reinvestment of dividends	—	—	1,509,519	18,536,927
Redeemed	(3,064,095)	(41,110,090)	(15,576,933)	(170,266,139)
Net Decrease	(2,123,424)	$ (28,263,106)	(12,438,753)	$(132,453,848)
Secured Options Portfolio — Institutional
Sold	3,429,440	$ 47,712,901	9,628,347	$ 109,212,855
Issued as reinvestment of dividends	—	—	1,204,044	14,881,983
Redeemed	(10,798,791)	(141,746,581)	(12,015,486)	(132,800,151)
Net Decrease	(7,369,351)	$ (94,033,680)	(1,183,095)	$ (8,705,313)
Global Secured Options Portfolio[1]
Sold	1,130,339	$ 5,984,091	1,931,686	$ 8,794,981
Issued as reinvestment of dividends	12,132	60,299	395	1,977
Redeemed	(98,041)	(519,619)	(185,161)	(843,181)
Net Increase	1,044,430	$ 5,524,771	1,746,920	$ 7,953,777
Core Fixed Income Portfolio
Sold	5,261,656	$ 59,459,214	6,379,234	$ 73,933,974
Issued as reinvestment of dividends	657,354	7,548,663	165,629	1,905,937
Redeemed	(5,004,064)	(56,515,607)	(13,948,961)	(161,306,718)
Net Increase (Decrease)	914,946	$ 10,492,270	(7,404,098)	$ (85,466,807)
Short Term Tax Aware Fixed Income Portfolio
Sold	2,093,822	$ 21,242,499	4,531,171	$ 45,802,969
Issued as reinvestment of dividends	5,604	56,862	7,353	74,252
Redeemed	(1,792,496)	(18,191,928)	(4,327,300)	(43,659,011)
Net Increase	306,930	$ 3,107,433	211,224	$ 2,218,210
190

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Notes to Financial Statements — (Continued)
	Year Ended 10/31/21		Year Ended 10/31/20
	Shares	Amount	Shares	Amount
High Yield Municipal Portfolio
Sold	6,406,515	$ 70,820,808	4,360,207	$ 46,092,528
Issued as reinvestment of dividends	12,156	133,646	12,476	132,118
Redeemed	(2,811,061)	(31,252,003)	(2,392,062)	(25,142,682)
Net Increase	3,607,610	$ 39,702,451	1,980,621	$ 21,081,964

[1]	The Board authorized a 1-for-10 reverse share split for the Global Secured Options Portfolio effective after the close of trading on March 16, 2020. The impact of the reverse share split was to decrease the number of shares outstanding by a factor of ten, while increasing the NAV of shares outstanding by a factor of ten, resulting in no effect to the net assets of the Portfolio. The financial statements for the Portfolio have been adjusted to reflect the reverse share split.
As of October 31, 2021, with the exception of the Small Cap Equity Portfolio, Quantitative U.S. Large Cap Core Equity Portfolio, Quantitative U.S. Large Cap Growth Equity Portfolio, Quantitative U.S. Long/Short Equity Portfolio, Quantitative U.S. Total Market Equity Portfolio and Secured Options Portfolio, Glenmede Trust, on behalf of its clients, holds of record and has voting and/or investment authority over a significant portion of each Portfolio’s outstanding shares. The following Portfolios have shareholders which, to the Fund’s knowledge, own beneficially 5% or more of the shares outstanding of a Portfolio or class of a Portfolio as of October 31, 2021. The total percentage of the shares of a Portfolio or class of a Portfolio held by such shareholders is as follows:
	5% or Greater Shareholders
Portfolio	# of Shareholders	% of Shares Held
Quantitative U.S Large Cap Core Equity Portfolio (Advisor Class)	2	38%
Quantitative U.S. Large Cap Core Equity Portfolio (Institutional Class)	4	85%
Quantitative U.S. Large Cap Growth Equity Portfolio (Advisor Class)	2	67%
Quantitative U.S. Large Cap Growth Equity Portfolio (Institutional Class)	3	81%
Quantitative U.S. Large Cap Value Equity Portfolio	4	97%
Quantitative U.S. Small Cap Equity Portfolio	1	99%
Responsible ESG U.S. Equity Portfolio	4	28%
Women in Leadership U.S. Equity Portfolio	5	38%
Quantitative U.S. Long/Short Equity Portfolio (Advisor Class)	1	12%
Quantitative U.S. Long/Short Equity Portfolio (Institutional Class)	2	95%
Quantitative U.S. Total Market Equity Portfolio	2	48%
Small Cap Equity Portfolio (Advisor Class)	3	54%
Small Cap Equity Portfolio (Institutional Class)	3	87%
Equity Income Portfolio	3	23%
Secured Options Portfolio (Advisor Class)	4	62%
Secured Options Portfolio (Institutional Class)	3	94%
Global Secured Options Portfolio	2	100%
Short Term Tax Aware Fixed Income Portfolio	2	16%
6.  Lending of Portfolio Securities
As of October 31, 2021, the following Portfolios had outstanding loans of securities to certain approved brokers for which such Portfolios received collateral:
Portfolio	Market Value of Loaned Securities	Market Value of Cash Collateral	Market Value of Non-Cash Collateral	% of Total Assets on Loan
Quantitative U.S. Large Cap Value Equity Portfolio	$ 48,428	$ 50,738	—	1.90
Quantitative U.S. Small Cap Equity Portfolio	26,296	26,965	—	1.65
Quantitative International Equity Portfolio	5,579,376	2,786,439	3,007,567	12.71
Women in Leadership U.S. Equity Portfolio	586,853	614,846	—	2.05
Quantitative U.S. Long/Short Equity Portfolio	1,902,793	687,600	1,245,219	1.77
Quantitative U.S. Total Market Equity Portfolio	1,352,293	316,958	1,056,549	2.91
Small Cap Equity Portfolio	79,395,062	48,882,501	32,019,262	5.20
Core Fixed Income Portfolio	26,984,406	27,537,200	—	5.87
191

THE GLENMEDE FUND, INC.

Notes to Financial Statements — (Continued)
The Portfolios have adopted the disclosure provisions of FASB Accounting Standards Update ("ASU") No. 2014-11 (“ASU No. 2014-11”), Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. ASU No. 2014-11 is intended to provide increased transparency about the types of collateral pledged in securities lending and other similar transactions that are accounted for as secured borrowings.
All of the securities on loan as of October 31, 2021 for the Quantitative U.S. Large Cap Value Equity Portfolio, Quantitative U.S. Small Cap Equity Portfolio, Women in Leadership U.S. Equity Portfolio and Core Fixed Income Portfolio were collateralized by cash; for the Quantitative International Equity Portfolio, Quantitative U.S. Long/Short Equity Portfolio, Quantitative U.S. Total Market Equity Portfolio and Small Cap Equity Portfolio were collateralized by cash and U.S. Treasuries; all of which have a contractual maturity of overnight and continuous.
7.  Line of Credit
Effective November 5, 2020, the Fund and The Glenmede Portfolios, acting on behalf of their respective Portfolios, entered into unsecured committed and uncommitted lines of credit, each not to exceed $50 million, with State Street, to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The lines of credit were renewed on November 4, 2021 and will expire on November 3, 2022, if not renewed. Borrowings under the lines of credit bear interest rates determined at the time of such borrowings, if any, are accrued daily and based upon an annualized spread ratio comprised of the overnight federal funds effective rate plus 1.35%. Interest charged under this facility during the fiscal year ended October 31, 2021 is identified as Interest expense on the accompanying Statements of Operations.
The average loans for the days outstanding and average interest rate for the Portfolios during the fiscal year ended October 31, 2021, were as follows:
	Amount Outstanding at October 31, 2021	Average Borrowings*	Days Outstanding*	Average Rate	Maxium Borrowings*
Quantitative U.S. Large Cap Core Equity Portfolio	$—	$ 4,588,235	17	1.45%	$25,000,000
Quantitative U.S. Large Cap Growth Equity Portfolio	—	10,755,315	47	1.45%	83,000,000
Quantitative International Equity Portfolio	—	1,200,000	15	1.45%	4,000,000
Women in Leadership U.S. Equity Portfolio	—	3,000,000	3	1.45%	3,000,000
Quantitative U.S. Long/Short Equity Portfolio	—	1,687,500	16	1.45%	6,000,000
Quantitative U.S. Total Market Equity Portfolio	—	1,000,000	3	1.44%	1,000,000
Small Cap Equity Portfolio	—	12,000,000	4	1.45%	12,000,000
Short Term Tax Aware Fixed Income Portfolio	—	1,000,000	2	1.45%	1,000,000
* For the year ended October 31, 2021, based on the number of days borrowings were outstanding. Days Oustanding represents the total number of days during the period where there was an end of day open loan balance for a Portfolio.
8.  Recently Issued Accounting Pronouncements
In March 2017, the FASB issued ASU 2017-08 (“ASU 2017-08”), Receivables -- Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities, which amends the amortization period for certain purchased callable debt securities. Under ASU 2017-08, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices are amortized to the earliest call date and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management has adopted the requirements, and the impact, if any, is reflected within the Funds’ financial statements. In October 2020, ASU 2017-08 was amended by Accounting Standards Update 2020-08, Codification Improvements to Subtopic 310-20, Receivables—Nonrefundable Fees and Other Costs (“ASU 2020-08”). ASU 2020-08 requires entities to reevaluate whether callable debt securities fall within the scope of ASU 2017-08 at each reporting period. ASU 2020-08 also amends the relevant guidance to require premiums to be amortized to the “next call date” rather than the “earliest call date,” and further clarifies the definition of “next call date.” ASU 2020-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2020. Early adoption of ASU 2020-08 is not permitted. Management is currently evaluating the impact of applying ASU 2020-08.
In October 2020, the SEC adopted new regulations governing the use of derivatives by registered investment companies. Rule 18f-4 will impose limits on the amount of derivatives a fund could enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, and require funds whose use of derivatives is more than a limited specified exposure to establish and maintain a derivatives risk management program and appoint a derivatives risk manager. While the new rule became effective February 19, 2021, funds will not be required to fully comply with the new rule until August 19, 2022. It is not currently clear what impact, if any, the new rule will have on the availability, liquidity or performance of derivatives. When fully implemented, the new rule may require
192

THE GLENMEDE FUND, INC.

Notes to Financial Statements — (Concluded)
changes in how a Portfolio will use derivatives, may adversely affect a Portfolio’s performance and may increase costs related to a Portfolio’s use of derivatives.
In January 2021, the FASB issued Accounting Standards Update 2021-01 -- Reference Rate Reform (Topic 848) -- Scope (“ASU 2021-01”) as an update to Accounting Standards Update 2020-04 -- Reference Rate Reform (Topic 848) -- Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”) in order to make certain clarifications. ASU 2020-04 and ASU 2021-01 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other interbank-offered based reference rates. The temporary relief provided by ASU 2020-04 and ASU 2021-01 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management does not believe the impact of adopting ASU 2020-04 and ASU 2021-01 will have a material impact on the financial statements.
9.  Subsequent Events
Management has evaluated events and transactions subsequent to October 31, 2021 through the date the financial statements were available to be issued, and has determined that there were no oher material events that would require recognition or disclosure in the Fund’s financial statements.
193

Report of Independent Registered Public Accounting Firm
To the Board of Directors of The Glenmede Fund, Inc. and Shareholders of Quantitative U.S. Large Cap Core Equity Portfolio, Quantitative U.S. Large Cap Growth Equity Portfolio, Quantitative U.S. Large Cap Value Equity Portfolio, Quantitative U.S. Small Cap Equity Portfolio, Quantitative International Equity Portfolio, Responsible ESG U.S. Equity Portfolio, Women in Leadership U.S. Equity Portfolio, Strategic Equity Portfolio, Small Cap Equity Portfolio, Equity Income Portfolio, Secured Options Portfolio, Global Secured Options Portfolio, Core Fixed Income Portfolio, Short Term Tax Aware Fixed Income Portfolio, High Yield Municipal Portfolio, Quantitative U.S. Long/Short Equity Portfolio and Quantitative U.S. Total Market Equity Portfolio
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of Quantitative U.S. Large Cap Core Equity Portfolio, Quantitative U.S. Large Cap Growth Equity Portfolio, Quantitative U.S. Large Cap Value Equity Portfolio, Quantitative U.S. Small Cap Equity Portfolio, Quantitative International Equity Portfolio, Responsible ESG U.S. Equity Portfolio, Women in Leadership U.S. Equity Portfolio, Strategic Equity Portfolio, Small Cap Equity Portfolio, Equity Income Portfolio, Secured Options Portfolio, Global Secured Options Portfolio, Core Fixed Income Portfolio, Short Term Tax Aware Fixed Income Portfolio, High Yield Municipal Portfolio, Quantitative U.S. Long/Short Equity Portfolio and Quantitative U.S. Total Market Equity Portfolio (constituting The Glenmede Fund, Inc., hereafter collectively referred to as the “Portfolios”) as of October 31, 2021, the related statements of operations for the year ended October 31, 2021, of cash flows of Quantitative U.S. Long/Short Equity Portfolio and Quantitative U.S. Total Market Equity Portfolio for the year ended October 31, 2021, the statements of changes in net assets for each of the two years in the period ended October 31, 2021, including the related notes, and each of the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Portfolios as of October 31, 2021, the results of each of their operations and cash flows of Quantitative U.S. Long/Short Equity Portfolio and Quantitative U.S. Total Market Equity Portfolio for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2021, and each of the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on the Portfolios’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
Philadelphia, Pennsylvania
December 20, 2021
We have served as the auditor of one or more investment companies in the Glenmede family of funds since 1988.
194

The Glenmede Portfolios

Statement Of Assets And Liabilities October 31, 2021
Muni Intermediate Portfolio
Assets:
Investments at value[1]	$ 324,278,218
Cash	14,877,202
Receivable for fund shares sold	13,100
Interest receivable	3,910,513
Prepaid expenses	1,623
Total assets	343,080,656
Liabilities:
Payable for when-issued securities purchased	6,551,921
Payable for fund shares redeemed	360,288
Payable for Trustees’ fees	10,519
Payable for Shareholder Servicing fees	42,733
Accrued expenses	51,279
Total liabilities	7,016,740
Net Assets	$336,063,916
Net Assets consist of:
Par value ($0.001 of shares outstanding)	$ 30,025
Paid-in capital in excess of par value	327,124,974
Total distributable earnings	8,908,917
Total Net Assets	$336,063,916
Shares Outstanding	30,024,635
Net Asset Value Per Share	$ 11.19
[1] Investments at cost	$317,790,999
See Notes to Financial Statements.
195

THE GLENMEDE PORTFOLIOS

Statement Of Operations
For the Year Ended October 31, 2021
Muni Intermediate Portfolio
Investment income:
Interest	$ 5,606,217
Total investment income	5,606,217
Expenses:
Administration, transfer agent and custody fees	147,568
Professional fees	55,761
Shareholder report expenses	9,514
Shareholder servicing fees	496,011
Trustees’ fees and expenses	42,024
Registration and filing fees	9,988
Other expenses	37,221
Total expenses	798,087
Net investment income	4,808,130
Realized and unrealized gain (loss):
Net realized gain on:
Investment transactions	1,993,943
Net change in unrealized loss of:
Investments	(4,768,270)
Net realized and unrealized loss	(2,774,327)
Net increase in net assets resulting from operations	$ 2,033,803
See Notes to Financial Statements.
196

The Glenmede Portfolios

Statements Of Changes In Net Assets
For the Year Ended October 31, 2021
Muni Intermediate Portfolio
Increase (decrease) in net assets
Operations:
Net investment income	$ 4,808,130
Net realized gain on:
Investment transactions	1,993,943
Net change in unrealized loss of:
Investments	(4,768,270)
Net increase in net assets resulting from operations	2,033,803
Distributions from earnings	(8,293,320)
Net increase in net assets from capital share transactions (See note 4)	20,384,358
Net increase in net assets	14,124,841
NET ASSETS:
Beginning of year	321,939,075
End of year	$336,063,916

For the Year Ended October 31, 2020
Muni Intermediate Portfolio
Increase (decrease) in net assets
Operations:
Net investment income	$ 5,626,267
Net realized gain on:
Investment transactions	3,469,398
Net change in unrealized gain of:
Investments	1,937,819
Net increase in net assets resulting from operations	11,033,484
Distributions from earnings	(6,748,049)
Net increase in net assets from capital share transactions (See note 4)	6,334,307
Net increase in net assets	10,619,742
NET ASSETS:
Beginning of year	311,319,333
End of year	$321,939,075
See Notes to Financial Statements.
197

The Glenmede Portfolios

Financial Highlights
For a share outstanding throughout each year
	Muni Intermediate Portfolio
	For The Year Ended October 31,
	2021 [1]	2020 [1]	2019 [1]	2018	2017
Net asset value, beginning of year	$ 11.41	$ 11.25	$ 10.73	$ 11.01	$ 11.08
Income from investment operations:
Net investment income	0.16	0.20	0.22	0.20	0.19
Net realized and unrealized gain (loss) on investments	(0.09)	0.21	0.52	(0.28)	(0.04)
Total from investment operations	0.07	0.41	0.74	(0.08)	0.15
Distributions to shareholders from:
Net investment income	(0.17)	(0.21)	(0.22)	(0.20)	(0.18)
Net realized capital gains	(0.12)	(0.04)	—	—	(0.04)
Total distributions	(0.29)	(0.25)	(0.22)	(0.20)	(0.22)
Net asset value, end of year	$ 11.19	$ 11.41	$ 11.25	$ 10.73	$ 11.01
Total return	0.60%	3.64%	6.90%	(0.73)%	1.38%
Ratios to average net assets/ Supplemental data:
Net assets, at end of year (in 000s)	$336,064	$321,939	$311,319	$289,401	$303,982
Ratio of operating expenses to average net assets	0.24%	0.25%	0.24%	0.23%	0.23%
Ratio of net investment income to average net assets	1.45%	1.80%	1.94%	1.86%	1.70%
Portfolio turnover rate	31%	35%	34%	31%	19%

[1]	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
See Notes to Financial Statements.
198

THE GLENMEDE PORTFOLIOS

Muni Intermediate Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS
October 31, 2021
Face Amount		Value
MUNICIPAL BONDS* — 96.5%
	Alabama — 2.7%
$2,500,000	Alabama State, Public School and College Authority, Revenue Bonds, Refunding, Series A, 5.000% due 11/1/31	$ 3,275,353
1,500,000	Black Belt Energy Gas District, AL, Revenue Bonds, Project No.4, Series A, 4.000% due 12/1/49[1]	1,675,955
2,500,000	Black Belt Energy Gas District, AL, Revenue Bonds, Project No.6, 4.000% due 10/1/52[1]	2,854,359
1,000,000	Southeast Energy Authority A Cooperative District, AL, Revenue Bonds, Project No.1, Series A, 4.000% due 11/1/51[1]	1,167,037
		8,972,704
	Alaska — 1.3%
1,630,000	Alaska State, General Obligation Unlimited, Refunding, Series B, 5.000% due 8/1/22	1,688,618
2,745,000	City of Anchorage, AK, Electric Utility, Revenue Bonds, Refunding, Series A, 4.000% due 12/1/21	2,753,442
		4,442,060
	Arizona — 0.7%
2,015,000	Yuma, AZ, Municipal Property Corp., Road & Excise Tax, Revenue Bonds, Refunding, 5.000% due 7/1/26	2,329,555
	California — 2.2%
1,500,000	California State, General Obligation Unlimited, 5.000% due 3/1/34	1,929,108
	California State, General Obligation Unlimited, Refunding:
1,000,000	5.000% due 9/1/27	1,236,864
2,000,000	4.000% due 9/1/31	2,296,277
1,420,000	5.250% due 8/1/32	1,944,628
		7,406,877
	Colorado — 1.1%
1,765,000	Colorado State, Housing and Finance Authority, Revenue Bonds, Series B, 3.750% due 5/1/50	1,920,217
1,425,000	E-470 Public Highway Authority, CO, Revenue Bonds, Refunding, Series A, 5.000% due 9/1/28	1,784,257
		3,704,474
	Connecticut — 2.5%
2,000,000	Connecticut State, General Obligation Unlimited, Series C, 4.000% due 6/1/28	2,383,617
1,780,000	Connecticut State, Housing Finance Authority, Housing Finance Mortgage Program, Revenue Bonds, Refunding, Series F-1, 3.500% due 11/15/43	1,917,908
	Connecticut State, Special Tax Obligation Bonds, Revenue Bonds, Series A:
2,000,000	5.000% due 5/1/31	2,588,933
1,250,000	5.000% due 5/1/32	1,612,914
		8,503,372
	Delaware — 1.9%
1,590,000	County of New Castle, DE, General Obligation Unlimited, Series A, 5.000% due 10/1/32	2,136,593
1,000,000	Delaware River and Bay Authority, DE, Consisting, Revenue Bonds, Refunding, Series C, 5.000% due 1/1/27	1,096,025
2,640,000	Delaware State, General Obligation Unlimited, Series B, 5.000% due 7/1/24	2,968,334
		6,200,952
See Notes to Financial Statements.
199

THE GLENMEDE PORTFOLIOS

Muni Intermediate Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2021
Face Amount		Value
MUNICIPAL BONDS* — (Continued)
	District Of Columbia — 2.8%
$1,550,000	District of Columbia, General Obligation Unlimited, Series A, 5.000% due 6/1/32	$ 1,786,148
2,700,000	District of Columbia, General Obligation Unlimited, Series D, 5.000% due 6/1/25	3,136,360
1,320,000	District of Columbia, Water and Sewer Authority, Revenue Bonds, Refunding, Series A, 5.000% due 10/1/31	1,561,312
	Metropolitan Washington, DC, Airports Authority System, Revenue Bonds, Refunding, Series B:
1,000,000	5.000% due 10/1/23	1,089,252
1,570,000	5.000% due 10/1/28	1,986,016
		9,559,088
	Florida — 8.6%
1,500,000	Brevard County School District, FL, Certificate Participation, Refunding, 5.000% due 7/1/29	1,676,761
1,000,000	Central Florida, Expressway Authority, Revenue Bonds, (AGMC Insured), 5.000% due 7/1/30	1,310,273
2,820,000	Central Florida, Expressway Authority, Revenue Bonds, Refunding, Series B, 5.000% due 7/1/28	3,360,830
2,750,000	City of Lakeland, FL, Energy System Revenue Bonds, Refunding, 5.000% due 10/1/25	3,218,616
2,765,000	Florida State, Department of Environmental Protection, Revenue Bonds, Refunding, Series A, 5.000% due 7/1/22	2,852,850
	Florida State, Municipal Power Agency, Revenue Bonds, Refunding, Series A:
2,500,000	5.000% due 10/1/27	3,070,712
1,340,000	5.000% due 10/1/28	1,605,587
1,130,000	JEA Electric System Revenue, FL, Revenue Bonds, Refunding, Series A, 5.000% due 10/1/27	1,231,584
3,000,000	Lee County, FL, School Board, Certificate of Participation, Series A, 5.000% due 8/1/28	3,762,838
2,025,000	Orlando & Orange County, FL, Expressway Authority, Revenue Bonds, Refunding, 5.000% due 7/1/23	2,089,421
1,000,000	Orlando, FL, Utilities Commission, Revenue Bonds, Series B, 1.250% due 10/1/46[1]	1,000,378
2,000,000	Pasco County, FL, School Board, Certificate Participation, Series C, (AGMC Insured), 5.000% due 8/1/33	2,555,466
1,025,000	School District of Broward County, FL, Certificate of Participation, Refunding, Series A, 5.000% due 7/1/27	1,228,865
		28,964,181
	Georgia — 0.5%
1,250,000	City of Atlanta, GA, Department of Aviation, Revenue Bond, Series A, 5.000% due 7/1/28	1,571,339
	Hawaii — 0.9%
2,500,000	City and County of Honolulu, HI, General Obligation Unlimited, Series A, 5.000% due 10/1/32	2,898,620
	Illinois — 4.5%
2,000,000	Chicago, IL, O’Hare International Airport, Revenue Bonds, Refunding, Series B, 5.000% due 1/1/32	2,268,111
	County of Cook, IL, General Obligation Unlimited, Refunding, Series A:
1,000,000	5.000% due 11/15/25	1,172,216
1,360,000	5.000% due 11/15/26	1,641,123
1,000,000	Illinois State, Municipal Electric Agency, Revenue Bonds, Series A, 4.000% due 2/1/33	1,112,653
3,500,000	Illinois State, Toll Highway Authority, Revenue Bonds, Refunding, 5.000% due 1/1/28	4,324,161
See Notes to Financial Statements.
200

THE GLENMEDE PORTFOLIOS

Muni Intermediate Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2021
Face Amount		Value
MUNICIPAL BONDS* — (Continued)
	Illinois — (Continued)
$4,000,000	McHenry County, IL, Conservation District, General Obligation Unlimited, Refunding, 5.000% due 2/1/25	$ 4,577,487
		15,095,751
	Indiana — 1.0%
2,340,000	Indiana State, Health and Educational Facilities Financing Authority, Revenue Bonds, Refunding, Series C, 1.750% due 11/15/31[1]	2,340,000
1,025,000	Indiana State, Municipal Power Agency, Revenue Bonds, Refunding, Series A, 5.000% due 1/1/27	1,166,006
		3,506,006
	Iowa — 0.3%
1,135,000	Iowa State, Finance Authority, Variable Refunding Health facilities, Revenue Bonds, 0.030% due 2/15/39[1]	1,135,000
	Kansas — 2.3%
	Kansas State, Department of Transportation Highway Revenue, Revenue Bonds, Series C:
1,190,000	5.000% due 9/1/23	1,236,433
2,750,000	5.000% due 9/1/24	2,857,949
	Wyandotte County-Kansas City, KS, Unified Government, General Obligation Unlimited, Series A, (AGMC Insured):
1,000,000	4.000% due 8/1/24	1,095,766
2,120,000	4.000% due 8/1/25	2,384,812
		7,574,960
	Kentucky — 2.3%
2,315,000	Jefferson County, KY, School District Finance Corp. School Building, Revenue Bonds, Series A, 4.000% due 6/1/29	2,720,599
2,000,000	Kentucky State, Infrastructure Authority, Revenue Bonds, Refunding, Series A, 5.000% due 2/1/28	2,023,928
1,000,000	Kentucky State, Property & Building Commission, Revenue Bonds, Project No. 119, (BAM Insured), 5.000% due 5/1/33	1,228,407
1,500,000	Kentucky State, Property & Building Commission, Revenue Bonds, Project No. 124, Series A, (AGMC Insured), 5.000% due 11/1/27	1,847,804
		7,820,738
	Louisiana — 1.3%
3,905,000	Louisiana State, Gasoline and Fuels Tax Revenue, Revenue Bonds, Refunding, Series C, 5.000% due 5/1/43	4,183,369
	Maine — 0.6%
1,985,000	Maine State, Municipal Bond Bank, Infrastructure Revenue, Revenue Bonds, Refunding, Series A, 5.000% due 9/1/22	2,064,110
	Maryland — 2.5%
2,000,000	Maryland State, General Obligation Unlimited, Series A, 5.000% due 3/15/30	2,485,832
4,000,000	Maryland State, General Obligation Unlimited,Series B, 5.000% due 8/1/24	4,510,858
1,240,000	Montgomery County, MD, General Obligation Unlimited, Consolidated Public Improvement, Refunding, Series D, 4.000% due 11/1/28	1,462,324
		8,459,014
	Massachusetts — 1.3%
2,850,000	Commonwealth of Massachusetts, General Obligation Limited, Series C, 5.000% due 5/1/30	3,048,708
See Notes to Financial Statements.
201

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Muni Intermediate Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2021
Face Amount		Value
MUNICIPAL BONDS* — (Continued)
	Massachusetts — (Continued)
$1,100,000	Commonwealth of Massachusetts, General Obligation Limited, Series E, 5.000% due 9/1/32	$ 1,382,275
		4,430,983
	Michigan — 3.7%
1,045,000	Brighton Area School Districtmi, MI, General Obligation Unlimited, Refunding, Series A, (QSBLF Insured), 5.000% due 5/1/28	1,310,064
1,015,000	Byron Center, MI, Public Schools, General Obligation Unlimited, Refunding, (QSBLF Insured), 5.000% due 5/1/24	1,131,103
4,000,000	Detroit, MI, City School District, General Obligation Unlimited, Refunding, Series A, (QSBLF Insured), 5.000% due 5/1/26	4,093,743
2,275,000	Michigan State, Finance Authority Revenue, Revenue Bonds, Refunding, 5.500% due 12/1/26	2,665,298
1,000,000	Michigan State, Finance Authority Revenue, Revenue Bonds, Series 2019B, 3.500% due 11/15/44[1]	1,032,185
2,140,000	Michigan State, Housing Development Authority, Revenue Bonds, Series B, 3.500% due 6/1/47	2,264,554
		12,496,947
	Minnesota — 1.6%
2,000,000	Minnesota State, General Obligation Unlimited, Series A, 4.000% due 9/1/33	2,478,307
2,745,000	Minnesota State, Housing Finance Agency, Revenue Bonds, Refunding, Series E, (GNMA / FNMA / FHLMC Insured), 4.000% due 1/1/47	2,906,642
		5,384,949
	Missouri — 1.4%
2,000,000	City of Kansas, MO, Sanitary Sewer System, Revenue Bonds, Refunding, Series A, 5.000% due 1/1/27	2,271,756
2,250,000	Missouri State, MO, Housing Development Commission Single Family Mortgage, Revenue Bonds, Series A, (GNMA / FNMA / FHLMC Insured), 3.500% due 11/1/50	2,442,860
		4,714,616
	Nevada — 1.4%
2,000,000	Clark County, NV, General Obligation Limited, Refunding, Series A, 5.000% due 11/1/29	2,363,555
1,000,000	Clark County, NV, School District, General Obligation Limited, Building and Refunding Bonds, Series A, 5.000% due 6/15/26	1,189,270
1,000,000	Clark County, NV, School District, General Obligation Limited, Building and Refunding Bonds, Series C, 5.000% due 6/15/26	1,189,270
		4,742,095
	New Jersey — 0.8%
1,375,000	New Jersey, NJ, Turnpike Authority, Revenue Bonds, Series A, 5.000% due 1/1/27	1,663,955
1,000,000	New Jersey, NJ, Turnpike Authority, Revenue Bonds, Series E, 5.000% due 1/1/32	1,135,066
		2,799,021
	New Mexico — 0.7%
1,075,000	New Mexico State, Mortgage Finance Authority, Revenue Bonds, Series A, (GNMA / FNMA / FHLMC Insured), 3.500% due 1/1/51	1,167,275
See Notes to Financial Statements.
202

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Muni Intermediate Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2021
Face Amount		Value
MUNICIPAL BONDS* — (Continued)
	New Mexico — (Continued)
$ 975,000	New Mexico State, Mortgage Finance Authority, Revenue Bonds, Series F, (GNMA / FNMA / FHLMC Insured), 3.500% due 7/1/50	$ 1,057,134
		2,224,409
	New York — 7.1%
1,000,000	Metropolitan Transportation Aurthority, NY, Revenue Bonds, (AGMC Insured), (SOFR * .670 + 0.55%), 0.584% due 11/1/32[2]	1,003,381
1,250,000	New York City, NY, General Obligation Unlimited, Fiscal 2008 Series J, 5.000% due 8/1/28	1,573,409
1,865,000	New York City, NY, General Obligation Unlimited, REMK Series L, 5.000% due 4/1/33	2,425,060
1,000,000	New York City, NY, General Obligation Unlimited, Series C, 5.000% due 8/1/23	1,083,008
2,000,000	New York City, NY, Municipal Water Finanace Authority, Water and Sewer System, Second General resolution Revenue Bonds, Refunding, Series AA-2, 5.000% due 6/15/30	2,622,120
1,000,000	New York City, NY, Municipal Water Finanace Authority,Water and Sewer System, Revenue Bonds, Series BB-2, 5.000% due 6/15/27	1,178,801
1,465,000	New York City, NY, Transitional Finance Authority Building Aid Revenue, Revenue Bonds, Series S-1, (State Aid Withholding), 5.000% due 7/15/31	1,717,433
1,650,000	New York City, NY, Transitional Finance Authority Revenue, Revenue Bonds, Future Tax Secured, Refunding, Series C, 5.000% due 11/1/26	1,999,008
2,275,000	New York City, NY, Transitional Finance Authority, Future Tax Secured, Revenue Bonds, Subseries E-1, 5.000% due 2/1/30	2,672,558
2,440,000	New York State, Dormitory Authority, Personal Income Tax, Revenue Bonds, Refunding, Series E, 4.000% due 3/15/28	2,741,983
	New York State, Thruway Authority, Highway Revenue Tolls, Revenue Bonds, Refunding, Series K:
1,000,000	5.000% due 1/1/31	1,133,382
1,200,000	5.000% due 1/1/32	1,356,831
	Triborough Bridge and Tunnel Authority, NY, Revenue Bonds, Series C:
1,070,000	4.000% due 11/15/27	1,264,384
1,000,000	5.000% due 11/15/29	1,215,786
		23,987,144
	North Carolina — 2.3%
1,220,000	Duplin County, NC, Limited Obligation, Revenue Bonds, 5.000% due 4/1/23	1,297,214
	New Hanover County, NC, Hospital Revenue, Revenue Bonds, Refunding:
2,320,000	5.000% due 10/1/22	2,418,120
600,000	5.000% due 10/1/23	652,127
2,940,000	North Carolina State, General Obligation Unlimited, Refunding, Series A, 5.000% due 6/1/27	3,500,110
		7,867,571
	Ohio — 4.6%
1,180,000	City of Akron, OH, Income Tax Revenue, Revenue Bonds, 4.000% due 12/1/27[3]	1,354,678
3,250,000	Ohio State, General Obligation Unlimited, Series A, 5.000% due 6/15/28	3,454,475
1,010,000	Ohio State, Hospital Refunding Revenue Bonds, Cleveland Clinic Health System, Series A, 5.000% due 1/1/27	1,225,670
1,670,000	Ohio State, Hospital Revenue Bonds, Series A, 5.000% due 1/15/24	1,762,563
See Notes to Financial Statements.
203

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Muni Intermediate Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2021
Face Amount		Value
MUNICIPAL BONDS* — (Continued)
	Ohio — (Continued)
$2,170,000	Ohio State, Housing Finance Agency Residential Mortgage, Revenue Bonds, Series D (GNMA / FNMA / FHLMC Insured), 4.000% due 3/1/48	$ 2,332,567
1,000,000	Ohio State, Mental Health Facilities, Revenue Bonds, 5.000% due 6/1/26	1,193,957
1,265,000	Ohio State, The University, Revenue Bonds, 5.000% due 12/1/25	1,492,184
2,245,000	Ohio State, Water Development Authority Water Pollution Control Loan Fund, Revenue Bonds, Series A, 5.000% due 6/1/30	2,752,034
		15,568,128
	Oklahoma — 0.7%
2,000,000	Grand River, OK, Dam Authority, Revenue Bonds, Refunding, Series A, 5.000% due 6/1/24	2,237,026
	Oregon — 2.0%
2,975,000	City of Portland, OR, Sewer System, Revenue Bonds, Series A, 4.500% due 5/1/30	3,458,896
	Oregon State, General Obligation Unlimited, Article XI-Q State Project, Series K,:
1,490,000	5.000% due 11/1/28	1,892,932
1,000,000	5.000% due 11/1/30	1,317,397
		6,669,225
	Pennsylvania — 6.4%
1,950,000	City of Philadelphia, PA, Airport Revenue, Revenue Bonds, Refunding, Series A, 5.000% due 7/1/28	2,431,349
1,000,000	City of Philadelphia, PA, General Obligation Unlimited, Series A, 5.000% due 8/1/26	1,197,148
1,000,000	City of Philadelphia, PA, General Obligation Unlimited, Series B, 5.000% due 2/1/28	1,233,820
	Commonwealth of Pennsylvania, General Obligation Unlimited, Series 2:
1,500,000	5.000% due 9/15/25	1,755,676
2,000,000	5.000% due 9/15/28	2,399,305
2,500,000	Cumberland County, PA, Municipal Authority, Revenue Bonds, 5.000% due 11/1/31	3,169,816
2,095,000	Pennsylvania State, Higher Educational Facilities Authority, Revenue Bonds, 5.000% due 8/15/25	2,446,517
1,720,000	Pennsylvania State, Housing Finance Agency Single Family Mortgage Revenue, Revenue Bonds, Series 2019-131A, 3.500% due 4/1/49	1,831,063
2,185,000	Pennsylvania State, Public School Building Authority, Revenue Bonds, 5.000% due 5/1/23	2,339,152
2,500,000	Pennsylvania State, Turnpike Commission, Revenue Bonds, Refunding, 5.000% due 12/1/22	2,628,689
		21,432,535
	Rhode Island — 0.3%
1,020,000	Rhode Island State, Health and Educational Building Corporation, Public School Revenue, Revenue Bonds, Refunding, Series A, 5.000% due 5/15/22	1,046,207
	South Carolina — 0.7%
1,010,000	Beaufort County, SC, General Obligation Unlimited, Series B, (State Aid Withholding), 5.000% due 5/1/22	1,034,081
1,000,000	South Carolina State, Public Service Authority, Revenue Bonds, Series B, 5.000% due 12/1/27	1,233,690
		2,267,771
See Notes to Financial Statements.
204

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Muni Intermediate Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2021
Face Amount		Value
MUNICIPAL BONDS* — (Continued)
	Texas — 13.0%
$1,065,000	Alamo, TX, Community College District, General Obligation Limited, Refunding, 5.000% due 2/15/24	$ 1,178,622
3,500,000	Board of Regents of the University of Texas System, TX, Revenue Bonds, Series D, 5.000% due 8/15/25	4,087,260
2,000,000	City of Dallas and Fort Worth, TX, International Airport Joint Revenue, Revenue Bonds, Refunding, Series A, 5.000% due 11/1/31	2,583,020
3,000,000	Dallas, TX, Area Rapid Transit, Sales Tax Revenue, Revenue Bonds, Refunding, 5.000% due 12/1/25	3,533,453
	Harris County, TX, Cultural Education Facilities Finance Corp., Revenue Bonds, Refunding, Children’s Hospital Project:
1,850,000	5.000% due 10/1/26	2,152,749
1,000,000	5.000% due 10/1/27	1,158,191
3,000,000	Harris County, TX, Flood Control District, Revenue Bonds, Refunding, Series A, 5.000% due 10/1/28	3,728,178
	Harris County, TX, Revenue Bonds, Series A:
1,300,000	5.000% due 8/15/24	1,467,444
3,000,000	5.000% due 8/15/25	3,502,136
1,130,000	Irving Tax Independent School District, TX, General Obligation Unlimited, 4.000% due 2/15/32	1,340,429
1,000,000	Lower Colorado River Authority, TX, Revenue Bonds, (AGMC Insured), 5.000% due 5/15/27[3]	1,197,460
1,125,000	Lower Colorado River Authority, TX, Revenue Bonds, Refunding, 5.000% due 5/15/25	1,300,583
2,500,000	North Texas, Municipal Water District, Revenue Bonds, Series 2021A, 4.000% due 9/1/23[3]	2,661,864
1,000,000	North Texas, Tollway Authority, Revenue Bonds, Refunding, 5.000% due 1/1/32	1,213,383
4,000,000	North Texas, Tollway Authority, Revenue Bonds, Refunding, Series A, 5.000% due 1/1/30	4,536,222
2,550,000	Texas State, General Obligation Unlimited, Series A, 5.000% due 10/1/26	3,080,699
1,375,000	Texas State, General Obligation Unlimited, Series B, 4.000% due 8/1/29	1,541,858
3,090,000	Waco, TX, Independent School District, General Obligation Unlimited, Refunding, (PSF Guaranteed), 5.000% due 8/15/23	3,348,539
		43,612,090
	Vermont — 0.6%
1,900,000	Vermont State, Educational and Health Buildings Financing Agency, Revenue Bonds,Landmark Collage Project A, 0.040% due 7/1/39[1]	1,900,000
	Washington — 5.8%
1,000,000	Central Puget Sound Regional Transit Authority, WA, Revenue Bonds, Refunding, Series S-1, 5.000% due 11/1/30[3]	1,317,211
3,695,000	City of Seattle, WA, Municipal Light and Power Revenue, Revenue Bonds, Refunding, 4.000% due 9/1/30	4,036,755
1,205,000	Grays Harbor County, WA, Public Utility District No. 1, Revenue Bonds, Refunding, Series A, 5.000% due 1/1/27	1,365,320
3,600,000	King County, WA, Bellevue School District No. 405, General Obligation Unlimited, 5.000% due 12/1/25	3,945,704
1,000,000	Spokane County, WA, School District No. 356 Central Valley, General Obligation Unlimited, 4.000% due 12/1/32	1,165,045
4,000,000	Washington State, General Obligation Unlimited, Series R-2013A, 4.000% due 7/1/28	4,096,227
3,000,000	Washington State, General Obligation Unlimited, Series D, 5.000% due 2/1/26	3,551,857
		19,478,119
See Notes to Financial Statements.
205

THE GLENMEDE PORTFOLIOS

Muni Intermediate Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2021
Face Amount		Value
MUNICIPAL BONDS* — (Continued)
	Wisconsin — 1.1%
$2,100,000	Wisconsin State, Department of Transportation Revenue, Revenue Bonds, Refunding, Series 2, 5.000% due 7/1/29	$ 2,572,942
1,000,000	Wisconsin State, Revenue Bonds, Series A, 5.000% due 5/1/28	1,222,233
		3,795,175
	Wyoming — 1.0%
2,995,000	Wyoming State, Community Development Authority, Housing Revenue, Revenue Bonds, Refunding, Series 3, 4.000% due 6/1/43	3,232,037
	TOTAL MUNICIPAL BONDS (Cost $317,790,999)	324,278,218
TOTAL INVESTMENTS (Cost $317,790,999)	96.5%	$324,278,218
OTHER ASSETS IN EXCESS OF LIABILITIES	3.5	11,785,698
NET ASSETS	100.0%	$336,063,916

*	Percentages indicated are based on net assets.
[1]	Variable/Floating interest rate security. Certain variable/floating interest rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. Rate presented is as of October 31, 2021.
[2]	Floating Rate Bond. Rate shown is as of October 31, 2021.
[3]	When-issued security.

Abbreviations:
AGMC — Assured Guaranty Municipal Corporation
BAM — Build America Mutual
FHLMC — Federal Home Loan Mortgage Corporation
FNMA — Federal National Mortgage Association
GNMA — Government National Mortgage Association
PSF — Permanent School Fund
QSBLF — Michigan Qualified School Bond Loan Fund
See Notes to Financial Statements.
206

THE GLENMEDE PORTFOLIOS

Muni Intermediate Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Concluded)
October 31, 2021
STATE DIVERSIFICATION
On October 31, 2021, State Diversification of the Portfolio was as follows:
	% of Net Assets	Value
STATE:
Texas	13.0%	$ 43,612,090
Florida	8.6	28,964,181
New York	7.1	23,987,144
Pennsylvania	6.4	21,432,535
Washington	5.8	19,478,119
Ohio	4.6	15,568,128
Illinois	4.5	15,095,751
Michigan	3.7	12,496,947
District of Columbia	2.8	9,559,088
Alabama	2.7	8,972,704
Connecticut	2.5	8,503,372
Maryland	2.5	8,459,014
North Carolina	2.3	7,867,571
Kentucky	2.3	7,820,738
Kansas	2.3	7,574,960
California	2.2	7,406,877
Oregon	2.0	6,669,225
Delaware	1.9	6,200,952
Minnesota	1.6	5,384,949
Nevada	1.4	4,742,095
Missouri	1.4	4,714,616
Alaska	1.3	4,442,060
Massachusetts	1.3	4,430,983
Louisiana	1.3	4,183,369
Wisconsin	1.1	3,795,175
Colorado	1.1	3,704,474
Indiana	1.0	3,506,006
Wyoming	1.0	3,232,037
Hawaii	0.9	2,898,620
New Jersey	0.8	2,799,021
Arizona	0.7	2,329,555
South Carolina	0.7	2,267,771
Oklahoma	0.7	2,237,026
New Mexico	0.7	2,224,409
Maine	0.6	2,064,110
Vermont	0.6	1,900,000
Georgia	0.5	1,571,339
Iowa	0.3	1,135,000
Rhode Island	0.3	1,046,207
TOTAL MUNICIPAL BONDS	96.5%	$324,278,218
TOTAL INVESTMENTS	96.5%	$324,278,218
See Notes to Financial Statements.
207

The Glenmede Portfolios

Notes to Financial Statements
1.  Organization and Significant Accounting Policies
The Glenmede Portfolios (the “Fund”) is an investment company that was organized as a Massachusetts business trust on March 3, 1992, and is registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of October 31, 2021, the Fund offered shares of one sub-trust, the Muni Intermediate Portfolio (the “Portfolio”). The Portfolio is classified as diversified.
The Fund is an investment company and follows accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification ("ASC") Topic 946 (“ASC 946”). The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S.”) including, but not limited to ASC 946, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates, and the differences could be material. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.
Valuation of Securities:  Municipal obligations for which market quotations are readily available are valued at the most recent quoted bid price provided by investment dealers, provided that municipal obligations may be valued on the basis of prices provided by a pricing service when such prices are determined by the investment advisor to reflect the fair market value of such municipal obligations. These valuations are typically categorized as Level 2 in the fair value hierarchy described below. When market quotations are not readily available or events occur that make established valuation methods unreliable, municipal obligations are valued in a manner which is intended to reflect their fair value as determined in accordance with procedures approved by the Board of Trustees of the Fund (the “Board”) and are typically categorized as Level 3 in the fair value hierarchy. The fair value of securities is generally determined as the amount that a Portfolio could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount. Debt obligations with maturities of 60 days or less at the time of purchase are valued on the basis of amortized cost and are typically categorized as Level 2 in the fair value hierarchy.
FASB ASC Topic 820, “Fair Value Measurements” defines fair value, establishes a three-level hierarchy for measuring fair value and expands disclosure about fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the Portfolio’s investments. Inputs refer broadly to the assumptions that market participants would use in pricing a security. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. These inputs are summarized in the three levels listed below:
Level 1 — quoted prices in active markets for identical investments;
Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk and others) or valuations based on quoted prices in markets that are not active; and
Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.
Changes in valuation techniques may result in changing an investment’s assigned level within the hierarchy.
The Muni Intermediate Portfolio had all long-term investments, with corresponding states at Level 2 at October 31, 2021.
COVID-19:  In early 2020, an outbreak of a novel strain of coronavirus ("COVID-19") emerged globally. This coronavirus has resulted in closing international borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general public concern and uncertainty. The impact of this outbreak has negatively affected the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. Although vaccines for COVID-19 have become more widely available, the future impact of COVID-19 is currently unknown, and the pace of recovery may vary from market to market, which may exacerbate other risks that apply to the Fund’s Portfolio, including political, social and economic risks. Any such impact could adversely affect the Portfolio’s performance, the performance of the securities in which the Portfolio invests and may lead to losses on your investment in the Fund’s Portfolio. The ultimate impact of COVID-19 on the financial performance of the Portfolio’s investments is not reasonably estimable at this time.
Municipal Securities:  The value of, payment of interest on, repayment of principal for, and the ability to sell a municipal security may be affected by constitutional amendments, legislation, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers are located. A credit rating downgrade,
208

The Glenmede Portfolios

Notes to Financial Statements — (Continued)
bond default, or bankruptcy involving an issuer within a particular state or territory could affect the market values and marketability of some or all of the municipal obligations of that state or territory.
Since many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and the Portfolio’s investments in municipal securities.
There is some risk that a portion or all of the interest received from certain tax-free municipal securities could become taxable as a result of determinations by the Internal Revenue Service.
Shareholders should consult the Portfolio’s prospectus for a complete listing of risks associated with the Portfolio.
Securities Transactions and Investment Income:  Securities transactions are recorded as of the trade date. Realized gains and losses on investments sold are computed on the basis of identified cost. Interest income is recorded on the accrual basis and includes, when appropriate, amortization of premiums and accretion of discounts.
Securities purchased or sold on a when-issued or delayed-delivery basis may be settled after a period longer than the regular settlement time of trade date plus three business days. Interest income is accrued based on the terms of the security on settlement date. The Portfolio segregates assets with a current value at least equal to the amount of its when-issued purchase commitments. When-issued purchase commitments involve a risk of loss if the value of the security to be purchased declines prior to settlement date, or if the counterparty does not perform under the contract.
Dividends and Distributions to Shareholders:  Dividends from net investment income, if any, are declared and paid monthly. The Portfolio distributes any net realized capital gains on an annual basis. Additional distributions of net investment income and capital gains for the Portfolio may be made at the discretion of the Board in order to avoid a nondeductible excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended (the “Code”).
Income and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the U.S. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Portfolio, timing differences and differing characterization of distributions made by the Portfolio.
Federal Income Taxes:  The Portfolio intends to continue to qualify as a regulated investment company by complying with the requirements of the Code applicable to regulated investment companies, and by distributing substantially all of its tax-exempt (and taxable, if any) income to its shareholders. Therefore, no federal income tax provision is required. Income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the U.S.
“ Accounting for Uncertainty in Income Taxes — an interpretation of FASB ASC 740” (“ASC 740”) clarifies the accounting for uncertainty in income taxes recognized in accordance with ASC 740, “Accounting for Income Taxes.” This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. The Portfolio’s federal tax returns filed in the 3-year period ended October 31, 2021 remain subject to examination by the Internal Revenue Service. Management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. State, local and/or non-U.S. tax returns and/or other filings may be subject to examination for different periods, depending upon the tax rules of each applicable jurisdiction.
As of October 31, 2021, the tax year end of the Fund, the components of distributable earnings on a tax basis were as follows:
Portfolio	Undistributed Tax-exempt Income	Undistributed Long-Term Gain	Unrealized Appreciation/ (Depreciation)	Total Distributable Earnings
Muni Intermediate Portfolio	$430,509	$1,991,189	$6,487,219	$8,908,917
For the fiscal year ended October 31, 2021, the Portfolio’s components of distributable earnings on a tax basis were equal to the components of distributable earnings on a book basis. Such reclasses had no effect on net assets.
As of October 31, 2021, the tax characterization of distributions paid during the year was equal to the book characterization of distributions paid for the Portfolio and was as follows:
Portfolio	Tax Exempt	Ordinary Income	Long-Term Gains	Return of Capital
Muni Intermediate Portfolio	$4,821,963	$927,838	$2,543,519	$—
209

The Glenmede Portfolios

Notes to Financial Statements — (Continued)
As of October 31, 2020, the tax characterization of distributions paid during the year was equal to the book characterization of distributions paid for the Portfolio and was as follows:
Portfolio	Tax Exempt	Ordinary Income	Long-Term Gains
Muni Intermediate Portfolio	$5,680,505	$465,124	$602,420
As of October 31, 2021, aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value were as follows:
Portfolio	Cost	Appreciation	(Depreciation)	Net
Muni Intermediate Portfolio	$317,790,999	$7,178,517	$691,298	$6,487,219
Other:  In the normal course of business, the Portfolio enters into contracts that may include agreements to indemnify another party under given circumstances. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the Portfolio. However, based on experience, the risk of material loss from such claims is considered to be remote.
2.  Investment Advisory Fee, Administration Fee and Other Related Party Transactions
Glenmede Investment Management LP (the “Advisor” or "GIM"), a wholly-owned subsidiary of The Glenmede Trust Company, N.A. (“Glenmede Trust”), serves as investment advisor to the Portfolio, pursuant to an investment management agreement with the Portfolio. Under this agreement, the Advisor manages the Portfolio, subject to the general supervision of the Board.
The Portfolio does not pay a management fee for advisory services. The investors in the Portfolio are the clients of Glenmede Trust or its affiliated companies (“Affiliates”). Glenmede Trust or its Affiliates charge a fee directly to their clients for fiduciary, trust and/or advisory services. The actual annual fees charged vary dependent on a number of factors, including the particular services provided to the client, and are generally 1.25% or less of the clients’ assets under management.
The Portfolio pays Glenmede Trust shareholder servicing fees at the annual rate of 0.15% of the Portfolio’s average daily net assets.
State Street Bank and Trust Company (“State Street”) serves as administrator, transfer agent, dividend-paying agent and custodian with respect to the Portfolio. The Portfolio pays State Street a fee based on the combined aggregate average daily net assets of the Portfolio and The Glenmede Fund, Inc., an affiliated registered investment company, plus transaction charges for certain transactions and out-of-pocket expenses. The fee is computed daily and paid monthly.
Foreside Fund Officer Services, LLC (formerly known as Foreside Compliance Services, LLC) is paid an annual fee plus out-of-pocket expenses for the provision of personnel and services related to the Fund’s compliance program. The Fund’s Chief Compliance Officer is a Director of Foreside Financial Group, LLC.
Quasar Distributors, LLC (“Quasar”) serves as distributor of the Portfolio’s shares. The distributor receives no fees from the Fund in connection with distribution services provided to the Fund. The Advisor pays Quasar’s fees and out-of-pocket expenses for the distribution services it provides to the Portfolio.
The Portfolio pays each Board member an annual fee of $6,000 and out-of-pocket expenses incurred in attending Board meetings.
Expenses for the fiscal year ended October 31, 2021 include legal fees paid to Faegre Drinker Biddle & Reath LLP as legal counsel to the Fund and the independent Trustees. A partner of the law firm is Secretary of the Fund.
3.  Purchases and Sales of Securities
For the fiscal year ended October 31, 2021, the cost of purchases and proceeds from sales of investment securities other than U.S. government securities and short-term securities were:
Portfolio	Purchases	Sales
Muni Intermediate Portfolio	$121,497,977	$95,626,644
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Notes to Financial Statements — (Concluded)
4.  Shares of Beneficial Interest
The Portfolio may issue an unlimited number of shares of beneficial interest with a $.001 par value. Changes in shares of beneficial interest outstanding were as follows:
	Year Ended 10/31/21		Year Ended 10/31/20
	Shares	Amount	Shares	Amount
Muni Intermediate Portfolio
Sold	4,515,164	$ 51,089,006	6,830,268	$ 77,223,336
Issued as reinvestment of dividends	305,295	3,465,064	97,052	1,085,249
Redeemed	(3,017,818)	(34,169,712)	(6,381,963)	(71,974,278)
Net Increase	1,802,641	$ 20,384,358	545,357	$ 6,334,307
As of October 31, 2021, Glenmede Trust, on behalf of its clients, holds of record and has voting and/or investment authority over substantially all of the Portfolio’s outstanding shares. The Portfolio had no shareholders that beneficially owned 5% of the shares outstanding of the Portfolio as of October 31, 2021.
5.  Line of Credit
Effective November 5, 2020, the Fund and The Glenmede Fund, Inc., acting on behalf of their respective Portfolios, entered into unsecured committed and uncommitted lines of credit, each not to exceed $50 million, with State Street, to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The lines of credit were renewed on November 4, 2021 and will expire on November 3, 2022, if not renewed. Borrowings under the lines of credit bear interest rates determined at the time of such borrowings, if any, are accrued daily and based upon an annualized spread ratio comprised of the overnight federal funds effective rate plus 1.35%. Interest charged under this facility during the fiscal year ended October 31, 2021 is identified as Interest expense on the accompanying Statement of Operations.
The Muni Intermediate Portfolio did not have any borrowings during the fiscal year ended October 31, 2021.
6.  Recently Issued Accounting Pronouncements
In March 2017, the FASB issued ASU 2017-08 (“ASU 2017-08”), Receivables -- Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities, which amends the amortization period for certain purchased callable debt securities. Under ASU 2017-08, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices are amortized to the earliest call date and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management has adopted the requirements, and the impact, if any, is reflected within the Funds’ financial statements. In October 2020, ASU 2017-08 was amended by Accounting Standards Update 2020-08, Codification Improvements to Subtopic 310-20, Receivables—Nonrefundable Fees and Other Costs (“ASU 2020-08”). ASU 2020-08 requires entities to reevaluate whether callable debt securities fall within the scope of ASU 2017-08 at each reporting period. ASU 2020-08 also amends the relevant guidance to require premiums to be amortized to the “next call date” rather than the “earliest call date,” and further clarifies the definition of “next call date.” ASU 2020-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2020. Early adoption of ASU 2020-08 is not permitted. Management is currently evaluating the impact of applying ASU 2020-08.
7.  Subsequent Events
Management has evaluated events and transactions subsequent to October 31, 2021 through the date the financial statements were available to be issued, and has determined that there were no other material events that would require recognition or disclosure in the Fund’s financial statements.
211

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of The Glenmede Portfolios and Shareholders of Muni Intermediate Portfolio
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of Muni Intermediate Portfolio (constituting The Glenmede Portfolios, hereafter referred to as the "Portfolio") as of October 31, 2021, the related statement of operations for the year ended October 31, 2021, the statements of changes in net assets for each of the two years in the period ended October 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of October 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2021 and the financial highlights for each of the five years in the period ended October 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
Philadelphia, Pennsylvania
December 20, 2021
We have served as the auditor of one or more investment companies in the Glenmede family of funds since 1988.
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THE GLENMEDE PORTFOLIOS

Tax Information (Unaudited)
For the fiscal year ended October 31, 2021
Of the ordinary distributions made during the fiscal year ended October 31, 2021, the following percentages have been derived from investments in U.S. Government and Agency Obligations. All or a portion of the distributions from this income may be exempt from taxation at the state level. Consult your tax advisor for state specific information.
Core Fixed Income Portfolio	71.39%
Of the ordinary distributions made during the fiscal year ended October 31, 2021, the following percentages qualify for the dividends received deduction available to corporate shareholders:
Quantitative U.S. Large Cap Core Equity Portfolio	100%
Quantitative U.S. Large Cap Growth Equity Portfolio	100%
Quantitative U.S. Large Cap Value Equity Portfolio	100%
Quantitative U.S. Small Cap Equity Portfolio	100%
Responsible ESG U.S. Equity Portfolio	100%
Women in Leadership U.S. Equity Portfolio	100%
Quantitative U.S. Total Market Equity Portfolio	100%
Strategic Equity Portfolio	100%
Small Cap Equity Portfolio	100%
Equity Income Portfolio	100%
The above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains for Securities and Exchange Commission (book) purposes and Internal Revenue Service (tax) purposes.
Foreign Taxes Paid or Withheld
Portfolio	Total
Quantitative International Equity Portfolio	$160,305
The foreign taxes paid or withheld per share represent taxes incurred by the Fund on interest and dividends received by the Fund from foreign sources. Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Consult your tax advisor regarding the appropriate treatment of foreign taxes paid.
The Fund paid long-term capital gain distributions of:
Quantitative U.S. Large Cap Core Equity Portfolio	$115,445,676
Quantitative U.S. Large Cap Growth Equity Portfolio	$384,253,311
Quantitative U.S. Small Cap Equity Portfolio	$ 133
Responsible ESG U.S. Equity Portfolio	$ 136,344
Women in Leadership U.S. Equity Portfolio	$ 519,410
Quantitative U.S. Total Market Equity Portfolio	$ 4,259,050
Strategic Equity Portfolio	$ 14,725,484
Small Cap Equity Portfolio	$ 834,084
Secured Options Portfolio	$ 6,213,707
Global Secured Options Portfolio	$ 225,651
Core Fixed Income Portfolio	$ 5,081,697
High Yield Municipal Portfolio	$ 22,353
Muni Intermediate Portfolio	$2,543,519
The above figures may differ from those cited elsewhere in this report due to differences between reporting requirements for Securities and Exchange Commission (book) purposes and Internal Revenue Service (tax) purposes.
Qualified dividend income (“QDI”) received through October 31, 2021, that qualified for a reduced tax rate pursuant to the Code Section 1 (h)(11) are as follows:
Quantitative U.S. Large Cap Core Equity Portfolio	$11,013,057
Quantitative U.S. Large Cap Growth Equity Portfolio	$ 4,362,589
Quantitative U.S. Large Cap Value Equity Portfolio	$ 32,775
Quantitative U.S. Small Cap Equity Portfolio	$ 7,532
Quantitative International Equity Portfolio	$ 1,099,884
Responsible ESG U.S. Equity Portfolio	$ 218,408
Women in Leadership U.S. Equity Portfolio	$275,552
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THE GLENMEDE PORTFOLIOS

Tax Information (Unaudited) — (Concluded)
For the fiscal year ended October 31, 2021
Quantitative U.S. Total Market Equity Portfolio	$45,803
Strategic Equity Portfolio	$ 1,036,605
Small Cap Equity Portfolio	$ 2,196,950
Equity Income Portfolio	$333,966
Qualified interest income (“QII”) received through October 31, 2021, that qualified for a reduced tax rate pursuant to the Code Section 871 (k) are as follows:
Secured Options Portfolio	22.68%
Global Secured Options Portfolio	43.52%
Core Fixed Income Portfolio	16.19%
Of the dividends paid by the Short Term Tax Aware Fixed Income Portfolio, High Yield Municipal Portfolio and Muni Intermediate Portfolio from net investment income for the fiscal year ended October 31, 2021, 81.89%, 98.80% and 100.00%, respectively, is tax-exempt for regular Federal income taxes.
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The Glenmede Portfolios

Board Members and Officers Table (Unaudited)
The information pertaining to the Board of Directors of The Glenmede Fund, Inc. and the Board of Trustees of The Glenmede Portfolios (collectively, the “Funds”) and their respective officers is set forth below. The Statement of Additional Information includes additional information about the Funds’ Directors/Trustees and is available without charge, upon request, by calling 1-800-442-8299. Each Director/Trustee holds office until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Director/Trustee and until the election and qualification of his/her successor, if any, elected at such meeting, or (ii) the date he or she dies, resigns or retires, or is removed by the applicable Board or shareholders. Each officer is elected by the applicable Board and holds office for the term of one year and until his or her successor is duly elected and qualified, or until he or she dies, resigns, is removed, or becomes disqualified. The address of each Board member is c/o State Street Bank and Trust Company, One Lincoln Street, Floor 8, SFC 0805, Boston, MA 02111, Attention: Fund Administration Legal Department.
Independent Directors/Trustees(1)
Name and Age	Positions Held with the Funds/Time Served	Principal Occupations(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director/Trustee	Other Directorships Held by Director/ Trustee
H. Franklin Allen, Ph.D. Age: 65	Director of Glenmede Fund (since March 1991) and Trustee of Glenmede Portfolios (since May 1992)	Vice Dean Research and Faculty of the Imperial College Business School (since 2019); Professor of Finance and Economics and Executive Director of the Brevan Howard Centre for Financial Analysis at the Imperial College London (since 2014); Professor Emeritus of Finance, The Wharton School of The University of Pennsylvania since June 2016; Professor of Finance and Economics (1990-1994); Vice Dean and Director of Wharton Doctoral Programs (1990-1993). Employed by The University of Pennsylvania (from 1980-2016).	18	None
William L. Cobb, Jr. Age: 74	Director of Glenmede Fund, Trustee of Glenmede Portfolios (since February 2007) and Chairman of the Funds (since December 2021)	Former Executive Vice President and Former Chief Investment Officer, The Church Pension Fund (defined benefit plan for retired clergy of the Episcopal Church) (1999-2014); Chair and Member, Investment Committee, The Minister and Missionaries Benefit Board of the American Baptist Church (until 2013); Chair and Member, Investment Committee, The Minister and Missionaries Benefit Board of the American Baptist Church (until 2013); Vice Chairman, J.P. Morgan Investment Management (1994-1999).	18	Director, TCW Direct Lending LLC
Gail E. Keppler Age: 75	Director of Glenmede Fund and Trustee of Glenmede Portfolios (since February 2007)	Former Co-CEO/COO TVG, Inc. (pharmaceutical marketing consulting) (1992-2002); Former Board Member, Laurel House; Former Division President and Board Member, Burke Marketing Services, Inc.; Former Board member Cape May County Habitat for Humanity.	18	None
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Board Members and Officers Table (Unaudited) — (Continued)
Name and Age	Positions Held with the Funds/Time Served	Principal Occupations(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director/Trustee	Other Directorships Held by Director/ Trustee
Harry Wong Age: 73	Director of Glenmede Fund and Trustee of Glenmede Portfolios (since February 2007)	Former Managing Director, Knight Capital Americas, L.P., an operating subsidiary of Knight Capital Group Inc. (investment banking) (2009-2011); Managing Director, Long Point Advisors, LLC (business consulting) (2003-2012); Managing Director, BIO-IB LLC (healthcare investment banking) (2004-2009); Senior Managing Director, ABN AMRO (investment banking) (1990-2002); Adjunct Faculty Member, Sacred Heart University (2003-2007).	18	None
(1)Independent Directors/Trustees are those Directors/Trustees who are not “interested persons” of the Funds as defined in the 1940 Act.
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Board Members and Officers Table (Unaudited) — (Continued)
Interested Directors/Trustees(2)
Name and Age	Positions Held with the Funds/Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director/Trustee	Other Directorships Held by Director/ Trustee
Susan W. Catherwood(2) Age: 78	Director of Glenmede Fund and Trustee of Glenmede Portfolios (since February 2007)	Director (since 1988) and Member of the Investment Review/Relationship Oversight Committee (since 2001), Compensation Committee (since 1993) and Nominating Committee (Since 2018), Glenmede Trust; Director, The Glenmede Corporation (since 1988); Board Member, The Pew Charitable Trusts; Charter Trustee, The University of Pennsylvania; Chairman Emeritus, The University Museum of The University of Pennsylvania; Chairman of the Board of Managers, The Christopher Ludwick Foundation; Board Member, Monell Chemical Senses Center; Director: Thomas Skelton Harrison Foundation and The Catherwood Foundation; Fellow and serves on Finance and Investment Committees, and former Board member, College of Physicians of Philadelphia; Former Member and Chair, The Women’s Committee and Penn Museum Board of Overseers of the University of Pennsylvania;Former Board Chair, University of Pennsylvanita Health System (1991 - 1999).	18	None
Mary Ann B. Wirts(2) Age: 70	Director of Glenmede Fund (since June 2020) and Trustee of Glenmede Portfolios (since June 2020)	Managing Director and Chief Administrative Officer of Glenmede Trust (until 2020); Managing Director and Chief Administrative Officer of Glenmede Investment Management LP (2006-2020); First Vice President and Managing Director of Fixed Income of Glenmede Advisers (2000-2006).	18	None
(2)Interested Directors/Trustees are those Directors/Trustees who are “interested persons” of the Funds as defined in the 1940 Act. Susan W. Catherwood and Mary Ann B. Wirts are considered to be “interested” Director/Trustees of the Funds because of their current or prior affiliations with Glenmede Trust, the parent company of the Funds’ investment advisor, GIM, and/or their stock ownership in The Glenmede Corporation, of which GIM is an affiliate.
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Board Members and Officers Table (Unaudited) — (Concluded)
Officers
Name, Address and Age	Positions Held with the Funds/Time Served	Principal Occupation(s) During Past 5 Years
Kent E. Weaver 1650 Market Street, Suite 1200 Philadelphia, PA 19103 Age: 54	President of the Funds since November 2019.	President of Glenmede Investment Management LP (since 2021); Director of Client Service of Glenmede Investment Management LP (July 2015-2021); Former Director of Client Service and Sales, Chief Compliance Officer of Philadelphia International Advisors, LP (2002-June 2015).
Kimberly C. Osborne 1650 Market Street, Suite 1200 Philadelphia, PA 19103 Age: 55	Executive Vice President of the Funds since December 1997; Assistant Treasurer of the Funds since December 2020.	Client Service Manager of Glenmede Investment Management LP (since 2006). Vice President of Glenmede Trust and Glenmede Advisers until 2008. Employed by Glenmede Trust 1993-2008 and Glenmede Advisers 2000-2008.
Christopher E. McGuire 1650 Market Street, Suite 1200 Philadelphia, PA 19103 Age: 48	Treasurer of the Funds since December 2019.	Director of Administration of Glenmede Investment Management LP (since October 2019); Managing Director, State Street Bank and Trust Company (from 2007 - October 2019).
Michael P. Malloy One Logan Square, Suite 2000 Philadelphia, PA 19103- 6996 Age: 62	Secretary of the Funds since January 1995.	Partner in the law firm of Faegre Drinker Biddle & Reath LLP.
Eimile J. Moore 690 Taylor Road, Suite 210 Columbus, OH 43230 Age: 52	Chief Compliance Officer of the Funds since December 2017.	Managing Director, Foreside Financial Group, LLC (since 2011); Vice President/Business Manager, JP Morgan Distribution Services, Inc. (2006-2011).
Bernard Brick 1 Lincoln Street, Floor 8 Boston, MA 02111 Age: 47	Assistant Secretary of the Funds since December 2013.	Vice President and Senior Counsel, State Street Bank and Trust Company (2011-present).
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(Unaudited)
Proxy Voting
A description of the policies and procedures that the Funds’ investment advisor and sub-advisor use to vote proxies relating to the Funds’ portfolio securities is available, without charge, upon request, by calling 1-800-442-8299, and on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.
Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, by calling 1-800-442-8299, and on the SEC’s website at http://www.sec.gov.
Quarterly Portfolio Holdings
The Funds file their complete schedule of portfolio holdings of each Portfolio with the SEC for the first and third quarter of each fiscal year as an attachment to Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at http://www.sec.gov. You may also visit the Funds’ website at www.glenmedeim.com or call 1-800-442-8299 for this and other information about the Funds.
Boards of Directors’/Trustees’ Consideration of Investment Advisory and Sub-Advisory Agreements
At a meeting held on September 9, 2021, the Board of Directors of The Glenmede Fund, Inc. and the Board of Trustees of The Glenmede Portfolios (collectively, the “Boards”) renewed the Investment Advisory Agreements and Sub-Advisory Agreement for each Portfolio of the Funds. Pursuant to relief granted by the U.S. Securities and Exchange Commission (the “SEC”) in light of the COVID-19 pandemic (the “Order”) and a determination by the Boards that reliance on the Order was appropriate due to circumstances related to the current or potential effects of COVID-19, the meeting was held by video- and telephone-conference.
In determining whether to renew the Investment Advisory Agreements and Sub-Advisory Agreement (collectively, the “Agreements”), the Boards, including all of the Directors/Trustees who are not interested persons under the Investment Company Act of 1940, as amended (the “Independent Directors/Trustees”), reviewed and considered, among other items: (1) a memorandum from independent counsel setting forth the Boards’ fiduciary duties, responsibilities and the factors the Boards should consider in their evaluation of the Agreements; (2) reports prepared by an independent rating and ranking organization and charts prepared by the Glenmede Investment Management, LP (the “Advisor”) and Capital International, Inc. (“Capital”), the sub-advisor to the High Yield Municipal Portfolio, comparing the performance of each Portfolio it advises or sub-advises, as applicable, to the performance of its applicable benchmark index and relevant peer group; (3) a Broadridge Financial Solutions, Inc. (“Broadridge”) report comparing each Portfolio’s advisory fees, if any, and expenses to those of its relevant peer group; and (4) reports and presentations by representatives of the Advisor and Capital, as applicable, that described: (i) the nature, extent and quality of the Advisor’s services provided to its Portfolios; (ii) the nature, extent and quality of Capital’s sub-advisory services provided to the High Yield Municipal Portfolio; (iii) the experience and qualifications of the personnel providing those services; (iv) their organizational structures, financial information, insurance coverage and Forms ADV; (v) their investment philosophies and processes; (vi) their assets under management and client descriptions; (vii) the Advisor’s soft dollar commission policy, including information on the types of research and services obtained in connection with soft dollar commissions and the Advisor’s and Capital’s trade allocation policies; (viii) the current advisory fee arrangements with those Portfolios that charge advisory fees; (ix) the contractual fee and expense waivers in effect for the Quantitative U.S. Long/Short Equity Portfolio, Quantitative International Equity Portfolio, Quantitative U.S. Large Cap Value Equity Portfolio, Quantitative U.S. Small Cap Equity Portfolio, Equity Income Portfolio, Global Secured Options Portfolio, High Yield Municipal Portfolio, Women in Leadership U.S. Equity Portfolio, Responsible ESG U.S. Equity Portfolio, Short Term Tax Aware Fixed Income Portfolio and Quantitative U.S. Total Market Equity Portfolio; (x) the advisory fee arrangements with the Advisor’s other similarly managed clients, if any, and Capital’s affiliate’s similarly managed fund; (xi) their compliance processes and conflicts of interest assessments; (xii) the Advisor’s profitability analyses related to providing services to the Portfolios; (xiii) Capital’s assessment that its profitability in managing the High Yield Municipal Portfolio is not relevant because the sub-advisory fee is only a component of the overall advisory fee paid by the High Yield Municipal Portfolio to the Advisor; and (xiv) the extent to which economies of scale are relevant to the Portfolios. The Directors/Trustees considered the written materials, the Advisor’s and Capital’s presentations, the Funds’ Chief Compliance Officer’s quarterly and annual reports, and deliberated on the Agreements in light of this information together with information provided to the Directors/Trustees in advance of each regular quarterly meeting over the course of the year. In their deliberations, the Directors/Trustees did not identify any single piece of information that was all-important or controlling.
The nature, extent and quality of the services provided to the Portfolios under the Agreements. The Directors/Trustees considered the nature, extent and quality of the services provided by the Advisor and Capital, as applicable, to the Portfolios and the resources dedicated to the Funds by the Advisor and Capital. The Directors/Trustees also considered the background and experience of the Advisor’s senior management personnel and the qualifications, background and responsibilities of the portfolio managers who are primarily responsible for the day-to-day portfolio management services for the Portfolios. The Directors/Trustees also considered the allocation of responsibilities among the Advisor and Capital. The Directors/Trustees also took into account the Advisor’s and Capital’s investment experience. The Directors/Trustees also considered that it receives information from the Funds’ Chief Compliance Officer regarding
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(Unaudited) — (Continued)
the Advisor’s and Capital’s compliance policies and procedures. The Directors/Trustees also took into account their knowledge of management and the quality of the performance of management’s duties through Board meetings, discussion and reports during the preceding year. After reviewing these and related factors, the Boards, including all of the Independent Directors/Trustees, reached the following conclusions, among others, regarding the Advisor and Capital and their respective Agreements: the Advisor and Capital each has the capabilities, resources and personnel necessary to manage their respective Portfolio(s) and the Advisor has the capabilities, resources and personnel necessary to oversee Capital as the sub-advisor to the High Yield Municipal Portfolio; the Boards are satisfied with the quality of services provided by the Advisor in advising its Portfolios and Capital in sub-advising the High Yield Municipal Portfolio.
The costs of the services provided and/or profits realized by the Advisor and Capital from their relationships with the Portfolios. The Directors/Trustees considered the fees charged to each Portfolio that pays an advisory fee as well as the expense levels of each Portfolio. This information included comparisons of each Portfolio’s advisory fee and expenses to those of its peer groups and information about the advisory fees charged by the Advisor and Capital’s affiliate to other accounts with a similar strategy, if any. In evaluating the Portfolios’ advisory fees, the Directors/Trustees considered the demands, complexity and quality of the investment management of the Portfolios. In considering the fees charged by the Advisor and Capital’s affiliate to any comparable accounts, the Directors/Trustees also considered, among other things, management’s discussion of the different investment restrictions or policies that may be involved in managing accounts of different types and mutual funds generally involve more compliance and regulatory filings and generally require additional services to manage shareholder purchases and redemptions than separate accounts.
The Directors/Trustees also noted that the sub-advisory fee, for the High Yield Municipal Portfolio would not be paid by the Portfolio, but would be paid by the Advisor out of its advisory fee. The Directors/Trustees also considered that the Advisor had renewed the existing expense limitation agreements with the Quantitative U.S. Long/Short Equity Portfolio, Quantitative International Equity Portfolio, Quantitative U.S. Large Cap Value Equity Portfolio, Quantitative U.S. Small Cap Equity Portfolio, Equity Income Portfolio, Global Secured Options Portfolio, High Yield Municipal Portfolio, Women in Leadership U.S. Equity Portfolio, Responsible ESG U.S. Equity Portfolio, Short Term Tax Aware Fixed Income Portfolio and Quantitative U.S. Total Market Equity Portfolio, pursuant to which the Advisor agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting each such Portfolio’s total annual operating expenses for a period of time.
The Directors/Trustees examined the profitability of the Advisor on a Portfolio-by-Portfolio basis and concluded that the profit to the Advisor for advisory services to the Portfolios seemed reasonable. The Boards also noted that The Glenmede Trust Company N.A. receives fees for shareholder servicing fees for certain classes of the Portfolios. The Glenmede Fund Board concluded that Capital’s profitability for providing services to the High Yield Municipal Portfolio was not a material factor in determining whether to renew the Sub-Advisory Agreement for the High Yield Municipal Portfolio; and the benefits derived by the Advisor from managing the Portfolios, including how the Advisor uses soft dollars and selects brokers, and the ways in which it conducts portfolio transactions, seem reasonable. The Glenmede Fund Board concluded that consideration of Capital’s use of soft dollars was not relevant because based on the information provided, Capital does not use soft dollars in sub-advising the High Yield Municipal Portfolio.
After reviewing these and related factors, including taking into account management’s discussion regarding the Portfolios’ expenses, the Boards concluded that the advisory fees and the sub-advisory fee, were reasonable, and that the costs of these services generally and the related profitability of the Advisor from its relationships with the Portfolios were reasonable and supported the continuation of the Agreements. The Boards considered the annual operating expenses paid by each Portfolio and the operating expenses being paid by other comparable mutual funds. The Boards concluded that based on the Broadridge reports and those Portfolios that have contractual fee waiver and expense reimbursement agreements with the Advisor, the annual portfolio operating expenses were reasonable. The Glenmede Fund Board also concluded that the advisory fees charged by the Advisor are based on services that are in addition to, rather than duplicative of, the services provided under the advisory contracts of exchange traded funds in which the Portfolios may invest.
Investment performance of the Portfolios. The Directors/Trustees received and reviewed with management, information about the performance of the Portfolios over various time periods, including information that compared the performance of the Portfolios to the performance of peer groups and each Portfolio’s performance benchmark. The Boards also took into account the portfolio managers’ discussion of each Portfolio’s performance, including, where applicable, the reasons for a Portfolio’s over-or-under performance as compared to its benchmark index and/or peer group. The Boards concluded that based on the information provided, the performance of the Portfolios are generally mixed as compared with their applicable benchmark indices and other mutual funds in their peer groups in light of all factors considered.
Economies of Scale. The Directors/Trustees considered the existence of any economies of scale in the provision of services by the Advisor and Capital and whether those economies would be shared with the Portfolios through expense waivers or limitations. The Directors/Trustees noted that since the fees payable to the Advisor do not have breakpoints, there would be no economies of scale for those fees as the Portfolios’ assets increase. With respect to its evaluation of the High Yield Municipal Portfolio’s sub-advisory fee, economies of scale were not considered relevant because the sub-advisory fee is paid by the Advisor, not the High Yield Municipal Portfolio nor its shareholders, and
220

The Glenmede Fund, Inc.
The Glenmede Portfolios

(Unaudited) — (Concluded)
therefore has no impact on the High Yield Municipal Portfolio’s expense ratio. After reviewing these and related factors, the Boards concluded that the advisory fees, and sub-advisory fee were reasonable and supported the continuation of the Agreements.
Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Boards, including the Independent Directors/Trustees, concluded that renewal of each of the Investment Advisory Agreements and the Sub-Advisory Agreement would be reasonable and fair to the respective Portfolios and their shareholders, and approved the Agreements for an additional one-year period. Pursuant to the SEC Order, the Boards determined that the Directors/Trustees, including the Independent Directors/Trustees, voting separately, would ratify their approval at the next in-person Board meeting.
STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM
Each of the Portfolios has adopted the Funds’ Liquidity Risk Management Program (the “Program”) pursuant to Rule 22e-4 under the Investment Company Act of 1940 Act, as amended (the “Liquidity Rule”). The Program seeks to assess, manage and review each Portfolio’s Liquidity Risk. “Liquidity Risk” is defined as the risk that a Portfolio could not meet requests to redeem shares issued by the Portfolio without significant dilution of remaining investors’ interests in the Portfolio. Each Fund’s Board has appointed Glenmede Investment Management L.P. to be the program administrator for the Program (the “Program Administrator”). Among other things, the Liquidity Rule requires that the Program Administrator provide a written report to the Boards of Directors/Trustees (the “Boards”) on an annual basis that addresses the operation of the Program and assesses the adequacy and effectiveness of its implementation, including the operation of the Highly Liquidity Investment Minimum (“HLIM”) established for each Portfolio, if any, and any material changes to the Program (the “Report”). At the June 3, 2021 Board meetings, the Program Administrator presented the annual Report concerning the operation of the Program for the period from May 1, 2020 through April 30, 2021 (the “Program Reporting Period”). The Report summarized the operation of the Program and the information and factors considered by the Program Administrator in assessing whether the Program had been adequately and effectively implemented with respect to each Portfolio. There were no material changes to the Program during the Program Reporting Period and none of the Portfolios were required to set a HLIM. The Report concluded that the Program is appropriately designed, implemented and is effectively operating to assess and manage each Portfolio’s liquidity risk within the compliance parameters of the Liquidity Rule during the Program Reporting Period.
221

The Glenmede Fund, Inc. and The Glenmede Portfolios
Investment Advisor
Glenmede Investment Management LP
One Liberty Place
1650 Market Street, Suite 1200
Philadelphia, Pennsylvania 19103
Administrator
State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111
Custodian
State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111
Legal Counsel
Faegre Drinker Biddle & Reath LLP
One Logan Square
Suite 2000
Philadelphia, Pennsylvania 19103-6996
Distributor
Quasar Distributors, LLC
111 E Kilbourn Ave, Suite 2200
Milwaukee, Wisconsin 53202
Independent Auditors
PricewaterhouseCoopers LLP
2 Commerce Square, Suite #1800
2001 Market Street
Philadelphia, Pennsylvania 19103
Investment Sub-Advisor
(for High Yield Municipal Portfolio)
Capital International, Inc.
11100 Santa Monica Boulevard
Los Angeles, California 90025

The report is submitted for the general information of the shareholders of The Glenmede Fund, Inc. and The Glenmede Portfolios. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus for the Funds, which contain information concerning the Fund’s investment policies and expenses as well as other pertinent information.

(b) Not applicable.

Item 2. Code of Ethics.

As of October 31, 2021, the Registrant has adopted a code of ethics that applies to the Registrant’s President and Treasurer (Principal Executive Officer and Principal Financial Officer). For the year ended October 31, 2021, there were no amendments to a provision of its code of ethics, nor were there any waivers, including implicit waivers granted from a provision of the code of ethics. A copy of the Registrant’s code of ethics is filed with the Form N-CSR under Item 13(a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The audit committee financial expert serving on the Registrant’s audit committee is Harry Wong, who is “independent” as defined in Item 3(a)(2) of this Form.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees – The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $500,906 and $484,488 for the fiscal years ended October 31, 2020 and October 31, 2021, respectively.

(b)

Audit-Related Fees – There were no fees billed for the fiscal years ended October 31, 2020 and October 31, 2021 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under (a) of this Item.

(c)

Tax Fees – The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for the review of the Registrant’s tax returns, other tax-related filings, excise tax calculations and final income distributions for liquidating funds were $101,200 and $97,900 for the fiscal years ended October 31, 2020 and October 31, 2021, respectively.

(d)

All Other Fees – There were no other fees billed for the fiscal years ended October 31, 2020 and October 31, 2021 for products and services provided by the principal accountant, other than the services reported in (a) through (c) of this Item.

(e)

(1) The Registrant’s audit committee pre-approves all audit and non-audit services to be performed by the Registrant’s accountant before the accountant is engaged by the Registrant to perform such services.

(2) There were no services described in (b) through (d) above (including services required to be approved by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

None of the hours expended on the principal accountant’s engagement to audit the Registrant’s financial statements for the fiscal year ended October 31, 2021 were attributable to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)

The aggregate non-audit fees and services billed by the Registrant’s accountant for each of the last two fiscal years were $101,200 and $97,900 for the fiscal years ended October 31, 2020 and October 31, 2021, respectively, as described above.

(h)	Not applicable.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Schedules of Investments in securities of unaffiliated issuers as of the close of the reporting period are included as part of the report to shareholders filed under Item 1 of this form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Investment Management Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11. Controls and Procedures.

(a) The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))), are effective based on the evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days prior to the filing date of this report.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))), that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) Not applicable.

(b) Not applicable.

Item 13. Exhibits.

(a)(1) Code of Ethics for the Registrant’s President and Treasurer (Principal Executive Officer and Principal Financial Officer) described in Item 2 is attached hereto.

(a)(2) Certifications of the Principal Executive Officer and Principal Financial Officer of the Registrant, as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)), are attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 as required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 15d-14(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350), are attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	THE GLENMEDE FUND, INC.

By (Signature and Title)	/s/ Kent E. Weaver
Kent E. Weaver President (Principal Executive Officer)

Date	January 5, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Kent E. Weaver
Kent E. Weaver President (Principal Executive Officer)

Date	January 5, 2022

/s/ Christopher E. McGuire
Christopher E. McGuire Treasurer (Principal Financial Officer)

Date	January 5, 2022